UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6337


                              ACCESSOR FUNDS, INC.
                              --------------------
               (Exact name of registrant as specified in charter)

                1420 Fifth Avenue, Suite 3600, Seattle, WA 98101
                ------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)
                     ---------------------------------------

                   Copies of all communications, including all
                      communications sent to the agent for
                           service, should be sent to:
                                 ROGER JOSEPH
                             Bingham McCutchen LLP
                              150 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)
                     ---------------------------------------

        Registrant's Telephone Number, including Area Code: 206-224-7420
                                                            ------------

                        Date of fiscal year end: December 31
                                                 -----------

                     Date of reporting period: December 31, 2005
                                               -----------------

Item 1.           Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).



--------------------------------------------------------------------------------
[GRAPHIC]                     ACCESSOR FUNDS, INC.
--------------------------------------------------------------------------------

                                  ANNUAL REPORT

--------------------------------------------------------------------------------
                AUDITED                              DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  EQUITY FUNDS
                                     Growth
                                      Value
                                Small to Mid Cap
                              International Equity

                               FIXED-INCOME FUNDS
                                 High Yield Bond
                            Intermediate Fixed-Income
                         Short-Intermediate Fixed-Income
                               Mortgage Securities
                        Limited Duration U.S. Government
                              U.S. Government Money

                                ALLOCATION FUNDS
                           Accessor Income Allocation
                       Accessor Income & Growth Allocation
                          Accessor Balanced Allocation
                       Accessor Growth & Income Allocation
                           Accessor Growth Allocation
                      Accessor Aggressive Growth Allocation

--------------------------------------------------------------------------------
                                    ACCESSOR
--------------------------------------------------------------------------------

================================================================================
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter To Our Shareholders ...................................................1

Management's Discussion and Analysis .........................................2

Understanding Fund Expenses .................................................34

Schedule of Investments
  Growth Fund ...............................................................38
  Value Fund ................................................................43
  Small to Mid Cap Fund .....................................................47
  International Equity Fund .................................................57
  High Yield Bond Fund ......................................................61
  Intermediate Fixed-Income Fund ............................................64
  Short-Intermediate Fixed-Income Fund ......................................68
  Mortgage Securities Fund ..................................................73
  Limited Duration U.S. Government Fund .....................................81
  U.S. Government Money Fund ................................................84
  Accessor Income Allocation Fund ...........................................86
  Accessor Income & Growth Allocation Fund ..................................87
  Accessor Balanced Allocation Fund .........................................88
  Accessor Growth & Income Allocation Fund ..................................89
  Accessor Growth Allocation Fund ...........................................90
  Accessor Aggressive Growth Fund ...........................................91

Statements of Assets & Liabilities ..........................................92

Statements of Operations ....................................................98

Statements of Changes in Net Assets ........................................104

Notes to Financial Statements ..............................................112

Financial Highlights .......................................................133

Report of Independent Registered Public Accounting Firm ....................164

Tax Year 2005 ..............................................................165

Board Approval of Investment Advisory Agreements ...........................167

Board of Directors and Officers ............................................173

Additional Fund Information ................................................175

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                                      - i -

================================================================================
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

February 28, 2006

Dear Shareholder:

We are delighted to present the 2005 Annual Report for the Accessor Funds. Our mission is to provide an institutional investment solution to investors of all sizes. The underlying Accessor Funds in the Accessor Family are designed to be actively-managed, building blocks for constructing diversified portfolios. We believe the combination of daily supervision of some of the world's best managers and proprietary technology will help you reach your investment goals. We deliver our products and services through trusted advisors such as bank trust departments, broker dealers and independent investment advisors throughout the United States. We seek to provide you, the investor, with a broad array of high quality investment products and a high level of service.

All major investment markets were positive during 2005 but below historical averages. The biggest gains were seen in international stocks--driven largely by strength among Japanese equities. The U.S. economy remained resilient even in the aftermath of the third quarter's two hurricanes and continued to grow at a rapid clip, although there are no assurances about the future.

In all market scenarios, we believe the benefits of diversification are enormous. Of particular note, the Accessor Allocation Funds provide a convenient solution to investing, especially for investors who invest regularly and who seek the convenience of automatic rebalancing within a fund. These Funds seek to help investors reach their financial goals by providing returns consistent with their individual risk tolerance in a single investment.

To learn more about the Accessor Funds, we invite you to visit our web site, WWW.ACCESSOR.COM where information is updated on a regular basis. Thank you for your confidence and investment in the Accessor Funds. We look forward to working with you and your trusted advisor in the future as we continue to earn your support and trust.

Sincerely yours,

/s/ J. Anthony Whatley

J. Anthony Whatley
President and CEO

--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM

--------------------------------------------------------------------------------
[Graphic]                          GROWTH FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The U.S. equity market turned in a positive, if unspectacular, year in 2005. The 4.91% gain of the S&P 500 Index in 2005 pales relative to the 12+% average annual gain since 1963. Growth stocks underperformed value stocks for the sixth consecutive year, and mid-cap stocks (both growth and value) were the strongest market segment--handily outpacing both the broad large-cap and small-cap styles. Economic data continued to surpass expectations during the year, and corporate profit growth remained strong but began a slowing trend. Real gross domestic product (GDP) rose 4.1% in the third quarter of 2005, marking the tenth consecutive quarter that the economy grew faster than 3% per annum. In addition, the unemployment rate fell to 4.9% in December of 2005, versus 5.4% one year earlier.

Not all news was positive during the year. Energy prices continued to creep higher, particularly after Hurricane Katrina inflicted severe structural damage to oil rigs in the Gulf of Mexico. Oil prices ended the year over $60 per barrel, up from the mid $40s at the end of 2004. The Federal Reserve Board maintained a defensive stance against inflation, boosting the Fed Funds rate from 2.25% to 4.25% during the year. Tighter Fed policy seemed to impact the housing sector by year-end, leading to an 11% fall in new home sales during November. This fall in sales was the largest monthly drop since January of 1994.

o     REVIEW OF FUND PERFORMANCE

The subadvisor of the Accessor Growth Fund, Enhanced Investment Technologies, LLC (INTECH), employs a mathematical strategy that evaluates volatility and correlation of benchmark stocks to generate excess returns. Thus, the Fund is neither reliant on fundamental analysis of individual stocks nor on strategic bets. Instead, the primary "alpha" generator for the Fund is INTECH's ability to use volatility and correlation characteristics successfully. In addition, a secondary "alpha" generator is a company-size component, since the use of more volatile stocks with low correlations generally results in a smaller capitalization portfolio than the benchmark. This effect is described as "diversity." In a market where the larger stocks have higher returns than the smaller stocks, diversity will be negative. Diversity is positive when smaller stocks do better. The secondary alpha generator over the very long term should be slightly positive, but it can have a significant positive or negative impact over short and intermediate terms.

In 2005, the Fund total return of 6.44% outperformed its benchmark, the S&P 500/Citigroup Growth Index (formerly the S&P 500/BARRA Growth Index)(5), as a result of the added value from both "alpha" generators. The greater contributor during this particular year was the size or diversity component--reflecting the market's favor for mid-cap stocks in 2005.

ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.

--------------------------------------------------------------------------------
2                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
           GROWTH FUND VS. UNMANAGED S&P 500/CITIGROUP GROWTH INDEX(5)
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP                                    CITIGROUP
                  GROWTH        GROWTH                         GROWTH        GROWTH                         GROWTH        GROWTH
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------      ---------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       24,192.30     24,917.90      9/30/2002       13,815.00     14,970.00
1/31/1996       10,389.00     10,381.50      6/30/1999       25,728.50     26,701.30      10/31/2002      14,910.50     16,354.50
2/29/1996       10,583.30     10,476.40      7/31/1999       24,815.20     25,856.50      11/30/2002      15,323.50     17,148.30
3/31/1996       10,523.00     10,432.60      8/31/1999       24,790.30     26,215.90      12/31/2002      14,448.60     16,033.70
4/30/1996       10,768.10     10,635.50      9/30/1999       24,341.60     25,769.70      1/31/2003       14,085.90     15,632.20
5/31/1996       10,924.30     11,026.50      10/31/1999      26,116.10     27,551.70      2/28/2003       14,069.00     15,585.60
6/30/1996       10,965.80     11,163.90      11/30/1999      26,962.30     28,730.30      3/31/2003       14,412.30     15,901.20
7/31/1996       10,430.70     10,649.20      12/31/1999      29,467.10     30,857.20      4/30/2003       15,232.30     16,965.80
8/31/1996       10,652.80     10,806.80      1/31/2000       27,460.40     28,801.50      5/31/2003       15,596.40     17,518.90
9/30/1996       11,255.80     11,556.90      2/29/2000       28,199.10     29,406.10      6/30/2003       15,710.30     17,837.90
10/31/1996      11,547.30     11,807.30      3/31/2000       30,457.80     32,125.60      7/31/2003       15,905.10     18,071.40
11/30/1996      12,381.00     12,689.80      4/30/2000       28,938.00     30,535.30      8/31/2003       16,048.20     18,385.30
12/31/1996      11,983.60     12,396.60      5/31/2000       27,601.00     29,290.40      9/30/2003       16,056.20     18,328.70
1/31/1997       12,836.80     13,367.60      6/30/2000       29,880.90     31,653.80      10/31/2003      16,961.80     19,151.80
2/28/1997       12,910.00     13,479.30      7/31/2000       28,864.90     30,244.60      11/30/2003      17,122.90     19,316.50
3/31/1997       12,327.80     12,839.30      8/31/2000       30,614.20     31,996.40      12/31/2003      17,616.10     20,148.50
4/30/1997       13,201.80     13,876.00      9/30/2000       27,662.90     28,872.90      1/31/2004       17,896.20     20,531.90
5/31/1997       13,971.50     14,698.30      10/31/2000      26,603.40     28,121.90      2/29/2004       18,014.30     20,637.30
6/30/1997       14,709.10     15,443.30      11/30/2000      23,419.00     25,132.60      3/31/2004       17,927.80     20,153.50
7/31/1997       15,825.60     16,666.00      12/31/2000      22,519.70     24,044.30      4/30/2004       17,884.80     20,027.80
8/31/1997       14,820.60     15,557.20      1/31/2001       22,855.30     24,729.30      5/31/2004       18,299.70     20,348.00
9/30/1997       15,569.10     16,350.20      2/28/2001       20,174.30     21,823.60      6/30/2004       18,707.80     20,696.40
10/31/1997      15,046.00     15,858.20      3/31/2001       18,300.20     19,857.10      7/31/2004       17,834.20     19,718.30
11/30/1997      15,858.40     16,718.70      4/30/2001       19,897.80     21,631.60      8/31/2004       17,782.40     19,661.30
12/31/1997      15,966.30     16,925.00      5/31/2001       19,923.60     21,682.80      9/30/2004       18,324.80     19,707.90
1/31/1998       16,536.30     17,493.60      6/30/2001       19,638.70     21,388.80      10/31/2004      18,434.80     20,012.60
2/28/1998       17,735.20     18,709.10      7/31/2001       19,446.20     21,332.80      11/30/2004      19,063.40     20,645.80
3/31/1998       18,533.20     19,676.90      8/31/2001       18,209.50     19,900.30      12/31/2004      19,641.00     21,384.40
4/30/1998       18,503.60     19,841.80      9/30/2001       17,058.60     18,564.80      1/31/2005       19,275.70     20,861.60
5/31/1998       18,288.90     19,443.80      10/31/2001      17,613.00     19,247.60      2/28/2005       19,709.40     21,362.30
6/30/1998       19,739.30     20,829.30      11/30/2001      19,034.40     20,952.30      3/31/2005       19,407.80     20,986.30
7/31/1998       19,715.60     20,817.50      12/31/2001      19,076.30     20,982.70      4/30/2005       19,041.00     20,619.50
8/31/1998       17,020.40     18,109.10      1/31/2002       18,984.70     20,950.20      5/31/2005       19,612.20     21,279.10
9/30/1998       18,342.90     19,320.80      2/28/2002       18,286.10     20,331.70      6/30/2005       19,418.10     21,015.00
10/31/1998      19,676.50     20,940.80      3/31/2002       18,735.90     20,816.20      7/31/2005       20,117.10     21,920.10
11/30/1998      21,114.80     22,359.40      4/30/2002       17,566.80     19,326.80      8/31/2005       19,998.40     21,683.60
12/31/1998      23,414.20     24,060.00      5/31/2002       17,280.50     18,952.30      9/30/2005       20,256.40     21,809.40
1/31/1999       25,132.80     25,529.40      6/30/2002       15,970.60     17,431.90      10/31/2005      20,009.30     21,463.90
2/28/1999       24,079.80     24,527.90      7/31/2002       15,129.00     16,595.00      11/30/2005      20,751.60     22,284.90
3/31/1999       25,546.20     25,716.00      8/31/2002       15,171.30     16,699.10      12/31/2005      20,905.20     22,289.40
4/30/1999       25,237.10     25,666.10


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP                                    CITIGROUP
                  GROWTH        GROWTH                         GROWTH        GROWTH                         GROWTH        GROWTH
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------      ---------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       11,447.10     11,879.10      7/31/2003        7,881.05      8,680.89
8/31/1998        8,628.00      8,699.00      2/28/2001       10,099.80     10,483.30      8/31/2003        7,949.62      8,831.68
9/30/1998        9,296.67      9,281.05      3/31/2001        9,148.38      9,538.68      9/30/2003        7,949.62      8,804.48
10/31/1998       9,968.82     10,059.30      4/30/2001        9,941.54     10,391.00      10/31/2003       8,393.21      9,199.88
11/30/1998      10,690.60     10,740.70      5/31/2001        9,954.47     10,415.70      11/30/2003       8,469.58      9,279.00
12/31/1998      11,851.60     11,557.60      6/30/2001        9,805.15     10,274.40      12/31/2003       8,710.12      9,678.65
1/31/1999       12,715.50     12,263.40      7/31/2001        9,707.10     10,247.50      1/31/2004        8,842.51      9,862.83
2/28/1999       12,176.40     11,782.30      8/31/2001        9,084.87      9,559.40      2/29/2004        8,898.22      9,913.43
3/31/1999       12,913.10     12,353.10      9/30/2001        8,508.89      8,917.87      3/31/2004        8,851.06      9,681.06
4/30/1999       12,753.00     12,329.10      10/31/2001       8,782.03      9,245.87      4/30/2004        8,829.82      9,620.65
5/31/1999       12,222.40     11,969.70      11/30/2001       9,485.47     10,064.80      5/31/2004        9,030.26      9,774.48
6/30/1999       12,988.80     12,826.40      12/31/2001       9,506.33     10,079.40      6/30/2004        9,226.21      9,941.82
7/31/1999       12,522.50     12,420.60      1/31/2002        9,455.00     10,063.80      7/31/2004        8,790.73      9,471.97
8/31/1999       12,506.20     12,593.20      2/28/2002        9,105.17      9,766.67      8/31/2004        8,765.24      9,444.60
9/30/1999       12,274.80     12,378.90      3/31/2002        9,322.78      9,999.41      9/30/2004        9,025.57      9,466.98
10/31/1999      13,167.20     13,234.90      4/30/2002        8,738.24      9,283.95      10/31/2004       9,077.02      9,613.34
11/30/1999      13,588.60     13,801.10      5/31/2002        8,593.19      9,104.03      11/30/2004       9,383.82      9,917.51
12/31/1999      14,842.80     14,822.80      6/30/2002        7,936.67      8,373.70      12/31/2004       9,664.39     10,272.40
1/31/2000       13,827.50     13,835.30      7/31/2002        7,514.44      7,971.68      1/31/2005        9,480.77     10,021.20
2/29/2000       14,189.80     14,125.70      8/31/2002        7,531.72      8,021.66      2/28/2005        9,694.09     10,261.70
3/31/2000       15,319.30     15,432.00      9/30/2002        6,857.63      7,191.10      3/31/2005        9,541.89     10,081.10
4/30/2000       14,547.20     14,668.10      10/31/2002       7,416.53      7,856.13      4/30/2005        9,353.92      9,904.88
5/31/2000       13,869.30     14,070.10      11/30/2002       7,613.07      8,237.47      5/31/2005        9,631.73     10,221.70
6/30/2000       15,009.40     15,205.40      12/31/2002       7,182.17      7,702.03      6/30/2005        9,537.34     10,094.90
7/31/2000       14,493.10     14,528.50      1/31/2003        6,994.71      7,509.17      7/31/2005        9,874.96     10,529.70
8/31/2000       15,362.70     15,370.00      2/28/2003        6,986.32      7,486.80      8/31/2005        9,810.77     10,416.10
9/30/2000       13,878.60     13,869.50      3/31/2003        7,152.59      7,638.40      9/30/2005        9,938.31     10,476.50
10/31/2000      13,341.50     13,508.80      4/30/2003        7,557.43      8,149.80      10/31/2005       9,819.05     10,310.50
11/30/2000      11,737.90     12,072.80      5/31/2003        7,736.54      8,415.48      11/30/2005      10,182.40     10,704.90
12/31/2000      11,281.30     11,550.10      6/30/2003        7,787.60      8,568.73      12/31/2005      10,254.70     10,707.00

C CLASS SHARES
12-31-02 through 12-31-05

---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP
                  GROWTH        GROWTH                         GROWTH        GROWTH
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       12,151.80     12,298.00
1/31/2003        9,737.00      9,749.60      8/31/2004       12,105.60     12,262.50
2/28/2003        9,719.47      9,720.55      9/30/2004       12,461.50     12,291.50
3/31/2003        9,952.74      9,917.39      10/31/2004      12,526.30     12,481.60
4/30/2003       10,513.10     10,581.40      11/30/2004      12,947.20     12,876.50
5/31/2003       10,752.80     10,926.30      12/31/2004      13,326.50     13,337.20
6/30/2003       10,822.70     11,125.30      1/31/2005       13,069.30     13,011.10
7/31/2003       10,945.00     11,270.90      2/28/2005       13,355.50     13,323.40
8/31/2003       11,038.00     11,466.70      3/31/2005       13,139.20     13,088.90
9/30/2003       11,025.90     11,431.40      4/30/2005       12,876.40     12,860.10
10/31/2003      11,638.90     11,944.80      5/31/2005       13,256.20     13,271.50
11/30/2003      11,743.70     12,047.50      6/30/2005       13,115.70     13,106.80
12/31/2003      12,070.10     12,566.40      7/31/2005       13,570.80     13,671.30
1/31/2004       12,251.20     12,805.50      8/31/2005       13,477.20     13,523.80
2/29/2004       12,321.00     12,871.20      9/30/2005       13,640.30     13,602.20
3/31/2004       12,250.80     12,569.50      10/31/2005      13,465.70     13,386.80
4/30/2004       12,215.20     12,491.00      11/30/2005      13,955.80     13,898.80
5/31/2004       12,484.00     12,690.80      12/31/2005      14,049.30     13,901.60
6/30/2004       12,752.40     12,908.00


A CLASS SHARES
9-30-03 through 12-31-05

---------------------------------------
                               S&P 500/
                              CITIGROUP
                  GROWTH        GROWTH
  DATE             FUND        INDEX(5)
---------------------------------------
9/30/2003       9,425.00      10,000.00
10/31/2003      9,947.15      10,449.10
11/30/2003      10,036.70     10,539.00
12/31/2003      10,322.70     10,992.90
1/31/2004       10,481.70     11,202.10
2/29/2004       10,550.90     11,259.50
3/31/2004       10,496.00     10,995.60
4/30/2004       10,470.80     10,927.00
5/31/2004       10,704.30     11,101.70
6/30/2004       10,943.00     11,291.80
7/31/2004       10,430.90     10,758.10
8/31/2004       10,396.50     10,727.00
9/30/2004       10,709.40     10,752.50
10/31/2004      10,769.40     10,918.70
11/30/2004      11,132.30     11,264.20
12/31/2004      11,467.40     11,667.20
1/31/2005       11,252.90     11,381.90
2/28/2005       11,507.20     11,655.10
3/31/2005       11,326.60     11,450.00
4/30/2005       11,106.80     11,249.80
5/31/2005       11,435.60     11,609.70
6/30/2005       11,321.30     11,465.60
7/31/2005       11,725.40     11,959.50
8/31/2005       11,660.90     11,830.40
9/30/2005       11,800.90     11,899.00
10/31/2005      11,655.70     11,710.50
11/30/2005      12,084.70     12,158.50
12/31/2005      12,169.20     12,160.90


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS          C CLASS              A CLASS
INCEPTION DATE                   8/24/92          7/1/98             12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV          NAV        CDSC(2)    NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          6.44%            6.11%        5.43%       4.38%      6.13%      0.03%
Five Years                       -1.48%           -1.89%          n/a         n/a        n/a        n/a
Ten Years                         7.65%              n/a          n/a         n/a        n/a        n/a
Since Inception, Annualized         n/a            0.16%       11.88%         n/a     11.33%      8.45%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

HEALTH CARE ...............................................................27.0%
CONSUMER STAPLES ..........................................................19.5%
INFORMATION TECHNOLOGY ....................................................14.1%
ENERGY ....................................................................13.5%
INDUSTRIALS ................................................................9.4%
FINANCIALS .................................................................7.6%
CONSUMER DISCRETIONARY .....................................................7.5%
UTILITIES ..................................................................1.1%
CASH AND EQUIVALENTS .......................................................0.7%
MATERIALS ..................................................................0.2%

--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 12/31/05
--------------------------------------------------------------------------------

EXXON MOBIL CORP ...........................................................4.8%
GENERAL ELECTRIC CO ........................................................4.5%
JOHNSON & JOHNSON ..........................................................3.2%
UNITED HEALTH GROUP INC ....................................................3.2%
PROCTOR & GAMBLE CO ........................................................3.1%
MICROSOFT CORP .............................................................2.9%
ALTRIA GROUP INC ...........................................................2.9%
HCA INC ....................................................................2.6%
APPLE COMPUTER INC .........................................................2.2%
MERCK & CO INC .............................................................1.9%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Effective March 1, 2004, Enhanced Investment Technologies LLC manages the Growth Fund (formerly managed by Chicago Equity Partners from March 16, 2000 to February 29, 2004, Geewax Terker & Company from July 21, 1997 to March 15, 2000 and State Street Bank and Trust Company from inception to July 20, 1997).
(5) Standard & Poor's re-named its S&P 500/BARRA Growth Index and changed the methodology used to calculate growth in the large cap market on December 16, 2005. The Index was renamed to the S&P 500/Citigroup Growth Index.



--------------------------------------------------------------------------------
THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P
500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                       3

--------------------------------------------------------------------------------
[Graphic]                          VALUE FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The U.S. equity market turned in a positive, if unspectacular, year in 2005. The 4.91% gain of the S&P 500 Index in 2005 pales relative to the 12+% average annual gain since 1963. Growth stocks underperformed value stocks for the sixth consecutive year, and mid-cap stocks (both growth and value) were the strongest market segment--handily outpacing both the broad large-cap and small-cap styles. Economic data continued to surpass expectations during the year, and corporate profit growth remained strong but began a slowing trend. Real gross domestic product (GDP) rose 4.1% in the third quarter of 2005, marking the tenth consecutive quarter that the economy grew faster than 3% per annum. In addition, the unemployment rate fell to 4.9% in December of 2005, versus 5.4% one year earlier.

Not all news was positive during the year. Energy prices continued to creep higher, particularly after Hurricane Katrina inflicted severe structural damage to oil rigs in the Gulf of Mexico. Oil prices ended the year over $60 per barrel, up from the mid $40s at the end of 2004. The Federal Reserve Board maintained a defensive stance against inflation, boosting the Fed Funds rate from 2.25% to 4.25% during the year. Tighter Fed policy seemed to impact the housing sector by year-end, leading to an 11% fall in new home sales during November. This fall in sales was the largest monthly drop since January of 1994.

Eight out of ten broad industry sectors in the S&P 500/Citigroup Value Index posted positive returns in 2005. Energy was the best performing sector while the consumer discretionary and telecommunication services sectors were the only sectors that did not generate positive returns in 2005.

o     REVIEW OF FUND PERFORMANCE

The Accessor Value Fund's return of 6.09% in 2005 exceeded its benchmark, the S&P 500/Citigroup Value Index (formerly the S&P 500/BARRA Value Index)(5), which had a total return of 5.59% for the same period. The bottom-up investment approach of the Fund's subadvisor, Wellington Management Company, LLP, produced positive results relative to the Fund's benchmark in six of the ten broad market sectors. Relative results were strongest within health care, consumer staples and financials sectors, while utilities detracted the most from relative performance. Within Healthcare, Humana and HealthNet contributed the most to performance while Altria was the single largest positive contributor within Consumer Staples. Within Financials, Lehman Brothers and Goldman Sachs were two of the largest positive contributors. On the negative side, within Utilities, NiSource, and Puget Energy detracted the most from relative performance.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
4                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
            VALUE FUND VS. UNMANAGED S&P 500/CITIGROUP VALUE INDEX(5)
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP                                    CITIGROUP
                   VALUE        VALUE                           VALUE        VALUE                           VALUE        VALUE
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------      ---------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       20,183.30     19,952.30      9/30/2002       13,003.10     13,823.30
1/31/1996       10,295.00     10,299.00      6/30/1999       21,119.80     20,718.40      10/31/2002      14,177.30     14,972.60
2/29/1996       10,420.60     10,395.80      7/31/1999       20,224.30     20,081.30      11/30/2002      14,955.60     16,024.40
3/31/1996       10,612.30     10,639.10      8/31/1999       19,480.00     19,572.70      12/31/2002      14,182.40     15,191.90
4/30/1996       10,776.80     10,746.50      9/30/1999       18,568.40     18,806.80      1/31/2003       13,714.40     14,776.30
5/31/1996       10,922.30     10,908.50      10/31/1999      19,671.30     19,868.40      2/28/2003       13,433.30     14,373.80
6/30/1996       10,855.70     10,856.10      11/30/1999      19,413.60     19,752.00      3/31/2003       13,461.50     14,355.20
7/31/1996       10,409.50     10,398.00      12/31/1999      19,879.60     20,494.10      4/30/2003       14,609.70     15,774.50
8/31/1996       10,784.30     10,685.00      1/31/2000       18,929.30     19,842.00      5/31/2003       15,758.10     16,935.50
9/30/1996       11,246.90     11,142.30      2/29/2000       17,613.70     18,602.30      6/30/2003       15,814.80     17,059.30
10/31/1996      11,694.50     11,520.00      3/31/2000       19,662.20     20,541.90      7/31/2003       16,066.20     17,438.00
11/30/1996      12,616.10     12,401.30      4/30/2000       19,711.40     20,404.50      8/31/2003       16,432.60     17,815.40
12/31/1996      12,394.00     12,199.20      5/31/2000       19,711.40     20,468.20      9/30/2003       16,319.20     17,492.90
1/31/1997       13,064.50     12,760.30      6/30/2000       18,660.80     19,659.70      10/31/2003      17,316.30     18,688.80
2/28/1997       13,141.60     12,853.50      7/31/2000       18,953.70     20,052.80      11/30/2003      17,453.10     18,856.90
3/31/1997       12,568.70     12,413.90      8/31/2000       20,595.10     21,397.40      12/31/2003      18,507.20     20,021.60
4/30/1997       13,178.20     12,879.40      9/30/2000       20,446.80     21,392.30      1/31/2004       18,833.00     20,375.70
5/31/1997       14,033.50     13,686.90      10/31/2000      20,759.70     21,791.90      2/29/2004       19,243.50     20,836.20
6/30/1997       14,514.80     14,209.80      11/30/2000      19,574.30     20,676.60      3/31/2004       19,047.20     20,691.60
7/31/1997       15,857.50     15,346.60      12/31/2000      20,355.30     21,740.60      4/30/2004       18,582.50     20,180.30
8/31/1997       15,266.00     14,652.90      1/31/2001       21,362.90     22,658.50      5/31/2004       18,740.40     20,412.80
9/30/1997       16,258.30     15,511.50      2/28/2001       20,275.50     21,156.70      6/30/2004       19,096.50     20,856.40
10/31/1997      15,690.80     14,940.70      3/31/2001       19,687.50     20,321.60      7/31/2004       18,768.00     20,461.20
11/30/1997      16,144.30     15,510.30      4/30/2001       20,904.20     21,700.20      8/31/2004       18,916.30     20,681.50
12/31/1997      16,476.90     15,854.60      5/31/2001       21,081.90     21,927.20      9/30/2004       19,381.70     21,073.40
1/31/1998       16,366.50     15,659.10      6/30/2001       20,462.10     21,217.00      10/31/2004      19,476.60     21,391.40
2/28/1998       17,541.60     16,833.70      7/31/2001       20,050.80     20,850.20      11/30/2004      20,442.70     22,435.30
3/31/1998       18,613.40     17,686.30      8/31/2001       18,921.90     19,645.00      12/31/2004      21,219.50     23,166.30
4/30/1998       18,764.20     17,895.70      9/30/2001       17,203.80     17,778.90      1/31/2005       20,793.00     22,603.30
5/31/1998       18,510.90     17,643.90      10/31/2001      17,265.80     17,778.90      2/28/2005       21,283.70     23,012.50
6/30/1998       18,447.90     17,777.90      11/30/2001      18,201.60     18,907.20      3/31/2005       20,828.20     22,603.30
7/31/1998       17,855.70     17,391.70      12/31/2001      18,423.60     19,194.80      4/30/2005       20,507.50     22,142.20
8/31/1998       14,938.10     14,595.10      1/31/2002       17,764.10     18,668.10      5/31/2005       21,159.60     22,843.00
9/30/1998       15,635.70     15,481.90      2/28/2002       17,392.80     18,501.00      6/30/2005       21,555.30     23,187.70
10/31/1998      17,074.20     16,694.60      3/31/2002       18,142.40     19,449.00      7/31/2005       22,275.20     23,918.60
11/30/1998      17,934.80     17,564.30      4/30/2002       17,059.30     18,474.60      8/31/2005       22,286.40     23,739.20
12/31/1998      18,600.10     18,181.10      5/31/2002       17,079.80     18,548.30      9/30/2005       22,455.70     23,985.60
1/31/1999       18,786.10     18,548.40      6/30/2002       15,812.50     17,378.60      10/31/2005      21,842.70     23,567.00
2/28/1999       18,237.60     18,149.00      7/31/2002       14,280.20     15,500.00      11/30/2005      22,618.10     24,448.70
3/31/1999       18,688.00     18,699.10      8/31/2002       14,331.70     15,606.50      12/31/2005      22,516.30     24,460.90
4/30/1999       20,341.90     20,311.20


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP                                    CITIGROUP
                  VALUE         VALUE                          VALUE         VALUE                          VALUE         VALUE
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------      ---------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       11,818.20     13,028.30      7/31/2003        8,800.15     10,026.60
8/31/1998        8,366.00      8,392.00      2/28/2001       11,211.90     12,164.80      8/31/2003        8,995.51     10,243.60
9/30/1998        8,750.84      8,901.90      3/31/2001       10,883.40     11,684.60      9/30/2003        8,934.34     10,058.20
10/31/1998       9,551.54      9,599.18      4/30/2001       11,545.10     12,477.30      10/31/2003       9,474.87     10,745.80
11/30/1998      10,032.90     10,099.20      5/31/2001       11,643.20     12,607.80      11/30/2003       9,549.72     10,842.50
12/31/1998      10,397.10     10,453.90      6/30/2001       11,296.20     12,199.50      12/31/2003      10,121.80     11,512.10
1/31/1999       10,495.90     10,665.10      7/31/2001       11,069.20     11,988.50      1/31/2004       10,294.80     11,715.80
2/28/1999       10,189.40     10,435.40      8/31/2001       10,440.50     11,295.60      2/29/2004       10,514.10     11,980.50
3/31/1999       10,431.90     10,751.70      9/30/2001        9,486.21     10,222.60      3/31/2004       10,406.90     11,897.40
4/30/1999       11,351.00     11,678.60      10/31/2001       9,514.67     10,222.60      4/30/2004       10,147.70     11,603.40
5/31/1999       11,262.50     11,472.30      11/30/2001      10,024.70     10,871.40      5/31/2004       10,234.00     11,737.10
6/30/1999       11,777.10     11,912.80      12/31/2001      10,145.00     11,036.70      6/30/2004       10,417.20     11,992.10
7/31/1999       11,277.80     11,546.50      1/31/2002        9,775.67     10,733.90      7/31/2004       10,238.00     11,764.90
8/31/1999       10,852.60     11,254.00      2/28/2002        9,571.36     10,637.80      8/31/2004       10,318.90     11,891.60
9/30/1999       10,342.50     10,813.70      3/31/2002        9,972.40     11,182.90      9/30/2004       10,565.50     12,116.90
10/31/1999      10,951.70     11,424.10      4/30/2002        9,382.04     10,622.60      10/31/2004      10,612.00     12,299.80
11/30/1999      10,808.20     11,357.10      5/31/2002        9,387.66     10,665.00      11/30/2004      11,133.00     12,900.00
12/31/1999      11,057.90     11,783.80      6/30/2002        8,685.47      9,992.47      12/31/2004      11,553.90     13,320.30
1/31/2000       10,523.80     11,408.90      7/31/2002        7,838.63      8,912.29      1/31/2005       11,315.90     12,996.60
2/29/2000        9,786.11     10,696.00      8/31/2002        7,866.85      8,973.51      2/28/2005       11,576.10     13,231.80
3/31/2000       10,922.30     11,811.30      9/30/2002        7,141.53      7,948.20      3/31/2005       11,321.50     12,996.60
4/30/2000       10,944.10     11,732.30      10/31/2002       7,792.12      8,609.01      4/30/2005       11,147.10     12,731.50
5/31/2000       10,938.60     11,768.90      11/30/2002       8,219.91      9,213.80      5/31/2005       11,496.00     13,134.40
6/30/2000       10,352.30     11,304.00      12/31/2002       7,790.83      8,735.14      6/30/2005       11,709.80     13,332.60
7/31/2000       10,509.70     11,530.10      1/31/2003        7,533.73      8,496.15      7/31/2005       12,093.90     13,752.80
8/31/2000       11,414.60     12,303.20      2/28/2003        7,374.02      8,264.71      8/31/2005       12,100.00     13,649.70
9/30/2000       11,324.40     12,300.30      3/31/2003        7,388.03      8,254.05      9/30/2005       12,191.90     13,791.40
10/31/2000      11,497.70     12,530.00      4/30/2003        8,018.23      9,070.13      10/31/2005      11,859.10     13,550.70
11/30/2000      10,841.10     11,888.70      5/31/2003        8,636.43      9,737.69      11/30/2005      12,280.10     14,057.70
12/31/2000      11,266.10     12,500.50      6/30/2003        8,668.39      9,808.87      12/31/2005      12,221.10     14,064.70


C CLASS SHARES
12-31-02 through 12-31-05

---------------------------------------      ---------------------------------------
                               S&P 500/                                     S&P 500/
                              CITIGROUP                                    CITIGROUP
                  VALUE         VALUE                          VALUE         VALUE
  DATE             FUND        INDEX(5)        DATE             FUND        INDEX(5)
---------------------------------------      ---------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       13,027.80     13,468.50
1/31/2003        9,662.00      9,726.40      8/31/2004       13,130.70     13,613.50
2/28/2003        9,456.20      9,461.45      9/30/2004       13,437.90     13,871.50
3/31/2003        9,471.33      9,449.25      10/31/2004      13,489.00     14,080.80
4/30/2003       10,271.70     10,383.50      11/30/2004      14,152.70     14,768.00
5/31/2003       11,064.60     11,147.70      12/31/2004      14,676.30     15,249.10
6/30/2003       11,098.90     11,229.20      1/31/2005       14,366.60     14,878.50
7/31/2003       11,261.00     11,478.50      2/28/2005       14,698.50     15,147.80
8/31/2003       11,511.00     11,726.90      3/31/2005       14,363.40     14,878.50
9/30/2003       11,418.90     11,514.60      4/30/2005       14,135.00     14,575.00
10/31/2003      12,109.70     12,301.80      5/31/2005       14,570.30     15,036.30
11/30/2003      12,198.10     12,412.50      6/30/2005       14,837.00     15,263.20
12/31/2003      12,921.50     13,179.10      7/31/2005       15,317.70     15,744.30
1/31/2004       13,142.40     13,412.20      8/31/2005       15,302.40     15,626.20
2/29/2004       13,414.50     13,715.30      9/30/2005       15,408.00     15,788.40
3/31/2004       13,269.60     13,620.20      10/31/2005      14,979.60     15,512.90
4/30/2004       12,931.20     13,283.60      11/30/2005      15,497.90     16,093.20
5/31/2004       13,034.70     13,436.60      12/31/2005      15,412.70     16,101.30
6/30/2004       13,270.60     13,728.60


A CLASS SHARES
9-30-03 through 12-31-05

---------------------------------------
                               S&P 500/
                              CITIGROUP
                  VALUE         VALUE
  DATE             FUND        INDEX(5)
---------------------------------------
9/30/2003        9,425.00     10,000.00
10/31/2003       9,995.21     10,683.60
11/30/2003      10,068.20     10,779.80
12/31/2003      10,677.30     11,445.50
1/31/2004       10,859.90     11,648.00
2/29/2004       11,091.20     11,911.20
3/31/2004       10,975.80     11,828.60
4/30/2004       10,701.50     11,536.30
5/31/2004       10,792.40     11,669.20
6/30/2004       10,994.20     11,922.80
7/31/2004       10,798.50     11,696.80
8/31/2004       10,883.80     11,822.80
9/30/2004       11,149.40     12,046.80
10/31/2004      11,198.50     12,228.60
11/30/2004      11,755.00     12,825.40
12/31/2004      12,198.20     13,243.20
1/31/2005       11,946.90     12,921.40
2/28/2005       12,228.90     13,155.30
3/31/2005       11,956.20     12,921.40
4/30/2005       11,772.00     12,657.80
5/31/2005       12,140.50     13,058.40
6/30/2005       12,368.70     13,255.50
7/31/2005       12,775.70     13,673.30
8/31/2005       12,775.70     13,570.70
9/30/2005       12,867.70     13,711.60
10/31/2005      12,515.10     13,472.30
11/30/2005      12,959.40     13,976.30
12/31/2005      12,895.90     13,983.30


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS          C CLASS              A CLASS
INCEPTION DATE                   8/24/92          7/1/98             12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV          NAV        CDSC(2)     NAV       POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          6.09%            5.78%        5.02%        3.97%     5.72%      -0.36%
Five Years                        2.04%            1.64%          n/a          n/a       n/a         n/a
Ten Years                         8.45%              n/a          n/a          n/a       n/a         n/a
Since Inception, Annualized         n/a            2.03%       15.60%          n/a    14.56%      11.59%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

FINANCIALS ................................................................34.5%
INDUSTRIALS ...............................................................13.3%
INFORMATION TECHNOLOGY ....................................................10.9%
CONSUMER DISCRETIONARY ....................................................10.8%
ENERGY .....................................................................8.7%
TELECOM SERVICES ...........................................................6.0%
HEALTH CARE ................................................................4.8%
UTILITIES ..................................................................4.3%
CONSUMER STAPLES ...........................................................3.4%
MATERIALS ..................................................................3.3%

--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 12/31/05
--------------------------------------------------------------------------------

BANK OF AMERICA CORP .......................................................5.0%
CITIGROUP INC ..............................................................5.0%
CONOCOPHILLIPS .............................................................3.1%
ALTRIA GROUP INC ...........................................................3.0%
CHEVRON CORP ...............................................................2.7%
INTEL CORP .................................................................2.7%
TIME WARNER INC ............................................................2.5%
ST PAUL TRAVELERS CO .......................................................2.2%
INGERSOLL-RAND CO ..........................................................2.2%
GOLDMAN SACHS GROUP ........................................................2.0%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Effective January 10, 2001, Wellington Management Company manages the Value Fund (formerly managed by Martingale Asset Management since inception). Prior to May 1, 1999, the Value Fund was known as the Value and Income Portfolio. The name was changed to more accurately reflect the Fund's investment policies.
(5) Standard & Poor's renamed its S&P 500/BARRA Value Index and changed the methodology used to calculate value in the large cap market on December 16, 2005. The Index was renamed to the S&P 500/Citigroup Value Index.



--------------------------------------------------------------------------------
THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                       5

--------------------------------------------------------------------------------
[Graphic]                     SMALL TO MID CAP FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The U.S. equity market turned in a positive, if unspectacular, year in 2005. The 4.91% gain of the S&P 500 Index in 2005 pales relative to the 12+% average annual gain since 1963. Growth stocks underperformed value stocks for the sixth consecutive year, and mid-cap stocks (both growth and value) were the strongest market segment--handily outpacing both the broad large-cap and small-cap styles. Economic data continued to surpass expectations during the year, and corporate profit growth remained strong but began a slowing trend. Real gross domestic product (GDP) rose 4.1% in the third quarter of 2005, marking the tenth consecutive quarter that the economy grew faster than 3% per annum. In addition, the unemployment rate fell to 4.9% in December of 2005, versus 5.4% one year earlier.

Not all news was positive during the year. Energy prices continued to creep higher, particularly after Hurricane Katrina inflicted severe structural damage to oil rigs in the Gulf of Mexico. Oil prices ended the year over $60 per barrel, up from the mid $40s at the end of 2004. The Federal Reserve Board maintained a defensive stance against inflation, boosting the Fed Funds rate from 2.25% to 4.25% during the year. Tighter Fed policy seemed to impact the housing sector by year-end, leading to an 11% fall in new home sales during November. This fall in sales was the largest monthly drop since January of 1994.

o     REVIEW OF FUND PERFORMANCE

The Accessor Small to Mid Cap Fund's total return in 2005 of 12.98% was significantly better than that of its benchmark, the Dow Jones Wilshire 4500 Completion Index, which had a total return of 10.03% for the year. The Fund performed better than its benchmark due to the focus of its subadvisor, SSgA Funds Management, Inc. (SSgA), on quality companies supported by positive momentum such as Crown Castle International Corp. This stock's price increased steadily throughout most of the year, finishing up over 60% in 2005. SSgA's quantitative investment model's factors, which favor quality and momentum benefited the Fund during a year in which the economy gathered momentum, driving corporate earnings sharply higher.

The sector weights of the Fund in 2005 tended to mirror those of the underlying mid-cap universe. SSgA instead seeks to add value through stock selection. During 2005, most sectors posted healthy returns. The energy sector was clearly the strongest segment of the universe, rising over 50% during the year. The Fund carried a 6.5% position in this sector on average for the year, similar to that of the benchmark. SSgA added marginal value versus the benchmark by carrying an underweight position to consumer services. This sector was the only area of the mid-cap market posting negative returns in 2005, driven lower by poor performance among media stocks.

SSgA's stock selection for the Fund was strong during 2005. The Fund's portfolio was positioned toward high-quality stocks seeing positive earnings momentum, and this strategy helped to boost returns during the year. SSgA's strategy for the Fund also favored companies that were returning cash to shareholders through share repurchases, such as Intergraph Corp. SSgA largely avoided those stocks that were unable to generate positive cash. Both of these tactics proved beneficial for the Fund during the year.

Among sectors, SSgA's stock selection was strongest within the technology and healthcare sectors. Within technology, the Fund's overweight to Redback Networks Inc. helped, as shares of this company rose over 162% during the year. Among healthcare stocks, an overweight to Sierra Health Services Inc. added value, as it rose 45% in 2005. Stock selection detracted value within the basic materials and transport sectors. An underweight to Peabody Energy Corp. hurt within basic materials, as the coal company rose 105% during the year. Among transports, an overweight to Velocity Express Corp. detracted value, as shares fell 85%.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
6                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
  SMALL TO MID CAP FUND VS. UNMANAGED DOW JONES WILSHIRE 4500 COMPLETION INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                   SMALL     DOW JONES                          SMALL     DOW JONES                         SMALL      DOW JONES
                    TO      WILSHIRE 4500                        TO      WILSHIRE 4500                        TO      WILSHIRE 4500
                  MID-CAP    COMPLETION                        MID-CAP    COMPLETION                        MID-CAP    COMPLETION
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       20,269.10     17,098.50      9/30/2002       14,428.60     12,873.00
1/31/1996        9,960.00     10,103.00      6/30/1999       21,371.70     17,816.60      10/31/2002      14,747.50     13,295.30
2/29/1996       10,374.30     10,431.30      7/31/1999       20,974.20     17,276.80      11/30/2002      15,661.80     14,207.30
3/31/1996       10,514.40     10,591.00      8/31/1999       20,527.50     16,846.60      12/31/2002      15,024.40     13,609.20
4/30/1996       11,008.60     11,083.40      9/30/1999       20,788.20     16,715.20      1/31/2003       14,593.20     13,315.30
5/31/1996       11,258.50     11,432.50      10/31/1999      21,919.00     17,569.30      2/28/2003       14,244.40     12,977.00
6/30/1996       11,015.30     11,073.60      11/30/1999      23,100.50     19,052.20      3/31/2003       14,404.00     13,169.10
7/31/1996       10,352.20     10,242.00      12/31/1999      25,087.10     21,677.50      4/30/2003       15,598.00     14,266.10
8/31/1996       11,115.10     10,795.00      1/31/2000       23,960.70     21,417.40      5/31/2003       16,997.20     15,621.40
9/30/1996       11,722.00     11,309.90      2/29/2000       27,312.80     24,747.80      6/30/2003       17,476.50     15,993.20
10/31/1996      11,774.80     11,142.50      3/31/2000       26,643.60     23,832.20      7/31/2003       18,114.40     16,740.00
11/30/1996      12,374.10     11,612.80      4/30/2000       23,979.30     20,965.10      8/31/2003       18,824.50     17,441.40
12/31/1996      12,484.20     11,717.30      5/31/2000       22,072.90     19,417.90      9/30/2003       18,775.50     17,225.20
1/31/1997       12,822.50     12,095.80      6/30/2000       24,452.40     21,750.00      10/31/2003      20,350.80     18,537.70
2/28/1997       12,471.20     11,840.50      7/31/2000       23,630.80     21,132.30      11/30/2003      21,297.10     19,177.30
3/31/1997       11,968.60     11,222.50      8/31/2000       25,601.60     23,490.70      12/31/2003      21,623.00     19,576.20
4/30/1997       12,427.00     11,250.50      9/30/2000       24,600.60     22,534.60      1/31/2004       22,364.60     20,277.00
5/31/1997       13,529.30     12,369.90      10/31/2000      22,888.40     20,693.50      2/29/2004       22,621.80     20,631.80
6/30/1997       14,097.50     12,956.30      11/30/2000      19,095.80     17,169.40      3/31/2004       22,775.70     20,718.50
7/31/1997       15,393.10     13,847.70      12/31/2000      20,512.70     18,256.20      4/30/2004       21,643.70     19,885.60
8/31/1997       15,527.00     13,973.70      1/31/2001       20,635.70     19,249.40      5/31/2004       22,005.20     20,185.90
9/30/1997       16,938.40     14,942.00      2/28/2001       18,293.60     16,910.60      6/30/2004       22,808.30     20,741.00
10/31/1997      16,259.20     14,372.80      3/31/2001       16,649.00     15,358.20      7/31/2004       21,706.70     19,591.90
11/30/1997      16,527.40     14,377.10      4/30/2001       18,407.10     16,983.10      8/31/2004       21,613.40     19,593.90
12/31/1997      16,998.50     14,729.30      5/31/2001       18,570.90     17,385.60      9/30/2004       22,622.70     20,346.30
1/31/1998       17,061.40     14,518.70      6/30/2001       18,765.90     17,526.40      10/31/2004      22,901.00     20,722.70
2/28/1998       18,573.00     15,629.30      7/31/2001       18,035.90     16,711.40      11/30/2004      24,682.70     22,169.20
3/31/1998       19,499.80     16,437.40      8/31/2001       17,132.30     15,899.20      12/31/2004      25,702.10     23,115.80
4/30/1998       19,858.60     16,646.20      9/30/2001       15,076.50     13,854.60      1/31/2005       25,208.60     22,332.20
5/31/1998       18,947.10     15,868.80      10/31/2001      15,528.80     14,580.60      2/28/2005       25,816.10     22,765.40
6/30/1998       19,487.10     16,116.30      11/30/2001      16,628.20     15,713.50      3/31/2005       25,434.00     22,328.30
7/31/1998       18,107.40     15,204.10      12/31/2001      17,614.20     16,555.80      4/30/2005       24,559.10     21,513.30
8/31/1998       14,956.70     12,257.60      1/31/2002       17,459.20     16,242.80      5/31/2005       25,959.00     22,795.50
9/30/1998       15,870.60     13,142.60      2/28/2002       17,120.50     15,783.20      6/30/2005       26,711.80     23,538.70
10/31/1998      16,359.40     13,889.10      3/31/2002       18,260.80     16,853.30      7/31/2005       28,204.90     24,863.90
11/30/1998      17,522.50     14,753.00      4/30/2002       18,467.10     16,688.10      8/31/2005       27,987.80     24,578.00
12/31/1998      19,716.30     16,001.10      5/31/2002       18,097.80     16,319.30      9/30/2005       28,326.40     24,764.80
1/31/1999       19,339.80     16,258.70      6/30/2002       17,203.70     15,203.10      10/31/2005      27,759.90     24,182.80
2/28/1999       18,308.90     15,374.20      7/31/2002       15,375.00     13,723.80      11/30/2005      28,964.70     25,312.10
3/31/1999       19,096.20     15,973.80      8/31/2002       15,456.50     13,803.40      12/31/2005      29,037.10     25,433.60
4/30/1999       20,412.00     17,248.50


INVESTOR CLASS SHARES
6-30-98 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                   SMALL     DOW JONES                          SMALL     DOW JONES                         SMALL      DOW JONES
                    TO      WILSHIRE 4500                        TO      WILSHIRE 4500                        TO      WILSHIRE 4500
                  MID-CAP    COMPLETION                        MID-CAP    COMPLETION                        MID-CAP    COMPLETION
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
6/30/1998       10,000.00     10,000.00      1/31/2001       10,452.70     11,944.00      7/31/2003        9,078.52     10,387.00
7/31/1998        9,290.00      9,434.00      2/28/2001        9,263.15     10,492.80      8/31/2003        9,427.14     10,822.20
8/31/1998        7,667.97      7,605.69      3/31/2001        8,422.06      9,529.59      9/30/2003        9,400.74     10,688.00
9/30/1998        8,137.25      8,154.82      4/30/2001        9,310.58      10,537.80     10/31/2003      10,188.50     11,502.50
10/31/1998       8,383.80      8,618.02      5/31/2001        9,395.31      10,787.60     11/30/2003      10,654.10     11,899.30
11/30/1998       8,972.35      9,154.06      6/30/2001        9,490.20      10,874.90     12/31/2003      10,818.20     12,146.80
12/31/1998      10,093.90      9,928.49      7/31/2001        9,114.39      10,369.30     1/31/2004       11,182.80     12,581.70
1/31/1999        9,892.01     10,088.30      8/31/2001        8,654.11      9,865.31      2/29/2004       11,309.20     12,801.80
2/28/1999        9,362.79      9,539.53      9/30/2001        7,613.02      8,596.63      3/31/2004       11,382.70     12,855.60
3/31/1999        9,762.58      9,911.57      10/31/2001       7,835.32      9,047.10      4/30/2004       10,806.70     12,338.80
4/30/1999       10,433.30     10,702.50      11/30/2001       8,390.85      9,750.05      5/31/2004       10,986.10     12,525.10
5/31/1999       10,356.10     10,609.40      12/31/2001       8,882.55     10,272.70      6/30/2004       11,382.70     12,869.60
6/30/1999       10,913.20     11,055.00      1/31/2002        8,798.17     10,078.50      7/31/2004       10,827.20     12,156.60
7/31/1999       10,704.80     10,720.00      2/28/2002        8,629.24      9,793.28      8/31/2004       10,774.20     12,157.80
8/31/1999       10,474.60     10,453.10      3/31/2002        9,200.50     10,457.30      9/30/2004       11,270.80     12,624.70
9/30/1999       10,600.30     10,371.60      4/30/2002        9,295.26     10,354.80      10/31/2004      11,408.30     12,858.20
10/31/1999      11,177.00     10,901.60      5/31/2002        9,110.29     10,126.00      11/30/2004      12,291.40     13,755.70
11/30/1999      11,775.00     11,821.70      6/30/2002        8,655.69      9,433.33      12/31/2004      12,794.10     14,343.10
12/31/1999      12,778.20     13,450.70      7/31/2002        7,735.59      8,515.47      1/31/2005       12,545.90     13,856.90
1/31/2000       12,199.30     13,289.30      8/31/2002        7,767.30      8,564.86      2/28/2005       12,842.00     14,125.70
2/29/2000       13,902.30     15,355.80      9/30/2002        7,249.22      7,987.59      3/31/2005       12,646.80     13,854.50
3/31/2000       13,554.80     14,787.60      10/31/2002       7,418.13      8,249.58      4/30/2005       12,202.90     13,348.80
4/30/2000       12,180.30     13,008.60      11/30/2002       7,872.86      8,815.50      5/31/2005       12,900.90     14,144.40
5/31/2000       11,205.90     12,048.60      12/31/2002       7,550.07      8,444.37      6/30/2005       13,266.00     14,605.50
6/30/2000       12,409.40     13,495.60      1/31/2003        7,333.39      8,261.97      7/31/2005       14,000.90     15,427.80
7/31/2000       11,987.50     13,112.40      2/28/2003        7,153.72      8,052.11      8/31/2005       13,894.50     15,250.30
8/31/2000       12,981.30     14,575.70      3/31/2003        7,233.13      8,171.29      9/30/2005       14,052.90     15,366.20
9/30/2000       12,471.10     13,982.50      4/30/2003        7,825.52      8,851.95      10/31/2005      13,773.20     15,005.20
10/31/2000      11,606.80     12,840.10      5/31/2003        8,523.55      9,692.89      11/30/2005      14,365.50     15,705.90
11/30/2000       9,681.28     10,653.40      6/30/2003        8,761.36      9,923.58      12/31/2005      14,402.80     15,781.30
12/31/2000      10,399.60     11,327.80


C CLASS SHARES
12-31-02 through 12-31-05

---------------------------------------      ---------------------------------------
                   SMALL     DOW JONES                          SMALL     DOW JONES
                    TO      WILSHIRE 4500                        TO      WILSHIRE 4500
                  MID-CAP    COMPLETION                        MID-CAP    COMPLETION
  DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       14,227.10     14,396.10
1/31/2003        9,706.00      9,784.00      8/31/2004       14,151.70     14,397.50
2/28/2003        9,466.26      9,535.49      9/30/2004       14,801.30     14,950.40
3/31/2003        9,568.50      9,676.61      10/31/2004      14,965.60     15,227.00
4/30/2003       10,348.30     10,482.70      11/30/2004      16,120.90     16,289.80
5/31/2003       11,271.40     11,478.50      12/31/2004      16,770.60     16,985.40
6/30/2003       11,572.30     11,751.70      1/31/2005       16,435.20     16,409.60
7/31/2003       11,990.10     12,300.50      2/28/2005       16,818.10     16,727.90
8/31/2003       12,448.10     12,815.90      3/31/2005       16,557.40     16,406.80
9/30/2003       12,407.00     12,657.00      4/30/2005       15,969.60     15,807.90
10/31/2003      13,439.30     13,621.50      5/31/2005       16,871.90     16,750.10
11/30/2003      14,048.10     14,091.40      6/30/2005       17,344.30     17,296.10
12/31/2003      14,253.20     14,384.50      7/31/2005       18,294.80     18,269.90
1/31/2004       14,732.10     14,899.50      8/31/2005       18,144.80     18,059.80
2/29/2004       14,889.80     15,160.20      9/30/2005       18,342.60     18,197.00
3/31/2004       14,979.10     15,223.90      10/31/2005      17,959.20     17,769.40
4/30/2004       14,219.70     14,611.90      11/30/2005      18,726.10     18,599.20
5/31/2004       14,445.80     14,832.50      12/31/2005      18,759.80     18,688.50
6/30/2004       14,958.60     15,240.40


A CLASS SHARES
9-30-03 through 12-31-05

---------------------------------------
                   SMALL     DOW JONES
                    TO      WILSHIRE 4500
                  MID-CAP    COMPLETION
  DATE             FUND        INDEX
---------------------------------------
9/30/2003        9,425.00     10,000.00
10/31/2003      10,215.80     10,762.00
11/30/2003      10,680.60     11,133.30
12/31/2003      10,840.80     11,364.90
1/31/2004       11,202.90     11,771.70
2/29/2004       11,331.70     11,977.70
3/31/2004       11,404.20     12,028.00
4/30/2004       10,830.60     11,544.50
5/31/2004       11,006.00     11,718.80
6/30/2004       11,408.90     12,041.10
7/31/2004       10,851.00     11,374.00
8/31/2004       10,798.90     11,375.20
9/30/2004       11,300.00     11,812.00
10/31/2004      11,434.40     12,030.50
11/30/2004      12,328.60     12,870.20
12/31/2004      12,830.40     13,419.80
1/31/2005       12,577.60     12,964.80
2/28/2005       12,871.90     13,216.40
3/31/2005       12,680.10     12,962.60
4/30/2005       12,241.40     12,489.50
5/31/2005       12,939.20     13,233.80
6/30/2005       13,306.60     13,665.30
7/31/2005       14,045.20     14,434.60
8/31/2005       13,937.00     14,268.60
9/30/2005       14,097.30     14,377.10
10/31/2005      13,812.50     14,039.20
11/30/2005      14,406.50     14,694.80
12/31/2005      14,438.20     14,765.40


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS               A CLASS
INCEPTION DATE                   8/24/92          6/24/98            12/30/02              9/29/03
                              ---------------------------------------------------------------------------
                                   NAV              NAV          NAV        CDSC(2)     NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                         12.98%             12.56%     11.87%       10.75%    12.53%       6.05%
Five Years                        7.20%              6.73%        n/a          n/a       n/a         n/a
Ten Years                        11.25%                n/a        n/a          n/a       n/a         n/a
Since Inception, Annualized         n/a              5.30%     23.48%          n/a    20.53%      17.40%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

FINANCIAL .................................................................24.3%
TECHNOLOGY ................................................................16.2%
HEALTHCARE ................................................................10.9%
CONSUMER CYCLICALS .........................................................8.8%
ENERGY .....................................................................7.5%
COMMERCIAL SERVICES ........................................................6.9%
CONSUMER SERVICES ..........................................................6.2%
BASIC MATERIALS ............................................................4.7%
INDUSTRIALS ................................................................3.5%
OTHER .....................................................................11.0%

--------------------------------------------------------------------------------
                     TOP 10 HOLDINGS AS OF 12/31/05
--------------------------------------------------------------------------------

BERKSHIRE HATHAWAY INC .....................................................2.6%
GENENTECH INC ..............................................................2.1%
GOOGLE INC .................................................................1.7%
GENERAL GROWTH PPTYS .......................................................1.3%
BARNES & NOBLE INC .........................................................1.1%
LIBERTY MEDIA CORP .........................................................1.1%
UNIONBANCAL CORP ...........................................................1.0%
ABERCROMBIE & FITCH ........................................................0.9%
VERITAS DGC INC ............................................................0.9%
SILGAN HOLDINGS INC ........................................................0.8%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Effective June 1, 2001, SSgA Funds Management, Inc. manages the Small to Mid Cap Fund (formerly managed by Symphony Asset Management, Inc. from September 15, 1995 until May 31, 2001). Prior to Symphony, the Small to Mid Cap Portfolio was managed by Wells Fargo Nikko Investment Advisors from inception.



--------------------------------------------------------------------------------
THE DOW JONES WILSHIRE 4500 COMPLETION INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                       7

--------------------------------------------------------------------------------
[Graphic]                   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

International equities led the way in 2005, finishing the year ahead of all other style and asset classes. Japanese and Emerging Market securities were the strongest components of the International Equity Fund's benchmark, the MSCI EAFE+EM Index. The strengthening U.S dollar served to depress returns from developed markets overseas--in local currencies, the EAFE portion of the benchmark fared even better. This effect was especially pronounced in Japan.

Many of the key economic themes of 2005 were repeats of the previous year. Global growth was robust, supported by a strong Chinese economy, a turnaround in Japan and a solid U.S. performance. There was a significant increase in U.S. interest rates in 2005, yet the average short-term interest rate across the world's three largest economies (U.S., Japan, and Germany) was only 2%. This supportive monetary stance was one of the key factors driving growth and asset markets in 2005.

Commodity markets witnessed significant price gains in 2005, helped by a mix of strong Asian demand--especially from China--and speculative buying. Although the price of oil fell back in late 2005, the average price of North Sea Crude in 2005 still reached $56 per barrel, a 40% gain on the $39 per barrel figure recorded in 2004. Metals were also strong, with the price of gold, for example, ending 2005 at $512 per troy ounce, a 17% gain on the year. Historically, a rise in the price of gold has been seen as a harbinger of a build-up in inflationary pressures. On this occasion, however, it appears that the rise in the gold price has less to do with inflation and more to do with the general strength of commodity markets. At a time when China and India are increasing amounts of low cost goods and services to the world, it is hard to imagine that global inflation is on the verge of increasing.

One of other repeat themes of 2005 was a further widening in global imbalances, with the U.S. current account deficit reaching new record levels, the U.S. household savings rate becoming established in negative territory and, on the flip-side, the combined surpluses of Asian exporters and oil producers climbing inexorably higher. Fears at the start of 2005 that a correction of these imbalances would wreak economic damage in coming quarters were clearly misplaced.

o     REVIEW OF FUND PERFORMANCE

The Accessor International Equity Fund underperformed its benchmark, the MSCI EAFE+EM Index, in 2005. Results lagged the benchmark for the year's first three quarters, during which the Fund was subadvised by J.P. Morgan Fleming Asset Management (London), Ltd. (JPMorgan). JPMorgan's investment approach emphasizes larger companies of high quality--both of which biases have been out of favor for the last three years and in 2005. Additionally, the portfolio was underweighted in Emerging Market securities throughout the year, which represented a substantial opportunity cost in 2005. The Fund's total return for 2005 was 14.33%, while the return of the Fund's benchmark for the same period was 16.44%.

Pictet Asset Management Limited took over as the subadvisor of the Fund effective October 1, 2005. The Fund outperformed its benchmark significantly in the fourth quarter of 2005, benefiting from an increased allocation to Emerging Market and Japanese securities such as Asahi Glass (a Japanese LCD material supplier) and Kookmin Bank in Korea, and from being underweight in the energy sector. Stock selection also boosted the final quarter's return among European, Japanese, and Asian equities. The Fund's total return for the quarter was 6.48% while the return of the Fund's benchmark for the same period was 4.54%.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
8                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
          INTERNATIONAL EQUITY FUND VS. UNMANAGED MSCI EAFE + EM INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
               INTERNATIONAL    MSCI                        INTERNATIONAL   MSCI                         INTERNATIONAL   MSCI
                  EQUITY      EAFE + EM                        EQUITY      EAFE + EM                        EQUITY      EAFE + EM
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       15,227.70     12,681.50      9/30/2002        9,758.84      8,749.61
1/31/1996        9,984.00     10,116.10      6/30/1999       16,231.20     13,271.60      10/31/2002      10,393.20      9,229.08
2/29/1996       10,206.60     10,120.90      7/31/1999       16,606.20     13,591.00      11/30/2002      10,918.00      9,668.14
3/31/1996       10,548.60     10,311.60      8/31/1999       16,780.50     13,650.50      12/31/2002      10,546.80      9,344.07
4/30/1996       10,962.10     10,622.10      9/30/1999       16,763.80     13,732.50      1/31/2003        9,935.10      8,986.32
5/31/1996       10,978.50     10,452.70      10/31/1999      17,375.60     14,228.80      2/28/2003        9,640.02      8,777.36
6/30/1996       11,161.80     10,514.90      11/30/1999      18,974.20     14,798.00      3/31/2003        9,443.37      8,603.78
7/31/1996       10,604.90     10,165.60      12/31/1999      21,827.90     16,181.50      4/30/2003       10,503.90      9,448.86
8/31/1996       10,708.80     10,207.40      1/31/2000       20,003.10     15,266.90      5/31/2003       11,236.00     10,039.10
9/30/1996       10,859.80     10,456.20      2/29/2000       21,231.30     15,658.70      6/30/2003       11,432.60     10,317.50
10/31/1996      10,859.80     10,320.20      3/31/2000       21,231.30     16,213.60      7/31/2003       11,672.70     10,606.30
11/30/1996      11,313.70     10,699.50      4/30/2000       19,617.70     15,294.60      8/31/2003       11,880.50     10,908.80
12/31/1996      11,378.20     10,583.80      5/31/2000       18,785.90     14,899.60      9/30/2003       12,153.70     11,220.80
1/31/1997       11,386.20     10,354.80      6/30/2000       19,452.80     15,479.10      10/31/2003      12,777.20     11,946.40
2/28/1997       11,427.20     10,560.90      7/31/2000       18,698.00     14,816.20      11/30/2003      13,170.70     12,201.40
3/31/1997       11,509.50     10,567.70      8/31/2000       18,797.10     14,941.00      12/31/2003      14,165.10     13,148.20
4/30/1997       11,567.00     10,649.30      9/30/2000       17,834.70     14,150.30      1/31/2004       14,415.80     13,363.20
5/31/1997       12,307.30     11,296.40      10/31/2000      16,807.40     13,742.80      2/29/2004       14,711.40     13,705.60
6/30/1997       12,965.70     11,937.00      11/30/2000      15,955.30     13,157.20      3/31/2004       14,679.00     13,798.10
7/31/1997       13,738.50     12,154.70      12/31/2000      16,469.10     13,612.20      4/30/2004       14,209.30     13,409.10
8/31/1997       12,808.40     11,202.00      1/31/2001       16,217.10     13,795.50      5/31/2004       14,274.70     13,434.20
9/30/1997       13,711.40     11,806.00      2/28/2001       14,960.30     12,754.90      6/30/2004       14,525.90     13,709.70
10/31/1997      12,491.10     10,778.50      3/31/2001       13,835.30     11,864.50      7/31/2004       14,077.00     13,286.90
11/30/1997      12,408.60     10,656.40      4/30/2001       14,611.40     12,669.80      8/31/2004       14,175.60     13,399.00
12/31/1997      12,624.50     10,773.10      5/31/2001       14,228.60     12,295.60      9/30/2004       14,656.10     13,795.70
1/31/1998       13,024.70     11,116.20      6/30/2001       13,878.60     11,823.70      10/31/2004      15,104.60     14,251.70
2/28/1998       13,672.10     11,850.20      7/31/2001       13,441.40     11,551.50      11/30/2004      16,012.40     15,266.10
3/31/1998       14,284.60     12,239.90      8/31/2001       12,993.80     11,279.40      12/31/2004      16,681.70     15,943.60
4/30/1998       14,727.40     12,329.50      9/30/2001       11,660.60     10,076.50      1/31/2005       16,286.30     15,690.10
5/31/1998       14,862.90     12,103.50      10/31/2001      11,912.50     10,370.40      2/28/2005       17,032.30     16,450.30
6/30/1998       14,778.20     12,078.50      11/30/2001      12,119.80     10,824.60      3/31/2005       16,483.80     15,964.20
7/31/1998       15,391.50     12,232.70      12/31/2001      12,381.60     10,962.40      4/30/2005       16,144.20     15,599.30
8/31/1998       13,289.00     10,543.70      1/31/2002       11,704.30     10,474.50      5/31/2005       16,199.20     15,682.20
9/30/1998       12,804.00     10,300.40      2/28/2002       11,802.60     10,558.90      6/30/2005       16,440.50     15,936.90
10/31/1998      13,179.10     11,377.50      3/31/2002       12,415.20     11,141.70      7/31/2005       16,978.10     16,506.70
11/30/1998      13,851.20     11,993.30      4/30/2002       12,611.30     11,221.50      8/31/2005       17,406.00     16,892.90
12/31/1998      14,654.60     12,416.00      5/31/2002       12,721.00     11,338.00      9/30/2005       17,910.70     17,754.50
1/31/1999       15,106.00     12,369.10      6/30/2002       12,328.00     10,855.70      10/31/2005      17,362.70     17,150.80
2/28/1999       14,593.90     12,108.50      7/31/2002       11,005.20      9,805.56      11/30/2005      18,076.30     17,704.60
3/31/1999       15,374.70     12,701.30      8/31/2002       11,092.10      9,800.34      12/31/2005      19,074.10     18,560.40
4/30/1999       15,998.90     13,308.00


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
               INTERNATIONAL    MSCI                        INTERNATIONAL   MSCI                         INTERNATIONAL   MSCI
                  EQUITY      EAFE + EM                        EQUITY      EAFE + EM                        EQUITY      EAFE + EM
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       10,401.80     11,277.60      7/31/2003        7,406.83      8,670.44
8/31/1998        8,628.00      8,619.28      2/28/2001        9,590.42     10,426.90      8/31/2003        7,542.37      8,917.76
9/30/1998        8,312.22      8,420.41      3/31/2001        8,864.42      9,698.99      9/30/2003        7,712.83      9,172.81
10/31/1998       8,555.76      9,300.86      4/30/2001        9,355.51     10,357.30      10/31/2003       8,096.93      9,765.98
11/30/1998       8,981.84      9,804.29      5/31/2001        9,113.21     10,051.40      11/30/2003       8,346.32      9,974.43
12/31/1998       9,498.30     10,149.80      6/30/2001        8,885.38      9,665.67      12/31/2003       8,972.29     10,748.40
1/31/1999        9,791.79     10,111.50      7/31/2001        8,601.04      9,443.11      1/31/2004        9,128.41     10,924.20
2/28/1999        9,458.87      9,898.48      8/31/2001        8,309.47      9,220.72      2/29/2004        9,313.71     11,204.10
3/31/1999        9,960.19     10,383.10      9/30/2001        7,456.09      8,237.33      3/31/2004        9,284.84     11,279.70
4/30/1999       10,360.60     10,879.00      10/31/2001       7,612.66      8,477.59      4/30/2004        8,985.87     10,961.70
5/31/1999        9,852.92     10,366.80      11/30/2001       7,740.56      8,848.88      5/31/2004        9,029.00     10,982.20
6/30/1999       10,499.30     10,849.30      12/31/2001       7,903.88      8,961.58      6/30/2004        9,177.98     11,207.50
7/31/1999       10,737.60     11,110.40      1/31/2002        7,462.85      8,562.70      7/31/2004        8,893.46     10,861.80
8/31/1999       10,845.00     11,159.10      2/28/2002        7,527.03      8,631.73      8/31/2004        8,957.50     10,953.40
9/30/1999       10,827.60     11,226.00      3/31/2002        7,918.43      9,108.11      9/30/2004        9,249.51     11,277.70
10/31/1999      11,213.10     11,631.80      4/30/2002        8,039.58      9,173.33      10/31/2004       9,527.00     11,650.50
11/30/1999      12,240.20     12,097.10      5/31/2002        8,103.90      9,268.57      11/30/2004      10,103.40     12,479.70
12/31/1999      14,077.50     13,228.10      6/30/2002        7,847.82      8,874.36      12/31/2004      10,522.70     13,033.60
1/31/2000       12,889.30     12,480.40      7/31/2002        7,008.10      8,015.86      1/31/2005       10,267.00     12,826.40
2/29/2000       13,680.70     12,800.70      8/31/2002        7,064.87      8,011.60      2/28/2005       10,736.20     13,447.80
3/31/2000       13,673.90     13,254.30      9/30/2002        6,211.43      7,152.64      3/31/2005       10,380.80     13,050.40
4/30/2000       12,630.60     12,503.10      10/31/2002       6,623.87      7,544.61      4/30/2005       10,167.00     12,752.10
5/31/2000       12,090.00     12,180.20      11/30/2002       6,943.80      7,903.53      5/31/2005       10,195.40     12,820.00
6/30/2000       12,510.70     12,653.90      12/31/2002       6,709.10      7,638.61      6/30/2005       10,345.30     13,028.10
7/31/2000       12,026.60     12,111.90      1/31/2003        6,317.96      7,346.15      7/31/2005       10,679.50     13,493.90
8/31/2000       12,075.90     12,214.00      2/28/2003        6,125.89      7,175.33      8/31/2005       10,949.60     13,809.70
9/30/2000       11,456.40     11,567.60      3/31/2003        6,005.21      7,033.43      9/30/2005       11,262.80     14,514.00
10/31/2000      10,794.20     11,234.50      4/30/2003        6,674.20      7,724.27      10/31/2005      10,913.70     14,020.50
11/30/2000      10,245.80     10,755.80      5/31/2003        7,136.72      8,206.80      11/30/2005      11,362.20     14,473.20
12/31/2000      10,565.50     11,127.80      6/30/2003        7,257.33      8,434.35      12/31/2005      11,988.30     15,172.80


C CLASS SHARES
12-31-02 through 12-31-05

---------------------------------------      ---------------------------------------
               INTERNATIONAL    MSCI                        INTERNATIONAL   MSCI
                  EQUITY      EAFE + EM                        EQUITY      EAFE + EM
  DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       13,152.80     14,219.60
1/31/2003        9,409.00      9,617.13      8/31/2004       13,246.20     14,339.50
2/28/2003        9,138.96      9,393.50      9/30/2004       13,671.30     14,764.10
3/31/2003        8,941.56      9,207.74      10/31/2004      14,076.00     15,252.20
4/30/2003        9,937.65     10,112.10      11/30/2004      14,916.40     16,337.70
5/31/2003       10,622.30     10,743.80      12/31/2004      15,527.90     17,062.80
6/30/2003       10,798.70     11,041.70      1/31/2005       15,144.40     16,791.50
7/31/2003       11,016.80     11,350.80      2/28/2005       15,828.90     17,605.10
8/31/2003       11,214.00     11,674.60      3/31/2005       15,300.20     17,084.80
9/30/2003       11,463.00     12,008.50      4/30/2005       14,978.90     16,694.30
10/31/2003      12,023.50     12,785.00      5/31/2005       15,020.90     16,783.10
11/30/2003      12,397.40     13,057.90      6/30/2005       15,228.20     17,055.70
12/31/2003      13,309.90     14,071.20      7/31/2005       15,715.50     17,665.40
1/31/2004       13,537.50     14,301.30      8/31/2005       16,098.90     18,078.80
2/29/2004       13,817.70     14,667.70      9/30/2005       16,544.90     19,000.80
3/31/2004       13,765.20     14,766.70      10/31/2005      16,027.00     18,354.80
4/30/2004       13,319.20     14,350.30      11/30/2005      16,669.70     18,947.40
5/31/2004       13,360.50     14,377.30      12/31/2005      17,571.50     19,863.30
6/30/2004       13,589.00     14,672.10


A CLASS SHARES
9-30-03 through 12-31-05

---------------------------------------
               INTERNATIONAL    MSCI
                  EQUITY      EAFE + EM
  DATE             FUND        INDEX
---------------------------------------
9/30/2003       9,425.00      10,000.00
10/31/2003      9,890.60      10,646.70
11/30/2003      10,204.10     10,873.90
12/31/2003      10,958.20     11,717.70
1/31/2004       11,144.50     11,909.30
2/29/2004       11,381.90     12,214.40
3/31/2004       11,347.70     12,296.90
4/30/2004       10,983.50     11,950.20
5/31/2004       11,034.00     11,972.60
6/30/2004       11,220.50     12,218.10
7/31/2004       10,873.80     11,841.30
8/31/2004       10,949.90     11,941.20
9/30/2004       11,314.50     12,294.70
10/31/2004      11,652.80     12,701.20
11/30/2004      12,355.50     13,605.10
12/31/2004      12,870.70     14,209.00
1/31/2005       12,556.70     13,983.00
2/28/2005       13,133.00     14,660.50
3/31/2005       12,700.90     14,227.30
4/30/2005       12,438.00     13,902.10
5/31/2005       12,471.60     13,976.00
6/30/2005       12,658.70     14,203.00
7/31/2005       13,066.30     14,710.80
8/31/2005       13,396.90     15,055.00
9/30/2005       13,770.60     15,822.80
10/31/2005      13,354.80     15,284.80
11/30/2005      13,898.30     15,778.40
12/31/2005      14,653.00     16,541.10


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS        C CLASS                A CLASS
INCEPTION DATE                   10/3/94          7/6/98           12/30/02                9/29/03
                              -------------------------------------------------------------------------
                                   NAV              NAV         NAV         CDSC(2)    NAV        POP(3)
-------------------------------------------------------------------------------------------------------
One Year                         14.33%           13.93%       13.16%       12.03%    13.84%       7.30%
Five Years                        2.97%            2.56%          n/a          n/a       n/a         n/a
Ten Years                         6.66%              n/a          n/a          n/a       n/a         n/a
Since Inception,Annualized          n/a            2.60%       21.07%          n/a    21.37%      18.22%

--------------------------------------------------------------------------------
                       COUNTRY ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

JAPAN .....................................................................22.0%
FRANCE ....................................................................12.6%
UNITED KINGDOM ............................................................11.5%
ITALY ......................................................................7.0%
GERMANY ....................................................................6.7%
AUSTRALIA ..................................................................4.7%
GREECE .....................................................................3.8%
SPAIN ......................................................................3.7%
SWITZERLAND ................................................................3.0%
OTHER .....................................................................25.0%

--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 12/31/05
--------------------------------------------------------------------------------

ROYAL DUTCH SHELL A SHARES .................................................3.1%
HYPO REAL ESTATE ...........................................................3.0%
PERNOD RICARD SA ...........................................................2.0%
TOTAL SA ...................................................................1.9%
CREDIT SUISSE GROUP ........................................................1.8%
FONDIARIA-SAISPA ...........................................................1.8%
SAMSUNG ELECT CO LTD .......................................................1.7%
OPAP SA ....................................................................1.7%
OLD MUTUAL PLC .............................................................1.6%
TANDBERG ASA ...............................................................1.5%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4)Effective October 1, 2005, Pictet Asset Management Ltd. manages the International Equity Fund (formerly managed by JPMorgan Fleming Asset Management (London), Ltd. from January 7, 2002 until September 30, 2005. Prior to JPMorgan, the International Equity Portfolio was managed by Nicholas-Applegate Capital Management from inception).



--------------------------------------------------------------------------------
THE MSCI EAFE + EM INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                       9

--------------------------------------------------------------------------------
[Graphic]                     HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The Lehman Brothers U.S. Corporate High Yield Index posted a moderate gain of 2.74% for 2005. This performance exceeded that of investment grade corporate bonds but was, surprisingly, just below the 2.79% gain of the U.S. Treasury sector of the Lehman Aggregate Index. Credit risk was not rewarded in 2005. The best performing credits during the year were the higher quality ones--those rated B and Ba; Ca. Lower quality issues had negative returns for 2005.

The high yield bond market started the year with a small negative return during the first quarter but had positive quarterly returns for the rest of 2005. These returns were, however, below the current yield produced by the coupon as the Federal Reserve Board continued to raise the federal funds rate. Other negative catalysts during the year included rising energy prices and violent hurricanes. In the face of this challenging environment, the economy continued to grow at a healthy pace, earnings were improving and defaults were close to historical lows.

High yield spreads-to-treasuries widened by 71 basis points during 2005. High yield bond mutual funds saw outflows during the year totaling close to $11.5 billion--reflecting significantly reduced demand for such investments. The primary high yield bond market contributed 347 new issues in 2005, producing close to $96 billion in new transactions, a decline of over 20% from 2004. In addition, the high yield market saw significant "fallen angels" inflows concentrated mainly in General Motors, Ford and other automotive companies.

During the year, the single B sector of debt issues modestly outperformed the BB sector but both significantly outperformed distressed companies. Outperforming industries in 2005 included chemicals, telecommunications, gaming/lodging, healthcare and energy, while the underperforming industries were paper/packaging, cable and automotive.

o     REVIEW OF FUND PERFORMANCE

The Accessor High Yield Bond Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index, by a small margin in 2005. The Fund's total return for the year was 2.20% while the return of the benchmark for the same period was 2.74%. The Fund benefited from the overweighting of the gaming/lodging and healthcare sectors relative to the benchmark. Being underweight in the paper/packaging and automotive companies sectors relative to the benchmark also helped the Fund's performance. The Fund emphasized single B credits in 2005, which the market favored most of the year. The tendency of the Fund's subadvisor, Financial Management Advisors, LLC, to avoid distressed securities paid off in 2005 as well. Being underweight relative to the benchmark in the energy and telecommunications industries--both of which did well during the year--negatively impacted the Fund's performance in 2005. Notable outperforming securities during the year included Cenveo Corp, Continental Airlines, Levis, Neenah and Pierre Foods while underperformers included Amkor Technologies, Calpine Corp, Dura Operating Corp, Northwest Airlines and Radnor Holdings.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
10                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
                            HIGH YIELD BOND FUND VS.
           UNMANAGED LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
5-31-00 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                   HIGH    LEHMAN BROTHERS                      HIGH    LEHMAN BROTHERS                      HIGH    LEHMAN BROTHERS
                   YIELD   U.S. CORPORATE                       YIELD   U.S. CORPORATE                       YIELD   U.S. CORPORATE
                   BOND      HIGH YIELD                         BOND      HIGH YIELD                         BOND      HIGH YIELD
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
5/31/2000       10,000.00     10,000.00      4/30/2002       10,798.90     10,571.60      3/31/2004       13,411.20     13,321.90
6/30/2000       10,156.00     10,204.00      5/31/2002       10,775.20     10,516.60      4/30/2004       13,401.80     13,231.30
7/31/2000       10,181.40     10,281.50      6/30/2002       10,344.10      9,741.53      5/31/2004       13,170.00     13,007.70
8/31/2000       10,299.50     10,351.50      7/31/2002       10,071.00      9,315.82      6/30/2004       13,388.60     13,193.80
9/30/2000       10,183.10     10,261.40      8/31/2002       10,245.30      9,581.32      7/31/2004       13,537.20     13,373.20
10/31/2000      10,044.60      9,933.04      9/30/2002       10,090.60      9,455.81      8/31/2004       13,718.60     13,635.30
11/30/2000       9,594.62      9,539.69      10/31/2002      10,045.20      9,373.54      9/30/2004       13,898.30     13,833.00
12/31/2000       9,953.46      9,723.81      11/30/2002      10,559.50      9,953.76      10/31/2004      14,108.20     14,083.40
1/31/2001       10,557.60     10,452.10      12/31/2002      10,617.60     10,093.10      11/30/2004      14,264.80     14,253.80
2/28/2001       10,635.80     10,591.10      1/31/2003       10,774.70     10,429.20      12/31/2004      14,440.20     14,466.20
3/31/2001       10,570.90     10,341.20      2/28/2003       10,882.50     10,557.50      1/31/2005       14,444.60     14,447.40
4/30/2001       10,613.20     10,213.00      3/31/2003       11,103.40     10,861.50      2/28/2005       14,680.00     14,659.70
5/31/2001       10,675.80     10,396.80      4/30/2003       11,629.70     11,505.60      3/31/2005       14,307.20     14,233.20
6/30/2001       10,416.40     10,105.70      5/31/2003       11,737.80     11,624.20      4/30/2005       14,088.20     14,095.10
7/31/2001       10,559.10     10,254.20      6/30/2003       12,048.90     11,958.90      5/31/2005       14,257.30     14,346.00
8/31/2001       10,668.90     10,375.20      7/31/2003       11,960.90     11,827.40      6/30/2005       14,502.50     14,627.20
9/30/2001       10,026.60      9,678.02      8/31/2003       12,085.30     11,963.40      7/31/2005       14,744.70     14,883.10
10/31/2001      10,244.20      9,917.06      9/30/2003       12,438.20     12,290.00      8/31/2005       14,822.90     14,911.40
11/30/2001      10,560.70     10,279.00      10/31/2003      12,735.50     12,538.20      9/30/2005       14,685.00     14,762.30
12/31/2001      10,468.90     10,236.90      11/30/2003      12,851.40     12,728.80      10/31/2005      14,527.90     14,659.00
1/31/2002       10,494.00     10,308.50      12/31/2003      13,189.40     13,016.50      11/30/2005      14,647.00     14,735.20
2/28/2002       10,540.20     10,164.20      1/31/2004       13,511.20     13,265.10      12/31/2005      14,758.30     14,861.90
3/31/2002       10,674.00     10,409.20      2/29/2004       13,413.90     13,232.00

INVESTOR CLASS SHARES
5-31-00 through 12-31-05

---------------------------------------      ---------------------------------------      ---------------------------------------
                   HIGH    LEHMAN BROTHERS                      HIGH    LEHMAN BROTHERS                      HIGH    LEHMAN BROTHERS
                   YIELD   U.S. CORPORATE                       YIELD   U.S. CORPORATE                       YIELD   U.S. CORPORATE
                   BOND      HIGH YIELD                         BOND      HIGH YIELD                         BOND      HIGH YIELD
  DATE             FUND        INDEX           DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------      ---------------------------------------
5/31/2000       10,000.00     10,000.00      4/30/2002       10,694.30     10,571.60      3/31/2004       13,171.50     13,321.90
6/30/2000       10,152.00     10,204.00      5/31/2002       10,666.50     10,516.60      4/30/2004       13,158.30     13,231.30
7/31/2000       10,173.30     10,281.50      6/30/2002       10,235.50      9,741.53      5/31/2004       12,925.40     13,007.70
8/31/2000       10,287.30     10,351.50      7/31/2002        9,961.23      9,315.82      6/30/2004       13,134.80     13,193.80
9/30/2000       10,166.90     10,261.40      8/31/2002       10,129.60      9,581.32      7/31/2004       13,266.10     13,373.20
10/31/2000      10,024.60      9,933.04      9/30/2002        9,973.58      9,455.81      8/31/2004       13,451.90     13,635.30
11/30/2000       9,570.45      9,539.69      10/31/2002       9,935.68      9,373.54      9/30/2004       13,624.00     13,833.00
12/31/2000       9,924.56      9,723.81      11/30/2002      10,440.40      9,953.76      10/31/2004      13,825.70     14,083.40
1/31/2001       10,522.00     10,452.10      12/31/2002      10,492.60     10,093.10      11/30/2004      13,973.60     14,253.80
2/28/2001       10,596.70     10,591.10      1/31/2003       10,642.70     10,429.20      12/31/2004      14,127.30     14,466.20
3/31/2001       10,518.30     10,341.20      2/28/2003       10,743.80     10,557.50      1/31/2005       14,140.00     14,447.40
4/30/2001       10,565.60     10,213.00      3/31/2003       10,957.60     10,861.50      2/28/2005       14,364.90     14,659.70
5/31/2001       10,623.80     10,396.80      4/30/2003       11,472.60     11,505.60      3/31/2005       13,989.90     14,233.20
6/30/2001       10,360.30     10,105.70      5/31/2003       11,575.80     11,624.20      4/30/2005       13,770.30     14,095.10
7/31/2001       10,498.10     10,254.20      6/30/2003       11,879.10     11,958.90      5/31/2005       13,931.40     14,346.00
8/31/2001       10,592.50     10,375.20      7/31/2003       11,787.60     11,827.40      6/30/2005       14,165.50     14,627.20
9/30/2001        9,959.12      9,678.02      8/31/2003       11,903.20     11,963.40      7/31/2005       14,397.80     14,883.10
10/31/2001      10,162.30      9,917.06      9/30/2003       12,241.20     12,290.00      8/31/2005       14,475.50     14,911.40
11/30/2001      10,482.40     10,279.00      10/31/2003      12,530.10     12,538.20      9/30/2005       14,353.90     14,762.30
12/31/2001      10,387.00     10,236.90      11/30/2003      12,640.40     12,728.80      10/31/2005      14,187.40     14,659.00
1/31/2002       10,406.70     10,308.50      12/31/2003      12,967.80     13,016.50      11/30/2005      14,303.80     14,735.20
2/28/2002       10,446.30     10,164.20      1/31/2004       13,279.00     13,265.10      12/31/2005      14,425.30     14,861.90
3/31/2002       10,574.80     10,409.20      2/29/2004       13,178.10     13,232.00

C CLASS SHARES
12-31-02 through 12-31-05

---------------------------------------      ---------------------------------------
                   HIGH    LEHMAN BROTHERS                      HIGH    LEHMAN BROTHERS
                   YIELD   U.S. CORPORATE                       YIELD   U.S. CORPORATE
                   BOND      HIGH YIELD                         BOND      HIGH YIELD
  DATE             FUND        INDEX           DATE             FUND        INDEX
---------------------------------------      ---------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       12,547.50     13,249.80
1/31/2003       10,138.00     10,333.00      8/31/2004       12,705.50     13,509.50
2/28/2003       10,231.30     10,460.10      9/30/2004       12,861.80     13,705.40
3/31/2003       10,430.80     10,761.30      10/31/2004      13,047.00     13,953.50
4/30/2003       10,916.80     11,399.50      11/30/2004      13,181.40     14,122.30
5/31/2003       11,009.70     11,516.90      12/31/2004      13,321.20     14,332.70
6/30/2003       11,292.60     11,848.60      1/31/2005       13,327.80     14,314.10
7/31/2003       11,201.10     11,718.30      2/28/2005       13,534.40     14,524.50
8/31/2003       11,308.70     11,853.00      3/31/2005       13,178.40     14,101.80
9/30/2003       11,618.50     12,176.60      4/30/2005       12,966.30     13,965.00
10/31/2003      11,898.50     12,422.60      5/31/2005       13,110.20     14,213.60
11/30/2003      11,987.80     12,611.40      6/30/2005       13,325.20     14,492.20
12/31/2003      12,292.20     12,896.40      7/31/2005       13,537.10     14,745.80
1/31/2004       12,582.30     13,142.70      8/31/2005       13,584.40     14,773.80
2/29/2004       12,481.70     13,109.90      9/30/2005       13,458.10     14,626.10
3/31/2004       12,480.40     13,199.00      10/31/2005      13,291.20     14,523.70
4/30/2004       12,451.70     13,109.30      11/30/2005      13,402.90     14,599.20
5/31/2004       12,226.40     12,887.70      12/31/2005      13,492.70     14,724.80
6/30/2004       12,419.50     13,072.00

A CLASS SHARES
9-30-03 through 12-31-05

---------------------------------------
                   HIGH    LEHMAN BROTHERS
                   YIELD   U.S. CORPORATE
                   BOND      HIGH YIELD
  DATE             FUND        INDEX
---------------------------------------
9/30/2003        9,525.00     10,000.00
10/31/2003       9,751.70     10,202.00
11/30/2003       9,829.71     10,357.10
12/31/2003      10,086.30     10,591.10
1/31/2004       10,330.30     10,793.40
2/29/2004       10,253.90     10,766.50
3/31/2004       10,260.10     10,839.70
4/30/2004       10,251.80     10,766.00
5/31/2004       10,072.40     10,584.00
6/30/2004       10,237.60     10,735.40
7/31/2004       10,340.00     10,881.40
8/31/2004       10,485.80     11,094.60
9/30/2004       10,621.10     11,255.50
10/31/2004      10,779.30     11,459.20
11/30/2004      10,896.80     11,597.90
12/31/2004      11,018.90     11,770.70
1/31/2005       11,031.00     11,755.40
2/28/2005       11,208.60     11,928.20
3/31/2005       10,921.60     11,581.10
4/30/2005       10,742.50     11,468.80
5/31/2005       10,879.00     11,672.90
6/30/2005       11,054.10     11,901.70
7/31/2005       11,246.50     12,110.00
8/31/2005       11,293.70     12,133.00
9/30/2005       11,195.40     12,011.60
10/31/2005      11,063.30     11,927.60
11/30/2005      11,151.80     11,989.60
12/31/2005      11,244.40     12,092.70


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS               A CLASS
INCEPTION DATE                   5/1/00           5/1/00             12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV          NAV        CDSC(2)     NAV       POP(3)
--------------------------------------------------------------------------------------------------------
One Year                         2.20%              2.11%       1.29%       0.28%      2.05%      -2.80%
Five Years                       8.20%              7.77%         n/a         n/a        n/a         n/a
Ten Years                          n/a                n/a         n/a         n/a        n/a         n/a
Since Inception, Annualized      6.82%              6.39%      10.50%         n/a      7.68%       5.39%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS ....................................................19.5%
CONSUMER CYCLICALS ........................................................17.3%
CAPITAL GOODS .............................................................10.8%
BASIC INDUSTRY .............................................................9.6%
UTILITY ....................................................................7.8%
TELECOM ....................................................................6.7%
GAMING .....................................................................6.0%
MEDIA NON-CABLE ............................................................5.1%
ENERGY .....................................................................4.1%
OTHER .....................................................................13.1%

--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 12/31/05
--------------------------------------------------------------------------------

SBA TELECOMM ...............................................................1.8%
REDDY ICE HOLD .............................................................1.5%
HOUGHTON MIFFLIN CO ........................................................1.5%
NALCO FIN HOLDINGS .........................................................1.4%
JOSTENS HOLDING CORP .......................................................1.4%
PARKER DRILLING CO .........................................................1.1%
INTERLINE BRANDS INC .......................................................1.1%
CITIZENS COMM ..............................................................1.1%
ARCO CHEMICAL CO ...........................................................1.1%
ALLEGHENY ENERGY ...........................................................1.0%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      11

--------------------------------------------------------------------------------
[Graphic]                INTERMEDIATE FIXED-INCOME FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The yield curve, which was positively sloped at the year's inception, became flat as short term interest rates rose more than long term interest rates. In some sectors of the curve, yields were actually inverted. For example, the 6-month Treasury Bill yielded 4 basis points more than the 5-year Treasury Note at the end of 2005. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Federal Reserve Board interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S. automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments and actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Accessor Intermediate Fixed-Income Fund beat its benchmark, the Lehman Brothers Government/Credit Index, in 2005. The Fund's total return for the year was 3.69% while the return of the benchmark for the same period was 2.34%. At the beginning of the year, the Fund's subadvisor, Cypress Asset Management (Cypress), structured the Fund's portfolio with three essential biases: the yield curve would flatten, interest rates would rise, and corporate bonds would underperform commercial mortgage-backed securities. All of these expectations proved out during the year, leading to solid performance for the Fund. Additionally, Cypress was able to avoid the sectors and securities that were maligned (I.E. General Motors and Ford) while choosing securities that performed well (Colonial Bank, Phoenix Life Insurance, and specific commercial mortgage-backed securities).





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
12                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000(1)
                       INTERMEDIATE FIXED-INCOME FUND VS.
               UNMANAGED LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

------------------------------------------   -----------------------------------------    -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                              LEHMAN BROTHERS
               INTERMEDIATE  GOVERNEMENT/                  INTERMEDIATE  GOVERNEMENT/                   INTERMEDIATE   GOVERNMENT/
               FIXED-INCOME     CREDIT                     FIXED-INCOME     CREDIT                      FIXED-INCOME      CREDIT
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    -----------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       11,720.50     12,119.90      9/30/2002       15,349.00     16,021.20
1/31/1996       10,050.00     10,062.00      6/30/1999       11,644.30     12,082.40      10/31/2002      15,134.10     15,867.40
2/29/1996        9,846.99      9,848.69      7/31/1999       11,621.00     12,048.50      11/30/2002      15,060.00     15,876.90
3/31/1996        9,771.17      9,765.96      8/31/1999       11,616.40     12,038.90      12/31/2002      15,477.10     16,297.60
4/30/1996        9,702.77      9,698.57      9/30/1999       11,746.50     12,147.20      1/31/2003       15,452.30     16,297.60
5/31/1996        9,689.19      9,682.08      10/31/1999      11,747.70     12,178.80      2/28/2003       15,801.60     16,587.70
6/30/1996        9,810.30      9,811.82      11/30/1999      11,741.80     12,171.50      3/31/2003       15,725.70     16,566.20
7/31/1996        9,825.02      9,834.39      12/31/1999      11,640.80     12,097.30      4/30/2003       15,917.60     16,743.40
8/31/1996        9,789.65      9,810.79      1/31/2000       11,594.30     12,093.70      5/31/2003       16,409.40     17,218.90
9/30/1996        9,955.09      9,985.42      2/29/2000       11,663.80     12,244.80      6/30/2003       16,356.90     17,150.10
10/31/1996      10,167.10     10,218.10      3/31/2000       11,838.80     12,421.20      7/31/2003       15,593.00     16,431.50
11/30/1996      10,372.50     10,406.10      4/30/2000       11,763.00     12,360.30      8/31/2003       15,750.50     16,539.90
12/31/1996      10,255.30     10,290.60      5/31/2000       11,683.00     12,349.20      9/30/2003       16,232.50     17,064.20
1/31/1997       10,255.30     10,302.90      6/30/2000       11,952.90     12,601.10      10/31/2003      16,021.50     16,847.50
2/28/1997       10,274.80     10,324.60      7/31/2000       12,047.30     12,734.70      11/30/2003      16,066.30     16,893.00
3/31/1997       10,151.50     10,201.70      8/31/2000       12,229.20     12,914.20      12/31/2003      16,243.10     17,060.30
4/30/1997       10,296.70     10,350.70      9/30/2000       12,303.80     12,963.30      1/31/2004       16,408.80     17,215.50
5/31/1997       10,373.90     10,446.90      10/31/2000      12,358.00     13,045.00      2/29/2004       16,602.40     17,425.50
6/30/1997       10,501.50     10,572.30      11/30/2000      12,585.40     13,268.00      3/31/2004       16,731.90     17,585.80
7/31/1997       10,819.70     10,895.80      12/31/2000      12,827.00     13,529.40      4/30/2004       16,236.60     17,046.00
8/31/1997       10,695.20     10,773.80      1/31/2001       13,038.70     13,756.70      5/31/2004       16,132.70     16,959.00
9/30/1997       10,856.80     10,942.90      2/28/2001       13,242.10     13,898.40      6/30/2004       16,213.40     17,028.60
10/31/1997      11,006.60     11,118.00      3/31/2001       13,310.90     13,962.30      7/31/2004       16,442.00     17,209.10
11/30/1997      11,018.70     11,176.90      4/30/2001       13,163.20     13,857.60      8/31/2004       16,754.40     17,573.90
12/31/1997      11,139.90     11,294.30      5/31/2001       13,218.50     13,938.00      9/30/2004       16,754.40     17,635.40
1/31/1998       11,302.50     11,453.50      6/30/2001       13,292.50     14,004.90      10/31/2004      16,873.30     17,788.80
2/28/1998       11,257.30     11,430.60      7/31/2001       13,628.80     14,353.60      11/30/2004      16,694.50     17,591.40
3/31/1998       11,291.10     11,466.00      8/31/2001       13,821.00     14,537.30      12/31/2004      16,871.40     17,777.80
4/30/1998       11,320.40     11,523.40      9/30/2001       13,921.80     14,671.10      1/31/2005       17,003.00     17,900.50
5/31/1998       11,449.50     11,646.70      10/31/2001      14,228.10     15,043.70      2/28/2005       16,906.10     17,782.40
6/30/1998       11,557.10     11,765.50      11/30/2001      13,993.40     14,797.00      3/31/2005       16,848.60     17,657.90
7/31/1998       11,562.90     11,774.90      12/31/2001      13,854.80     14,680.10      4/30/2005       17,126.60     17,922.80
8/31/1998       11,767.60     12,004.50      1/31/2002       14,007.20     14,787.30      5/31/2005       17,342.40     18,146.80
9/30/1998       12,045.30     12,347.80      2/28/2002       14,189.30     14,913.00      6/30/2005       17,481.20     18,264.80
10/31/1998      11,945.30     12,260.20      3/31/2002       13,874.30     14,610.20      7/31/2005       17,250.40     18,058.40
11/30/1998      12,025.30     12,333.70      4/30/2002       14,197.60     14,893.70      8/31/2005       17,552.30     18,327.40
12/31/1998      12,073.40     12,363.30      5/31/2002       14,369.40     15,030.70      9/30/2005       17,355.70     18,087.30
1/31/1999       12,144.70     12,451.10      6/30/2002       14,602.20     15,158.50      10/31/2005      17,234.20     17,931.80
2/28/1999       11,824.00     12,154.80      7/31/2002       14,818.30     15,340.30      11/30/2005      17,304.90     18,023.20
3/31/1999       11,869.00     12,215.50      8/31/2002       15,088.00     15,684.00      12/31/2005      17,490.00     18,194.50
4/30/1999       11,876.10     12,246.10


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

------------------------------------------   -----------------------------------------    -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                              LEHMAN BROTHERS
               INTERMEDIATE  GOVERNEMENT/                  INTERMEDIATE  GOVERNEMENT/                   INTERMEDIATE   GOVERNMENT/
               FIXED-INCOME     CREDIT                     FIXED-INCOME     CREDIT                      FIXED-INCOME      CREDIT
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    -----------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       11,136.60     11,683.10      7/31/2003       13,137.50     13,954.70
8/31/1998       10,175.00     10,195.00      2/28/2001       11,307.00     11,803.40      8/31/2003       13,275.40     14,046.80
9/30/1998       10,410.00     10,486.60      3/31/2001       11,360.10     11,857.70      9/30/2003       13,675.00     14,492.10
10/31/1998      10,318.40     10,412.10      4/30/2001       11,229.50     11,768.80      10/31/2003      13,491.80     14,308.00
11/30/1998      10,383.40     10,474.60      5/31/2001       11,272.20     11,837.00      11/30/2003      13,513.40     14,346.60
12/31/1998      10,419.80     10,499.70      6/30/2001       11,329.70     11,893.90      12/31/2003      13,667.40     14,488.70
1/31/1999       10,477.10     10,574.30      7/31/2001       11,611.80     12,190.00      1/31/2004       13,790.40     14,620.50
2/28/1999       10,196.30     10,322.60      8/31/2001       11,770.80     12,346.00      2/29/2004       13,949.00     14,798.90
3/31/1999       10,231.00     10,374.20      9/30/2001       11,852.10     12,459.60      3/31/2004       14,063.40     14,935.00
4/30/1999       10,233.00     10,400.20      10/31/2001      12,106.90     12,776.10      4/30/2004       13,641.50     14,476.50
5/31/1999       10,094.90     10,293.00      11/30/2001      11,901.10     12,566.60      5/31/2004       13,537.80     14,402.70
6/30/1999       10,025.20     10,261.10      12/31/2001      11,778.50     12,467.30      6/30/2004       13,612.30     14,461.80
7/31/1999       10,001.20     10,232.40      1/31/2002       11,903.30     12,558.30      7/31/2004       13,797.40     14,615.00
8/31/1999        9,984.16     10,224.20      2/28/2002       12,053.30     12,665.10      8/31/2004       14,054.00     14,924.90
9/30/1999       10,101.00     10,316.20      3/31/2002       11,780.90     12,408.00      9/30/2004       14,048.40     14,977.10
10/31/1999      10,099.00     10,343.10      4/30/2002       12,049.50     12,648.70      10/31/2004      14,131.30     15,107.40
11/30/1999      10,088.80     10,336.80      5/31/2002       12,190.50     12,765.00      11/30/2004      13,987.20     14,939.70
12/31/1999       9,998.05     10,273.80      6/30/2002       12,373.40     12,873.50      12/31/2004      14,128.40     15,098.10
1/31/2000        9,953.06     10,270.70      7/31/2002       12,551.50     13,028.00      1/31/2005       14,234.40     15,202.30
2/29/2000       10,008.80     10,399.10      8/31/2002       12,785.00     13,319.80      2/28/2005       14,136.20     15,101.90
3/31/2000       10,154.90     10,548.80      9/30/2002       13,001.10     13,606.20      3/31/2005       14,082.50     14,996.20
4/30/2000       10,085.90     10,497.20      10/31/2002      12,813.80     13,475.60      4/30/2005       14,321.90     15,221.20
5/31/2000       10,013.20     10,487.70      11/30/2002      12,745.90     13,483.70      5/31/2005       14,485.10     15,411.40
6/30/2000       10,240.60     10,701.70      12/31/2002      13,092.60     13,841.00      6/30/2005       14,595.20     15,511.60
7/31/2000       10,317.40     10,815.10      1/31/2003       13,065.10     13,841.00      7/31/2005       14,398.20     15,336.30
8/31/2000       10,469.00     10,967.60      2/28/2003       13,353.90     14,087.40      8/31/2005       14,664.50     15,564.80
9/30/2000       10,528.70     11,009.30      3/31/2003       13,284.40     14,069.10      9/30/2005       14,500.30     15,360.90
10/31/2000      10,570.80     11,078.60      4/30/2003       13,441.20     14,219.60      10/31/2005      14,387.20     15,228.80
11/30/2000      10,751.60     11,268.10      5/31/2003       13,851.10     14,623.40      11/30/2005      14,459.10     15,306.50
12/31/2000      10,962.30     11,490.00      6/30/2003       13,799.90     14,565.00      12/31/2005      14,602.30     15,451.90


C CLASS SHARES
12-31-02 through 12-31-05

------------------------------------------   -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS
               INTERMEDIATE  GOVERNEMENT/                  INTERMEDIATE  GOVERNEMENT/
               FIXED-INCOME     CREDIT                     FIXED-INCOME     CREDIT
  DATE             FUND         INDEX        DATE              FUND         INDEX
------------------------------------------   -----------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       10,461.00     10,559.20
1/31/2003       9,978.00      10,000.00      8/31/2004       10,651.30     10,783.10
2/28/2003       10,194.50     10,178.00      9/30/2004       10,642.80     10,820.80
3/31/2003       10,137.40     10,164.80      10/31/2004      10,701.40     10,915.00
4/30/2003       10,252.00     10,273.50      11/30/2004      10,589.00     10,793.80
5/31/2003       10,560.60     10,565.30      12/31/2004      10,691.70     10,908.20
6/30/2003       10,518.30     10,523.00      1/31/2005       10,767.60     10,983.50
7/31/2003       10,009.20     10,082.10      2/28/2005       10,689.00     10,911.00
8/31/2003       10,110.30     10,148.70      3/31/2005       10,643.10     10,834.60
9/30/2003       10,411.60     10,470.40      4/30/2005       10,818.70     10,997.20
10/31/2003      10,269.00     10,337.40      5/31/2005       10,937.70     11,134.60
11/30/2003      10,282.30     10,365.30      6/30/2005       11,016.40     11,207.00
12/31/2003      10,387.20     10,467.90      7/31/2005       10,862.20     11,080.30
1/31/2004       10,488.00     10,563.20      8/31/2005       11,052.30     11,245.50
2/29/2004       10,604.40     10,692.10      9/30/2005       10,909.70     11,098.10
3/31/2004       10,679.70     10,790.40      10/31/2005      10,824.60     11,002.70
4/30/2004       10,355.00     10,459.20      11/30/2005      10,871.20     11,058.80
5/31/2004       10,281.50     10,405.80      12/31/2005      10,967.90     11,163.90
6/30/2004       10,324.70     10,448.50


A CLASS SHARES
9-30-03 through 12-31-05

------------------------------------------
                           LEHMAN BROTHERS
               INTERMEDIATE  GOVERNEMENT/
               FIXED-INCOME     CREDIT
  DATE             FUND         INDEX
------------------------------------------
9/30/2003        9,525.00     10,000.00
10/31/2003       9,399.27      9,873.00
11/30/2003       9,416.19      9,899.66
12/31/2003       9,517.88      9,997.66
1/31/2004        9,604.50     10,088.60
2/29/2004        9,715.91     10,211.70
3/31/2004        9,797.52     10,305.70
4/30/2004        9,505.56      9,989.29
5/31/2004        9,435.21      9,938.34
6/30/2004        9,489.00      9,979.09
7/31/2004        9,620.89     10,084.90
8/31/2004        9,801.77     10,298.70
9/30/2004        9,799.80     10,334.70
10/31/2004       9,859.58     10,424.60
11/30/2004       9,761.97     10,308.90
12/31/2004       9,863.50     10,418.20
1/31/2005        9,938.46     10,490.10
2/28/2005        9,871.87     10,420.80
3/31/2005        9,836.33     10,347.90
4/30/2005       10,004.50     10,503.10
5/31/2005       10,121.60     10,634.40
6/30/2005       10,200.50     10,703.50
7/31/2005       10,063.80     10,582.60
8/31/2005       10,238.00     10,740.20
9/30/2005       10,121.20     10,599.50
10/31/2005      10,048.40     10,508.40
11/30/2005      10,096.60     10,562.00
12/31/2005      10,194.50     10,662.30


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS               A CLASS
INCEPTION DATE                   6/15/92          7/14/98            12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV         NAV         CDSC(2)     NAV       POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          3.69%            3.36%       2.59%         1.57%    3.37%       -1.54%
Five Years                        6.40%            5.91%         n/a           n/a      n/a          n/a
Ten Years                         5.75%              n/a         n/a           n/a      n/a          n/a
Since Inception, Annualized         n/a            5.22%       3.07%           n/a    3.39%        1.18%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

AGENCIES .................................................................31.0%
CORPORATE ISSUES .........................................................27.2%
CMBS (Commercial-Mortgage Backed Securities) .............................24.4%
TREASURIES ...............................................................10.6%
OTHER .....................................................................6.3%
PASS-THRUS ................................................................0.4%
CMOS ......................................................................0.1%

--------------------------------------------------------------------------------
                        CREDIT QUALITY(5) AS OF 12/31/05
--------------------------------------------------------------------------------

U.S GOVERNMENT & AGENCIES ................................................41.6%
AAA ......................................................................15.2%
AA ........................................................................4.8%
A ........................................................................13.6%
BAA ......................................................................13.6%
BA ........................................................................6.8%
OTHER .....................................................................4.4%
AVERAGE CREDIT QUALITY .....................................................AA2

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
(4) Effective September 21, 1998, Cypress Asset Management manages the Intermediate Fixed-Income Fund (formerly managed by Smith Barney Capital Management from inception to April 30, 1998 and Accessor Capital Management from May 1, 1998 through September 20, 1998).
(5) Derived from Standard & Poor's data.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      13

--------------------------------------------------------------------------------
[Graphic]             SHORT-INTERMEDIATE FIXED-INCOME FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The yield curve, which was positively sloped at the year's inception, became flat as short term interest rates rose more than long term interest rates. In some sectors of the curve, yields were actually inverted. For example, the 6-month Treasury Bill yielded 4 basis points more than the 5-year Treasury Note at the end of 2005. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Federal Reserve Board interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments and actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Accessor Short-Intermediate Fixed-Income Fund beat its benchmark, the Lehman Brothers Government/Credit 1-5 Year Index, in 2005. The Fund's total return for the year was 2.38% while the return of the benchmark for the same period was 1.44%. At the beginning of the year, the Fund's subadvisor, Cypress Asset Management (Cypress), structured the portfolio with three essential biases: the yield curve would flatten, interest rates would rise, and corporate bonds would underperform commercial mortgage-backed securities. All of these expectations proved out during the year, leading to solid performance for the Fund. Additionally, Cypress was able to avoid the sectors and securities that were maligned (I.E., General Motors and Ford) while choosing securities that performed well (Colonial Bank, MBIA Global, and specific commercial mortgage-backed securities).





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
14                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000(1)
                    SHORT-INTERMEDIATE FIXED-INCOME FUND VS.
         UNMANAGED LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

------------------------------------------   -----------------------------------------    ------------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                               LEHMAN BROTHERS
                  SHORT-      GOVERNMENT/                     SHORT-      GOVERNMENT/                      SHORT-       GOVERNMENT/
               INTERMEDIATE   CORPORATE                    INTERMEDIATE   CORPORATE                     INTERMEDIATE    COPORATE
               FIXED-INCOME   1 - 5 YEAR                   FIXED-INCOME   1 - 5 YEAR                    FIXED-INCOME    1 - 5 YEAR
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    ------------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       11,759.30     12,111.00      9/30/2002       14,409.60     15,605.80
1/31/1996       10,081.00     10,092.00      6/30/1999       11,764.00     12,145.00      10/31/2002      14,415.40     15,602.60
2/29/1996       10,012.50     10,023.40      7/31/1999       11,769.90     12,157.10      11/30/2002      14,386.50     15,582.30
3/31/1996        9,970.40      9,992.30      8/31/1999       11,801.70     12,183.80      12/31/2002      14,600.90     15,828.50
4/30/1996        9,952.45      9,984.31      9/30/1999       11,903.20     12,281.30      1/31/2003       14,593.60     15,838.00
5/31/1996        9,953.45      9,991.30      10/31/1999      11,907.90     12,314.50      2/28/2003       14,722.00     15,983.80
6/30/1996       10,035.10     10,079.20      11/30/1999      11,938.90     12,335.40      3/31/2003       14,726.40     16,012.50
7/31/1996       10,060.20     10,115.50      12/31/1999      11,922.20     12,325.50      4/30/2003       14,785.30     16,089.40
8/31/1996       10,077.20     10,140.80      1/31/2000       11,879.20     12,300.90      5/31/2003       14,956.80     16,272.80
9/30/1996       10,186.10     10,253.40      2/29/2000       11,854.30     12,394.40      6/30/2003       14,977.80     16,290.70
10/31/1996      10,314.40     10,396.90      3/31/2000       11,939.70     12,486.10      7/31/2003       14,648.30     16,062.60
11/30/1996      10,405.20     10,496.70      4/30/2000       11,985.00     12,488.60      8/31/2003       14,686.30     16,070.70
12/31/1996      10,364.60     10,469.40      5/31/2000       12,004.20     12,526.10      9/30/2003       14,930.20     16,340.70
1/31/1997       10,417.50     10,517.60      6/30/2000       12,181.90     12,698.90      10/31/2003      14,834.60     16,234.50
2/28/1997       10,423.70     10,538.60      7/31/2000       12,251.30     12,789.10      11/30/2003      14,836.10     16,236.10
3/31/1997       10,383.10     10,504.90      8/31/2000       12,365.20     12,910.60      12/31/2003      14,919.20     16,359.50
4/30/1997       10,478.60     10,606.80      9/30/2000       12,500.00     13,030.70      1/31/2004       14,968.40     16,424.90
5/31/1997       10,539.40     10,684.20      10/31/2000      12,542.50     13,086.70      2/29/2004       15,064.20     16,553.00
6/30/1997       10,619.50     10,768.60      11/30/2000      12,669.20     13,229.30      3/31/2004       15,144.00     16,644.10
7/31/1997       10,760.70     10,928.00      12/31/2000      12,820.00     13,425.10      4/30/2004       14,936.60     16,374.40
8/31/1997       10,727.40     10,912.70      1/31/2001       13,020.00     13,629.20      5/31/2004       14,876.80     16,333.50
9/30/1997       10,830.30     11,014.20      2/28/2001       13,167.10     13,740.90      6/30/2004       14,903.60     16,354.70
10/31/1997      10,932.10     11,113.30      3/31/2001       13,230.30     13,853.60      7/31/2004       14,990.00     16,447.90
11/30/1997      10,934.30     11,134.40      4/30/2001       13,172.10     13,869.50      8/31/2004       15,157.90     16,637.10
12/31/1997      11,019.60     11,215.70      5/31/2001       13,244.50     13,951.40      9/30/2004       15,189.80     16,637.10
1/31/1998       11,137.50     11,345.80      6/30/2001       13,302.80     14,004.40      10/31/2004      15,271.80     16,715.30
2/28/1998       11,123.00     11,345.80      7/31/2001       13,515.60     14,231.30      11/30/2004      15,186.20     16,598.30
3/31/1998       11,154.20     11,385.50      8/31/2001       13,641.30     14,346.50      12/31/2004      15,239.40     16,663.00
4/30/1998       11,201.00     11,441.30      9/30/2001       13,855.50     14,581.80      1/31/2005       15,254.60     16,658.00
5/31/1998       11,269.40     11,511.10      10/31/2001      13,944.20     14,761.20      2/28/2005       15,225.70     16,594.70
6/30/1998       11,317.80     11,575.60      11/30/2001      13,721.10     14,671.10      3/31/2005       15,199.80     16,554.90
7/31/1998       11,368.80     11,624.20      12/31/2001      13,688.10     14,638.90      4/30/2005       15,318.30     16,687.30
8/31/1998       11,518.80     11,786.90      1/31/2002       13,731.90     14,693.00      5/31/2005       15,416.40     16,784.10
9/30/1998       11,708.90     12,007.30      2/28/2002       13,788.20     14,782.70      6/30/2005       15,471.90     16,831.10
10/31/1998      11,731.10     12,041.00      3/31/2002       13,649.00     14,633.30      7/31/2005       15,433.20     16,743.60
11/30/1998      11,724.10     12,031.30      4/30/2002       13,844.20     14,839.70      8/31/2005       15,565.90     16,889.30
12/31/1998      11,776.80     12,072.20      5/31/2002       13,956.30     14,956.90      9/30/2005       15,511.40     16,804.80
1/31/1999       11,834.60     12,132.60      6/30/2002       14,093.10     15,085.50      10/31/2005      15,499.00     16,764.50
2/28/1999       11,726.90     12,029.50      7/31/2002       14,236.80     15,266.60      11/30/2005      15,548.60     16,826.50
3/31/1999       11,799.60     12,119.70      8/31/2002       14,337.90     15,404.00      12/31/2005      15,601.50     16,902.20
4/30/1999       11,825.50     12,159.70


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

------------------------------------------   -----------------------------------------    ------------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                               LEHMAN BROTHERS
                  SHORT-      GOVERNMENT/                     SHORT-      GOVERNMENT/                      SHORT-       GOVERNMENT/
               INTERMEDIATE   CORPORATE                    INTERMEDIATE   CORPORATE                     INTERMEDIATE    COPORATE
               FIXED-INCOME   1 - 5 YEAR                   FIXED-INCOME   1 - 5 YEAR                    FIXED-INCOME    1 - 5 YEAR
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    ------------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       11,300.80     11,724.80      7/31/2003       12,569.10     13,818.30
8/31/1998       10,130.00     10,140.00      2/28/2001       11,434.20     11,821.00      8/31/2003       12,598.00     13,825.20
9/30/1998       10,293.10     10,329.60      3/31/2001       11,484.50     11,917.90      9/30/2003       12,803.40     14,057.50
10/31/1998      10,306.50     10,358.50      4/30/2001       11,429.30     11,931.60      10/31/2003      12,717.60     13,966.10
11/30/1998      10,296.20     10,350.20      5/31/2001       11,478.50     12,002.00      11/30/2003      12,715.10     13,967.50
12/31/1998      10,338.40     10,385.40      6/30/2001       11,532.40     12,047.60      12/31/2003      12,781.20     14,073.60
1/31/1999       10,376.60     10,437.40      7/31/2001       11,712.30     12,242.80      1/31/2004       12,819.50     14,129.90
2/28/1999       10,286.40     10,348.70      8/31/2001       11,815.40     12,342.00      2/29/2004       12,896.40     14,240.20
3/31/1999       10,345.00     10,426.30      9/30/2001       11,997.40     12,544.40      3/31/2004       12,959.60     14,318.50
4/30/1999       10,363.60     10,460.70      10/31/2001      12,069.30     12,698.70      4/30/2004       12,776.90     14,086.50
5/31/1999       10,301.40     10,418.80      11/30/2001      11,870.20     12,621.20      5/31/2004       12,722.00     14,051.30
6/30/1999       10,300.40     10,448.00      12/31/2001      11,827.50     12,593.50      6/30/2004       12,739.80     14,069.60
7/31/1999       10,301.40     10,458.50      1/31/2002       11,870.10     12,640.00      7/31/2004       12,798.40     14,149.80
8/31/1999       10,325.10     10,481.50      2/28/2002       11,914.00     12,717.20      8/31/2004       12,948.10     14,312.50
9/30/1999       10,408.80     10,565.30      3/31/2002       11,788.90     12,588.70      9/30/2004       12,959.80     14,312.50
10/31/1999      10,409.80     10,593.80      4/30/2002       11,952.70     12,766.20      10/31/2004      13,024.60     14,379.80
11/30/1999      10,431.70     10,611.80      5/31/2002       12,044.80     12,867.10      11/30/2004      12,947.70     14,279.10
12/31/1999      10,410.80     10,603.40      6/30/2002       12,158.00     12,977.70      12/31/2004      12,998.20     14,334.80
1/31/2000       10,369.20     10,582.20      7/31/2002       12,275.90     13,133.50      1/31/2005       12,995.60     14,330.50
2/29/2000       10,345.30     10,662.60      8/31/2002       12,357.00     13,251.70      2/28/2005       12,967.00     14,276.00
3/31/2000       10,415.70     10,741.50      9/30/2002       12,415.00     13,425.20      3/31/2005       12,951.50     14,241.80
4/30/2000       10,451.10     10,743.60      10/31/2002      12,413.80     13,422.60      4/30/2005       13,038.20     14,355.70
5/31/2000       10,463.60     10,775.90      11/30/2002      12,384.00     13,405.10      5/31/2005       13,116.50     14,439.00
6/30/2000       10,613.20     10,924.60      12/31/2002      12,562.30     13,616.90      6/30/2005       13,158.40     14,479.40
7/31/2000       10,669.50     11,002.10      1/31/2003       12,553.50     13,625.10      7/31/2005       13,121.60     14,404.10
8/31/2000       10,764.40     11,106.70      2/28/2003       12,659.00     13,750.40      8/31/2005       13,231.80     14,529.40
9/30/2000       10,877.50     11,209.90      3/31/2003       12,657.70     13,775.20      9/30/2005       13,192.10     14,456.80
10/31/2000      10,910.10     11,258.20      4/30/2003       12,702.00     13,841.30      10/31/2005      13,167.10     14,422.10
11/30/2000      11,006.10     11,380.90      5/31/2003       12,844.30     13,999.10      11/30/2005      13,207.90     14,475.40
12/31/2000      11,141.50     11,549.30      6/30/2003       12,857.10     14,014.50      12/31/2005      13,262.00     14,540.60


C CLASS SHARES
12-31-02 through 12-31-05

------------------------------------------   -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS
                  SHORT-      GOVERNMENT/                     SHORT-      GOVERNMENT/
               INTERMEDIATE   CORPORATE                    INTERMEDIATE   CORPORATE
               FIXED-INCOME   1 - 5 YEAR                   FIXED-INCOME   1 - 5 YEAR
  DATE             FUND         INDEX        DATE              FUND         INDEX
------------------------------------------   -----------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       10,113.90     10,391.30
1/31/2003        9,991.00     10,006.00      8/31/2004       10,220.10     10,510.80
2/28/2003       10,070.90     10,098.10      9/30/2004       10,233.30     10,510.80
3/31/2003       10,066.90     10,116.20      10/31/2004      10,280.40     10,560.20
4/30/2003       10,098.10     10,164.80      11/30/2004      10,215.70     10,486.30
5/31/2003       10,207.20     10,280.70      12/31/2004      10,242.20     10,527.20
6/30/2003       10,214.30     10,292.00      1/31/2005       10,245.30     10,524.00
7/31/2003        9,980.40     10,147.90      2/28/2005       10,210.50     10,484.00
8/31/2003        9,998.37     10,153.00      3/31/2005       10,193.10     10,458.90
9/30/2003       10,156.30     10,323.50      4/30/2005       10,264.50     10,542.50
10/31/2003      10,084.20     10,256.40      5/31/2005       10,312.70     10,603.70
11/30/2003      10,070.10     10,257.50      6/30/2005       10,340.50     10,633.40
12/31/2003      10,118.50     10,335.40      7/31/2005       10,306.40     10,578.10
1/31/2004       10,146.80     10,376.80      8/31/2005       10,385.80     10,670.10
2/29/2004       10,203.60     10,457.70      9/30/2005       10,349.40     10,616.80
3/31/2004       10,249.50     10,515.20      10/31/2005      10,323.50     10,591.30
4/30/2004       10,100.90     10,344.90      11/30/2005      10,348.30     10,630.50
5/31/2004       10,061.50     10,319.00      12/31/2005      10,382.50     10,678.30
6/30/2004       10,071.60     10,332.40

A CLASS SHARES
9-30-03 through 12-31-05

------------------------------------------
                           LEHMAN BROTHERS
                  SHORT-      GOVERNMENT/
               INTERMEDIATE   CORPORATE
               FIXED-INCOME   1 - 5 YEAR
  DATE             FUND         INDEX
------------------------------------------
9/30/2003       9,525.00      10,000.00
10/31/2003      9,462.14       9,935.00
11/30/2003      9,453.62       9,935.99
12/31/2003      9,504.67      10,011.50
1/31/2004       9,534.13      10,051.50
2/29/2004       9,592.29      10,130.00
3/31/2004       9,641.21      10,185.70
4/30/2004       9,507.20      10,020.70
5/31/2004       9,467.27       9,995.61
6/30/2004       9,482.42      10,008.60
7/31/2004       9,527.93      10,065.70
8/31/2004       9,641.31      10,181.40
9/30/2004       9,645.17      10,181.40
10/31/2004      9,695.33      10,229.30
11/30/2004      9,647.82      10,157.70
12/31/2004      9,679.66      10,197.30
1/31/2005       9,687.40      10,194.20
2/28/2005       9,659.31      10,155.50
3/31/2005       9,648.68      10,131.10
4/30/2005       9,722.01      10,212.20
5/31/2005       9,773.54      10,271.40
6/30/2005       9,814.59      10,300.10
7/31/2005       9,788.09      10,246.60
8/31/2005       9,861.50      10,335.70
9/30/2005       9,832.90      10,284.00
10/31/2005      9,814.22      10,259.40
11/30/2005      9,843.66      10,297.30
12/31/2005      9,883.03      10,343.70


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS               A CLASS
INCEPTION DATE                   5/18/92          7/14/98            12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV         NAV         CDSC(2)    NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          2.38%            2.02%       1.39%        0.37%     2.13%       -2.72%
Five Years                        4.00%            3.54%         n/a          n/a       n/a          n/a
Ten Years                         4.55%              n/a         n/a          n/a       n/a          n/a
Since Inception, Annualized         n/a            3.88%       1.23%          n/a     1.82%       -0.36%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

AGENCIES ..................................................................33.8%
CORPORATE ISSUES ..........................................................22.4%
TREASURIES ................................................................18.7%
CMBS (Commercial-Mortgage Backed Securities) ..............................15.6%
OTHER ......................................................................7.9%
CMOS .......................................................................0.7%
PASS-THRUS .................................................................0.5%
ASSET BACKED SECURITIES ....................................................0.4%

--------------------------------------------------------------------------------
                        CREDIT QUALITY(5) AS OF 12/31/05
--------------------------------------------------------------------------------

U.S GOVERNMENT & AGENCIES .................................................51.4%
AAA .......................................................................12.5%
AA .........................................................................7.2%
A .........................................................................13.0%
BAA ........................................................................9.0%
BA .........................................................................2.4%
OTHER ......................................................................4.6%
AVERAGE CREDIT QUALITY ......................................................AA1

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
(4) Effective September 21, 1998, Cypress Asset Management manages the Short-Intermediate Fixed-Income Fund (formerly managed by Bankers Trust Company from inception to April 30, 1998 and Accessor Capital Management from May 1, 1998 through September 20, 1998).
(5) Derived from Standard & Poor's data.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      15

--------------------------------------------------------------------------------
[Graphic]                   MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The return of mortgage securities lagged Treasuries by 37 basis points in 2005. The main drivers of this underperformance included interest rate risk hedging costs (convexity losses), and the flattening of the yield curve which reduced the spread investors could capture over funding levels through owning forward settling mortgages. The latter led to reduced demand for the sector at a time when net fixed rate mortgage issuance was increasing and led to wider spreads. The fixed rate market faces multiple challenges going forward. We do not expect domestic banks to add meaningfully to their positions while the yield curve remains flat and government sponsored enterprises (GSEs) are unlikely to grow balance sheets significantly with regulatory legislations still pending. The absence of these two sources of demand may weigh on mortgage-backed securities spreads as fixed rate production is likely to at least match 2005 levels.

o     REVIEW OF FUND PERFORMANCE

The total return for the Accessor Mortgage Securities Fund for the year was 1.96% while the return of its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, for the same period was 2.62%. BlackRock Financial Management (BlackRock), the subadvisor of the Fund, maintained a shorter duration for the Fund than that of its benchmark throughout 2005. This positioning benefited the Fund's performance relative to the benchmark. While 10-year bond yields rose just 0.15% and 30-year bond yields actually fell 0.28% in 2005, the Federal
Reserve Board tightening impacted the short end of the yield curve more severely--as two- and five-year yields rose 1.26% and 0.70%, respectively, for the year.

The Fund also benefited from an underweighting in 30-year mortgage-backed securities while maintaining a neutral to overweight allocation in 15-year mortgage-backed securities, in each case, relative to the benchmark. The 15-year mortgage-backed securities outperformed their 30-year counterparts across various coupons and had superior convexity. Notes with 15-year maturities also benefited from negative net issuance of over $50 billion in 2005--in contrast to new issuance in 2005 of greater than $100 billion of 30-year mortgages.

Ultimately, however, the Fund's underperformance in 2005 is attributable to an underweighting of Government National Mortgage Association (GNMA) bonds across all coupons. These issues traded rich relative to their fundamentals all year, and they remained expensive based on a combination of the bids from overseas investors combined with severe negative net issuance. BlackRock anticipated that these investors would become more sophisticated and migrate toward conventional mortgage-backed securities; but it appears that they have yet to do so, preferring the "full faith" credit standing of GNMA bonds.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
16                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance. shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
                          MORTGAGE SECURITIES FUND VS.
           UNMANAGED LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

------------------------------------------   -----------------------------------------    -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                              LEHMAN BROTHERS
                             MORTGAGE-                                   MORTGAGE-                                     MORTGAGE-
                 MORTGAGE      BACKED                        MORTGAGE      BACKED                          MORTGAGE      BACKED
                SECURITIES   SECURITIES                     SECURITIES   SECURITIES                       SECURITIES   SECURITIES
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    -----------------------------------------
12/31/1995      10,000.00     10,000.00      5/31/1999       12,293.40     12,446.50      9/30/2002       15,779.70     16,220.40
1/31/1996       10,055.00     10,075.00      6/30/1999       12,249.20     12,403.00      10/31/2002      15,825.40     16,282.00
2/29/1996       9,959.48      9,991.38       7/31/1999       12,168.30     12,318.60      11/30/2002      15,828.60     16,270.60
3/31/1996       9,914.66      9,955.41       8/31/1999       12,180.50     12,318.60      12/31/2002      15,979.00     16,439.80
4/30/1996       9,885.91      9,927.53       9/30/1999       12,386.30     12,518.20      1/31/2003       16,020.50     16,479.30
5/31/1996       9,863.17      9,898.74       10/31/1999      12,433.40     12,590.80      2/28/2003       16,110.20     16,589.70
6/30/1996       9,983.50      10,035.30      11/30/1999      12,438.40     12,597.10      3/31/2003       16,119.90     16,591.40
7/31/1996       10,012.50     10,072.50      12/31/1999      12,381.20     12,566.80      4/30/2003       16,171.50     16,661.10
8/31/1996       10,006.50     10,072.50      1/31/2000       12,297.00     12,457.50      5/31/2003       16,182.80     16,674.40
9/30/1996       10,178.60     10,240.70      2/29/2000       12,432.20     12,602.00      6/30/2003       16,211.90     16,701.10
10/31/1996      10,366.90     10,441.40      3/31/2000       12,564.00     12,739.40      7/31/2003       15,847.10     16,388.80
11/30/1996      10,553.50     10,590.70      4/30/2000       12,574.10     12,748.30      8/31/2003       16,000.90     16,505.10
12/31/1996      10,497.50     10,535.70      5/31/2000       12,566.50     12,754.70      9/30/2003       16,244.10     16,785.70
1/31/1997       10,556.30     10,613.60      6/30/2000       12,836.70     13,027.60      10/31/2003      16,180.70     16,726.90
2/28/1997       10,595.40     10,648.60      7/31/2000       12,918.90     13,111.00      11/30/2003      16,200.10     16,762.10
3/31/1997       10,473.50     10,548.50      8/31/2000       13,102.30     13,310.30      12/31/2003      16,352.40     16,941.40
4/30/1997       10,664.20     10,716.30      9/30/2000       13,246.40     13,448.70      1/31/2004       16,481.60     17,048.20
5/31/1997       10,778.20     10,821.30      10/31/2000      13,325.90     13,545.50      2/29/2004       16,583.80     17,191.40
6/30/1997       10,900.00     10,947.90      11/30/2000      13,535.10     13,748.70      3/31/2004       16,645.20     17,267.00
7/31/1997       11,087.50     11,153.70      12/31/2000      13,754.40     13,970.10      4/30/2004       16,353.90     16,959.70
8/31/1997       11,065.30     11,126.90      1/31/2001       13,953.80     14,188.00      5/31/2004       16,293.30     16,922.30
9/30/1997       11,215.80     11,268.20      2/28/2001       14,043.20     14,268.90      6/30/2004       16,412.30     17,071.20
10/31/1997      11,352.70     11,393.30      3/31/2001       14,123.20     14,351.70      7/31/2004       16,556.70     17,224.90
11/30/1997      11,377.70     11,430.90      4/30/2001       14,123.20     14,371.80      8/31/2004       16,793.50     17,490.20
12/31/1997      11,498.20     11,535.00      5/31/2001       14,198.00     14,466.60      9/30/2004       16,808.60     17,516.40
1/31/1998       11,640.80     11,649.10      6/30/2001       14,227.90     14,497.00      10/31/2004      16,933.00     17,658.30
2/28/1998       11,630.30     11,673.60      7/31/2001       14,485.40     14,755.00      11/30/2004      16,880.50     17,614.10
3/31/1998       11,672.20     11,722.60      8/31/2001       14,618.70     14,884.90      12/31/2004      16,983.50     17,737.40
4/30/1998       11,743.40     11,789.50      9/30/2001       14,832.10     15,108.10      1/31/2005       17,059.90     17,831.40
5/31/1998       11,824.50     11,867.30      10/31/2001      15,035.30     15,316.60      2/28/2005       16,996.80     17,749.40
6/30/1998       11,877.70     11,924.20      11/30/2001      14,897.00     15,175.70      3/31/2005       16,952.60     17,715.70
7/31/1998       11,933.50     11,985.00      12/31/2001      14,810.60     15,118.00      4/30/2005       17,111.90     17,912.30
8/31/1998       12,034.90     12,094.10      1/31/2002       14,967.50     15,258.70      5/31/2005       17,211.20     18,053.80
9/30/1998       12,101.10     12,240.40      2/28/2002       15,135.20     15,432.60      6/30/2005       17,255.90     18,118.80
10/31/1998      12,091.40     12,224.50      3/31/2002       14,938.40     15,269.00      7/31/2005       17,183.40     18,028.20
11/30/1998      12,178.50     12,285.70      4/30/2002       15,228.20     15,557.60      8/31/2005       17,315.80     18,188.70
12/31/1998      12,237.00     12,338.50      5/31/2002       15,325.70     15,671.20      9/30/2005       17,230.90     18,092.30
1/31/1999       12,311.60     12,426.10      6/30/2002       15,417.70     15,799.70      10/31/2005      17,108.60     17,965.70
2/28/1999       12,261.10     12,376.40      7/31/2002       15,544.10     15,979.80      11/30/2005      17,168.40     18,024.90
3/31/1999       12,366.60     12,459.30      8/31/2002       15,680.90     16,106.00      12/31/2005      17,316.10     18,201.60
4/30/1999       12,388.80     12,516.60

INVESTOR CLASS SHARES
7-31-98 through 12-31-05

------------------------------------------   -----------------------------------------    -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS                              LEHMAN BROTHERS
                             MORTGAGE-                                   MORTGAGE-                                     MORTGAGE-
                 MORTGAGE      BACKED                        MORTGAGE      BACKED                          MORTGAGE      BACKED
                SECURITIES   SECURITIES                     SECURITIES   SECURITIES                       SECURITIES   SECURITIES
  DATE             FUND         INDEX        DATE              FUND         INDEX           DATE             FUND         INDEX
------------------------------------------   -----------------------------------------    -----------------------------------------
7/31/1998       10,000.00     10,000.00      1/31/2001       11,554.20     11,838.10      7/31/2003       12,979.00     13,674.30
8/31/1998       10,082.00     10,091.00      2/28/2001       11,623.50     11,905.60      8/31/2003       13,101.00     13,771.40
9/30/1998       10,133.40     10,213.10      3/31/2001       11,683.90     11,974.60      9/30/2003       13,296.20     14,005.50
10/31/1998      10,121.30     10,199.80      4/30/2001       11,679.20     11,991.40      10/31/2003      13,229.70     13,956.50
11/30/1998      10,190.10     10,250.80      5/31/2001       11,736.50     12,070.50      11/30/2003      13,252.20     13,985.80
12/31/1998      10,234.90     10,294.90      6/30/2001       11,756.40     12,095.90      12/31/2003      13,371.40     14,135.50
1/31/1999       10,293.30     10,368.00      7/31/2001       11,964.50     12,311.20      1/31/2004       13,471.70     14,224.50
2/28/1999       10,248.00     10,326.50      8/31/2001       12,069.80     12,419.50      2/29/2004       13,551.20     14,344.00
3/31/1999       10,332.00     10,395.70      9/30/2001       12,231.50     12,605.80      3/31/2004       13,597.30     14,407.10
4/30/1999       10,346.50     10,443.50      10/31/2001      12,394.20     12,779.80      4/30/2004       13,344.40     14,150.70
5/31/1999       10,263.70     10,385.00      11/30/2001      12,283.90     12,662.20      5/31/2004       13,301.70     14,119.50
6/30/1999       10,221.60     10,348.70      12/31/2001      12,207.80     12,614.10      6/30/2004       13,393.50     14,243.80
7/31/1999       10,149.00     10,278.30      1/31/2002       12,332.30     12,731.40      7/31/2004       13,506.00     14,372.00
8/31/1999       10,155.10     10,278.30      2/28/2002       12,465.50     12,876.50      8/31/2004       13,695.00     14,593.30
9/30/1999       10,321.70     10,444.80      3/31/2002       12,298.40     12,740.10      9/30/2004       13,701.90     14,615.20
10/31/1999      10,356.80     10,505.40      4/30/2002       12,532.10     12,980.80      10/31/2004      13,797.80     14,733.60
11/30/1999      10,356.80     10,510.70      5/31/2002       12,607.30     13,075.60      11/30/2004      13,750.90     14,696.80
12/31/1999      10,304.00     10,485.50      6/30/2002       12,677.90     13,182.80      12/31/2004      13,829.30     14,799.60
1/31/2000       10,229.80     10,394.20      7/31/2002       12,776.80     13,333.10      1/31/2005       13,886.00     14,878.10
2/29/2000       10,338.20     10,514.80      8/31/2002       12,882.80     13,438.40      2/28/2005       13,819.30     14,809.60
3/31/2000       10,443.60     10,629.40      9/30/2002       12,958.80     13,533.90      3/31/2005       13,777.90     14,781.50
4/30/2000       10,439.50     10,636.80      10/31/2002      12,995.10     13,585.30      4/30/2005       13,901.90     14,945.60
5/31/2000       10,435.30     10,642.20      11/30/2002      12,993.80     13,575.80      5/31/2005       13,976.90     15,063.60
6/30/2000       10,658.60     10,869.90      12/31/2002      13,132.80     13,717.00      6/30/2005       14,007.70     15,117.90
7/31/2000       10,722.60     10,939.50      1/31/2003       13,155.20     13,749.90      7/31/2005       13,941.80     15,042.30
8/31/2000       10,871.60     11,105.80      2/28/2003       13,221.00     13,842.00      8/31/2005       14,060.30     15,176.20
9/30/2000       10,986.80     11,221.20      3/31/2003       13,214.30     13,843.40      9/30/2005       13,991.50     15,095.70
10/31/2000      11,048.40     11,302.00      4/30/2003       13,260.60     13,901.50      10/31/2005      13,892.10     14,990.10
11/30/2000      11,208.60     11,471.60      5/31/2003       13,264.60     13,912.70      11/30/2005      13,940.70     15,039.50
12/31/2000      11,394.60     11,656.30      6/30/2003       13,283.10     13,934.90      12/31/2005      14,048.10     15,186.90

C CLASS SHARES
12-31-02 through 12-31-05


------------------------------------------   -----------------------------------------
                           LEHMAN BROTHERS                             LEHMAN BROTHERS
                             MORTGAGE-                                   MORTGAGE-
                 MORTGAGE      BACKED                        MORTGAGE      BACKED
                SECURITIES   SECURITIES                     SECURITIES   SECURITIES
  DATE             FUND         INDEX        DATE              FUND         INDEX
------------------------------------------   -----------------------------------------
12/31/2002      10,000.00     10,000.00      7/31/2004       10,198.40     10,477.50
1/31/2003       10,015.00     10,024.00      8/31/2004       10,336.00     10,638.90
2/28/2003       10,064.10     10,091.20      9/30/2004       10,337.10     10,654.80
3/31/2003       10,055.00     10,092.20      10/31/2004      10,405.30     10,741.20
4/30/2003       10,087.20     10,134.60      11/30/2004      10,365.80     10,714.30
5/31/2003       10,085.20     10,142.70      12/31/2004      10,419.70     10,789.30
6/30/2003       10,090.20     10,158.90      1/31/2005       10,452.00     10,846.50
7/31/2003        9,863.19      9,968.92      2/28/2005       10,406.00     10,796.60
8/31/2003        9,944.07     10,039.70      3/31/2005       10,370.60     10,776.10
9/30/2003       10,095.20     10,210.40      4/30/2005       10,459.80     10,895.70
10/31/2003      10,040.70     10,174.60      5/31/2005       10,512.10     10,981.80
11/30/2003      10,045.70     10,196.00      6/30/2005       10,531.00     11,021.30
12/31/2003      10,131.10     10,305.10      7/31/2005       10,478.40     10,966.20
1/31/2004       10,199.00     10,370.00      8/31/2005       10,549.60     11,063.80
2/29/2004       10,255.10     10,457.10      9/30/2005       10,488.40     11,005.20
3/31/2004       10,285.80     10,503.20      10/31/2005      10,414.00     10,928.10
4/30/2004       10,090.40     10,316.20      11/30/2005      10,433.70     10,964.20
5/31/2004       10,054.10     10,293.50      12/31/2005      10,514.10     11,071.60
6/30/2004       10,118.40     10,384.10

A CLASS SHARES
9-30-03 through 12-31-05

------------------------------------------
                           LEHMAN BROTHERS
                             MORTGAGE-
                 MORTGAGE      BACKED
                SECURITIES   SECURITIES
  DATE             FUND         INDEX
------------------------------------------
9/30/2003        9,525.00     10,000.00
10/31/2003       9,478.33      9,965.00
11/30/2003       9,495.39      9,985.93
12/31/2003       9,575.15     10,092.80
1/31/2004        9,648.88     10,156.40
2/29/2004        9,699.05     10,241.70
3/31/2004        9,741.73     10,286.70
4/30/2004        9,562.48     10,103.60
5/31/2004        9,532.84     10,081.40
6/30/2004        9,600.52     10,170.10
7/31/2004        9,683.08     10,261.70
8/31/2004        9,820.58     10,419.70
9/30/2004        9,827.46     10,435.30
10/31/2004       9,898.22     10,519.80
11/30/2004       9,865.55     10,493.50
12/31/2004       9,923.76     10,567.00
1/31/2005        9,966.43     10,623.00
2/28/2005        9,928.56     10,574.10
3/31/2005        9,900.76     10,554.00
4/30/2005        9,991.85     10,671.20
5/31/2005       10,039.80     10,755.50
6/30/2005       10,063.90     10,794.20
7/31/2005       10,027.70     10,740.20
8/31/2005       10,101.90     10,835.80
9/30/2005       10,050.40     10,778.40
10/31/2005       9,976.99     10,703.00
11/30/2005      10,009.90     10,738.30
12/31/2005      10,094.00     10,843.50


--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS          C CLASS              A CLASS
INCEPTION DATE                   5/18/92          7/8/98             12/30/02              9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV         NAV         CDSC(2)    NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                         1.96%             1.59%       0.90%        -0.11%    1.72%       -3.11%
Five Years                       4.72%             4.27%         n/a           n/a      n/a          n/a
Ten Years                        5.65%               n/a         n/a           n/a      n/a          n/a
Since Inception, Annualized        n/a             4.67%       1.65%           n/a    2.67%        0.48%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

MORTGAGE BACKED-AGENCIES ..................................................85.5%
CMOS .......................................................................5.4%
MORTGAGE BACKED SECURITIES-PRIVATE .........................................0.5%
ASSET BACKED SECURITIES ....................................................0.2%
OTHER ......................................................................8.4%

--------------------------------------------------------------------------------
                         CREDIT QUALITY(4) AS OF 12/31/05
--------------------------------------------------------------------------------

U.S GOVERNMENT & AGENCY ...................................................97.9%
AAA ........................................................................2.1%
AVERAGE CREDIT QUALITY .............................................GOVT. EQUIV.

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
(4) Derived from Standard & Poor's data.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL
NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      17

--------------------------------------------------------------------------------
[Graphic]                  U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk.

o     REVIEW OF FUND PERFORMANCE

The U.S. Government Money Fund generated solid performance in 2005. The Fund's total return for the year was 2.75%, while the total return of the Citigroup U.S. Domestic 3-month T-Bill Index, for the same period was 3.00%. This result reflected the Federal Reserve Open Markets Committee's eight 25-basis point increases to the federal funds rate during the year, as well as the generally favorable environment for cash-equivalent investments. As a result of these factors, the Fund outperformed all Accessor bond funds except the Intermediate Fixed-Income Fund in 2005.

Accessor Capital continued to structure the maturities of the portfolio in a "laddered" fashion in 2005, meaning that the Fund was diversified by maturity; the Fund also maintained a consistent level of diversification by issuer. Accessor Capital also maintained a balance of discount notes, fixed-rate coupon notes, floating-rate coupon notes, and repurchase agreements. As rates increased throughout 2005, Accessor Capital found a growing number of opportunities for the Fund to invest in floating-rate coupon notes to the Fund's advantage. The Fund's longer maturities (up to 13 months) tended to dampen yield; but maturing holdings were replaced by higher-yielding instruments throughout the year.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
18                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
                         U.S. GOVERNMENT MONEY FUND VS.
             UNMANAGED CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-95 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
                             CITIGROUP                                     CITIGROUP                                     CITIGROUP
                 U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC
              GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH
  DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
12/31/1995    10,000.00      10,000.00        5/31/1999     11,773.60      11,827.30        10/31/2002    13,489.20      13,552.80
1/31/1996     10,040.00      10,042.80        6/30/1999     11,816.00      11,874.00        11/30/2002    13,502.70      13,568.70
2/29/1996     10,077.20      10,082.00        7/31/1999     11,863.20      11,919.20        12/31/2002    13,514.80      13,584.00
3/31/1996     10,115.40      10,121.80        8/31/1999     11,908.30      11,965.50        1/31/2003     13,527.00      13,597.20
4/30/1996     10,152.90      10,168.10        9/30/1999     11,954.80      12,011.80        2/28/2003     13,535.10      13,609.00
5/31/1996     10,191.50      10,211.20        10/31/1999    12,003.80      12,058.50        3/31/2003     13,544.60      13,622.70
6/30/1996     10,229.20      10,252.00        11/30/1999    12,053.00      12,102.20        4/30/2003     13,554.10      13,636.10
7/31/1996     10,270.10      10,298.10        12/31/1999    12,104.80      12,155.20        5/31/2003     13,563.50      13,648.20
8/31/1996     10,311.20      10,340.60        1/31/2000     12,158.10      12,205.30        6/30/2003     13,571.70      13,661.70
9/30/1996     10,351.40      10,385.80        2/29/2000     12,209.10      12,258.00        7/31/2003     13,578.50      13,670.90
10/31/1996    10,393.80      10,429.90        3/31/2000     12,269.00      12,315.40        8/31/2003     13,585.30      13,680.40
11/30/1996    10,435.40      10,472.30        4/30/2000     12,321.70      12,372.00        9/30/2003     13,592.00      13,692.00
12/31/1996    10,477.10      10,520.70        5/31/2000     12,382.10      12,434.30        10/31/2003    13,600.20      13,701.70
1/31/1997     10,520.10      10,568.10        6/30/2000     12,446.50      12,483.80        11/30/2003    13,607.00      13,711.50
2/28/1997     10,559.00      10,608.90        7/31/2000     12,506.20      12,543.80        12/31/2003    13,613.80      13,722.70
3/31/1997     10,602.30      10,654.40        8/31/2000     12,571.30      12,607.10        1/31/2004     13,622.00      13,732.30
4/30/1997     10,645.80      10,700.30        9/30/2000     12,636.60      12,671.20        2/29/2004     13,628.80      13,740.80
5/31/1997     10,691.50      10,753.10        10/31/2000    12,699.80      12,742.30        3/31/2004     13,635.60      13,752.70
6/30/1997     10,735.40      10,792.80        11/30/2000    12,764.60      12,806.90        4/30/2004     13,642.40      13,763.70
7/31/1997     10,781.50      10,839.10        12/31/2000    12,829.70      12,871.50        5/31/2004     13,649.20      13,772.10
8/31/1997     10,827.90      10,883.60        1/31/2001     12,893.80      12,940.80        6/30/2004     13,657.40      13,783.60
9/30/1997     10,872.30      10,931.90        2/28/2001     12,946.70      12,989.40        7/31/2004     13,667.00      13,797.00
10/31/1997    10,919.00      10,978.00        3/31/2001     13,003.70      13,043.40        8/31/2004     13,677.90      13,812.20
11/30/1997    10,963.80      11,021.10        4/30/2001     13,051.80      13,094.80        9/30/2004     13,691.60      13,828.00
12/31/1997    11,009.90      11,073.60        5/31/2001     13,098.80      13,137.10        10/31/2004    13,706.70      13,843.60
1/31/1998     11,056.10      11,121.10        6/30/2001     13,142.00      13,174.00        11/30/2004    13,723.10      13,864.90
2/28/1998     11,098.10      11,164.50        7/31/2001     13,181.40      13,213.80        12/31/2004    13,741.00      13,887.80
3/31/1998     11,144.70      11,208.60        8/31/2001     13,222.30      13,254.60        1/31/2005     13,761.60      13,910.60
4/30/1998     11,190.40      11,256.80        9/30/2001     13,251.40      13,291.40        2/28/2005     13,782.20      13,933.50
5/31/1998     11,237.40      11,302.30        10/31/2001    13,277.90      13,321.20        3/31/2005     13,807.00      13,963.00
6/30/1998     11,282.40      11,348.50        11/30/2001    13,301.80      13,344.40        4/30/2005     13,834.60      13,991.70
7/31/1998     11,329.80      11,393.90        12/31/2001    13,320.40      13,363.90        5/31/2005     13,862.30      14,025.10
8/31/1998     11,377.30      11,443.00        1/31/2002     13,339.00      13,382.70        6/30/2005     13,891.40      14,056.90
9/30/1998     11,424.00      11,495.30        2/28/2002     13,355.00      13,400.00        7/31/2005     13,923.40      14,090.30
10/31/1998    11,473.10      11,532.60        3/31/2002     13,372.40      13,417.90        8/31/2005     13,958.20      14,132.80
11/30/1998    11,516.70      11,567.90        4/30/2002     13,389.80      13,438.50        9/30/2005     13,995.80      14,173.20
12/31/1998    11,561.60      11,611.30        5/31/2002     13,409.90      13,458.00        10/31/2005    14,030.80      14,211.90
1/31/1999     11,605.60      11,652.40        6/30/2002     13,426.00      13,475.40        11/30/2005    14,071.50      14,256.50
2/28/1999     11,645.00      11,693.80        7/31/2002     13,443.40      13,496.20        12/31/2005    14,118.00      14,301.60
3/31/1999     11,688.10      11,743.60        8/31/2002     13,460.90      13,515.00
4/30/1999     11,732.50      11,787.20        9/30/2002     13,474.40      13,534.40


INVESTOR CLASS SHARES
7-31-98 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
                             CITIGROUP                                     CITIGROUP                                     CITIGROUP
                 U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC
              GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH
  DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX         DATE       MONEY FUND    T-BILL INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
7/31/1998     10,000.00      10,000.00        1/31/2001     11,241.90      11,357.70        7/31/2003     11,694.40      11,998.40
8/31/1998     10,038.00      10,043.10        2/28/2001     11,284.70      11,400.30        8/31/2003     11,697.90      12,006.80
9/30/1998     10,075.10      10,089.00        3/31/2001     11,328.70      11,447.70        9/30/2003     11,701.40      12,017.00
10/31/1998    10,113.40      10,121.70        4/30/2001     11,366.10      11,492.80        10/31/2003    11,704.90      12,025.50
11/30/1998    10,147.80      10,152.80        5/31/2001     11,402.40      11,529.90        11/30/2003    11,708.40      12,034.10
12/31/1998    10,183.30      10,190.80        6/30/2001     11,435.50      11,562.30        12/31/2003    11,711.90      12,043.90
1/31/1999     10,218.00      10,226.90        7/31/2001     11,464.10      11,597.20        1/31/2004     11,715.40      12,052.30
2/28/1999     10,248.60      10,263.20        8/31/2001     11,495.00      11,633.10        2/29/2004     11,718.90      12,059.80
3/31/1999     10,282.40      10,306.90        9/30/2001     11,515.70      11,665.30        3/31/2004     11,722.50      12,070.20
4/30/1999     10,317.40      10,345.20        10/31/2001    11,534.20      11,691.50        4/30/2004     11,726.00      12,079.90
5/31/1999     10,349.40      10,380.30        11/30/2001    11,549.20      11,711.90        5/31/2004     11,729.50      12,087.20
6/30/1999     10,382.50      10,421.40        12/31/2001    11,560.70      11,729.00        6/30/2004     11,734.20      12,097.40
7/31/1999     10,419.90      10,461.00        1/31/2002     11,571.10      11,745.50        7/31/2004     11,740.00      12,109.10
8/31/1999     10,455.30      10,501.70        2/28/2002     11,580.40      11,760.70        8/31/2004     11,747.10      12,122.40
9/30/1999     10,491.90      10,542.30        3/31/2002     11,590.80      11,776.40        9/30/2004     11,756.50      12,136.30
10/31/1999    10,530.70      10,583.30        4/30/2002     11,601.20      11,794.50        10/31/2004    11,767.10      12,150.00
11/30/1999    10,569.70      10,621.70        5/31/2002     11,612.80      11,811.60        11/30/2004    11,778.80      12,168.70
12/31/1999    10,610.90      10,668.20        6/30/2002     11,622.10      11,826.80        12/31/2004    11,791.80      12,188.80
1/31/2000     10,652.30      10,712.20        7/31/2002     11,632.60      11,845.20        1/31/2005     11,804.80      12,208.80
2/29/2000     10,692.80      10,758.40        8/31/2002     11,641.90      11,861.60        2/28/2005     11,818.90      12,228.90
3/31/2000     10,740.90      10,808.70        9/30/2002     11,650.00      11,878.70        3/31/2005     11,835.50      12,254.80
4/30/2000     10,782.80      10,858.40        10/31/2002    11,658.20      11,894.80        4/30/2005     11,853.20      12,280.00
5/31/2000     10,831.30      10,913.10        11/30/2002    11,665.20      11,908.70        5/31/2005     11,872.20      12,309.30
6/30/2000     10,883.30      10,956.60        12/31/2002    11,669.80      11,922.20        6/30/2005     11,892.40      12,337.20
7/31/2000     10,931.20      11,009.20        1/31/2003     11,674.50      11,933.80        7/31/2005     11,915.00      12,366.50
8/31/2000     10,983.60      11,064.80        2/28/2003     11,678.00      11,944.10        8/31/2005     11,940.00      12,403.80
9/30/2000     11,036.30      11,121.00        3/31/2003     11,681.50      11,956.20        9/30/2005     11,967.50      12,439.30
10/31/2000    11,087.10      11,183.40        4/30/2003     11,685.00      11,967.90        10/31/2005    11,995.00      12,473.20
11/30/2000    11,138.10      11,240.20        5/31/2003     11,688.50      11,978.50        11/30/2005    12,026.20      12,512.40
12/31/2000    11,190.50      11,296.80        6/30/2003     11,690.90      11,990.30        12/31/2005    12,059.80      12,552.00


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
                             CITIGROUP                                     CITIGROUP                                     CITIGROUP
                 U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC
              GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH
  DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
12/31/2002    10,000.00      10,000.00        1/31/2004     10,039.10      10,109.20        1/31/2005     10,115.60      10,240.40
1/31/2003     10,004.00      10,009.70        2/29/2004     10,042.10      10,115.50        2/28/2005     10,127.80      10,257.20
2/28/2003     10,007.00      10,018.40        3/31/2004     10,045.10      10,124.20        3/31/2005     10,142.00      10,279.00
3/31/2003     10,010.00      10,028.50        4/30/2004     10,048.10      10,132.30        4/30/2005     10,157.20      10,300.10
4/30/2003     10,013.00      10,038.30        5/31/2004     10,051.10      10,138.50        5/31/2005     10,170.40      10,324.70
5/31/2003     10,016.00      10,047.30        6/30/2004     10,055.10      10,147.00        6/30/2005     10,183.60      10,348.20
6/30/2003     10,018.00      10,057.20        7/31/2004     10,060.20      10,156.80        7/31/2005     10,197.80      10,372.70
7/31/2003     10,021.00      10,064.00        8/31/2004     10,066.20      10,168.00        8/31/2005     10,214.20      10,404.00
8/31/2003     10,024.00      10,071.00        9/30/2004     10,074.30      10,179.60        9/30/2005     10,232.50      10,433.70
9/30/2003     10,027.00      10,079.50        10/31/2004    10,083.30      10,191.10        10/31/2005    10,251.00      10,462.20
10/31/2003    10,030.00      10,086.60        11/30/2004    10,093.40      10,206.80        11/30/2005    10,271.50      10,495.10
11/30/2003    10,033.00      10,093.90        12/31/2004    10,104.50      10,223.60        12/31/2005    10,296.10      10,528.20
12/31/2003    10,036.10      10,102.10


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
                             CITIGROUP                                     CITIGROUP                                     CITIGROUP
                 U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC                       U.S.      U.S. DOMESTIC
              GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH                       GOVERNMENT      3-MONTH
  DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX        DATE        MONEY FUND    T-BILL INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
9/30/2003     10,000.00      10,000.00         7/31/2004    10,033.00      10,076.60        4/30/2005     10,139.90      10,218.90
10/31/2003    10,003.00      10,007.00         8/31/2004    10,039.10      10,087.70        5/31/2005     10,159.20      10,243.30
11/30/2003    10,006.00      10,014.20         9/30/2004    10,047.10      10,099.30        6/30/2005     10,179.50      10,266.50
12/31/2003    10,009.00      10,022.40         10/31/2004   10,056.10      10,110.70        7/31/2005     10,200.90      10,290.90
1/31/2004     10,012.00      10,029.40         11/30/2004   10,066.20      10,126.30        8/31/2005     10,224.30      10,321.90
2/29/2004     10,015.00      10,035.70         12/31/2004   10,077.30      10,143.00        9/30/2005     10,249.90      10,351.40
3/31/2004     10,018.00      10,044.30         1/31/2005    10,090.40      10,159.60        10/31/2005    10,274.50      10,379.70
4/30/2004     10,021.00      10,052.30         2/28/2005    10,104.50      10,176.30        11/30/2005    10,302.20      10,412.30
5/31/2004     10,024.00      10,058.50         3/31/2005    10,121.70      10,197.90        12/31/2005    10,334.20      10,445.20
6/30/2004     10,028.00      10,066.90


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(3) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS          C CLASS        A CLASS
INCEPTION DATE                    4/9/92          7/29/98            12/30/02        9/29/03
                              ---------------------------------------------------------------
                                   NAV              NAV         NAV         CDSC(2)     NAV
---------------------------------------------------------------------------------------------
One Year                         2.75%              2.27%      1.91%         0.89%     2.54%
Five Years                       1.93%              1.50%        n/a           n/a       n/a
Ten Years                        3.51%                n/a        n/a           n/a       n/a
Since Inception, Annualized        n/a              2.55%      0.98%           n/a     1.47%
---------------------------------------------------------------------------------------------
7-Day Effective Yield            3.72%              3.22%              2.72%           3.52%
---------------------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

AGENCIES ..................................................................82.7%
REPURCHASE AGREEMENTS .....................................................17.3%

--------------------------------------------------------------------------------
                        CREDIT QUALITY(4) AS OF 12/31/05
--------------------------------------------------------------------------------

U.S GOVERNMENT & AGENCIES .................................................82.7%
AAA .......................................................................17.3%

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) Effective September 7, 1994, Accessor Capital Management LP manages the U.S Government Money Fund (formerly managed by State Street Bank and Trust Company from inception). Certain Government Sponsored Enterprises (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S Government are not funded by the U.S Government and the securities they issue are not guaranteed by the U.S Government.
(4) Derived from Standard & Poor's data.



--------------------------------------------------------------------------------
THE CITIGROUP U.S DOMESTIC 3 MONTH T-BILL INDEX (FORMERLY SALOMON BROTHERS U.S 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      19

--------------------------------------------------------------------------------
[Graphic]                 LIMITED DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Throughout 2005, the Federal Reserve Bank Board continued its measured pace process, begun in mid-2004, to remove excess monetary accommodation from the capital markets. During this period of tightening monetary policy, the Federal Reserve Bank Board raised the federal funds rate eight times and 200 basis points, up to 4.25% by the end of 2005.

Short term U.S Treasury interest rates increased, almost in lockstep, with the Federal Reserve Bank Board's increases in the federal funds rate in 2005. Due to low inflation and good foreign demand for U.S securities, longer-term interest rates did not increase as much during the year. By the close of business on December 30, 2005, the yield on the 2-year U.S. Treasury note had increased 133 basis points to 4.40%; but the yield on the 10-year U.S. Treasury note increased only 17 basis points to 4.39% The result was a relatively flat yield curve.

o     REVIEW OF FUND PERFORMANCE

The total return of the Accessor Limited Duration U.S. Government Fund for 2005 was 2.00%, while the return of the Fund's benchmark, the Lehman Brothers 1-3 Year Government Bond Index, for the same period was 1.72%. The rising rate environment experienced in the short to immediate maturity segment of the interest rate yield curve during 2005 had the biggest negative impact of the Fund's performance. During 2005, in an effort to maintain stable asset values in this rising interest rate environment, the Fund increased its allocation of monthly- and quarterly-adjustable coupon securities. For example, the allocation of floating rate government securities increased to 22% by the end of 2005 from 17% at the end of 2004. The rising coupons tied to the Prime Rate benefited the yield of the Fund's portfolio and minimized negative price movements caused by rising interest rates. Throughout the year, the Fund maintained its duration between 1 to 1.5 years. Maintenance of a short maturity ladder of government agency securities preserved market values and allowed for reinvestment in the increasing higher interest rate environment. Had the Fund targeted 3-to 5-year durations for example, in an attempt to increase yield, the declining market value of these securities would have had a negative impact on the Fund's performance.

Because of the Fund's security structure, price volatility in the Fund has remained low and should continue to be so. As the Fund grew in asset size, however, the number of securities held was decreased to reduce costs and increase performance efficiency. While proper diversification is a key component of portfolio construction, Pennant Management, Inc. (Pennant), the Fund's subadvisor, seeks to actively balance the cost and benefit of all purchases.

Pennant expects to maintain an ongoing manageable targeted duration for the Fund while utilizing all low risk-based capital government securities. Currently, the Fund's target configuration is 75% in a short-duration government securities laddered maturity structure, supported by a diverse set of floating rate government securities for the remaining 25%. This structure permits low price volatility and the liquidity needed to alter the Fund's duration if market conditions warrant. When it is anticipated that the Federal Reserve Bank Board will change its monetary policy, the Fund's duration can be altered appropriately.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
20                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
                    LIMITED DURATION U.S. GOVERNMENT FUND VS.
            UNMANAGED LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
7-31-04 through 12-31-05

----------------------------------------
                              LEHMAN
              LIMITED         BROTHERS
              DURATION        1-3 YEAR
          U.S. GOVERNMENT    GOVERNMENT
  DATE         FUND          BOND INDEX
----------------------------------------
7/31/2004     10,000.00      10,000.00
8/31/2004     10,012.00      10,073.00
9/30/2004     10,017.00      10,064.90
10/31/2004    10,031.00      10,099.20
11/30/2004    10,022.00      10,049.70
12/31/2004    10,031.00      10,070.80
1/31/2005     10,044.10      10,068.80
2/28/2005     10,048.10      10,047.60
3/31/2005     10,043.10      10,044.60
4/30/2005     10,073.20      10,103.90
5/31/2005     10,119.50      10,145.30
6/30/2005     10,125.60      10,164.60
7/31/2005     10,133.70      10,136.10
8/31/2005     10,168.20      10,201.00
9/30/2005     10,169.20      10,174.50
10/31/2005    10,177.30      10,171.40
11/30/2005    10,204.80      10,204.00
12/31/2005    10,231.30      10,243.80


--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

INCEPTION DATE                           7/6/04
--------------------------------------------------------------------------------
One Year                                 2.00%
Five Years                                 n/a
Ten Years                                  n/a
Since Inception                          1.64%

--------------------------------------------------------------------------------
                        SECTOR ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

AGENCIES ..................................................................73.2%
PASS-THRUS ................................................................24.2%
OTHER ......................................................................2.6%

--------------------------------------------------------------------------------
                        CREDIT QUALITY(2) AS OF 12/31/05
--------------------------------------------------------------------------------

U.S.GOVERNMENT & AGENCIES .................................................97.4%
UNRATED SECURITIES .........................................................2.6%
AVERAGE CREDIT QUALITY .....................................................AAA

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2)   Derived from Standard & Poor's data.



-------------------------------------------------------------------------------
THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX OF U.S. TREASURY AND AGENCY BONDS WITH MATURITIES BETWEEN ONE AND THREE YEARS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      21

--------------------------------------------------------------------------------
[Graphic]                    INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments, and they actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Income Allocation Fund's total return for 2005 was 2.38%, while the return for its benchmark, the Lehman Brothers Aggregate Bond Index, for the same period was 2.43%. The Fund benefited from its relatively short duration stance throughout 2005. Further, the Fund's overweighting in the Accessor U.S.
Government Money Fund was an additional advantage, since the U.S. Government Money Fund participated in the outperformance of cash-equivalent securities in 2005. The Fund was also slightly underweighted in high yield bonds during the year. This tactic worked well too, since the performance of high yield bonds in 2005 failed to justify the incremental risks associated with that asset class. The underperformance of the Accessor Mortgage Securities Fund was a modest negative for the Income Allocation Fund during the year. In general, the underlying Accessor bond funds held by the Income Allocation Fund hold bonds with lower average durations than the benchmark. As a result, the Fund is exposed to less interest rate risk than the benchmark but potentially at the cost of lower returns for the lower risk taken.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
22                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
    INCOME ALLOCATION FUND VS. UNMANAGED LEHMAN BROTHERS AGGREGATE BOND INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------     ----------------------------------------     ----------------------------------------
                             LEHMAN                                       LEHMAN                                       LEHMAN
              INCOME        BROTHERS                       INCOME        BROTHERS                       INCOME        BROTHERS
            ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE
  DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX
----------------------------------------     ----------------------------------------     ----------------------------------------
12/31/2000    10,000.00     10,000.00        9/30/2002     11,018.50     11,771.00        6/30/2004     11,740.20     12,465.70
1/31/2001     10,200.00     10,163.00        10/31/2002    10,995.30     11,716.80        7/31/2004     11,798.90     12,589.20
2/28/2001     10,286.70     10,251.40        11/30/2002    11,059.10     11,713.30        8/31/2004     11,924.00     12,829.60
3/31/2001     10,314.50     10,302.70        12/31/2002    11,197.40     11,955.80        9/30/2004     11,955.00     12,864.20
4/30/2001     10,307.20     10,259.40        1/31/2003     11,225.30     11,966.50        10/31/2004    12,021.90     12,972.30
5/31/2001     10,354.70     10,321.00        2/28/2003     11,321.90     12,131.70        11/30/2004    12,001.50     12,868.50
6/30/2001     10,346.40     10,360.20        3/31/2003     11,353.60     12,122.00        12/31/2004    12,053.10     12,986.90
7/31/2001     10,481.90     10,592.20        4/30/2003     11,455.80     12,222.60        1/31/2005     12,072.40     13,068.70
8/31/2001     10,562.60     10,714.10        5/31/2003     11,558.90     12,449.90        2/28/2005     12,074.80     12,991.60
9/30/2001     10,552.10     10,838.30        6/30/2003     11,605.10     12,425.00        3/31/2005     12,037.30     12,925.40
10/31/2001    10,654.40     11,064.90        7/31/2003     11,428.70     12,007.50        4/30/2005     12,083.10     13,099.90
11/30/2001    10,599.00     10,912.20        8/31/2003     11,471.00     12,086.80        5/31/2005     12,155.60     13,241.30
12/31/2001    10,594.80     10,842.30        9/30/2003     11,628.20     12,407.10        6/30/2005     12,209.10     13,314.20
1/31/2002     10,636.10     10,930.20        10/31/2003    11,620.00     12,291.70        7/31/2005     12,212.70     13,193.00
2/28/2002     10,684.00     11,036.20        11/30/2003    11,640.90     12,321.20        8/31/2005     12,292.10     13,361.90
3/31/2002     10,625.20     10,853.00        12/31/2003    11,720.10     12,446.90        9/30/2005     12,257.70     13,224.20
4/30/2002     10,759.10     11,063.50        1/31/2004     11,785.70     12,546.50        10/31/2005    12,241.80     13,119.80
5/31/2002     10,824.70     11,157.60        2/29/2004     11,825.80     12,682.00        11/30/2005    12,282.20     13,177.50
6/30/2002     10,835.50     11,254.60        3/31/2004     11,857.70     12,777.10        12/31/2005    12,339.90     13,302.70
7/31/2002     10,884.30     11,390.80        4/30/2004     11,746.20     12,444.90
8/31/2002     10,984.40     11,583.30        5/31/2004     11,695.80     12,395.10


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------     ----------------------------------------     ----------------------------------------
                             LEHMAN                                       LEHMAN                                       LEHMAN
              INCOME        BROTHERS                       INCOME        BROTHERS                       INCOME        BROTHERS
            ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE
  DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX
----------------------------------------     ----------------------------------------     ----------------------------------------
12/31/2000    10,000.00     10,000.00        9/30/2002     10,928.80     11,771.00        6/30/2004     11,537.10     12,465.70
1/31/2001     10,200.00     10,163.00        10/31/2002    10,900.40     11,716.80        7/31/2004     11,598.30     12,589.20
2/28/2001     10,286.70     10,251.40        11/30/2002    10,959.30     11,713.30        8/31/2004     11,716.60     12,829.60
3/31/2001     10,308.30     10,302.70        12/31/2002    11,090.80     11,955.80        9/30/2004     11,735.30     12,864.20
4/30/2001     10,294.90     10,259.40        1/31/2003     11,106.30     11,966.50        10/31/2004    11,796.40     12,972.30
5/31/2001     10,335.00     10,321.00        2/28/2003     11,205.20     12,131.70        11/30/2004    11,771.60     12,868.50
6/30/2001     10,327.80     10,360.20        3/31/2003     11,232.00     12,122.00        12/31/2004    11,817.50     12,986.90
7/31/2001     10,459.00     10,592.20        4/30/2003     11,327.50     12,222.60        1/31/2005     11,832.90     13,068.70
8/31/2001     10,534.30     10,714.10        5/31/2003     11,424.90     12,449.90        2/28/2005     11,830.50     12,991.60
9/30/2001     10,520.60     10,838.30        6/30/2003     11,466.10     12,425.00        3/31/2005     11,787.90     12,925.40
10/31/2001    10,617.40     11,064.90        7/31/2003     11,286.00     12,007.50        4/30/2005     11,836.20     13,099.90
11/30/2001    10,556.90     10,912.20        8/31/2003     11,324.40     12,086.80        5/31/2005     11,894.20     13,241.30
12/31/2001    10,547.40     10,842.30        9/30/2003     11,475.00     12,407.10        6/30/2005     11,941.80     13,314.20
1/31/2002     10,584.30     10,930.20        10/31/2003    11,463.60     12,291.70        7/31/2005     11,940.60     13,193.00
2/28/2002     10,627.70     11,036.20        11/30/2003    11,480.80     12,321.20        8/31/2005     12,013.50     13,361.90
3/31/2002     10,565.00     10,853.00        12/31/2003    11,553.10     12,446.90        9/30/2005     11,975.00     13,224.20
4/30/2002     10,693.90     11,063.50        1/31/2004     11,605.10     12,546.50        10/31/2005    11,955.80     13,119.80
5/31/2002     10,753.80     11,157.60        2/29/2004     11,639.90     12,682.00        11/30/2005    11,991.70     13,177.50
6/30/2002     10,761.30     11,254.60        3/31/2004     11,673.70     12,777.10        12/31/2005    12,043.30     13,302.70
7/31/2002     10,804.30     11,390.80        4/30/2004     11,559.20     12,444.90
8/31/2002     10,899.40     11,583.30        5/31/2004     11,506.10     12,395.10


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------     ----------------------------------------     ----------------------------------------
                             LEHMAN                                       LEHMAN                                       LEHMAN
              INCOME        BROTHERS                       INCOME        BROTHERS                       INCOME        BROTHERS
            ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE
  DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX
----------------------------------------     ----------------------------------------     ----------------------------------------
12/31/2002    10,000.00     10,000.00        1/31/2004     10,405.40     10,494.00        1/31/2005     10,553.70     10,930.90
1/31/2003     10,014.00     10,009.00        2/29/2004     10,433.50     10,607.40        2/28/2005     10,554.80     10,866.40
2/28/2003     10,099.10     10,147.10        3/31/2004     10,460.70     10,687.00        3/31/2005     10,511.50     10,811.00
3/31/2003     10,119.30     10,139.00        4/30/2004     10,354.00     10,409.10        4/30/2005     10,543.00     10,956.90
4/30/2003     10,201.30     10,223.20        5/31/2004     10,303.20     10,367.50        5/31/2005     10,591.50     11,075.30
5/31/2003     10,277.80     10,413.30        6/30/2004     10,325.90     10,426.50        6/30/2005     10,636.00     11,136.20
6/30/2003     10,314.80     10,392.50        7/31/2004     10,376.50     10,529.80        7/31/2005     10,623.20     11,034.80
7/31/2003     10,148.70     10,043.30        8/31/2004     10,470.90     10,730.90        8/31/2005     10,682.70     11,176.10
8/31/2003     10,171.00     10,109.60        9/30/2004     10,490.80     10,759.90        9/30/2005     10,650.70     11,061.00
9/30/2003     10,308.40     10,377.50        10/31/2004    10,541.20     10,850.20        10/31/2005    10,620.80     10,973.60
10/31/2003    10,292.90     10,281.00        11/30/2004    10,507.40     10,763.40        11/30/2005    10,653.80     11,021.90
11/30/2003    10,300.10     10,305.70        12/31/2004    10,544.20     10,862.50        12/31/2005    10,687.90     11,126.60
12/31/2003    10,360.90     10,410.80


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------     ----------------------------------------
                             LEHMAN                                       LEHMAN
              INCOME        BROTHERS                       INCOME        BROTHERS
            ALLOCATION      AGGREGATE                    ALLOCATION      AGGREGATE
  DATE         FUND        BOND INDEX          DATE         FUND        BOND INDEX
----------------------------------------     ----------------------------------------
9/30/2003     9,525.00      10,000.00        11/30/2004     9,799.46     10,371.90
10/31/2003    9,516.43       9,907.00        12/31/2004     9,839.64     10,467.30
11/30/2003    9,531.65       9,930.78        1/31/2005      9,854.40     10,533.30
12/31/2003    9,595.52      10,032.10        2/28/2005      9,854.40     10,471.10
1/31/2004     9,640.61      10,112.30        3/31/2005      9,821.88     10,417.70
2/29/2004     9,671.46      10,221.50        4/30/2005      9,864.12     10,558.40
3/31/2004     9,702.41      10,298.20        5/31/2005      9,914.42     10,672.40
4/30/2004     9,609.27      10,030.50        6/30/2005      9,956.06     10,731.10
5/31/2004     9,566.99       9,990.33        7/31/2005      9,957.06     10,633.40
6/30/2004     9,594.73      10,047.30        8/31/2005     10,019.80     10,769.50
7/31/2004     9,647.50      10,146.70        9/30/2005      9,989.73     10,658.60
8/31/2004     9,747.84      10,340.50        10/31/2005     9,974.74     10,574.40
9/30/2004     9,765.38      10,368.50        11/30/2005    10,005.70     10,621.00
10/31/2004    9,818.12      10,455.60        12/31/2005    10,043.70     10,721.80


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN (4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS              A CLASS
INCEPTION DATE                  12/27/00         12/27/00            12/30/02             9/29/03
                              -----------------------------------------------------------------------
                                   NAV             NAV         NAV          CDSC(2)   NAV        POP(3)
-----------------------------------------------------------------------------------------------------
One Year                          2.38%            1.92%       1.38%         0.37%    2.06%      -2.78%
Five Years                        4.29%            3.79%         n/a           n/a      n/a         n/a
Ten Years                           n/a              n/a         n/a           n/a      n/a         n/a
Since Inception, Annualized       4.30%            3.78%       2.23%           n/a    2.45%       0.27%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR      # OF ISSUES      ALLOCATION(5)
           --------------------------------------------------------------------------------
           FIXED-INCOME FUNDS
[graphic]  HIGH YIELD BOND - FMA Advisors                         101             7.3%
[graphic]  INTERMEDIATE FIXED - Cypress Asset Mgmt                106             4.0%                 [PIE CHART]
[graphic]  SMALL-INT FIXED - Cypress Asset Mgmt                   140            57.7%
[graphic]  MORTGAGE - BlackRock Financial Mgmt                    358             6.9%                  EQUITY 0%
[graphic]  US GOVT MONEY/CASH - Accessor Capital                   31            25.2%               FIXED-INCOME 100%
           --------------------------------------------------------------------------------
           TOTAL                                                  736           101.1%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5)   Percentages are based on net assets of the Fund as of December 31, 2005.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      23

--------------------------------------------------------------------------------
[Graphic]                INCOME & GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Stocks outperformed bonds in 2005, and international stocks turned in the strongest returns. Emerging markets and Japanese issues drove the gains in overseas equity markets. The strengthening U.S. dollar restrained performance (in U.S. dollar terms) of developed markets but did not affect the overall performance of emerging countries' stocks. In the U.S., the value style outperformed the growth style for the sixth consecutive year; and small to mid cap stocks beat their larger peers for the fifth year in a row. Overall, however, domestic equity results were low relative to historical averages. The S&P 500 Index gained 4.91% in 2005, compared to annual returns above 12% on average since 1963.

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments, and they actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Income & Growth Allocation Fund's total return for 2005 was 4.29%, while the return for its benchmark composite index (a mix of the MSCI All Country World Free Index and the Lehman Brothers Aggregate Bond Index) for the same period was 4.74%. The Fund had a neutral ratio of stocks to bonds throughout 2005. This stance was beneficial, since stocks (even with their mediocre performance relative to historical trends) outperformed bonds.

The Fund's exposure to international stocks, 20% of the equity portion of the Fund, on average for the year, was favorable. Decisions to underweight small to mid cap and value stocks were detrimental from a purely allocation standpoint. The outperformance of the Accessor Small to Mid Cap Fund, however, mitigated the underweighting; and the Accessor Growth Fund outperformed both its benchmark and the Accessor Value Fund--rendering that allocation decision positive in the end as well.

Lastly, the fixed-income segment of the Fund benefited from its relatively short duration stance throughout 2005. Further, that this strategy was implemented with an overweighting in the Accessor U.S. Government Money Fund was an additional advantage, since the U.S. Government Money Fund fared unusually well relative to other Accessor bond funds. The Fund was slightly underweighted in high yield bonds during the year. This tactic worked well too, since the performance of high yield bonds in 2005 failed to justify the incremental risks associated with that asset class. The underperformance of the Accessor Mortgage Securities Fund was a modest negative for the Fund during the year.

In general, the equity portion of the Fund has significantly less exposure to international equity securities than the composite benchmark, in accordance with the target allocations set forth in the prospectus. This means that the Fund has potentially less risk than the benchmark. In 2005, this reduced risk led to lower returns versus the composite benchmark, although the Fund did well in absolute terms. Also, the underlying Accessor bond funds held by the Fund generally hold bonds with lower average durations than the benchmark. As a result, the Fund is exposed to less interest rate risk than the benchmark but potentially at the cost of lower returns for the lower risk taken.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
24                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
    INCOME & GROWTH ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
              INCOME                      LEHMAN        MSCI AC                   INCOME                      LEHMAN        MSCI AC
             & GROWTH                    BROTHERS        WORLD                   & GROWTH                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX     INDEX         DATE         FUND         INDEX(5      BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003    10,308.20     10,605.40     12,007.50      7,639.07
1/31/2001    10,220.00     10,172.40     10,163.00     10,194.20    8/31/2003    10,403.00     10,723.90     12,086.80      7,805.94
2/28/2001    10,006.40      9,976.75     10,251.40      9,333.83    9/30/2003    10,521.60     10,943.20     12,407.10      7,855.45
3/31/2001     9,819.28      9,815.65     10,302.70      8,722.53    10/31/2003   10,726.80     11,067.50     12,291.70      8,323.19
4/30/2001    10,041.20     10,005.20     10,259.40      9,369.43    11/30/2003   10,807.20     11,137.40     12,321.20      8,451.92
5/31/2001    10,081.40     10,009.90     10,321.00      9,253.07    12/31/2003   11,014.70     11,427.30     12,446.90      8,984.24
6/30/2001    10,019.90      9,942.89     10,360.20      8,964.46    1/31/2004    11,130.40     11,547.10     12,546.50      9,130.38
7/31/2001    10,046.90     10,059.50     10,592.20      8,846.42    2/29/2004    11,200.50     11,693.70     12,682.00      9,286.54
8/31/2001     9,945.45      9,996.23     10,714.10      8,423.51    3/31/2004    11,213.90     11,733.10     12,777.10      9,228.55
9/30/2001     9,619.24      9,813.54     10,838.30      7,682.38    4/30/2004    11,068.20     11,449.50     12,444.90      9,044.66
10/31/2001    9,756.79     10,013.80     11,064.90      7,830.31    5/31/2004    11,072.60     11,451.10     12,395.10      9,133.31
11/30/2001    9,914.85     10,095.20     10,912.20      8,294.74    6/30/2004    11,176.70     11,568.80     12,465.70      9,324.76
12/31/2001    9,942.61     10,069.40     10,842.30      8,347.89    7/31/2004    11,101.80     11,536.50     12,589.20      9,022.77
1/31/2002     9,900.85     10,035.30     10,930.20      8,095.89    8/31/2004    11,195.00     11,707.40     12,829.60      9,066.04
2/28/2002     9,873.13     10,077.90     11,036.20      8,027.09    9/30/2004    11,322.70     11,797.10     12,864.20      9,240.44
3/31/2002     9,971.86     10,095.10     10,853.00      8,383.63    10/31/2004   11,406.40     11,953.90     12,972.30      9,468.81
4/30/2002     9,971.86     10,130.40     11,063.50      8,101.99    11/30/2004   11,558.20     12,076.90     12,868.50      9,970.39
5/31/2002     9,992.80     10,197.80     11,157.60      8,120.77    12/31/2004   11,723.40     12,294.10     12,986.90     10,354.00
6/30/2002     9,799.94     10,074.90     11,254.60      7,629.72    1/31/2005    11,663.60     12,266.00     13,068.70     10,122.80
7/31/2002     9,552.00      9,905.80     11,390.80      6,987.55    2/28/2005    11,762.80     12,333.60     12,991.60     10,448.10
8/31/2002     9,629.37     10,029.20     11,583.30      7,002.09    3/31/2005    11,653.40     12,219.20     12,925.40     10,249.60
9/30/2002     9,351.09      9,812.67     11,771.00      6,233.57    4/30/2005    11,625.40     12,257.40     13,099.90     10,033.50
10/31/2002    9,557.74      9,998.88     11,716.80      6,694.78    5/31/2005    11,775.40     12,418.20     13,241.30     10,219.40
11/30/2002    9,786.17     10,159.20     11,713.30      7,057.23    6/30/2005    11,851.90     12,499.90     13,314.20     10,312.40
12/31/2002    9,699.08     10,159.30     11,955.80      6,716.61    7/31/2005    11,978.70     12,552.10     13,193.00     10,674.90
1/31/2003     9,612.76     10,073.60     11,966.50      6,513.67    8/31/2005    12,042.20     12,694.70     13,361.90     10,760.30
2/28/2003     9,619.49     10,119.20     12,131.70      6,402.13    9/30/2005    12,065.10     12,703.20     13,224.20     11,042.90
3/31/2003     9,670.47     10,105.20     12,122.00      6,384.54    10/31/2005   11,961.30     12,541.20     13,119.80     10,777.20
4/30/2003    10,004.10     10,434.60     12,222.60      6,954.75    11/30/2005   12,130.00     12,707.30     13,177.50     11,142.10
5/31/2003    10,258.20     10,750.90     12,449.90      7,355.62    12/31/2005   12,224.60     12,877.20     13,302.70     11,391.80
6/30/2003    10,344.40     10,792.90     12,425.00      7,485.65


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
              INCOME                      LEHMAN        MSCI AC                   INCOME                      LEHMAN        MSCI AC
             & GROWTH                    BROTHERS        WORLD                   & GROWTH                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX     INDEX         DATE         FUND         INDEX(5      BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003    10,183.90     10,605.40     12,007.50      7,639.07
1/31/2001    10,213.00     10,172.40     10,163.00     10,194.20    8/31/2003    10,270.40     10,723.90     12,086.80      7,805.94
2/28/2001     9,999.55      9,976.75     10,251.40      9,333.83    9/30/2003    10,382.40     10,943.20     12,407.10      7,855.45
3/31/2001     9,808.56      9,815.65     10,302.70      8,722.53    10/31/2003   10,580.70     11,067.50     12,291.70      8,323.19
4/30/2001    10,030.20     10,005.20     10,259.40      9,369.43    11/30/2003   10,655.80     11,137.40     12,321.20      8,451.92
5/31/2001    10,063.30     10,009.90     10,321.00      9,253.07    12/31/2003   10,855.10     11,427.30     12,446.90      8,984.24
6/30/2001     9,995.91      9,942.89     10,360.20      8,964.46    1/31/2004    10,964.70     11,547.10     12,546.50      9,130.38
7/31/2001    10,015.90     10,059.50     10,592.20      8,846.42    2/29/2004    11,022.80     11,693.70     12,682.00      9,286.54
8/31/2001     9,913.74      9,996.23     10,714.10      8,423.51    3/31/2004    11,031.60     11,733.10     12,777.10      9,228.55
9/30/2001     9,583.61      9,813.54     10,838.30      7,682.38    4/30/2004    10,883.80     11,449.50     12,444.90      9,044.66
10/31/2001    9,720.65     10,013.80     11,064.90      7,830.31    5/31/2004    10,883.80     11,451.10     12,395.10      9,133.31
11/30/2001    9,864.52     10,095.20     10,912.20      8,294.74    6/30/2004    10,981.80     11,568.80     12,465.70      9,324.76
12/31/2001    9,894.11     10,069.40     10,842.30      8,347.89    7/31/2004    10,911.50     11,536.50     12,589.20      9,022.77
1/31/2002     9,845.63     10,035.30     10,930.20      8,095.89    8/31/2004    10,998.80     11,707.40     12,829.60      9,066.04
2/28/2002     9,818.06     10,077.90     11,036.20      8,027.09    9/30/2004    11,112.00     11,797.10     12,864.20      9,240.44
3/31/2002     9,911.34     10,095.10     10,853.00      8,383.63    10/31/2004   11,191.00     11,953.90     12,972.30      9,468.81
4/30/2002     9,911.34     10,130.40     11,063.50      8,101.99    11/30/2004   11,335.30     12,076.90     12,868.50      9,970.39
5/31/2002     9,918.27     10,197.80     11,157.60      8,120.77    12/31/2004   11,492.90     12,294.10     12,986.90     10,354.00
6/30/2002     9,728.83     10,074.90     11,254.60      7,629.72    1/31/2005    11,437.70     12,266.00     13,068.70     10,122.80
7/31/2002     9,482.69      9,905.80     11,390.80      6,987.55    2/28/2005    11,523.50     12,333.60     12,991.60     10,448.10
8/31/2002     9,552.87     10,029.20     11,583.30      7,002.09    3/31/2005    11,415.20     12,219.20     12,925.40     10,249.60
9/30/2002     9,272.01      9,812.67     11,771.00      6,233.57    4/30/2005    11,376.40     12,257.40     13,099.90     10,033.50
10/31/2002    9,476.92      9,998.88     11,716.80      6,694.78    5/31/2005    11,526.50     12,418.20     13,241.30     10,219.40
11/30/2002    9,689.21     10,159.20     11,713.30      7,057.23    6/30/2005    11,589.90     12,499.90     13,314.20     10,312.40
12/31/2002    9,604.91     10,159.30     11,955.80      6,716.61    7/31/2005    11,709.30     12,552.10     13,193.00     10,674.90
1/31/2003     9,512.70     10,073.60     11,966.50      6,513.67    8/31/2005    11,776.00     12,694.70     13,361.90     10,760.30
2/28/2003     9,520.31     10,119.20     12,131.70      6,402.13    9/30/2005    11,796.10     12,703.20     13,224.20     11,042.90
3/31/2003     9,566.01     10,105.20     12,122.00      6,384.54    10/31/2005   11,691.10     12,541.20     13,119.80     10,777.20
4/30/2003     9,889.34     10,434.60     12,222.60      6,954.75    11/30/2005   11,852.40     12,707.30     13,177.50     11,142.10
5/31/2003    10,140.50     10,750.90     12,449.90      7,355.62    12/31/2005   11,940.10     12,877.20     13,302.70     11,391.80
6/30/2003    10,219.60     10,792.90     12,425.00      7,485.65


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
              INCOME                      LEHMAN        MSCI AC                   INCOME                      LEHMAN        MSCI AC
             & GROWTH                    BROTHERS        WORLD                   & GROWTH                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX     INDEX         DATE         FUND         INDEX(5      BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2002   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2004    11,263.50     11,355.70     10,529.80     13,433.50
1/31/2003     9,904.00      9,915.66     10,009.00      9,697.85    8/31/2004    11,349.10     11,523.80     10,730.90     13,497.90
2/28/2003     9,904.00      9,960.50     10,147.10      9,531.79    9/30/2004    11,469.40     11,612.10     10,759.90     13,757.60
3/31/2003     9,943.62      9,946.72     10,139.00      9,505.60    10/31/2004   11,546.30     11,766.50     10,850.20     14,097.60
4/30/2003    10,271.80     10,271.00     10,223.20     10,354.60    11/30/2004   11,683.70     11,887.60     10,763.40     14,844.40
5/31/2003    10,525.50     10,582.30     10,413.30     10,951.40    12/31/2004   11,841.40     12,101.30     10,862.50     15,415.50
6/30/2003    10,608.60     10,623.70     10,392.50     11,145.00    1/31/2005    11,781.00     12,073.70     10,930.90     15,071.40
7/31/2003    10,564.10     10,439.10     10,043.30     11,373.40    2/28/2005    11,865.80     12,140.20     10,866.40     15,555.60
8/31/2003    10,653.90     10,555.70     10,109.60     11,621.80    3/31/2005    11,753.10     12,027.70     10,811.00     15,260.10
9/30/2003    10,762.50     10,771.60     10,377.50     11,695.60    4/30/2005    11,708.40     12,065.20     10,956.90     14,938.30
10/31/2003   10,965.90     10,893.90     10,281.00     12,392.00    5/31/2005    11,851.30     12,223.50     11,075.30     15,215.10
11/30/2003   11,033.90     10,962.80     10,305.70     12,583.60    6/30/2005    11,918.80     12,303.90     11,136.20     15,353.50
12/31/2003   11,244.70     11,248.20     10,410.80     13,376.20    7/31/2005    12,036.80     12,355.30     11,034.80     15,893.30
1/31/2004    11,348.10     11,366.10     10,494.00     13,593.70    8/31/2005    12,089.80     12,495.70     11,176.10     16,020.50
2/29/2004    11,412.80     11,510.30     10,607.40     13,826.20    9/30/2005    12,103.10     12,504.00     11,061.00     16,441.20
3/31/2004    11,417.40     11,549.20     10,687.00     13,739.90    10/31/2005   11,989.30     12,344.60     10,973.60     16,045.60
4/30/2004    11,254.10     11,269.90     10,409.10     13,466.10    11/30/2005   12,156.00     12,508.00     11,021.90     16,588.90
5/31/2004    11,250.70     11,271.50     10,367.50     13,598.10    12/31/2005   12,232.60     12,675.30     11,126.60     16,960.70
6/30/2004    11,347.50     11,387.40     10,426.50     13,883.10


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
              INCOME                      LEHMAN        MSCI AC                   INCOME                      LEHMAN        MSCI AC
             & GROWTH                    BROTHERS        WORLD                   & GROWTH                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
9/30/2003     9,425.00     10,000.00     10,000.00     10,000.00    11/30/2004   10,315.50     11,036.00     10,371.90     12,692.30
10/31/2003    9,608.79     10,113.50      9,907.00     10,595.40    12/31/2004   10,459.90     11,234.50     10,467.30     13,180.70
11/30/2003    9,678.93     10,177.40      9,930.78     10,759.30    1/31/2005    10,404.50     11,208.80     10,533.30     12,886.40
12/31/2003    9,861.86     10,442.40     10,032.10     11,436.90    2/28/2005    10,490.80     11,270.50     10,471.10     13,300.50
1/31/2004     9,964.43     10,551.80     10,112.30     11,623.00    3/31/2005    10,390.10     11,166.00     10,417.70     13,047.80
2/29/2004    10,018.20     10,685.80     10,221.50     11,821.80    4/30/2005    10,363.10     11,200.90     10,558.40     12,772.60
3/31/2004    10,027.20     10,721.80     10,298.20     11,748.00    5/31/2005    10,494.70     11,347.90     10,672.40     13,009.30
4/30/2004     9,894.89     10,462.60     10,030.50     11,513.90    6/30/2005    10,559.80     11,422.50     10,731.10     13,127.60
5/31/2004     9,896.87     10,464.10      9,990.33     11,626.70    7/31/2005    10,662.20     11,470.20     10,633.40     13,589.10
6/30/2004     9,986.93     10,571.60     10,047.30     11,870.40    8/31/2005    10,723.00     11,600.50     10,769.50     13,697.90
7/31/2004     9,918.02     10,542.20     10,146.70     11,486.00    9/30/2005    10,741.20     11,608.30     10,658.60     14,057.60
8/31/2004     9,998.36     10,698.30     10,340.50     11,541.10    10/31/2005   10,645.60     11,460.30     10,574.40     13,719.40
9/30/2004    10,109.30     10,780.30     10,368.50     11,763.10    11/30/2005   10,792.50     11,612.00     10,621.00     14,184.00
10/31/2004   10,182.10     10,923.60     10,455.60     12,053.80    12/31/2005   10,873.50     11,767.30     10,721.80     14,501.80


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS       C CLASS                A CLASS
INCEPTION DATE                  12/27/00         12/27/00         12/30/02                9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV         NAV       CDSC(2)     NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          4.29%            3.89%       3.29%       2.26%     3.94%      -2.03%
Five Years                        4.11%            3.61%         n/a         n/a       n/a         n/a
Ten Years                           n/a              n/a         n/a         n/a       n/a         n/a
Since Inception, Annualized       4.10%            3.60%       6.96%         n/a     6.47%       3.71%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR      # OF ISSUES      ALLOCATION(6)
           --------------------------------------------------------------------------------
           EQUITY FUNDS
[graphic]  GROWTH - INTECH                                       125             10.8%
[graphic]  VALUE - Wellington Management Group                   103              8.8%
[graphic]  SMALL TO MID CAP - SSgA Funds Mgmt                    389              4.5%
[graphic]  INTERNATIONAL - Pictet Asset Mgmt                     108              6.0%                 [PIE CHART]

           FIXED-INCOME FUNDS                                                                           EQUITY 30%
[graphic]  HIGH YIELD BOND - FMA Advisors                        101              5.0%               FIXED-INCOME 70%
[graphic]  INTERMEDIATE FIXED - Cypress Asset Mgmt               106              6.1%
[graphic]  SHORT-INT FIXED - Cypress Asset Mgmt                  140             35.2%
[graphic]  MORTGAGE - BlackRock Financial Mgmt                   358              7.8%
[graphic]  US GOVT MONEY/CASH - Accessor Capital                  31             16.1%
           --------------------------------------------------------------------------------
           TOTAL                                               1,461            100.2%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5) The Composite Index is made up of 70% Lehman Brothers Aggregate Bond Index and 30% MSCI AC World Free Index.
(6) Percentages are based on net assets of the Fund as of December 31, 2005.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD FREE INDEX (ACWI) IS AN UNMANAGED INDEX WHICH REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      25

--------------------------------------------------------------------------------
[Graphic]                   BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Stocks outperformed bonds in 2005, and international stocks turned in the strongest returns. Emerging markets and Japanese issues drove the gains in overseas equity markets. The strengthening U.S. dollar restrained performance (in U.S. dollar terms) of developed markets but did not affect the overall performance of emerging countries' stocks. In the U.S., the value style outperformed the growth style for the sixth consecutive year; and small to mid cap stocks beat their larger peers for the fifth year in a row. Overall, however, domestic equity results were low relative to historical averages. The S&P 500 Index gained 4.91% in 2005, compared to annual returns above 12% on average since 1963.

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments, and they actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Balanced Allocation Fund's total return for 2005 was 5.72%, while the return for its benchmark composite index (a mix of the MSCI All Country World Free Index and the Lehman Brothers Aggregate Bond Index), for the same period was 6.27%. The Fund had a neutral ratio of stocks to bonds throughout 2005. This stance was beneficial, since stocks (even with their mediocre performance relative to historical trends) outperformed bonds.

The Fund's exposure to international stocks, 20% of the equity portion of the Fund, on average for the year, was favorable. Decisions to underweight small to mid cap and value were detrimental from a purely allocation standpoint. The outperformance of the Accessor Small to Mid Cap Fund, however, mitigated the underweighting; and the Accessor Growth Fund outperformed both its benchmark and the Accessor Value Fund--rendering that allocation decision positive in the end as well.

Lastly, the fixed-income segment of the Fund benefited from its relatively short duration stance throughout 2005. Further, that this strategy was implemented with an overweighting in the Accessor U.S. Government Money Fund was an additional advantage, since the U.S. Government Money Fund fared unusually well relative to other Accessor bond funds. The Fund was slightly underweighted in high yield bonds during the year. This tactic worked well too, since the performance of high yield bonds in 2005 failed to justify the incremental risks associated with that asset class. The underperformance of the Accessor Mortgage Securities Fund was a modest negative for the Fund during the year.

In general, the equity portion of the Fund has significantly less exposure to international equity securities than the composite benchmark, in accordance with the target allocations set forth in the prospectus. This means that the Fund has potentially less risk than the benchmark. In 2005, this reduced risk led to lower returns versus the composite benchmark, although the Fund did well in absolute terms. Also, the underlying Accessor bond funds held by the Fund generally hold bonds with lower average durations than the benchmark. As a result, the Fund is exposed to less interest rate risk than the benchmark but potentially at the cost of lower returns for the lower risk taken.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
26                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
       BALANCED ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
             BALANCED                    BROTHERS        WORLD                   BALANCED                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     9,566.83      9,710.21     12,007.50      7,639.07
1/31/2001    10,227.00     10,178.60     10,163.00     10,194.20    8/31/2003     9,689.28      9,848.31     12,086.80      7,805.94
2/28/2001     9,813.83      9,793.35     10,251.40      9,333.83    9/30/2003     9,779.39     10,010.00     12,407.10      7,855.45
3/31/2001     9,489.97      9,497.14     10,302.70      8,722.53    10/31/2003   10,100.20     10,261.50     12,291.70      8,323.19
4/30/2001     9,852.49      9,829.37     10,259.40      9,369.43    11/30/2003   10,218.30     10,353.20     12,321.20      8,451.92
5/31/2001     9,879.09      9,797.82     10,321.00      9,253.07    12/31/2003   10,505.50     10,732.00     12,446.90      8,984.24
6/30/2001     9,777.34      9,663.64     10,360.20      8,964.46    1/31/2004    10,644.10     10,862.20     12,546.50      9,130.38
7/31/2001     9,730.41      9,708.24     10,592.20      8,846.42    2/29/2004    10,738.90     11,013.80     12,682.00      9,286.54
8/31/2001     9,514.39      9,532.01     10,714.10      8,423.51    3/31/2004    10,736.70     11,020.70     12,777.10      9,228.55
9/30/2001     9,039.62      9,167.97     10,838.30      7,682.38    4/30/2004    10,560.60     10,767.60     12,444.90      9,044.66
10/31/2001    9,196.01      9,352.04     11,064.90      7,830.31    5/31/2004    10,605.00     10,798.80     12,395.10      9,133.31
11/30/2001    9,469.13      9,564.85     10,912.20      8,294.74    6/30/2004    10,755.60     10,942.80     12,465.70      9,324.76
12/31/2001    9,545.83      9,564.89     10,842.30      8,347.89    7/31/2004    10,602.80     10,819.80     12,589.20      9,022.77
1/31/2002     9,442.73      9,459.26     10,930.20      8,095.89    8/31/2004    10,679.20     10,949.00     12,829.60      9,066.04
2/28/2002     9,373.80      9,464.95     11,036.20      8,027.09    9/30/2004    10,857.50     11,069.10     12,864.20      9,240.44
3/31/2002     9,563.15      9,596.59     10,853.00      8,383.63    10/31/2004   10,955.30     11,252.40     12,972.30      9,468.81
4/30/2002     9,479.95      9,528.48     11,063.50      8,101.99    11/30/2004   11,216.00     11,505.40     12,868.50      9,970.39
5/31/2002     9,465.73      9,580.02     11,157.60      8,120.77    12/31/2004   11,449.30     11,779.70     12,986.90     10,354.00
6/30/2002     9,153.36      9,332.05     11,254.60      7,629.72    1/31/2005    11,347.40     11,685.30     13,068.70     10,122.80
7/31/2002     8,782.65      8,995.79     11,390.80      6,987.55    2/28/2005    11,501.70     11,838.60     12,991.60     10,448.10
8/31/2002     8,852.91      9,081.16     11,583.30      7,002.09    3/31/2005    11,361.40     11,695.90     12,925.40     10,249.60
9/30/2002     8,417.35      8,656.36     11,771.00      6,233.57    4/30/2005    11,275.00     11,651.50     13,099.90     10,033.50
10/31/2002    8,706.07      8,956.68     11,716.80      6,694.78    5/31/2005    11,481.40     11,822.40     13,241.30     10,219.40
11/30/2002    8,973.34      9,197.79     11,713.30      7,057.23    6/30/2005    11,570.90     11,908.70     13,314.20     10,312.40
12/31/2002    8,786.70      9,071.02     11,955.80      6,716.61    7/31/2005    11,778.00     12,063.80     13,193.00     10,674.90
1/31/2003     8,652.26      8,938.06     11,966.50      6,513.67    8/31/2005    11,832.20     12,189.30     13,361.90     10,760.30
2/28/2003     8,616.79      8,923.21     12,131.70      6,402.13    9/30/2005    11,894.90     12,286.60     13,224.20     11,042.90
3/31/2003     8,669.35      8,907.38     12,122.00      6,384.54    10/31/2005   11,747.40     12,090.20     13,119.80     10,777.20
4/30/2003     9,098.48      9,342.11     12,222.60      6,954.75    11/30/2005   11,995.30     12,321.60     13,177.50     11,142.10
5/31/2003     9,427.85      9,698.23     12,449.90      7,355.62    12/31/2005   12,103.30     12,518.20     13,302.70     11,391.80
6/30/2003     9,530.61      9,774.26     12,425.00      7,485.65


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
             BALANCED                    BROTHERS        WORLD                   BALANCED                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     9,444.18      9,710.21     12,007.50      7,639.07
1/31/2001    10,220.00     10,178.60     10,163.00     10,194.20    8/31/2003     9,557.51      9,848.31     12,086.80      7,805.94
2/28/2001     9,799.96      9,793.35     10,251.40      9,333.83    9/30/2003     9,641.61     10,010.00     12,407.10      7,855.45
3/31/2001     9,475.58      9,497.14     10,302.70      8,722.53    10/31/2003    9,954.00     10,261.50     12,291.70      8,323.19
4/30/2001     9,830.91      9,829.37     10,259.40      9,369.43    11/30/2003   10,066.50     10,353.20     12,321.20      8,451.92
5/31/2001     9,857.46      9,797.82     10,321.00      9,253.07    12/31/2003   10,337.30     10,732.00     12,446.90      8,984.24
6/30/2001     9,750.01      9,663.64     10,360.20      8,964.46    1/31/2004    10,476.80     10,862.20     12,546.50      9,130.38
7/31/2001     9,696.39      9,708.24     10,592.20      8,846.42    2/29/2004    10,559.60     11,013.80     12,682.00      9,286.54
8/31/2001     9,480.16      9,532.01     10,714.10      8,423.51    3/31/2004    10,553.30     11,020.70     12,777.10      9,228.55
9/30/2001     9,001.41      9,167.97     10,838.30      7,682.38    4/30/2004    10,383.30     10,767.60     12,444.90      9,044.66
10/31/2001    9,157.13      9,352.04     11,064.90      7,830.31    5/31/2004    10,422.80     10,798.80     12,395.10      9,133.31
11/30/2001    9,421.77      9,564.85     10,912.20      8,294.74    6/30/2004    10,558.30     10,942.80     12,465.70      9,324.76
12/31/2001    9,492.44      9,564.89     10,842.30      8,347.89    7/31/2004    10,404.20     10,819.80     12,589.20      9,022.77
1/31/2002     9,389.92      9,459.26     10,930.20      8,095.89    8/31/2004    10,474.90     10,949.00     12,829.60      9,066.04
2/28/2002     9,314.80      9,464.95     11,036.20      8,027.09    9/30/2004    10,653.00     11,069.10     12,864.20      9,240.44
3/31/2002     9,499.23      9,596.59     10,853.00      8,383.63    10/31/2004   10,738.20     11,252.40     12,972.30      9,468.81
4/30/2002     9,409.94      9,528.48     11,063.50      8,101.99    11/30/2004   10,990.50     11,505.40     12,868.50      9,970.39
5/31/2002     9,395.82      9,580.02     11,157.60      8,120.77    12/31/2004   11,214.80     11,779.70     12,986.90     10,354.00
6/30/2002     9,080.13      9,332.05     11,254.60      7,629.72    1/31/2005    11,118.30     11,685.30     13,068.70     10,122.80
7/31/2002     8,712.38      8,995.79     11,390.80      6,987.55    2/28/2005    11,265.10     11,838.60     12,991.60     10,448.10
8/31/2002     8,775.11      9,081.16     11,583.30      7,002.09    3/31/2005    11,123.10     11,695.90     12,925.40     10,249.60
9/30/2002     8,339.86      8,656.36     11,771.00      6,233.57    4/30/2005    11,034.10     11,651.50     13,099.90     10,033.50
10/31/2002    8,619.25      8,956.68     11,716.80      6,694.78    5/31/2005    11,225.00     11,822.40     13,241.30     10,219.40
11/30/2002    8,884.72      9,197.79     11,713.30      7,057.23    6/30/2005    11,307.00     11,908.70     13,314.20     10,312.40
12/31/2002    8,696.37      9,071.02     11,955.80      6,716.61    7/31/2005    11,506.00     12,063.80     13,193.00     10,674.90
1/31/2003     8,555.48      8,938.06     11,966.50      6,513.67    8/31/2005    11,555.50     12,189.30     13,361.90     10,760.30
2/28/2003     8,520.41      8,923.21     12,131.70      6,402.13    9/30/2005    11,613.20     12,286.60     13,224.20     11,042.90
3/31/2003     8,568.97      8,907.38     12,122.00      6,384.54    10/31/2005   11,465.70     12,090.20     13,119.80     10,777.20
4/30/2003     8,986.28      9,342.11     12,222.60      6,954.75    11/30/2005   11,703.10     12,321.60     13,177.50     11,142.10
5/31/2003     9,311.59      9,698.23     12,449.90      7,355.62    12/31/2005   11,803.70     12,518.20     13,302.70     11,391.80
6/30/2003     9,408.43      9,774.26     12,425.00      7,485.65


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
             BALANCED                    BROTHERS        WORLD                   BALANCED                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2002   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2004    11,880.10     11,927.80     10,529.80     13,433.50
1/31/2003     9,838.00      9,853.43     10,009.00      9,697.85    8/31/2004    11,956.20     12,070.30     10,730.90     13,497.90
2/28/2003     9,797.66      9,837.05     10,147.10      9,531.79    9/30/2004    12,147.50     12,202.70     10,759.90     13,757.60
3/31/2003     9,847.63      9,819.60     10,139.00      9,505.60    10/31/2004   12,248.30     12,404.80     10,850.20     14,097.60
4/30/2003    10,327.20     10,298.80     10,223.20     10,354.60    11/30/2004   12,531.20     12,683.70     10,763.40     14,844.40
5/31/2003    10,684.50     10,691.50     10,413.30     10,951.40    12/31/2004   12,781.80     12,986.10     10,862.50     15,415.50
6/30/2003    10,796.70     10,775.30     10,392.50     11,145.00    1/31/2005    12,659.10     12,882.00     10,930.90     15,071.40
7/31/2003    10,829.10     10,704.70     10,043.30     11,373.40    2/28/2005    12,821.20     13,051.00     10,866.40     15,555.60
8/31/2003    10,959.10     10,856.90     10,109.60     11,621.80    3/31/2005    12,653.20     12,893.70     10,811.00     15,260.10
9/30/2003    11,046.70     11,035.20     10,377.50     11,695.60    4/30/2005    12,546.90     12,844.80     10,956.90     14,938.30
10/31/2003   11,400.20     11,312.40     10,281.00     12,392.00    5/31/2005    12,759.00     13,033.20     11,075.30     15,215.10
11/30/2003   11,526.80     11,413.50     10,305.70     12,583.60    6/30/2005    12,847.00     13,128.30     11,136.20     15,353.50
12/31/2003   11,832.20     11,831.10     10,410.80     13,376.20    7/31/2005    13,068.00     13,299.30     11,034.80     15,893.30
1/31/2004    11,989.60     11,974.60     10,494.00     13,593.70    8/31/2005    13,117.60     13,437.70     11,176.10     16,020.50
2/29/2004    12,079.50     12,141.70     10,607.40     13,826.20    9/30/2005    13,176.70     13,544.90     11,061.00     16,441.20
3/31/2004    12,067.40     12,149.30     10,687.00     13,739.90    10/31/2005   13,002.70     13,328.40     10,973.60     16,045.60
4/30/2004    11,868.30     11,870.30     10,409.10     13,466.10    11/30/2005   13,265.40     13,583.40     11,021.90     16,588.90
5/31/2004    11,901.60     11,904.80     10,367.50     13,598.10    12/31/2005   13,374.20     13,800.20     11,126.60     16,960.70
6/30/2004    12,061.00     12,063.50     10,426.50     13,883.10


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
             BALANCED                    BROTHERS        WORLD                   BALANCED                    BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
9/30/2003     9,425.00     10,000.00     10,000.00     10,000.00    11/30/2004   10,761.60     11,493.90     10,371.90     12,692.30
10/31/2003    9,731.31     10,251.20     9,907.00      10,595.40    12/31/2004   10,982.20     11,767.90     10,467.30     13,180.70
11/30/2003    9,837.38     10,342.80     9,930.78      10,759.30    1/31/2005    10,881.20     11,673.60     10,533.30     12,886.40
12/31/2003   10,105.00     10,721.20     10,032.10     11,436.90    2/28/2005    11,025.90     11,826.70     10,471.10     13,300.50
1/31/2004    10,243.40     10,851.30     10,112.30     11,623.00    3/31/2005    10,888.00     11,684.20     10,417.70     13,047.80
2/29/2004    10,332.50     11,002.70     10,221.50     11,821.80    4/30/2005    10,802.00     11,639.90     10,558.40     12,772.60
3/31/2004    10,328.40     11,009.60     10,298.20     11,748.00    5/31/2005    10,997.50     11,810.60     10,672.40     13,009.30
4/30/2004    10,158.00     10,756.80     10,030.50     11,513.90    6/30/2005    11,080.00     11,896.80     10,731.10     13,127.60
5/31/2004    10,191.50     10,788.00     9,990.33      11,626.70    7/31/2005    11,276.10     12,051.80     10,633.40     13,589.10
6/30/2004    10,333.20     10,931.80     10,047.30     11,870.40    8/31/2005    11,324.60     12,177.10     10,769.50     13,697.90
7/31/2004    10,183.30     10,808.90     10,146.70     11,486.00    9/30/2005    11,382.40     12,274.30     10,658.60     14,057.60
8/31/2004    10,253.60     10,938.10     10,340.50     11,541.10    10/31/2005   11,239.00     12,078.10     10,574.40     13,719.40
9/30/2004    10,421.70     11,058.00     10,368.50     11,763.10    11/30/2005   11,472.70     12,309.20     10,621.00     14,184.00
10/31/2004   10,513.50     11,241.10     10,455.60     12,053.80    12/31/2005   11,572.50     12,505.60     10,721.80     14,501.80


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN (4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS        C CLASS                A CLASS
INCEPTION DATE                  12/27/00         12/27/00          12/30/02                9/29/03
                              ---------------------------------------------------------------------------
                                   NAV              NAV         NAV        CDSC(2)     NAV        POP(3)
---------------------------------------------------------------------------------------------------------
One Year                          5.72%            5.24%        4.64%       3.59%     5.37%       -0.69%
Five Years                        83.9%            3.37%          n/a         n/a       n/a          n/a
Ten Years                           n/a              n/a          n/a         n/a       n/a          n/a
Since Inception, Annualized       3.88%            3.36%       10.20%         n/a      9.38%        6.55%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR      # OF ISSUES      ALLOCATION(6)
           --------------------------------------------------------------------------------
           EQUITY FUNDS
[graphic]  GROWTH - INTECH                                        125            17.0%
[graphic]  VALUE -Wellington Management Group                     103            15.0%
[graphic]  SMALL TO MID CAP - SSgA Funds Mgmt                     389             8.0%
[graphic]  INTERNATIONAL - Pictet Asset Mgmt                      108            10.4%

           FIXED-INCOME FUNDS                                                                       [PIE CHART]
[graphic]  HIGHYIELD BOND - FMA Advisors                          101             5.1%
[graphic]  INTERMEDIATE FIXED - Cypress Asset Mgmt                106             7.1%               EQUITY 50%
[graphic]  SHORT-INT FIXED - Cypress Asset Mgmt                   140            26.0%            FIXED-INCOME 50%
[graphic]  MORTGAGE - BlackRock Financial Mgmt                    358             5.3%
[graphic]  US GOVT MONEY/CASH -- Accessor Capital                  31             7.0%
           --------------------------------------------------------------------------------
           TOTAL                                                1,461           100.9%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5) The Composite Index is made up of 50% Lehman Brothers Aggregate Bond Index and 50% MSCI AC World Free Index.
(6) Percentages are based on net assets of the Fund as of December 31, 2005.



--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD FREE INDEX (ACWI) IS AN UNMANAGED INDEX WHICH REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                     27

--------------------------------------------------------------------------------
[Graphic]                GROWTH & INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Stocks outperformed bonds in 2005, and international stocks turned in the strongest returns. Emerging markets and Japanese issues drove the gains in overseas equity markets. The strengthening U.S. dollar restrained performance (in U.S. dollar terms) of developed markets but did not affect the overall performance of emerging countries' stocks. In the U.S., the value style outperformed the growth style for the sixth consecutive year; and small to mid cap stocks beat their larger peers for the fifth year in a row. Overall, however, domestic equity results were low relative to historical averages. The S&P 500 Index gained 4.91% in 2005, compared to annual returns above 12% on average since 1963.

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments, and they actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Growth & Income Allocation Fund's total return for 2005 was 6.43%, while the return for its benchmark composite index (a mix of the MSCI All Country World Free Index and the Lehman Brothers Aggregate Bond Index), for the same period was 7.03%. The Fund had a neutral ratio of stocks to bonds throughout 2005. This stance was beneficial, since stocks (even with their mediocre performance relative to historical trends) outperformed bonds.

The Fund's exposure to international stocks, 20% of the equity portion of the Fund, on average for the year, was favorable. Decisions to underweight small to mid cap and value were detrimental from a purely allocation standpoint. The outperformance of the Accessor Small to Mid Cap Fund, however, mitigated the underweighting; and the Accessor Growth Fund outperformed both its benchmark and the Accessor Value Fund--rendering that allocation decision positive in the end as well.

Lastly, the fixed-income segment of the Fund benefited from its relatively short duration stance throughout 2005. Further, that this strategy was implemented with an overweighting in the Accessor U.S. Government Money Fund was an additional advantage, since the U.S. Government Money Fund fared unusually well relative to other Accessor bond funds. The Fund was slightly underweighted in high yield bonds during the year. This tactic worked well too, since the performance of high yield bonds in 2005 failed to justify the incremental risks associated with that asset class. The underperformance of the Accessor Mortgage Securities Fund was a modest negative for the Fund during the year.

In general, the equity portion of the Fund has significantly less exposure to international equity securities than the composite benchmark, in accordance with the target allocations set forth in the prospectus. This means that the Fund has potentially less risk than the benchmark. In 2005, this reduced risk led to lower returns versus the composite benchmark, although the Fund did well in absolute terms. Also, the underlying Accessor bond funds held by the Fund generally hold bonds with lower average durations than the benchmark. As a result, the Fund is exposed to less interest rate risk than the benchmark but potentially at the cost of lower returns for the lower risk taken.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
28                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
    GROWTH & INCOME ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
             GROWTH &                     LEHMAN        MSCI AC                  GROWTH &                     LEHMAN        MSCI AC
              INCOME                     BROTHERS        WORLD                    INCOME                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     9,118.28      9,276.09     12,007.50      7,639.07
1/31/2001    10,226.00     10,181.70     10,163.00     10,194.20    8/31/2003     9,245.94      9,422.15     12,086.80      7,805.94
2/28/2001     9,753.56      9,701.56     10,251.40      9,333.83    9/30/2003     9,333.78      9,557.88     12,407.10      7,855.45
3/31/2001     9,363.42      9,339.73     10,302.70      8,722.53    10/31/2003    9,696.86      9,863.79     12,291.70      8,323.19
4/30/2001     9,783.83      9,739.65     10,259.40      9,369.43    11/30/2003    9,824.86      9,964.79     12,321.20      8,451.92
5/31/2001     9,797.53      9,690.45     10,321.00      9,253.07    12/31/2003   10,141.20     10,382.00     12,446.90      8,984.24
6/30/2001     9,666.24      9,523.83     10,360.20      8,964.46    1/31/2004    10,298.40     10,516.60     12,546.50      9,130.38
7/31/2001     9,591.81      9,533.92     10,592.20      8,846.42    2/29/2004    10,391.10     10,669.90     12,682.00      9,286.54
8/31/2001     9,336.67      9,304.31     10,714.10      8,423.51    3/31/2004    10,385.90     10,661.90     12,777.10      9,228.55
9/30/2001     8,768.07      8,856.31     10,838.30      7,682.38    4/30/2004    10,199.00     10,423.60     12,444.90      9,044.66
10/31/2001    8,924.14      9,032.67     11,064.90      7,830.31    5/31/2004    10,256.10     10,468.20     12,395.10      9,133.31
11/30/2001    9,228.45      9,304.25     10,912.20      8,294.74    6/30/2004    10,417.10     10,623.70     12,465.70      9,324.76
12/31/2001    9,317.05      9,316.20     10,842.30      8,347.89    7/31/2004    10,229.60     10,459.40     12,589.20      9,022.77
1/31/2002     9,180.09      9,177.65     10,930.20      8,095.89    8/31/2004    10,287.90     10,569.40     12,829.60      9,066.04
2/28/2002     9,098.38      9,166.46     11,036.20      8,027.09    9/30/2004    10,501.90     10,702.80     12,864.20      9,240.44
3/31/2002     9,326.75      9,349.89     10,853.00      8,383.63    10/31/2004   10,603.70     10,897.50     12,972.30      9,468.81
4/30/2002     9,203.64      9,233.98     11,063.50      8,101.99    11/30/2004   10,915.50     11,208.90     12,868.50      9,970.39
5/31/2002     9,183.39      9,278.22     11,157.60      8,120.77    12/31/2004   11,176.40     11,509.00     12,986.90     10,354.00
6/30/2002     8,816.97      8,973.88     11,254.60      7,629.72    1/31/2005    11,059.00     11,383.80     13,068.70     10,122.80
7/31/2002     8,360.25      8,564.14     11,390.80      6,987.55    2/28/2005    11,241.50     11,576.40     12,991.60     10,448.10
8/31/2002     8,422.12      8,632.72     11,583.30      7,002.09    3/31/2005    11,078.50     11,420.80     12,925.40     10,249.60
9/30/2002     7,897.42      8,120.17     11,771.00      6,233.57    4/30/2005    10,968.80     11,338.00     13,099.90     10,033.50
10/31/2002    8,231.48      8,465.70     11,716.80      6,694.78    5/31/2005    11,197.00     11,513.00     13,241.30     10,219.40
11/30/2002    8,523.70      8,739.68     11,713.30      7,057.23    6/30/2005    11,284.30     11,601.20     13,314.20     10,312.40
12/31/2002    8,306.35      8,558.95     11,955.80      6,716.61    7/31/2005    11,534.80     11,803.70     13,193.00     10,674.90
1/31/2003     8,138.56      8,406.87     11,966.50      6,513.67    8/31/2005    11,586.70     11,920.80     13,361.90     10,760.30
2/28/2003     8,082.40      8,366.90     12,131.70      6,402.13    9/30/2005    11,659.70     12,059.50     13,224.20     11,042.90
3/31/2003     8,125.24      8,350.43     12,122.00      6,384.54    10/31/2005   11,489.50     11,847.30     13,119.80     10,777.20
4/30/2003     8,590.00      8,825.62     12,222.60      6,954.75    11/30/2005   11,779.00     12,108.80     13,177.50     11,142.10
5/31/2003     8,942.19      9,196.51     12,449.90      7,355.62    12/31/2005   11,895.60     12,317.70     13,302.70     11,391.80
6/30/2003     9,047.71      9,286.70     12,425.00      7,485.65


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
             GROWTH &                     LEHMAN        MSCI AC                  GROWTH &                     LEHMAN        MSCI AC
              INCOME                     BROTHERS        WORLD                    INCOME                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     9,002.28      9,276.09     12,007.50      7,639.07
1/31/2001    10,220.00     10,181.70     10,163.00     10,194.20    8/31/2003     9,128.31      9,422.15     12,086.80      7,805.94
2/28/2001     9,746.81      9,701.56     10,251.40      9,333.83    9/30/2003     9,203.16      9,557.88     12,407.10      7,855.45
3/31/2001     9,348.17      9,339.73     10,302.70      8,722.53    10/31/2003    9,561.17      9,863.79     12,291.70      8,323.19
4/30/2001     9,768.84      9,739.65     10,259.40      9,369.43    11/30/2003    9,687.37      9,964.79     12,321.20      8,451.92
5/31/2001     9,782.51      9,690.45     10,321.00      9,253.07    12/31/2003    9,987.68     10,382.00     12,446.90      8,984.24
6/30/2001     9,646.54      9,523.83     10,360.20      8,964.46    1/31/2004    10,143.50     10,516.60     12,546.50      9,130.38
7/31/2001     9,565.51      9,533.92     10,592.20      8,846.42    2/29/2004    10,235.80     10,669.90     12,682.00      9,286.54
8/31/2001     9,303.41      9,304.31     10,714.10      8,423.51    3/31/2004    10,219.40     10,661.90     12,777.10      9,228.55
9/30/2001     8,736.83      8,856.31     10,838.30      7,682.38    4/30/2004    10,035.50     10,423.60     12,444.90      9,044.66
10/31/2001    8,892.35      9,032.67     11,064.90      7,830.31    5/31/2004    10,091.70     10,468.20     12,395.10      9,133.31
11/30/2001    9,189.35      9,304.25     10,912.20      8,294.74    6/30/2004    10,245.10     10,623.70     12,465.70      9,324.76
12/31/2001    9,272.98      9,316.20     10,842.30      8,347.89    7/31/2004    10,046.30     10,459.40     12,589.20      9,022.77
1/31/2002     9,130.17      9,177.65     10,930.20      8,095.89    8/31/2004    10,110.60     10,569.40     12,829.60      9,066.04
2/28/2002     9,048.91      9,166.46     11,036.20      8,027.09    9/30/2004    10,308.80     10,702.80     12,864.20      9,240.44
3/31/2002     9,272.42      9,349.89     10,853.00      8,383.63    10/31/2004   10,408.80     10,897.50     12,972.30      9,468.81
4/30/2002     9,142.61      9,233.98     11,063.50      8,101.99    11/30/2004   10,708.50     11,208.90     12,868.50      9,970.39
5/31/2002     9,122.49      9,278.22     11,157.60      8,120.77    12/31/2004   10,967.70     11,509.00     12,986.90     10,354.00
6/30/2002     8,753.95      8,973.88     11,254.60      7,629.72    1/31/2005    10,838.30     11,383.80     13,068.70     10,122.80
7/31/2002     8,300.49      8,564.14     11,390.80      6,987.55    2/28/2005    11,017.10     11,576.40     12,991.60     10,448.10
8/31/2002     8,355.27      8,632.72     11,583.30      7,002.09    3/31/2005    10,851.80     11,420.80     12,925.40     10,249.60
9/30/2002     7,831.40      8,120.17     11,771.00      6,233.57    4/30/2005    10,736.80     11,338.00     13,099.90     10,033.50
10/31/2002    8,162.67      8,465.70     11,716.80      6,694.78    5/31/2005    10,960.10     11,513.00     13,241.30     10,219.40
11/30/2002    8,445.91      8,739.68     11,713.30      7,057.23    6/30/2005    11,047.80     11,601.20     13,314.20     10,312.40
12/31/2002    8,227.16      8,558.95     11,955.80      6,716.61    7/31/2005    11,278.70     11,803.70     13,193.00     10,674.90
1/31/2003     8,053.57      8,406.87     11,966.50      6,513.67    8/31/2005    11,329.50     11,920.80     13,361.90     10,760.30
2/28/2003     7,998.00      8,366.90     12,131.70      6,402.13    9/30/2005    11,396.30     12,059.50     13,224.20     11,042.90
3/31/2003     8,030.79      8,350.43     12,122.00      6,384.54    10/31/2005   11,229.90     11,847.30     13,119.80     10,777.20
4/30/2003     8,498.18      8,825.62     12,222.60      6,954.75    11/30/2005   11,498.30     12,108.80     13,177.50     11,142.10
5/31/2003     8,839.81      9,196.51     12,449.90      7,355.62    12/31/2005   11,614.50     12,317.70     13,302.70     11,391.80
6/30/2003     8,939.70      9,286.70     12,425.00      7,485.65


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
             GROWTH &                     LEHMAN        MSCI AC                  GROWTH &                     LEHMAN        MSCI AC
              INCOME                     BROTHERS        WORLD                    INCOME                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2002   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2004    12,123.50     12,220.40     10,529.80     13,433.50
1/31/2003     9,789.00      9,822.31     10,009.00      9,697.85    8/31/2004    12,192.60     12,348.90     10,730.90     13,497.90
2/28/2003     9,712.65      9,775.62     10,147.10      9,531.79    9/30/2004    12,426.70     12,504.80     10,759.90     13,757.60
3/31/2003     9,752.47      9,756.37     10,139.00      9,505.60    10/31/2004   12,538.50     12,732.20     10,850.20     14,097.60
4/30/2003    10,311.30     10,311.60     10,223.20     10,354.60    11/30/2004   12,899.60     13,096.20     10,763.40     14,844.40
5/31/2003    10,725.80     10,744.90     10,413.30     10,951.40    12/31/2004   13,197.60     13,446.70     10,862.50     15,415.50
6/30/2003    10,843.80     10,850.30     10,392.50     11,145.00    1/31/2005    13,041.80     13,300.50     10,930.90     15,071.40
7/31/2003    10,912.10     10,837.90     10,043.30     11,373.40    2/28/2005    13,249.20     13,525.50     10,866.40     15,555.60
8/31/2003    11,064.90     11,008.50     10,109.60     11,621.80    3/31/2005    13,053.10     13,343.70     10,811.00     15,260.10
9/30/2003    11,157.80     11,167.10     10,377.50     11,695.60    4/30/2005    12,905.60     13,246.90     10,956.90     14,938.30
10/31/2003   11,584.00     11,524.50     10,281.00     12,392.00    5/31/2005    13,166.30     13,451.50     11,075.30     15,215.10
11/30/2003   11,728.80     11,642.50     10,305.70     12,583.60    6/30/2005    13,265.10     13,554.50     11,136.20     15,353.50
12/31/2003   12,093.60     12,130.00     10,410.80     13,376.20    7/31/2005    13,543.60     13,791.00     11,034.80     15,893.30
1/31/2004    12,265.30     12,287.20     10,494.00     13,593.70    8/31/2005    13,587.00     13,927.80     11,176.10     16,020.50
2/29/2004    12,377.00     12,466.40     10,607.40     13,826.20    9/30/2005    13,665.80     14,089.90     11,061.00     16,441.20
3/31/2004    12,353.40     12,457.10     10,687.00     13,739.90    10/31/2005   13,456.70     13,842.00     10,973.60     16,045.60
4/30/2004    12,122.40     12,178.60     10,409.10     13,466.10    11/30/2005   13,779.70     14,147.60     11,021.90     16,588.90
5/31/2004    12,183.00     12,230.70     10,367.50     13,598.10    12/31/2005   13,902.30     14,391.60     11,126.60     16,960.70
6/30/2004    12,364.60     12,412.40     10,426.50     13,883.10


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
             GROWTH &                     LEHMAN        MSCI AC                  GROWTH &                     LEHMAN        MSCI AC
              INCOME                     BROTHERS        WORLD                    INCOME                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)     BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
9/30/2003     9,425.00     10,000.00     10,000.00     10,000.00    11/30/2004   10,970.40     11,727.40     10,371.90     12,692.30
10/31/2003    9,784.09     10,320.10      9,907.00     10,595.40    12/31/2004   11,239.20     12,041.30     10,467.30     13,180.70
11/30/2003    9,913.24     10,425.70      9,930.78     10,759.30    1/31/2005    11,106.50     11,910.40     10,533.30     12,886.40
12/31/2003   10,222.50     10,862.20     10,032.10     11,436.90    2/28/2005    11,289.80     12,111.90     10,471.10     13,300.50
1/31/2004    10,382.00     11,003.00     10,112.30     11,623.00    3/31/2005    11,125.00     11,949.10     10,417.70     13,047.80
2/29/2004    10,476.50     11,163.50     10,221.50     11,821.80    4/30/2005    11,007.00     11,862.40     10,558.40     12,772.60
3/31/2004    10,460.80     11,155.10     10,298.20     11,748.00    5/31/2005    11,236.00     12,045.60     10,672.40     13,009.30
4/30/2004    10,279.80     10,905.80     10,030.50     11,513.90    6/30/2005    11,322.50     12,137.80     10,731.10     13,127.60
5/31/2004    10,330.20     10,952.40      9,990.33     11,626.70    7/31/2005    11,567.10     12,349.70     10,633.40     13,589.10
6/30/2004    10,492.30     11,115.20     10,047.30     11,870.40    8/31/2005    11,619.10     12,472.20     10,769.50     13,697.90
7/31/2004    10,295.10     10,943.20     10,146.70     11,486.00    9/30/2005    11,691.20     12,617.30     10,658.60     14,057.60
8/31/2004    10,353.80     11,058.30     10,340.50     11,541.10    10/31/2005   11,520.50     12,395.30     10,574.40     13,719.40
9/30/2004    10,560.80     11,197.90     10,368.50     11,763.10    11/30/2005   11,795.80     12,669.00     10,621.00     14,184.00
10/31/2004   10,663.30     11,401.50     10,455.60     12,053.80    12/31/2005   11,910.20     12,887.50     10,721.80     14,501.80


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS                A CLASS
INCEPTION DATE                  12/27/00         12/27/00           12/30/02                9/29/03
                              ----------------------------------------------------------------------------
                                   NAV              NAV         NAV        CDSC(2)      NAV        POP(3)
----------------------------------------------------------------------------------------------------------
One Year                          6.43%             5.91%       5.32%       4.27%     5.97%        -0.12%
Five Years                        3.53%             3.04%         n/a         n/a       n/a           n/a
Ten Years                           n/a               n/a         n/a         n/a       n/a           n/a
Since Inception, Annualized       3.55%             3.06%      11.65%         n/a    10.75%         7.87%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR      # OF ISSUES      ALLOCATION(6)
           --------------------------------------------------------------------------------
           EQUITY FUNDS
[graphic]  GROWTH - INTECH                                        125            19.9%
[graphic]  VALUE - Wellington Management Group                    103            17.8%
[graphic]  SMALL TO MID CAP - SSgA Funds Mgmt                     389             9.9%
[graphic]  INTERNATIONAL - Pictet Asset Mgmt                      108            12.4%

           FIXED-INCOME FUNDS                                                                       [PIE CHART]
[graphic]  HIGH YIELD BOND - FMA Advisors                         101             5.0%
[graphic]  INTERMEDIATE FIXED - Cypress Asset Mgmt                106             7.5%               EQUITY 60%
[graphic]  SHORT-INT FIXED - Cypress Asset Mgmt                   140            20.7%            FIXED-INCOME 40%
[graphic]  MORTGAGE - BlackRock Financial Mgmt                    358             4.0%
[graphic]  US GOVT MONEY/CASH - Accessor Capital                   31             3.0%
           --------------------------------------------------------------------------------
           TOTAL                                                1,461           100.2%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5) The Composite Index is made up of 40% Lehman Brothers Aggregate Bond Index and 60% MSCI AC World Free Index.
(6) Percentages are based on net assets of the Fund as of December 31, 2005.

--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD FREE INDEX (ACWI) IS AN UNMANAGED INDEX WHICH REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      29

--------------------------------------------------------------------------------
[Graphic]                    GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Stocks outperformed bonds in 2005, and international stocks turned in the strongest returns. Emerging markets and Japanese issues drove the gains in overseas equity markets. The strengthening U.S. dollar restrained performance (in U.S. dollar terms) of developed markets but did not affect the overall performance of emerging countries' stocks. In the U.S., the value style outperformed the growth style for the sixth consecutive year; and small to mid cap stocks beat their larger peers for the fifth year in a row. Overall, however, domestic equity results were low relative to historical averages. The S&P 500 Index gained 4.91% in 2005, compared to annual returns above 12% on average since 1963.

The yield curve rose at the short end, as the Federal Reserve Board's actions increased short-term interest rates. We also saw the curve flatten during 2005, as rates for longer-maturity instruments increased minimally. In fact, the yield curve ultimately inverted just before year end. Bond returns by maturity reflected this activity: cash equivalents (3- and 6-month Treasury Bills) outperformed as their yields kept pace with Fed interest rate increases in 2005; bonds with long maturities (10+ years) also outperformed as the yield curve's movement was negligible at the long end--reflecting demand from overseas investors for long U.S. government bonds. Treasuries outperformed other segments of the bond market, followed by agencies. Corporate bonds were the worst performing fixed-income sector in 2005, led by the unraveling of the U.S.
automotive industry along with a sharp increase in shareholder-friendly activities and continued corporate event risk. High yield corporate bonds were not rewarded for the additional credit risk associated with such investments, and they actually underperformed Treasuries in 2005.

o     REVIEW OF FUND PERFORMANCE

The Growth Allocation Fund's total return for 2005 was 7.73%, while the return for its benchmark composite index (a mix of the MSCI All Country World Free Index and the Lehman Brothers Aggregate Bond Index), for the same period was 8.53%. The Fund had a neutral ratio of stocks to bonds throughout 2005. This stance was beneficial, since stocks (even with their mediocre performance relative to historical trends) outperformed bonds.

The Fund's exposure to international stocks, 20% of the equity portion of the Fund, on average for the year, was favorable. Decisions to underweight small to mid cap and value were detrimental from a purely allocation standpoint. The outperformance of the Accessor Small to Mid Cap Fund, however, mitigated the underweighting; and the Accessor Growth Fund outperformed both its benchmark and the Accessor Value Fund--rendering that allocation decision positive in the end as well.

Lastly, the fixed-income segment of the Fund benefited from its relatively short duration stance throughout 2005. Further, that this strategy was implemented with an overweighting in the Accessor U.S. Government Money Fund was an additional advantage, since the U.S. Government Money Fund fared unusually well relative to other Accessor bond funds. The Fund was slightly underweighted in high yield bonds during the year. This tactic worked well too, since the performance of high yield bonds in 2005 failed to justify the incremental risks associated with that asset class. The underperformance of the Accessor Mortgage Securities Fund was a modest negative for the Fund during the year.

In general, the equity portion of the Fund has significantly less exposure to international equity securities than the composite benchmark, in accordance with the target allocations set forth in the prospectus. This means that the Fund has potentially less risk than the benchmark. In 2005, this reduced risk led to lower returns versus the composite benchmark, although the Fund did well in absolute terms. Also, the underlying Accessor bond funds held by the Fund generally hold bonds with lower average durations than the benchmark. As a result, the Fund is exposed to less interest rate risk than the benchmark but potentially at the cost of lower returns for the lower risk taken.




ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
30                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
        GROWTH ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
              GROWTH                     BROTHERS        WORLD                    GROWTH                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)    BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     8,371.82      8,436.95     12,007.50      7,639.07
1/31/2001    10,207.00     10,188.00     10,163.00     10,194.20    8/31/2003     8,532.56      8,595.53     12,086.80      7,805.94
2/28/2001     9,513.94      9,517.81     10,251.40      9,333.83    9/30/2003     8,588.02      8,684.70     12,407.10      7,855.45
3/31/2001     8,980.21      9,028.65     10,302.70      8,722.53    10/31/2003    9,036.32      9,082.24     12,291.70      8,323.19
4/30/2001     9,521.72      9,556.75     10,259.40      9,369.43    11/30/2003    9,197.16      9,198.97     12,321.20      8,451.92
5/31/2001     9,521.72      9,473.27     10,321.00      9,253.07    12/31/2003    9,569.65      9,681.23     12,446.90      8,984.24
6/30/2001     9,363.66      9,244.09     10,360.20      8,964.46    1/31/2004     9,745.73      9,822.71     12,546.50      9,130.38
7/31/2001     9,222.27      9,188.12     10,592.20      8,846.42    2/29/2004     9,865.60      9,978.32     12,682.00      9,286.54
8/31/2001     8,852.45      8,857.86     10,714.10      8,423.51    3/31/2004     9,838.97      9,943.44     12,777.10      9,228.55
9/30/2001     8,155.77      8,254.93     10,838.30      7,682.38    4/30/2004     9,641.20      9,733.23     12,444.90      9,044.66
10/31/2001    8,318.07      8,416.60     11,064.90      7,830.31    5/31/2004     9,718.33      9,801.76     12,395.10      9,133.31
11/30/2001    8,709.02      8,792.73     10,912.20      8,294.74    6/30/2004     9,917.56      9,977.30     12,465.70      9,324.76
12/31/2001    8,830.07      8,826.55     10,842.30      8,347.89    7/31/2004     9,655.73      9,738.57     12,589.20      9,022.77
1/31/2002     8,640.22      8,627.69     10,930.20      8,095.89    8/31/2004     9,698.22      9,813.12     12,829.60      9,066.04
2/28/2002     8,524.44      8,585.78     11,036.20      8,027.09    9/30/2004     9,952.31      9,969.44     12,864.20      9,240.44
3/31/2002     8,826.21      8,862.36     10,853.00      8,383.63    10/31/2004   10,058.80     10,183.30     12,972.30      9,468.81
4/30/2002     8,635.56      8,658.56     11,063.50      8,101.99    11/30/2004   10,470.20     10,598.50     12,868.50      9,970.39
5/31/2002     8,601.89      8,689.34     11,157.60      8,120.77    12/31/2004   10,790.60     10,944.30     12,986.90     10,354.00
6/30/2002     8,146.85      8,284.11     11,254.60      7,629.72    1/31/2005    10,620.10     10,762.60     13,068.70     10,122.80
7/31/2002     7,592.05      7,746.37     11,390.80      6,987.55    2/28/2005    10,862.20     11,026.60     12,991.60     10,448.10
8/31/2002     7,633.04      7,785.44     11,583.30      7,002.09    3/31/2005    10,668.90     10,847.70     12,925.40     10,249.60
9/30/2002     7,030.80      7,127.07     11,771.00      6,233.57    4/30/2005    10,497.10     10,694.00     13,099.90     10,033.50
10/31/2002    7,423.11      7,542.36     11,716.80      6,694.78    5/31/2005    10,761.70     10,875.70     13,241.30     10,219.40
11/30/2002    7,753.44      7,868.58     11,713.30      7,057.23    6/30/2005    10,866.00     10,966.70     13,314.20     10,312.40
12/31/2002    7,462.69      7,597.33     11,955.80      6,716.61    7/31/2005    11,195.30     11,255.20     13,193.00     10,674.90
1/31/2003     7,248.51      7,415.06     11,966.50      6,513.67    8/31/2005    11,231.10     11,356.10     13,361.90     10,760.30
2/28/2003     7,158.63      7,333.95     12,131.70      6,402.13    9/30/2005    11,347.90     11,571.30     13,224.20     11,042.90
3/31/2003     7,204.44      7,316.65     12,122.00      6,384.54    10/31/2005   11,139.10     11,330.20     13,119.80     10,777.20
4/30/2003     7,739.01      7,851.56     12,222.60      6,954.75    11/30/2005   11,491.10     11,647.20     13,177.50     11,142.10
5/31/2003     8,141.44      8,242.82     12,449.90      7,355.62    12/31/2005   11,616.40     11,878.10     13,302.70     11,391.80
6/30/2003     8,252.98      8,356.10     12,425.00      7,485.65


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
              GROWTH                     BROTHERS        WORLD                    GROWTH                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)    BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2000   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2003     8,260.23      8,436.95     12,007.50      7,639.07
1/31/2001    10,207.00     10,188.00     10,163.00     10,194.20    8/31/2003     8,418.83      8,595.53     12,086.80      7,805.94
2/28/2001     9,500.68      9,517.81     10,251.40      9,333.83    9/30/2003     8,469.34      8,684.70     12,407.10      7,855.45
3/31/2001     8,968.64      9,028.65     10,302.70      8,722.53    10/31/2003    8,911.44      9,082.24     12,291.70      8,323.19
4/30/2001     9,509.45      9,556.75     10,259.40      9,369.43    11/30/2003    9,062.93      9,198.97     12,321.20      8,451.92
5/31/2001     9,502.79      9,473.27     10,321.00      9,253.07    12/31/2003    9,426.36      9,681.23     12,446.90      8,984.24
6/30/2001     9,340.29      9,244.09     10,360.20      8,964.46    1/31/2004     9,599.80      9,822.71     12,546.50      9,130.38
7/31/2001     9,192.72      9,188.12     10,592.20      8,846.42    2/29/2004     9,703.48      9,978.32     12,682.00      9,286.54
8/31/2001     8,824.09      8,857.86     10,714.10      8,423.51    3/31/2004     9,679.22      9,943.44     12,777.10      9,228.55
9/30/2001     8,126.10      8,254.93     10,838.30      7,682.38    4/30/2004     9,477.89      9,733.23     12,444.90      9,044.66
10/31/2001    8,287.81      8,416.60     11,064.90      7,830.31    5/31/2004     9,553.71      9,801.76     12,395.10      9,133.31
11/30/2001    8,670.71      8,792.73     10,912.20      8,294.74    6/30/2004     9,738.10      9,977.30     12,465.70      9,324.76
12/31/2001    8,786.90      8,826.55     10,842.30      8,347.89    7/31/2004     9,481.02      9,738.57     12,589.20      9,022.77
1/31/2002     8,590.95      8,627.69     10,930.20      8,095.89    8/31/2004     9,516.10      9,813.12     12,829.60      9,066.04
2/28/2002     8,475.83      8,585.78     11,036.20      8,027.09    9/30/2004     9,768.27      9,969.44     12,864.20      9,240.44
3/31/2002     8,771.64      8,862.36     10,853.00      8,383.63    10/31/2004    9,865.95     10,183.30     12,972.30      9,468.81
4/30/2002     8,575.15      8,658.56     11,063.50      8,101.99    11/30/2004   10,269.50     10,598.50     12,868.50      9,970.39
5/31/2002     8,534.85      8,689.34     11,157.60      8,120.77    12/31/2004   10,578.60     10,944.30     12,986.90     10,354.00
6/30/2002     8,085.06      8,284.11     11,254.60      7,629.72    1/31/2005    10,404.00     10,762.60     13,068.70     10,122.80
7/31/2002     7,527.19      7,746.37     11,390.80      6,987.55    2/28/2005    10,634.00     11,026.60     12,991.60     10,448.10
8/31/2002     7,567.84      7,785.44     11,583.30      7,002.09    3/31/2005    10,439.40     10,847.70     12,925.40     10,249.60
9/30/2002     6,969.22      7,127.07     11,771.00      6,233.57    4/30/2005    10,271.30     10,694.00     13,099.90     10,033.50
10/31/2002    7,351.14      7,542.36     11,716.80      6,694.78    5/31/2005    10,522.90     10,875.70     13,241.30     10,219.40
11/30/2002    7,671.65      7,868.58     11,713.30      7,057.23    6/30/2005    10,619.80     10,966.70     13,314.20     10,312.40
12/31/2002    7,387.03      7,597.33     11,955.80      6,716.61    7/31/2005    10,941.50     11,255.20     13,193.00     10,674.90
1/31/2003     7,175.02      7,415.06     11,966.50      6,513.67    8/31/2005    10,970.00     11,356.10     13,361.90     10,760.30
2/28/2003     7,079.59      7,333.95     12,131.70      6,402.13    9/30/2005    11,080.80     11,571.30     13,224.20     11,042.90
3/31/2003     7,123.49      7,316.65     12,122.00      6,384.54    10/31/2005   10,870.20     11,330.20     13,119.80     10,777.20
4/30/2003     7,644.93      7,851.56     12,222.60      6,954.75    11/30/2005   11,213.70     11,647.20     13,177.50     11,142.10
5/31/2003     8,043.23      8,242.82     12,449.90      7,355.62    12/31/2005   11,330.40     11,878.10     13,302.70     11,391.80
6/30/2003     8,150.20      8,356.10     12,425.00      7,485.65


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
              GROWTH                     BROTHERS        WORLD                    GROWTH                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)    BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
12/31/2002   10,000.00     10,000.00     10,000.00     10,000.00    7/31/2004    12,744.80     12,818.40     10,529.80     13,433.50
1/31/2003     9,704.00      9,760.08     10,009.00      9,697.85    8/31/2004    12,792.00     12,916.50     10,730.90     13,497.90
2/28/2003     9,573.97      9,653.32     10,147.10      9,531.79    9/30/2004    13,118.20     13,122.30     10,759.90     13,757.60
3/31/2003     9,636.20      9,630.55     10,139.00      9,505.60    10/31/2004   13,249.40     13,403.80     10,850.20     14,097.60
4/30/2003    10,341.60     10,334.60     10,223.20     10,354.60    11/30/2004   13,774.00     13,950.40     10,763.40     14,844.40
5/31/2003    10,871.10     10,849.60     10,413.30     10,951.40    12/31/2004   14,185.90     14,405.40     10,862.50     15,415.50
6/30/2003    11,013.50     10,998.70     10,392.50     11,145.00    1/31/2005    13,951.80     14,166.30     10,930.90     15,071.40
7/31/2003    11,162.20     11,105.20     10,043.30     11,373.40    2/28/2005    14,261.60     14,513.70     10,866.40     15,555.60
8/31/2003    11,366.40     11,313.90     10,109.60     11,621.80    3/31/2005    13,994.90     14,278.30     10,811.00     15,260.10
9/30/2003    11,432.30     11,431.20     10,377.50     11,695.60    4/30/2005    13,750.00     14,076.00     10,956.90     14,938.30
10/31/2003   12,020.00     11,954.50     10,281.00     12,392.00    5/31/2005    14,088.20     14,315.10     11,075.30     15,215.10
11/30/2003   12,225.50     12,108.20     10,305.70     12,583.60    6/30/2005    14,212.20     14,435.00     11,136.20     15,353.50
12/31/2003   12,703.50     12,742.90     10,410.80     13,376.20    7/31/2005    14,635.70     14,814.70     11,034.80     15,893.30
1/31/2004    12,937.30     12,929.20     10,494.00     13,593.70    8/31/2005    14,673.80     14,947.50     11,176.10     16,020.50
2/29/2004    13,077.00     13,134.00     10,607.40     13,826.20    9/30/2005    14,810.20     15,230.70     11,061.00     16,441.20
3/31/2004    13,033.80     13,088.10     10,687.00     13,739.90    10/31/2005   14,527.30     14,913.50     10,973.60     16,045.60
4/30/2004    12,753.60     12,811.40     10,409.10     13,466.10    11/30/2005   14,969.00     15,330.60     11,021.90     16,588.90
5/31/2004    12,856.90     12,901.60     10,367.50     13,598.10    12/31/2005   15,126.20     15,634.60     11,126.60     16,960.70
6/30/2004    13,101.20     13,132.60     10,426.50     13,883.10


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------------------------------    ----------------------------------------------------------------
                                          LEHMAN        MSCI AC                                               LEHMAN        MSCI AC
              GROWTH                     BROTHERS        WORLD                    GROWTH                     BROTHERS        WORLD
            ALLOCATION     COMPOSITE     AGGREGATE       FREE                   ALLOCATION     COMPOSITE     AGGREGATE       FREE
  DATE         FUND         INDEX(5)     BOND INDEX      INDEX        DATE         FUND         INDEX(5)    BOND INDEX      INDEX
----------------------------------------------------------------    ----------------------------------------------------------------
9/30/2003     9,425.00     10,000.00     10,000.00     10,000.00    11/30/2004   11,453.20     12,203.70     10,371.90     12,692.30
10/31/2003    9,924.53     10,457.70      9,907.00     10,595.40    12/31/2004   11,802.50     12,601.80     10,467.30     13,180.70
11/30/2003   10,101.20     10,592.20      9,930.78     10,759.30    1/31/2005    11,616.10     12,392.60     10,533.30     12,886.40
12/31/2003   10,497.20     11,147.50     10,032.10     11,436.90    2/28/2005    11,872.80     12,696.50     10,471.10     13,300.50
1/31/2004    10,697.60     11,310.40     10,112.30     11,623.00    3/31/2005    11,660.20     12,490.60     10,417.70     13,047.80
2/29/2004    10,813.20     11,489.50     10,221.50     11,821.80    4/30/2005    11,465.50     12,313.60     10,558.40     12,772.60
3/31/2004    10,785.10     11,449.40     10,298.20     11,748.00    5/31/2005    11,754.50     12,522.80     10,672.40     13,009.30
4/30/2004    10,560.70     11,207.30     10,030.50     11,513.90    6/30/2005    11,867.30     12,627.70     10,731.10     13,127.60
5/31/2004    10,653.70     11,286.20     9,990.33      11,626.70    7/31/2005    12,219.80     12,959.80     10,633.40     13,589.10
6/30/2004    10,864.60     11,488.40     10,047.30     11,870.40    8/31/2005    12,258.90     13,076.00     10,769.50     13,697.90
7/31/2004    10,577.80     11,213.50     10,146.70     11,486.00    9/30/2005    12,383.90     13,323.70     10,658.60     14,057.60
8/31/2004    10,616.90     11,299.30     10,340.50     11,541.10    10/31/2005   12,148.60     13,046.20     10,574.40     13,719.40
9/30/2004    10,894.00     11,479.30     10,368.50     11,763.10    11/30/2005   12,532.50     13,411.10     10,621.00     14,184.00
10/31/2004   11,010.60     11,725.60     10,455.60     12,053.80    12/31/2005   12,666.60     13,677.00     10,721.80     14,501.80


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS               A CLASS
INCEPTION DATE                  12/27/00         12/27/00           12/30/02               9/29/03
                              --------------------------------------------------------------------------
                                   NAV              NAV         NAV        CDSC(2)    NAV        POP(3)
--------------------------------------------------------------------------------------------------------
One Year                          7.73%             7.12%       6.64%      5.57%      7.32%       1.15%
Five Years                        3.05%             2.53%         n/a        n/a        n/a         n/a
Ten Years                           n/a               n/a         n/a        n/a        n/a         n/a
Since Inception, Annualized       3.04%             2.53%      14.89%        n/a     13.67%      10.73%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR      # OF ISSUES      ALLOCATION(6)
           --------------------------------------------------------------------------------
           EQUITY FUNDS
[graphic]  GROWTH - INTECH                                        125            25.6%
[graphic]  VALUE - Wellington Management Group                    103            24.3%
[graphic]  SMALL TO MID CAP - SSgA Funds Mgmt                     389            13.4%
[graphic]  INTERNATIONAL - Pictet Asset Mgmt                      108            16.3%

           FIXED-INCOME FUNDS                                                                 [PIE CHART]
[graphic]  HIGH YIELD BOND - FMA Advisors                         101             4.7%
[graphic]  INTERMEDIATE FIXED - Cypress Asset Mgmt                106             4.1%         EQUITY 80%
[graphic]  SHORT-INT FIXED - Cypress Asset Mgmt                   140             9.9%      FIXED-INCOME 20%
[graphic]  MORTGAGE - BlackRock Financial Mgmt                    358             0.5%
[graphic]  US GOVT MONEY/CASH - Accessor Capital                   31             1.3%
           --------------------------------------------------------------------------------
           TOTAL                                                1,461           100.1%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5) The Composite Index is made up of 20% Lehman Brothers Aggregate Bond Index and 80% MSCI AC World Free Index.
(6) Percentages are based on net assets of the Fund as of December 31, 2005.

--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD FREE INDEX (ACWI) IS AN UNMANAGED INDEX WHICH REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      31

--------------------------------------------------------------------------------
[Graphic]               AGGRESSIVE GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

o     MARKET COMMENTARY

Stocks outperformed bonds in 2005, and international stocks turned in the strongest returns. Emerging markets and Japanese issues drove the gains in overseas equity markets. The strengthening U.S. dollar restrained performance (in U.S. dollar terms) of developed markets but did not affect the overall performance of emerging countries' stocks. In the U.S., the value style outperformed the growth style for the sixth consecutive year; and small to mid cap stocks beat their larger peers for the fifth year in a row. Overall, however, domestic equity results were low relative to historical averages. The S&P 500 Index gained 4.91% in 2005, compared to annual returns above 12% on average since 1963.

o     REVIEW OF FUND PERFORMANCE

The Aggressive Growth Allocation Fund's total return for 2005 was 8.86%, while the return for its benchmark, the MSCI All Country World Free Index, for the same period was 10.02%. The Fund's exposure to international stocks, 20% of the equity portion of the Fund, on average for the year, was favorable. Decisions to underweight small to mid cap and value were detrimental from a purely allocation standpoint. The outperformance of the Accessor Small to Mid Cap Fund, however, mitigated the underweighting; and the Accessor Growth Fund outperformed both its benchmark and the Accessor Value Fund--rendering that allocation decision positive for the Fund in the end as well.

In general, the underlying Accessor Funds held by the Fund hold significantly less in international equity securities than the composite benchmark, in accordance with the target allocations set forth in the prospectus. This means that the Fund has potentially less risk than the benchmark. In 2005, this reduced risk led to lower returns versus the composite benchmark, although the Fund did well in absolute terms.





ALL PERFORMANCE DATA SHOWN ABOVE REFLECTS THE PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND SHARE CLASSES ARE SUBJECT TO HIGHER EXPENSES WHICH NEGATIVELY IMPACT THE PERFORMANCE OF THOSE CLASSES.
--------------------------------------------------------------------------------
32                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund's performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit WWW.ACCESSOR.COM.

--------------------------------------------------------------------------------
                              GROWTH OF $10,000(1)
    AGGRESSIVE GROWTH ALLOCATION FUND VS. UNMANAGED MSCI AC WORLD FREE INDEX
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
              AGGRESSIVE                                    AGGRESSIVE                                    AGGRESSIVE
                GROWTH         MSCI AC                        GROWTH         MSCI AC                        GROWTH         MSCI AC
              ALLOCATION     WORLD FREE                     ALLOCATION     WORLD FREE                     ALLOCATION     WORLD FREE
  DATE           FUND           INDEX           DATE           FUND           INDEX           DATE           FUND           INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
12/31/2000    10,000.00      10,000.00        9/30/2002     6,233.57       6,330.78         5/31/2004      9,133.31       8,990.02
1/31/2001     10,194.20      10,153.00        10/31/2002    6,694.78       6,753.04         6/30/2004      9,324.76       9,185.11
2/28/2001      9,333.83       9,279.84        11/30/2002    7,057.23       7,068.40         7/31/2004      9,022.77       8,868.22
3/31/2001      8,722.53       8,633.04        12/31/2002    6,716.61       6,742.55         8/31/2004      9,066.04       8,888.62
4/30/2001      9,369.43       9,286.56        1/31/2003     6,513.67       6,500.49         9/30/2004      9,240.44       9,171.27
5/31/2001      9,253.07       9,266.13        2/28/2003     6,402.13       6,386.09         10/31/2004     9,468.81       9,279.50
6/30/2001      8,964.46       9,105.82        3/31/2003     6,384.54       6,419.93         11/30/2004     9,970.39       9,744.40
7/31/2001      8,846.42       8,905.50        4/30/2003     6,954.75       6,936.74         12/31/2004    10,354.00      10,102.00
8/31/2001      8,423.51       8,445.97        5/31/2003     7,355.62       7,366.81         1/31/2005     10,122.90       9,899.98
9/30/2001      7,682.38       7,685.83        6/30/2003     7,485.65       7,460.37         2/28/2005     10,448.10      10,170.30
10/31/2001     7,830.31       7,838.78        7/31/2003     7,639.07       7,608.09         3/31/2005     10,249.60       9,961.76
11/30/2001     8,294.74       8,272.27        8/31/2003     7,805.94       7,769.38         4/30/2005     10,033.50       9,752.56
12/31/2001     8,347.89       8,431.09        9/30/2003     7,855.45       7,789.58         5/31/2005     10,219.40      10,043.20
1/31/2002      8,095.89       8,210.20        10/31/2003    8,323.19       8,267.86         6/30/2005     10,312.40      10,146.60
2/28/2002      8,027.09       8,062.42        11/30/2003    8,451.92       8,436.52         7/31/2005     10,674.90      10,525.10
3/31/2002      8,383.63       8,410.71        12/31/2003    8,984.24       8,814.48         8/31/2005     10,760.30      10,552.50
4/30/2002      8,101.99       8,155.87        1/31/2004     9,130.38       8,989.89         9/30/2005     11,042.90      10,701.30
5/31/2002      8,120.77       8,108.56        2/29/2004     9,286.54       9,117.54         10/31/2005    10,777.20      10,464.80
6/30/2002      7,629.72       7,624.48        3/31/2004     9,228.55       9,083.81         11/30/2005    11,142.10      10,863.50
7/31/2002      6,987.55       6,947.43        4/30/2004     9,044.66       8,868.52         12/31/2005    11,391.80      10,998.20
8/31/2002      7,002.09       6,974.52


INVESTOR CLASS SHARES
12-31-00 through 12-31-05

----------------------------------------      ----------------------------------------      ----------------------------------------
              AGGRESSIVE                                    AGGRESSIVE                                    AGGRESSIVE
                GROWTH         MSCI AC                        GROWTH         MSCI AC                        GROWTH         MSCI AC
              ALLOCATION     WORLD FREE                     ALLOCATION     WORLD FREE                     ALLOCATION     WORLD FREE
  DATE           FUND           INDEX           DATE           FUND           INDEX           DATE           FUND           INDEX
----------------------------------------      ----------------------------------------      ----------------------------------------
12/31/2000    10,000.00      10,000.00        9/30/2002     6,233.57       6,274.03         5/31/2004      9,133.31      8,837.66
1/31/2001     10,194.20      10,160.00        10/31/2002    6,694.78       6,696.90         6/30/2004      9,324.76      9,032.09
2/28/2001      9,333.83       9,279.13        11/30/2002    7,057.23       7,005.63         7/31/2004      9,022.77      8,716.87
3/31/2001      8,722.53       8,624.95        12/31/2002    6,716.61       6,677.07         8/31/2004      9,066.04      8,729.95
4/30/2001      9,369.43       9,271.82        1/31/2003     6,513.67       6,435.36         9/30/2004      9,240.44      9,004.94
5/31/2001      9,253.07       9,251.42        2/28/2003     6,402.13       6,321.45         10/31/2004     9,468.81      9,105.80
6/30/2001      8,964.46       9,091.37        3/31/2003     6,384.54       6,348.00         11/30/2004     9,970.39      9,562.00
7/31/2001      8,846.42       8,877.73        4/30/2003     6,954.75       6,864.73         12/31/2004    10,354.00      9,907.18
8/31/2001      8,423.51       8,424.07        5/31/2003     7,355.62       7,280.73         1/31/2005     10,122.80      9,706.07
9/30/2001      7,682.38       7,656.64        6/30/2003     7,485.65       7,374.65         2/28/2005     10,448.10      9,968.13
10/31/2001     7,830.31       7,809.77        7/31/2003     7,639.07       7,515.51         3/31/2005     10,249.60      9,756.81
11/30/2001     8,294.74       8,236.97        8/31/2003     7,805.94       7,669.57         4/30/2005     10,033.50      9,548.99
12/31/2001     8,347.89       8,389.35        9/30/2003     7,855.45       7,683.38         5/31/2005     10,219.40      9,824.00
1/31/2002      8,095.89       8,167.87        10/31/2003    8,323.19       8,152.83         6/30/2005     10,312.40      9,925.19
2/28/2002      8,027.09       8,013.50        11/30/2003    8,451.92       8,320.78         7/31/2005     10,674.90      10,287.50
3/31/2002      8,383.63       8,362.09        12/31/2003    8,984.24       8,690.23         8/31/2005     10,760.30      10,308.00
4/30/2002      8,101.99       8,107.04        1/31/2004     9,130.38       8,850.99         9/30/2005     11,042.90      10,455.40
5/31/2002      8,120.77       8,053.54        2/29/2004     9,286.54       8,978.45         10/31/2005    10,777.20      10,220.20
6/30/2002      7,629.72       7,569.52        3/31/2004     9,228.55       8,945.23         11/30/2005    11,142.10      10,603.40
7/31/2002      6,987.55       6,898.10        4/30/2004     9,044.66       8,723.39         12/31/2005    11,391.80      10,730.70
8/31/2002      7,002.09       6,918.11


C CLASS SHARES
12-31-02 through 12-31-05

----------------------------------------      ----------------------------------------
              AGGRESSIVE                                    AGGRESSIVE
                GROWTH         MSCI AC                        GROWTH         MSCI AC
              ALLOCATION     WORLD FREE                     ALLOCATION     WORLD FREE
  DATE           FUND           INDEX           DATE           FUND           INDEX
----------------------------------------      ----------------------------------------
12/31/2002    10,000.00      10,000.00        7/31/2004     13,433.50      12,948.80
1/31/2003      9,697.85       9,631.00        8/31/2004     13,497.90      12,959.20
2/28/2003      9,531.79       9,461.49        9/30/2004     13,757.60      13,367.40
3/31/2003      9,505.60       9,501.23        10/31/2004    14,097.60      13,506.40
4/30/2003     10,354.60      10,258.50        11/30/2004    14,844.40      14,183.10
5/31/2003     10,951.40      10,886.30        12/31/2004    15,415.50      14,680.90
6/30/2003     11,145.00      11,015.80        1/31/2005     15,071.40      14,381.50
7/31/2003     11,373.40      11,225.20        2/28/2005     15,555.60      14,759.70
8/31/2003     11,621.80      11,444.00        3/31/2005     15,260.10      14,451.20
9/30/2003     11,695.60      11,463.50        4/30/2005     14,938.30      14,131.80
10/31/2003    12,392.00      12,160.50        5/31/2005     15,215.10      14,540.20
11/30/2003    12,583.60      12,400.00        6/30/2005     15,353.50      14,669.70
12/31/2003    13,376.20      12,948.10        7/31/2005     15,893.30      15,208.00
1/31/2004     13,593.70      13,187.70        8/31/2005     16,020.50      15,227.80
2/29/2004     13,826.20      13,367.00        9/30/2005     16,441.20      15,436.40
3/31/2004     13,739.90      13,306.90        10/31/2005    16,045.60      15,087.60
4/30/2004     13,466.10      12,978.20        11/30/2005    16,588.90      15,645.80
5/31/2004     13,598.10      13,137.80        12/31/2005    16,960.70      15,825.70
6/30/2004     13,883.10      13,426.80


A CLASS SHARES
9-30-03 through 12-31-05

----------------------------------------     ----------------------------------------
              AGGRESSIVE                                   AGGRESSIVE
                GROWTH         MSCI AC                       GROWTH         MSCI AC
              ALLOCATION     WORLD FREE                    ALLOCATION     WORLD FREE
  DATE           FUND           INDEX          DATE           FUND           INDEX
----------------------------------------     ----------------------------------------
9/30/2003     10,000.00       9,425.00       11/30/2004    12,692.30      11,757.20
10/31/2003    10,595.40      10,012.20       12/31/2004    13,180.70      12,181.70
11/30/2003    10,759.30      10,216.40       1/31/2005     12,886.40      11,928.30
12/31/2003    11,436.90      10,663.90       2/28/2005     13,300.50      12,255.10
1/31/2004     11,623.00      10,876.10       3/31/2005     13,047.80      12,003.90
2/29/2004     11,821.80      11,031.70       4/30/2005     12,772.60      11,750.60
3/31/2004     11,748.00      10,983.10       5/31/2005     13,009.30      12,093.80
4/30/2004     11,513.90      10,721.70       6/30/2005     13,127.60      12,208.60
5/31/2004     11,626.70      10,860.00       7/31/2005     13,589.10      12,666.50
6/30/2004     11,870.40      11,096.80       8/31/2005     13,697.90      12,690.50
7/31/2004     11,486.00      10,712.80       9/30/2005     14,057.60      12,870.70
8/31/2004     11,541.10      10,728.90       10/31/2005    13,719.40      12,585.00
9/30/2004     11,763.10      11,063.60       11/30/2005    14,184.00      13,059.50
10/31/2004    12,053.80      11,194.20       12/31/2005    14,501.80      13,214.90


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN(4) FOR THE PERIODS ENDED 12/31/05
--------------------------------------------------------------------------------

                              ADVISOR CLASS   INVESTOR CLASS         C CLASS                A CLASS
INCEPTION DATE                  12/27/00         12/27/00            12/30/02               9/29/03
                              ------------------------------------------------------------------------------
                                   NAV             NAV           NAV        CDSC(2)   NAV          POP(3)
------------------------------------------------------------------------------------------------------------
One Year                          8.86%            8.31%         7.80%      6.72%     8.46%        2.23%
Five Years                        1.92%            1.42%          n/a         n/a       n/a          n/a
Ten Years                           n/a              n/a          n/a         n/a       n/a          n/a
Since Inception, Annualized       1.92%            1.41%        16.64%        n/a    15.72%       12.72%

--------------------------------------------------------------------------------
                         FUND ALLOCATION AS OF 12/31/05
--------------------------------------------------------------------------------

           UNDERLYING ACCESSOR FUND AND FUND SUBADVISOR        # OF ISSUES        ALLOCATION(5)
           ---------------------------------------------------------------------------------------
           EQUITY FUNDS                                                                                    [PIE CHART]
[graphic]  GROWTH - INTECH                                          125                31.8%
[graphic]  VALUE - Wellington Management Group                      103                29.6%               EQUITY 99%
[graphic]  SMALL TO MID CAP - SSgA Funds Mgmt                       389                16.9%             FIXED-INCOME 1%
[graphic]  INTERNATIONAL - Pictet Asset Mgmt                        108                20.5%

           FIXED-INCOME FUNDS
[graphic]  US GOVT MONEY/CASH - Accessor Capital                     31                 1.5%
           ---------------------------------------------------------------------------------------
           TOTAL                                                    756               100.3%

--------------------------------------------------------------------------------

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
(2) Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
(3) POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
(4) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.
(5) Percentages are based on net assets of the Fund as of December 31, 2005.



--------------------------------------------------------------------------------
THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD FREE INDEX
(ACWI) IS AN UNMANAGED INDEX WHICH REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. INVESTORS CANNOT INVEST IN AN INDEX, AND THE RETURN OF AN INDEX DOES NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      33

================================================================================
                     UNDERSTANDING FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of Accessor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable), and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. The information provided below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

o REVIEW YOUR FUND'S EXPENSES: The table below shows the expenses you would have paid on a $1,000 investment in a Fund from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expense paid per $1,000" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
(assuming actual returns for the six months ended December 31, 2005)
--------------------------------------------------------------------------------

UNDERLYING FUND                                   ADVISOR CLASS    INVESTOR CLASS       C CLASS           A CLASS
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND
   Expenses Paid During Period                    $         6.37    $        8.08    $        11.60    $        8.45
   Ending Account Value                                 1,076.58         1,075.21          1,071.18         1,074.90

VALUE FUND
   Expenses Paid During Period                              4.36             5.86              9.48             6.14
   Ending Account Value                                 1,044.59         1,043.66          1,038.80         1,042.62

SMALL TO MID CAP FUND
   Expenses Paid During Period                              6.61             8.60             11.89             8.50
   Ending Account Value                                 1,087.05         1,085.70          1,081.61         1,085.03

INTERNATIONAL EQUITY FUND
   Expenses Paid During Period                              7.69             9.17             13.11             9.62
   Ending Account Value                                 1,160.19         1,158.81          1,153.88         1,157.54

HIGH YIELD BOND FUND
   Expenses Paid During Period                              4.75             6.20              9.81             6.02
   Ending Account Value                                 1,017.64         1,018.35          1,012.57         1,017.21

INTERMEDIATE FIXED-INCOME FUND
   Expenses Paid During Period                              3.70             4.90              8.72             4.91
   Ending Account Value                                 1,000.51         1,000.48            995.60           999.41

SHORT-INTERMEDIATE FIXED-INCOME FUND
   Expenses Paid During Period                              3.69             5.37              8.73             4.94
   Ending Account Value                                 1,008.38         1,007.87          1,004.06         1,006.97

MORTGAGE SECURITIES FUND
   Expenses Paid During Period                              4.63             6.15              9.66             5.94
   Ending Account Value                                 1,003.49         1,002.88            998.39         1,002.99

U.S. GOVERNMENT MONEY FUND
   Expenses Paid During Period                              2.30             4.64              6.54             3.32
   Ending Account Value                                 1,016.31         1,014.08          1,011.05         1,015.20
--------------------------------------------------------------------------------------------------------------------

FUND                                                    EXPENSES
--------------------------------------------------------------------------------------------------------------------
LIMITED DURATION U.S. GOVERNMENT FUND
   Expenses Paid During Period                              2.95
   Ending Account Value                                 1,010.44

--------------------------------------------------------------------------------

* Expenses for each share class are calculated using the Fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table on page 37). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (365 days).

--------------------------------------------------------------------------------
34                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                     UNDERSTANDING FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
(ASSUMING ACTUAL RETURNS FOR THE SIX MONTHS ENDED DECEMBER 31, 2005)
--------------------------------------------------------------------------------

ALLOCATION FUND                                   ADVISOR CLASS    INVESTOR CLASS        C CLASS          A CLASS
--------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
   Expenses Paid During Period                    $         1.05    $        3.68    $         6.29    $        2.90
   Ending Account Value                                 1,083.92         1,081.16          1,078.81         1,082.42

GROWTH ALLOCATION FUND
   Expenses Paid During Period                              1.02             3.51              6.22             2.85
   Ending Account Value                                 1,069.79         1,066.91          1,064.31         1,067.35

GROWTH & INCOME ALLOCATION FUND
   Expenses Paid During Period                              1.02             3.28              6.18             2.84
   Ending Account Value                                 1,054.18         1,051.29          1,048.04         1,051.91

BALANCED ALLOCATION FUND
   Expenses Paid During Period                              1.04             3.46              6.18             2.85
   Ending Account Value                                 1,046.01         1,043.93          1,041.03         1,044.45

INCOME & GROWTH ALLOCATION FUND
   Expenses Paid During Period                              1.03             3.26              6.13             2.83
   Ending Account Value                                 1,031.45         1,030.22          1,026.32         1,029.71

INCOME ALLOCATION FUND
   Expenses Paid During Period                              1.02             3.34              6.07             2.29
   Ending Account Value                                 1,010.71         1,008.50          1,004.88         1,008.80

--------------------------------------------------------------------------------

* Expenses for each share class are calculated using the Fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table on page 37). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (365 days).

--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      35

================================================================================
                     UNDERSTANDING FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------
COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS
--------------------------------------------------------------------------------

o USING THE SEC'S METHOD TO COMPARE EXPENSES: The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your Fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You can use this information to compare the ongoing expenses (but not transactional costs, such as sales charges (loads, redemption fees or exchange fees)) of investing in any Fund with those of other funds. If those transactional costs were included, your costs would have been higher. All mutual funds shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending balance and expenses paid during the period.

--------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
(ASSUMING A HYPOTHETICAL 5% ANNUALIZED RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

UNDERLYING FUND                                   ADVISOR CLASS    INVESTOR CLASS       C CLASS          A CLASS
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND
   Expenses Paid During Period                    $         6.20   $         7.85    $        11.28    $        8.21
   Ending Account Value                                 1,019.07         1,017.42          1,014.01         1,017.06

VALUE FUND
   Expenses Paid During Period                              4.31             5.79              9.38             6.07
   Ending Account Value                                 1,020.94         1,019.47          1,015.90         1,019.19

SMALL TO MID CAP FUND
   Expenses Paid During Period                              6.40             8.31             11.50             8.22
   Ending Account Value                                 1,018.87         1,016.96          1,013.78         1,017.05

INTERNATIONAL EQUITY FUND
   Expenses Paid During Period                              7.19             8.56             12.25             8.99
   Ending Account Value                                 1,018.08         1,016.71          1,013.03         1,016.29

HIGH YIELD BOND FUND
   Expenses Paid During Period                              4.76             6.20              9.82             6.02
   Ending Account Value                                 1,020.50         1,019.06          1,015.46         1,019.24

INTERMEDIATE FIXED-INCOME FUND
   Expenses Paid During Period                              3.74             4.95              8.81             4.97
   Ending Account Value                                 1,021.51         1,020.31          1,016.47         1,020.29

SHORT-INTERMEDIATE FIXED-INCOME FUND
   Expenses Paid During Period                              3.71             5.41              8.78             4.98
   Ending Account Value                                 1,021.53         1,019.85          1,016.50         1,020.28

MORTGAGE SECURITIES FUND
   Expenses Paid During Period                              4.67             6.20              9.74             5.98
   Ending Account Value                                 1,020.59         1,019.07          1,015.54         1,019.28

U.S. GOVERNMENT MONEY FUND
   Expenses Paid During Period                              2.31             4.66              6.56             3.33
   Ending Account Value                                 1,022.92         1,020.60          1,018.70         1,021.91
--------------------------------------------------------------------------------------------------------------------

FUND                                                    EXPENSES
--------------------------------------------------------------------------------------------------------------------
LIMITED DURATION U.S. GOVERNMENT FUND
   Expenses Paid During Period                              2.97
   Ending Account Value                                 1,022.27

--------------------------------------------------------------------------------

* Expenses for each share class are calculated using the Fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table on page 37). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (365 days).

--------------------------------------------------------------------------------
36                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                     UNDERSTANDING FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
(ASSUMING A HYPOTHETICAL 5% ANNUALIZED RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2005)
--------------------------------------------------------------------------------

ALLOCATION FUND                                   ADVISOR CLASS    INVESTOR CLASS        C CLASS          A CLASS
-------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
   Expenses Paid During Period                    $         1.02   $         3.57    $         6.11    $        2.82
   Ending Account Value                                 1,024.19         1,021.67          1,019.15         1,022.42

GROWTH ALLOCATION FUND
   Expenses Paid During Period                              1.00             3.43              6.08             2.79
   Ending Account Value                                 1,024.22         1,021.81          1,019.18         1,022.45

GROWTH & INCOME ALLOCATION FUND
   Expenses Paid During Period                              1.01             3.23              6.09             2.80
   Ending Account Value                                 1,024.21         1,022.01          1,019.17         1,022.44

BALANCED ALLOCATION FUND
   Expenses Paid During Period                              1.02             3.43              6.11             2.82
   Ending Account Value                                 1,024.19         1,021.82          1,019.15         1,022.42

INCOME & GROWTH ALLOCATION FUND
   Expenses Paid During Period                              1.02             3.25              6.11             2.82
   Ending Account Value                                 1,024.19         1,022.00          1,019.15         1,022.42

INCOME ALLOCATION FUND
   Expenses Paid During Period                              1.03             3.36              6.11             2.30
   Ending Account Value                                 1,024.19         1,021.88          1,019.15         1,022.93

--------------------------------------------------------------------------------

* Expenses for each share class are calculated using the Fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table below). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (365 days).

================================================================================

o     FUND CLASS EXPENSE RATIOS

Expenses are equal to the Fund's annualized expense ratio for each share class of the Fund as follows:

---------------------------------------------------------------------------------------------------------------------
FUND                                                ADVISOR CLASS    INVESTOR CLASS       C CLASS          A CLASS
---------------------------------------------------------------------------------------------------------------------
Growth                                                  1.22%            1.54%             2.22%            1.62%
Value                                                   0.85%            1.14%             1.85%            1.19%
Small to Mid Cap                                        1.26%            1.64%             2.27%            1.62%
International Equity                                    1.41%            1.68%             2.41%            1.77%
High Yield Bond                                         0.93%            1.22%             1.93%            1.18%
Intermediate Fixed-Income                               0.73%            0.97%             1.73%            0.98%
Short-Intermediate Fixed-Income                         0.73%            1.06%             1.73%            0.98%
Mortgage Securities                                     0.92%            1.22%             1.92%            1.18%
U.S. Government Money                                   0.45%            0.91%             1.29%            0.65%
Aggressive Growth Allocation                            0.20%            0.70%             1.20%            0.55%
Growth Allocation                                       0.20%            0.67%             1.19%            0.55%
Growth & Income Allocation                              0.20%            0.63%             1.20%            0.55%
Balanced Allocation                                     0.20%            0.67%             1.20%            0.55%
Income & Growth Allocation                              0.20%            0.64%             1.20%            0.55%
Income Allocation                                       0.20%            0.66%             1.20%            0.45%
---------------------------------------------------------------------------------------------------------------------
                                                     EXPENSES
---------------------------------------------------------------------------------------------------------------------
Limited Duration U.S. Government                       0.58%
=====================================================================================================================

--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      37

================================================================================
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE
------------------------------------------------------------------------------

COMMON STOCK (99.3%)

AEROSPACE & DEFENSE (3.1%)
   Boeing                                                 6,500   $   456,560
   Lockheed Martin                                       31,500     2,004,345
   Rockwell Collins                                      31,700     1,473,099
   United Technologies                                    8,200       458,462
                                                                  -----------
                                                                    4,392,466

AIR FREIGHT & LOGISTICS (0.0%)
   United Parcel Service                                    500        37,575
                                                                  -----------
                                                                       37,575

BEVERAGES (2.7%)
   Anheuser Busch                                           600        25,776
   Brown Forman                                          18,100     1,254,692
   Coca-Cola Company                                     41,400     1,668,834
   Pepsi Bottling Group                                   8,600       246,046
   PepsiCo                                               11,200       661,696
                                                                  -----------
                                                                    3,857,044

BIOTECHNOLOGY (1.2%)
   Amgen*                                                 8,300       654,538
   Genzyme*                                               4,900       346,822
   Gilead Sciences*                                       6,200       326,306
   Medimmune*                                            12,000       420,240
                                                                  -----------
                                                                    1,747,906

BUILDING PRODUCTS (0.1%)
   American Standard Companies                            2,700       107,865
                                                                  -----------
                                                                      107,865

CAPITAL MARKETS (2.6%)
   Charles Schwab                                        78,000     1,144,260
   Federated Investors                                    6,600       244,464
   Franklin Resources                                    24,400     2,293,844
                                                                  -----------
                                                                    3,682,568

CHEMICALS (0.2%)
   Du Pont (EI) De Nemours                                  900        38,250
   Ecolab                                                 5,100       184,977
   Praxair                                                1,200        63,552
                                                                  -----------
                                                                      286,779

COMMERCIAL SERVICES & SUPPLIES (1.6%)
   Apollo Group*                                          1,900       114,874
   Automatic Data Processing                             18,200       835,198
   Equifax                                               30,100     1,144,402
   H&R Block                                              8,900       218,495
   Robert Half Intl                                         700        26,523
                                                                  -----------
                                                                    2,339,492

COMMUNICATIONS EQUIPMENT (0.9%)
   Cisco Systems*                                         3,400        58,208
   Corning*                                              57,200     1,124,552
   Qualcomm                                               2,700       116,316
                                                                  -----------
                                                                    1,299,076

COMPUTERS & PERIPHERALS (2.5%)
   Apple Computer*                                       42,200     3,033,758
   International Business Machines                        6,369       523,532
                                                                  -----------
                                                                    3,557,290

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
38                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.0%)
   Ball                                                     900   $    35,748
                                                                  -----------
                                                                       35,748

DIVERSIFIED FINANCIAL SERVICES (2.9%)
   Moody's                                               29,300     1,799,606
   SLM                                                   41,100     2,264,199
                                                                  -----------
                                                                    4,063,805

ELECTRICAL UTILITIES (0.9%)
   TXU                                                   26,800     1,345,092
                                                                  -----------
                                                                    1,345,092

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
   Rockwell Automation                                   12,800       757,248
                                                                  -----------
                                                                      757,248

ENERGY EQUIPMENT & SERVICES (2.8%)
   Baker Hughes                                           8,400       510,552
   BJ Services                                           22,100       810,407
   Halliburton                                           18,000     1,115,280
   Schlumberger                                          15,200     1,476,680
                                                                  -----------
                                                                    3,912,919

FOOD & STAPLES RETAILING (2.6%)
   Sysco                                                 62,700     1,946,835
   Walgreen                                              36,000     1,593,360
   Wal-Mart Stores                                        2,900       135,720
                                                                  -----------
                                                                    3,675,915

FOOD PRODUCTS (5.4%)
   Campbell Soup                                         10,200       303,654
   General Mills                                         18,600       917,352
   Hershey                                               46,000     2,541,500
   Kellogg                                               33,500     1,447,870
   Sara Lee                                              14,900       281,610
   Wm Wrigley Jr. Company                                31,100     2,067,839
                                                                  -----------
                                                                    7,559,825

HEALTH CARE EQUIPMENT & SUPPLIES (5.6%)
   Baxter International                                  21,000       790,650
   Becton Dickinson                                       5,900       354,472
   C.R. Bard                                             15,700     1,034,944
   Guidant                                               28,400     1,838,900
   Hospira*                                              26,900     1,150,782
   Medtronic                                             16,300       938,391
   Millipore Corp*                                       10,200       673,608
   St Jude Medical*                                      11,200       562,240
   Stryker Corp                                          10,100       448,743
   Zimmer Holdings*                                       1,100        74,184
                                                                  -----------
                                                                    7,866,914

HEALTH CARE PROVIDERS & SERVICES (8.2%)
   Coventry Health Care*                                 14,350       817,376
   Express Scripts*                                      27,900     2,338,020
   HCA                                                   72,800     3,676,400
   Patterson Cos*                                           700        23,380
   Quest Diagnostics                                      4,000       205,920
   United Health Group                                   72,000     4,474,080
                                                                  -----------
                                                                   11,535,176

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      39

================================================================================
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.9%)
   Darden Restaurants                                    27,800   $ 1,080,864
   Harrah's Entertainment                                23,100     1,646,799
   Marriott International                                19,400     1,299,218
   Starbucks*                                             5,900       177,059
   Yum! Brands                                           26,600     1,247,008
                                                                  -----------
                                                                    5,450,948

HOUSEHOLD DURABLES (0.4%)
   Fortune Brands                                           900        70,218
   Newell Rubbermaid                                     21,400       508,892
                                                                  -----------
                                                                      579,110

HOUSEHOLD PRODUCTS (5.2%)
   Clorox                                                22,000     1,251,580
   Colgate-Palmolive                                     30,600     1,678,410
   Procter & Gamble                                      75,172     4,350,955
                                                                  -----------
                                                                    7,280,945

INDEPENDENT POWERS (0.2%)
   AES*                                                  13,800       218,454
                                                                  -----------
                                                                      218,454

INDUSTRIAL CONGLOMERATES (4.5%)
   General Electric                                     178,700     6,263,435
                                                                  -----------
                                                                    6,263,435

INSURANCE (0.7%)
   Progressive                                            7,800       910,884
                                                                  -----------
                                                                      910,884

INTERNET & CATALOG RETAIL (0.2%)
   Amazon.Com Inc*                                        4,900       231,035
                                                                  -----------
                                                                      231,035

IT SERVICES (0.4%)
   First Data Corp                                        6,000       258,060
   Paychex                                                5,900       224,908
                                                                  -----------
                                                                      482,968

MACHINERY (0.3%)
   Caterpillar                                            6,700       387,059
   Danaher                                                1,300        72,514
                                                                  -----------
                                                                      459,573

MEDIA (0.9%)
   McGraw Hill                                            7,000       361,410
   Omnicom Group                                         11,200       953,456
                                                                  -----------
                                                                    1,314,866

MULTILINE RETAIL (1.0%)
   Nordstrom                                             34,700     1,297,780
   Target                                                 1,900       104,443
                                                                  -----------
                                                                    1,402,223

OIL, GAS & CONSUMABLE FUELS (10.7%)
   EOG Resources                                         27,400     2,010,338
   Exxon Mobil                                          121,100     6,802,187
   Kinder Morgan                                         23,400     2,151,630
   Sunoco                                                33,000     2,586,540
   XTO Energy                                            32,500     1,428,050
                                                                  -----------
                                                                   14,978,745

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
40                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE
-----------------------------------------------------------------------------

PHARMACEUTICALS (11.8%)
   Abbott Laboratories                                   38,800   $ 1,529,884
   Allergan                                              10,300     1,111,988
   Bristol-Myers Squibb                                  55,600     1,277,688
   Eli Lilly & Co                                        29,900     1,692,041
   Forest Laboratories*                                  59,800     2,432,664
   Johnson & Johnson                                     75,700     4,549,570
   Merck                                                 85,800     2,729,298
   Schering-Plough                                       16,500       344,025
   Wyeth                                                 18,400       847,688
                                                                  -----------
                                                                   16,514,846

REAL ESTATE (1.4%)
   Public Storage                                         3,400       230,248
   Simon Property Group                                  23,200     1,777,816
                                                                  -----------
                                                                    2,008,064

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
   Broadcom*                                             15,000       707,250
   Intel                                                 56,800     1,417,728
   National Semiconductor                                58,000     1,506,840
   Nvidia*                                               12,000       438,720
   Texas Instruments                                     66,400     2,129,448
   Xilinx                                                 1,100        27,731
                                                                  -----------
                                                                    6,227,717

SOFTWARE (5.2%)
   Autodesk                                               7,500       322,125
   Citrix Systems*                                       21,600       621,648
   Intuit*                                               20,300     1,081,990
   Mercury Interactive*                                   1,000        27,790
   Microsoft                                            158,200     4,136,930
   Oracle*                                               90,600     1,106,226
                                                                  -----------
                                                                    7,296,709

SPECIALTY RETAIL (0.5%)
   Autozone*                                              6,000       550,500
   Best Buy                                                 900        39,132
   Lowe's                                                   100         6,666
   Sherwin Williams                                       2,600       118,092
   TJX Companies                                          2,100        48,783
                                                                  -----------
                                                                      763,173

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
   Coach*                                                 2,800        93,352
   Nike Inc - Class B                                     3,800       329,802
                                                                  -----------
                                                                      423,154

TOBACCO (3.4%)
   Altria Group                                          54,700     4,087,184
   UST                                                   17,400       710,442
                                                                  -----------
                                                                    4,797,626

TOTAL COMMON STOCK (IDENTIFIED COST $125,222,865)                 139,665,178
                                                                  -----------

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      41

================================================================================
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                         INTEREST          MATURITY      PRINCIPAL
DESCRIPTION                                                RATE              DATE          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.6%)

  FIFTH THIRD REPURCHASE AGREEMENT                         3.45%          01/03/2006     $ 807,863     $     807,863
  DATED 12/30/05 (Repurchase value $808,173                                                            -------------
  collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $807,863)                                                      807,863
                                                                                                       -------------

TOTAL INVESTMENTS (99.9%) (IDENTIFIED COST $126,030,728)(1)                                              140,473,041

TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)                                                                   182,404
                                                                                                       -------------
TOTAL NET ASSETS (100.0%)                                                                              $ 140,655,445
                                                                                                       =============

--------------------------------------------------------------------------------
*     Non-income producing security.
(1)   See Note 6 for important tax information.
(2)   See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
42                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                           SHARES        VALUE
------------------------------------------------------------------------------

COMMON STOCK (96.7%)

AEROSPACE & DEFENSE (2.9%)
  General Dynamics                                     10,500   $    1,197,525
  Lockheed Martin                                      34,700        2,207,961
                                                                --------------
                                                                     3,405,486

AIR FREIGHT & LOGISTICS (0.5%)
  United Parcel Service                                 7,600          571,140
                                                                --------------
                                                                       571,140
BIOTECHNOLOGY (0.5%)
  Millennium Pharmaceutical*                           58,700          569,390
                                                                --------------
                                                                       569,390
BUILDING PRODUCTS (0.6%)
  American Standard                                     7,800          311,610
  Masco                                                13,700          413,603
                                                                --------------
                                                                       725,213
CAPITAL MARKETS (6.3%)
  American Capital                                     26,900          974,049
  Goldman Sachs                                        18,300        2,337,093
  Lehman Brothers Holdings                             14,300        1,832,831
  Merrill Lynch                                         9,500          643,435
  Northern Trust                                       15,300          792,846
  State Street                                         13,700          759,528
                                                                --------------
                                                                     7,339,782
CHEMICALS (1.2%)
  Air Products & Chemicals                             13,200          781,308
  Ashland                                              10,300          596,370
                                                                --------------
                                                                     1,377,678
COMMERCIAL BANKS (9.6%)
  Bank of America                                     126,300        5,828,745
  Comerica                                             30,800        1,748,208
  KeyCorp                                              14,800          487,364
  National City                                         8,100          271,917
  Unionbancal                                          19,700        1,353,784
  US Bancorp                                           49,700        1,485,533
                                                                --------------
                                                                    11,175,551
COMMERCIAL SERVICES & SUPPLIES (1.5%)
  Waste Management                                     57,100        1,732,985
                                                                --------------
                                                                     1,732,985
COMMUNICATIONS EQUIPMENT (2.5%)
  Corning*                                             45,200          888,632
  Motorola                                             55,000        1,242,450
  Qualcomm                                             18,000          775,440
                                                                --------------
                                                                     2,906,522
COMPUTERS & PERIPHERALS (1.8%)
  EMC*                                                 19,200          261,504
  Hewlett-Packard                                      62,000        1,775,060
                                                                --------------
                                                                     2,036,564
CONSTRUCTION MATERIALS (0.3%)
  Lafarge                                               6,400          352,128
                                                                --------------
                                                                       352,128

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      43

================================================================================
                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                           SHARES         VALUE
------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
  Capital One Financial                                18,600   $    1,607,040
                                                                --------------
                                                                     1,607,040
DIVERSIFIED FINANCIAL SERVICES (5.5%)
  Citigroup                                           119,687        5,808,410
  JP Morgan Chase                                      13,300          527,877
                                                                --------------
                                                                     6,336,287
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
  AT&T                                                 47,600        1,165,724
  CenturyTel                                           36,700        1,216,972
  Verizon Communications                               18,100          545,172
                                                                --------------
                                                                     2,927,868
ELECTRIC UTILITIES (1.1%)
  Cinergy                                               5,400          229,284
  Exelon                                                6,500          345,410
  Pepco Holdings                                       31,600          706,892
                                                                --------------
                                                                     1,281,586
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
  Jabil Circuit*                                       18,800          697,292
                                                                --------------
                                                                       697,292
FOOD & STAPLES RETAILING (0.4%)
  SuperValu                                            13,300          431,984
                                                                --------------
                                                                       431,984
GAS UTILITIES (0.3%)
  Atmos Energy                                         15,000          392,400
                                                                --------------
                                                                       392,400
HEALTH CARE PROVIDERS & SERVICES (3.4%)
  Aetna                                                 5,400          509,274
  Cardinal Health                                       7,400          508,750
  Cigna                                                 7,400          826,580
  Humana*                                               8,200          445,506
  McKesson                                             30,900        1,594,131
                                                                --------------
                                                                     3,884,241
HOTELS, RESTAURANTS & LEISURE (0.9%)
  McDonalds                                            29,800        1,004,856
                                                                --------------
                                                                     1,004,856
HOUSEHOLD DURABLES (1.9%)
  Centex                                                4,600          328,854
  DR Horton                                            23,200          828,936
  Standard-Pacific                                     12,600          463,680
  Whirlpool                                             7,200          603,072
                                                                --------------
                                                                     2,224,542
INDUSTRIAL CONGLOMERATES (2.5%)
  3M                                                   13,600        1,054,000
  General Electric                                     51,000        1,787,550
                                                                --------------
                                                                     2,841,550
INSURANCE (8.0%)
  Ace                                                  18,800        1,004,672
  Allstate                                             13,500          729,945
  Everest Re Group                                      1,600          160,560
  Hartford Financial Services Group                    16,300        1,400,007

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
44                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                            SHARES       VALUE
------------------------------------------------------------------------------

INSURANCE - CONTINUED
  MBIA                                                 26,100   $    1,570,176
  St. Paul Travelers                                   57,859        2,584,562
  UnumProvident                                        79,700        1,813,175
                                                                --------------
                                                                     9,263,097
IT SERVICES (1.4%)
  Computer Sciences*                                   10,100          511,464
  First Data                                           17,812          766,094
  Sabre Holdings                                       15,300          368,883
                                                                --------------
                                                                     1,646,441
MACHINERY (4.8%)
  Caterpillar                                          22,300        1,288,271
  Cummins                                               3,800          340,974
  Eaton                                                11,000          737,990
  Ingersoll-Rand                                       61,800        2,494,866
  Parker Hannifin                                      11,200          738,752
                                                                --------------
                                                                     5,600,853
MEDIA (6.3%)
  Comcast*                                             69,273        1,798,327
  Time Warner                                         163,100        2,844,464
  Univision*                                           19,700          578,983
  Viacom*                                              61,500        2,004,900
  Walt Disney                                           4,900          117,453
                                                                --------------
                                                                     7,344,127
MULTILINE RETAIL (0.5%)
  Federated Department                                  9,300          616,869
                                                                --------------
                                                                       616,869
MULTI-UTILITIES (2.7%)
  Nisource                                             59,000        1,230,740
  PG&E                                                 11,700          434,304
  Puget Energy                                         15,300          312,426
  Xcel Energy                                          65,000        1,199,900
                                                                --------------
                                                                     3,177,370
OFFICE ELECTRONICS (0.5%)
  Xerox*                                               39,400          577,210
                                                                --------------
                                                                       577,210
OIL, GAS & CONSUMABLE FUELS (8.4%)
  Amerada Hess                                          2,000          253,640
  ChevronTexaco                                        55,831        3,169,526
  ConocoPhillips                                       61,046        3,551,656
  Devon Energy                                          5,612          350,974
  Exxon Mobil                                          35,800        2,010,886
  Valero Energy                                         7,500          387,000
                                                                --------------
                                                                     9,723,682
PAPER & FOREST PRODUCTS (1.7%)
  MeadWestvaco                                         12,500          350,375
  Weyerhaeuser                                         24,900        1,651,866
                                                                --------------
                                                                     2,002,241
PHARMACEUTICALS (0.8%)
  Abbott Laboratories                                  14,700          579,621
  King Pharmaceuticals*                                20,000          338,400
                                                                --------------
                                                                       918,021

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      45

================================================================================
                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                                                   SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE (1.2%)
  Archstone Smith                                                                              12,800   $      536,192
  Boston Properties                                                                            11,100          822,843
                                                                                                        --------------
                                                                                                             1,359,035
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.4%)
  Freescale Semiconductor*                                                                     33,400          840,678
  Intel                                                                                       125,500        3,132,480
                                                                                                        --------------
                                                                                                             3,973,158
SOFTWARE (0.3%)
  Parametric Tech*                                                                             57,300          349,530
                                                                                                        --------------
                                                                                                               349,530
SPECIALTY RETAIL (0.8%)
  Office Depot*                                                                                15,300          480,420
  Sherwin Williams                                                                             10,600          481,452
                                                                                                        --------------
                                                                                                               961,872
THRIFTS & MORTGAGE FINANCE (1.4%)
  Fannie Mae                                                                                    5,000          244,050
  IndyMac Bancorp                                                                              11,300          440,926
  Washington Mutual                                                                            21,800          948,300
                                                                                                        --------------
                                                                                                             1,633,276
TOBACCO (3.0%)
  Altria Group                                                                                 46,000        3,437,120
                                                                                                        --------------
                                                                                                             3,437,120
WIRELESS TELECOMMUNICATION SERVICES (3.3%)
  Alltel                                                                                       32,500        2,050,750
  Sprint Nextel                                                                                77,418        1,808,485
                                                                                                        --------------
                                                                                                             3,859,235

TOTAL COMMON STOCK (IDENTIFIED COST $101,120,339)                                                          112,265,222
                                                                                                        --------------

                                                            INTEREST        MATURITY       PRINCIPAL
SHORT-TERM INVESTMENTS (3.1%)                                 RATE            DATE           AMOUNT          VALUE
  FIFTH THIRD REPURCHASE AGREEMENT                           3.450%        01/03/2006     $ 3,394,746   $     3,394,746
  DATED 12/30/05 (Repurchase value $3,396,047
  collateralized by U.S. Government Agency Securities)(3)

  United States Treasury Bill(1)                             3.650%        02/02/2006        140,000            139,525
                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $3,534,271)                                                     3,534,271
                                                                                                        ---------------

TOTAL INVESTMENTS (99.8%) (IDENTIFIED COST $104,654,610)(2)                                                 115,799,493
TOTAL OTHER ASSETS LESS OTHER LIABILITIES (0.2%)                                                                285,625
                                                                                                        ---------------
TOTAL NET ASSETS (100.0%)                                                                               $   116,085,118
                                                                                                        ===============
-----------------------------------------------------------------------------------------------------------------------
OUTSTANDING FUTURES CONTRACTS

                                                                                                          UNREALIZED
                                                                            UNITS PER         CURRENT    APPRECIATION/
TYPE                                    EXPIRATION        CONTRACTS         CONTRACT           VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
EMINI S&P 500 FUTURE                    03/17/2006            40                50         $  2,509,500   $   (33,975)

--------------------------------------------------------------------------------

* Non-income producing security.
(1) Security has been segregated as collateral to cover margin requirements for open futures contracts as of December 31, 2005.
(2) See Note 6 for important tax information.
(3) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
46                      ANNUAL REPORT ~DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                            SHARES       VALUE
------------------------------------------------------------------------------

COMMON STOCK (97.2%)

  AEROSPACE & DEFENSE (1.0%)
  Alliant Techsystems*                                 17,200   $    1,310,124
  Kaman                                                15,100          297,319
                                                                --------------
                                                                     1,607,443
AIR FREIGHT & LOGISTICS (1.2%)
  CNF                                                   8,600          480,654
  EGL Inc*                                             23,300          875,381
  Pacer International                                  21,000          547,260
                                                                --------------
                                                                     1,903,295
AIRLINES (0.3%)
  Continental Airlines*                                19,000          404,700
                                                                --------------
                                                                       404,700
AUTO COMPONENTS (0.0%)
  Strattec Security*                                    1,700           68,714
                                                                --------------
                                                                        68,714
AUTOMOBILES (0.0%)
  Wabash National                                       1,900           36,195
                                                                --------------
                                                                        36,195
BEVERAGES (0.3%)
  Coca-Cola Bottling                                    2,100           90,300
  PepsiAmericas                                        13,600          316,336
                                                                --------------
                                                                       406,636
BIOTECHNOLOGY (3.5%)
  Accelrys Inc.*                                       14,900          119,647
  Alnylam Pharmaceuticals*                             11,500          153,640
  Applera*                                              8,700           95,352
  Celgene Corp*                                         6,600          427,680
  Corgentech Inc*                                       8,900           91,492
  Diversa*                                             17,900           85,920
  Genentech*                                           36,600        3,385,500
  Invitrogen*                                          14,800          986,272
  Kosan Biosciences*                                   35,300          156,732
  Maxygen*                                             17,100          128,421
  Molecular Devices & Co*                               1,900           54,967
                                                                --------------
                                                                     5,685,623
BUILDING PRODUCTS (0.4%)
  Omega Flex*                                           1,800           31,302
  Simpson Manufacturing                                 2,000           72,700
  US Concrete*                                         29,400          278,712
  USG*                                                  2,800          182,000
                                                                --------------
                                                                       564,714
CAPITAL MARKETS (2.2%)
  Eaton Vance                                          35,200          963,072
  Investment Technology*                                4,900          173,656
  LaBranche & Co Inc*                                  15,800          159,738
  NASDAQ Stock Market*                                 19,100          671,938
  Nuveen Investments*                                  11,300          481,606
  Piper Jaffray *                                      15,000          606,000
  SEI Investments Company                              10,300          381,100
  SWS Group                                             6,200          129,828
                                                                --------------
                                                                     3,566,938
CHEMICALS (1.1%)
  Airgas                                                7,900          259,910
  Compass Minerals International                        5,900          144,786

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      47

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------
DESCRIPTION                                           SHARES         VALUE
------------------------------------------------------------------------------

CHEMICALS - CONTINUED
  FMC*                                                  3,700   $      196,729
  Lubrizol                                              8,100          351,783
  Lyondell Chemical                                     3,800           90,516
  UAP Holding                                          22,200          453,324
  Valhi                                                 6,700          123,950
  Westlake Chemical Co                                  4,600          132,526
  W.R. Grace & Co*                                     10,800          101,520
                                                                --------------
                                                                     1,855,044
COMMERCIAL BANKS (4.4%)
  Banner                                                8,600          268,320
  City Holding                                          3,200          115,040
  Financial Inst Inc                                    3,900           76,518
  First Indiana                                         4,500          154,710
  Firstmerit                                           20,800          538,928
  Hudson United Bancorp                                10,500          437,640
  Independent Bank                                      6,720          182,986
  Old National Bancorp                                  8,300          179,612
  PAB Bankshares                                        3,900           71,175
  PFF Bancorp                                          26,880          820,378
  Popular                                              51,612        1,091,594
  Republic Bancorp                                      8,515          182,647
  Suffolk Bancorp                                       3,400          114,818
  TD Banknorth                                          3,379           98,160
  UMB Financial                                        18,825        1,203,106
  Unionbancal                                          24,000        1,649,280
                                                                --------------
                                                                     7,184,912
COMMERCIAL SERVICES & SUPPLIES (6.0%)
  Administaff                                          20,800          874,640
  AMN Healthcare Services*                             18,900          373,842
  Carriage Services*                                   50,800          254,000
  Ceridian Corp.*                                      40,400        1,003,940
  Clark                                                11,500          152,375
  Ecology and Environment                               1,900           16,948
  Forrester Research*                                  13,600          255,000
  G & K Services                                        2,300           90,275
  Global Payments                                      19,560          911,692
  Herman Miller Inc.                                    5,100          143,769
  HNI                                                   2,900          159,297
  John H. Harland                                       6,700          251,920
  Learning Tree International*                          7,000           89,810
  Maximus                                              16,600          609,054
  Medical Staffing Network*                            27,700          148,749
  Mity Enterprises*                                       400            7,128
  Pegasus Solutions*                                    8,500           76,245
  Prepaid Legal Services                                6,000          229,260
  Republic Services                                    31,900        1,197,845
  Servicemaster                                        38,700          462,465
  Sourcecorp*                                          14,700          352,506
  Spherion Corp*                                       29,400          294,294
  Total System Services                                25,100          496,729
  Vertrue*                                             18,300          646,539
  Weight Watchers International*                       12,200          603,046
                                                                --------------
                                                                     9,701,368

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
48                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
   Commscope*                                             31,200   $  628,056
   Communications Systems                                  7,400       90,872
   Foundry Networks*                                      11,700      161,577
   Harris                                                  1,600       68,816
   Juniper Networks*                                       9,600      214,080
                                                                   ----------
                                                                    1,163,401
COMPUTERS & PERIPHERALS (1.7%)
   Advanced Digital Information*                          16,900      165,451
   Echelon*                                               12,300       96,309
   Electronics For Imaging*                               21,500      572,115
   Emulex*                                                51,000    1,009,290
   McData*                                                61,750      234,650
   Palm*                                                   6,000      190,800
   Synaptics*                                             16,800      415,296
                                                                   ----------
                                                                    2,683,911
CONSTRUCTION MATERIALS (0.3%)
   Core Molding Technology*                               16,900      129,285
   Martin Marietta Materials                               4,300      329,896
                                                                   ----------
                                                                      459,181
CONSTRUCTION & ENGINEERING (0.8%)
   Foster Wheeler*                                        26,800      985,704
   Shaw Group*                                             6,700      194,903
   Quanta Services*                                       10,300      135,651
                                                                   ----------
                                                                    1,316,258
CONSUMER FINANCE (0.8%)
   AmeriCredit*                                           13,900      356,257
   CompuCredit*                                           25,000      962,000
                                                                   ----------
                                                                    1,318,257
CONTAINERS & PACKAGING (1.2%)
   Crown Holdings*                                        17,600      343,728
   Siligan Holdings                                       38,000    1,372,560
   Sonoco                                                 10,300      302,820
                                                                   ----------
                                                                    2,019,108
DIVERSIFIED CONSUMER SERVICES (0.4%)
   Alderwoods Group*                                      15,900      252,333
   Escala Group*                                           5,400      109,512
   Sothebys Holdings*                                     19,100      350,676
                                                                   ----------
                                                                      712,521
DIVERSIFIED FINANCIAL SERVICES (0.8%)
   Nelnet*                                                 2,400       97,632
   Student Loan                                            1,400      292,922
   UICI                                                    2,600       92,326
   Wright Express*                                        36,900      811,800
                                                                   ----------
                                                                    1,294,680
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
   Cincinnati Bell*                                      26,500        93,015
   D&E Communications                                     9,200        76,636
   Hector Communications                                  1,200        33,960
   Intrado*                                              13,900       319,978
   North Pittsburgh Systems                               4,200        79,254
   Oplink Communication*                                 13,000       188,500
   Shenandoah Telecommunications                          2,100        83,664
                                                                   ----------
                                                                      875,007

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      49

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
   Belden CDT Inc.                                        14,300   $  349,349
   C&D Technologies                                       22,400      170,688
   Napco Security Systems*                               102,150    1,059,295
   Technitrol                                             11,200      191,520
   Vicor Corp                                              7,300      115,413
                                                                   ----------
                                                                    1,886,265
ELECTRIC UTILITIES (1.0%)
   Central Vermont Public Service                          9,800      176,498
   Pepco Holdings                                         25,500      570,435
   Reliant Energy*                                        25,600      264,192
   Unitil                                                  1,100       27,610
   Westar Energy                                          24,000      516,000
                                                                   ----------
                                                                    1,554,735
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
   Arrow Electronics*                                     26,100      835,983
   Avnet*                                                 18,300      438,102
   Checkpoint Systems*                                    21,000      517,650
   Information Resources*                                 66,500       21,280
   Planar Systems*                                        16,800      140,616
                                                                   ----------
                                                                    1,953,631
ENERGY EQUIPMENT & SERVICES (1.8%)
   Cooper Cameron*                                        21,200      877,680
   Dril-Quip*                                              4,800      226,560
   Smith International                                     9,600      356,256
   Veritas*                                               39,400    1,398,306
                                                                   ----------
                                                                    2,858,802
FOOD PRODUCTS (1.0%)
   American Italian Pasta                                 15,000      102,000
   Chiquita Brands International                          36,300      726,363
   Hormel Foods                                           18,000      588,240
   Kraft Foods                                            10,000      281,400
                                                                   ----------
                                                                    1,698,003
FOOD & STAPLES RETAILING (0.3%)
   BJ's Wholesale Club*                                   10,600      313,336
   J&J Snack Foods                                         2,000      118,820
                                                                   ----------
                                                                      432,156
GAS UTILITIES (0.9%)
   Equitable Resources                                     8,200      300,858
   Laclede Group                                           6,400      186,944
   National Fuel Gas                                      29,900      932,581
                                                                   ----------
                                                                    1,420,383
HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
   Arrow International                                     7,000      202,930
   Cantel Medical*                                         9,600      172,224
   CYTYC*                                                  9,400      265,362
   Gen-Probe*                                             12,900      629,391
   Henry Schein*                                          15,600      680,784
   Hillenbrand Industries                                  8,100      400,221
   Possis Medical*                                         3,800       37,810
   Presstek*                                               8,000       72,320
   PSS World Medical*                                     17,600      261,184
   Utah Medical Products                                   4,200      134,568
   Varian Medical Systems*                                20,500    1,031,970

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
50                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
   Viasys Healthcare*                                      7,000   $  179,900
   Vital Signs                                            12,500      535,250
                                                                   ----------
                                                                    4,603,914
HEALTH CARE PROVIDERS & SERVICES (2.5%)
   Air Methods*                                            5,100       88,230
   Alliance Imaging*                                      33,900      201,705
   Davita*                                                18,450      934,308
   Health Net*                                             9,400      484,570
   HealthTronics*                                         25,400      194,310
   Odyssey HealthCare*                                    22,800      424,992
   Pediatrix Med Group*                                    6,800      602,276
   Sierra Health Services*                                 7,500      599,700
   WellPoint Inc*                                          6,800      542,589
                                                                   ----------
                                                                    4,072,680
HOTELS, RESTAURANTS & LEISURE (1.6%)
   Bally Total Fitness*                                   31,200      195,936
   California Pizza Kitchen*                               9,700      310,109
   Checkers Drive-In Restaurant*                          38,100      577,596
   Famous Dave's of America*                               7,700       86,779
   Jack-in-the-Box*                                        4,600      160,678
   Lone Star SteakHouse                                    7,100      168,554
   MGM Mirage*                                            18,400      674,728
   Silverleaf Resorts*                                    32,200      104,972
   Vail Resorts*                                           7,100      234,513
                                                                   ----------
                                                                    2,513,865
HOUSEHOLD DURABLES (2.1%)
   Audiovox*                                               7,200       99,792
   Energizer Holdings*                                    23,000    1,145,170
   Harman International                                    3,100      303,335
   Koss Corp                                                 300        7,842
   NVR*                                                    1,900    1,333,800
   Palm Harbor Homes*                                     14,300      268,840
   Ryland Group                                            4,000      288,520
                                                                   ----------
                                                                    3,447,299
INSURANCE (8.3%)
   21st Century Holdings                                   3,900       66,729
   21st Century Insurance Group                           23,400      378,612
   Alleghany*                                              1,840      522,560
   American Financial Group                                6,400      245,184
   Arch Capital Grp Ltd*                                   7,200      394,200
   Assurant Inc.                                           5,300      230,497
   Berkshire Hathaway*                                        48    4,253,760
   CNA Financial Corp*                                    36,400    1,191,372
   First American Financial                               13,500      611,550
   Harleysville Group                                     12,900      341,850
   Kansas City Life Insurance                              2,000      100,160
   Landamerica Financial Group                             6,200      386,880
   Nationwide                                             23,100    1,016,400
   Old Republic International                             17,950      471,367
   Phoenix Companies                                      37,400      510,136
   Protective Life                                        23,500    1,028,595
   Radian Group Inc                                        4,900      287,091
   Safety Insurance                                        6,000      242,220

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      51

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

INSURANCE - CONTINUED
   Seabright Insurance*                                  14,600   $   242,798
   State Auto Financial                                  12,600       459,396
   Transatlantic Holdings                                 8,625       579,600
                                                                  -----------
                                                                   13,560,957
INTERNET & CATALOG RETAIL (0.3%)
   Priceline.com*                                         9,100       203,112
   Sportsman's Guide*                                     9,200       219,420
                                                                  -----------
                                                                      422,532
INTERNET SOFTWARE & SERVICES (5.7%)
   Blue Coat Systems*                                    10,000       457,200
   Checkfree*                                            13,000       596,700
   Digital Insight*                                       7,500       240,150
   Earthlink Inc*                                        43,400       482,174
   Expedia*                                               8,618       206,487
   Google*                                                6,800     2,821,048
   IAC/Interactive*                                       8,618       243,976
   Infospace*                                            21,200       547,384
   Internet Security Systems*                             9,100       190,645
   Logility Inc.*                                         8,500        83,810
   Redback Networks*                                     38,200       537,092
   United Online                                         71,500     1,016,730
   Valueclick*                                           11,500       208,265
   Verisign*                                             22,400       491,008
   Websidestory*                                         15,000       271,950
   West Corp*                                            21,700       914,655
                                                                  -----------
                                                                    9,309,274
IT SERVICES (1.1%)
   DST Systems*                                           8,600       515,226
   Fair Isaac                                             5,500       242,935
   Lightbridge*                                          20,600       170,774
   Teletech Holdings*                                    24,000       289,200
   Trizetto Group*                                       30,500       518,195
                                                                  -----------
                                                                    1,736,330
LEISURE EQUIPMENT & PRODUCTS (0.3%)
   Aldila                                                14,600       371,278
   Multimedia Games Inc.*                                10,500        97,125
                                                                  -----------
                                                                      468,403
MACHINERY (1.3%)
   Albany International                                  10,500       379,680
   AO Smith                                               7,300       256,230
   Applied Industrial Technologies                       11,000       370,590
   Clarcor                                               10,400       308,984
   Federal Signal Corp                                    2,500        37,525
   Kennametal Inc.                                        1,300        66,352
   Key Technology*                                        3,700        47,508
   TB Woods*                                              2,200        15,180
   Terex*                                                11,000       653,400
   Twin Disc Inc                                            800        35,752
                                                                  -----------
                                                                    2,171,201
MARINE (0.1%)
   Overseas Shipholding Group                             4,100       206,599
                                                                  -----------
                                                                      206,599

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
52                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

MEDIA (4.0%)
   Acme Communications*                                   22,400   $   79,520
   Belo                                                   13,900      297,599
   Cadmus Communications                                   5,900      118,767
   Citadel Broadcasting*                                  19,100      256,704
   Cox Radio*                                             27,000      380,160
   Dex Media Inc.                                          3,700      100,233
   Discovery Holding Co.*                                 21,720      329,058
   Entravision Communications*                            12,500       89,000
   FactSet Research Systems                                2,750      113,190
   Gray Television                                        17,800      174,796
   Hearst-Argyle Television                               24,100      574,785
   John Wiley & Sons                                      17,400      679,296
   Journal Register                                        9,600      143,520
   Liberty Global Inc*                                     7,400      166,500
   Liberty Media - Class A*                              217,200    1,709,364
   R H Donnelley*                                          2,400      147,888
   Reader's Digest Association                            11,900      181,118
   Scholastic*                                             8,300      236,633
   Sinclair Broadcast Group                               38,200      351,440
   Warner Music Group                                      4,600       88,642
   World Wrestling Entertainment                          18,700      274,516
                                                                   ----------
                                                                    6,492,729
METALS & MINING (2.1%)
   AK Steel*                                              74,400      591,480
   Carpenter Technology                                   10,400      732,888
   Penn Virginia Resource                                  9,200      511,244
   Reliance Steel & Aluminum                               4,400      268,928
   RTI International Metals*                               7,400      280,830
   Southern Copper Corp                                    1,600      107,168
   Steel Dynamics Inc.                                    17,900      635,629
   Stillwater Mining Co.*                                 19,800      229,086
                                                                   ----------
                                                                    3,357,253
MULTI-UTILITIES (0.8%)
   Energy East                                            34,900      795,720
   Oneok                                                  16,700      444,721
                                                                   ----------
                                                                    1,240,441
MULTILINE RETAIL (0.1%)
   DEB Shops                                               6,100      181,353
                                                                   ----------
                                                                      181,353
OIL, GAS & CONSUMABLE FUELS (5.6%)
   Abraxas Petroleum*                                     35,000      184,800
   APCO Argentina                                            100        5,163
   Atlas America*                                          4,096      246,661
   Cabot Oil & Gas Corp                                    5,900      266,090
   Clayton Williams Energy*                                6,700      279,658
   Diamond Offshore Drilling                              19,100    1,328,596
   Forest Oil*                                            13,000      592,410
   Frontier Oil                                           24,300      911,979
   Giant Industries*                                       3,800      197,448
   Harvest Natural Resources*                             16,600      147,408
   NATCO Group*                                            4,400       90,024
   Newfield Exploration*                                  24,200    1,211,694
   Pioneer Natural Resources                              11,100      569,097
   Ship Finance                                           33,400      564,460

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      53

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS - CONTINUED
   T-3 Energy Services*                                  10,800   $   104,825
   Tesoro Petroleum                                      14,000       861,700
   TransMontaigne*                                       17,900       118,140
   Trico Marine Service*                                  4,600       119,600
   Vintage Petroleum                                     24,200     1,290,586
                                                                  -----------
                                                                    9,090,339
PAPER & FOREST PRODUCTS (0.4%)
   Rayonier                                              16,473       656,449
                                                                  -----------
                                                                      656,449
PERSONAL PRODUCTS (0.3%)
   Chattem*                                              14,300       520,377
                                                                  -----------
                                                                      520,377
PHARMACEUTICALS (1.7%)
   Adv Nutraceuticals*                                    1,000         3,100
   Alkermes Inc.*                                        22,600       432,112
   Alpharma                                              26,400       752,664
   Barr Pharmaceuticals*                                 13,500       840,915
   Endo Pharmaceuticals*                                  9,300       281,418
   Hi-Tech Pharmaceutical*                                6,800       301,172
   Matrixx Initiatives*                                   3,600        75,420
                                                                  -----------
                                                                    2,686,801
REAL ESTATE (7.0%)
   Alexanders Inc.*                                         800       196,400
   AMB Property                                           4,000       196,680
   Anthracite                                            43,200       454,896
   Boykin Lodging*                                       19,600       239,512
   CB Richards Ellis*                                     7,700       453,145
   CBL & Associates Properties                           14,400       568,944
   Equity Lifestyle Ppt                                  19,100       849,950
   Felcor Lodging*                                       20,000       344,200
   Franklin Street Properties                             5,200       108,940
   General Growth Properties                             43,210     2,030,438
   Getty Realty                                           9,700       255,013
   Hersha Hospitality Trust                               8,800        79,288
   Innkeepers USA                                        45,800       732,800
   Jer Investors Trust                                   12,500       211,875
   Jones Lan Salle                                       18,300       921,405
   Kimco Realty                                           4,600       147,568
   National Health Realty                                 3,700        68,709
   Omega Healthcare Investors                            37,200       468,348
   PS Business Parks                                     11,700       575,640
   Saul Centers, Inc                                      3,400       122,740
   Sizeler Property Investors                            27,500       353,375
   SL Green Realty                                        6,800       519,452
   St. Joe Company                                        5,400       362,988
   Taubman Centers                                       12,800       444,800
   Town & Country                                         3,900       131,859
   Trammell Crow*                                        21,100       541,215
   Wellsford Real Properties*                            11,700        70,200
                                                                  -----------
                                                                   11,450,380
ROAD & RAIL (0.7%)
   Heartland Express                                     28,100       570,149
   Landstar System Inc                                   11,000       459,140
   Quality Distribution*                                 14,800       117,956
                                                                  -----------
                                                                    1,147,245

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
54                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
   Amis Holdings*                                         23,100   $  246,015
   Atheros Communications*                                11,700      152,100
   Cymer*                                                  7,400      262,774
   Entegris*                                              26,600      250,572
   Lam Research*                                           6,600      235,488
   MEMC Electronic Materials*                             20,100      445,617
   Micrel Inc.*                                           48,100      557,960
   MKS Instruments*                                       14,100      252,249
   Omnivision Technology*                                  6,700      133,732
   Portalplayer*                                          10,800      305,856
   Silicon Laboratories*                                  12,000      439,920
   Supertex*                                              12,300      544,275
   Vishay Intertechnology*                                31,585      434,610
                                                                   ----------
                                                                    4,261,168
SOFTWARE (2.8%)
   American Reprographics*                                 7,000      177,870
   Ansoft*                                                 2,500       85,125
   BEA Systems*                                           61,600      579,040
   Black Box Corp                                          7,700      364,826
   Bottomline Technologies*                               14,000      154,280
   Cadence Design Systems*                                22,600      382,392
   Embarcadero Technology*                                11,700       85,176
   Intergraph*                                            17,200      856,732
   McAfee*                                                 7,600      206,188
   Microstrategy Inc*                                      1,000       82,740
   OPNET Technologies*                                     9,100       83,629
   PC-Tel*                                                18,300      160,308
   Pegasystems Inc*                                       13,200       96,492
   Red Hat*                                               12,000      326,880
   Reynolds & Reynolds                                     6,100      171,227
   Synopsys*                                              34,600      694,076
                                                                   ----------
                                                                    4,506,981
SPECIALTY RETAIL (4.0%)
   Abercrombie & Fitch                                    22,900    1,492,622
   American Eagle Outfitters                              26,100      599,778
   Barnes & Noble                                         40,200    1,715,334
   Charming Shoppes*                                      24,600      324,720
   Citi Trends Inc.*                                       6,500      277,485
   Rent A Center*                                         16,500      311,190
   Stage Stores                                            6,600      196,548
   Steve Madden Ltd.*                                      4,400      128,612
   Too*                                                    8,900      251,069
   United Retail Group*                                   19,000      249,850
   Williams Sonoma*                                        6,900      297,735
   Wilsons The Leather Experts*                           60,600      219,978
   Zale*                                                  14,500      364,675
                                                                   ----------
                                                                    6,429,596
THRIFTS & MORTGAGE FINANCE (1.4%)
   Astoria Financial                                      45,000    1,323,000
   First Place Financial                                  15,600      375,180
   New Century Financial                                   4,850      174,939
   Partners Trust Financial                               17,600      212,080
   United Community Financial                             21,700      256,277
                                                                   ----------
                                                                    2,341,476

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      55

================================================================================
                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                                                    SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
TOBACCO (0.9%)
   Loews                                                                                        21,800   $       958,982
   Vector Group                                                                                 26,800           486,956
                                                                                                         ---------------
                                                                                                               1,445,938
WATER UTILITIES (0.1%)
   Pico Holdings*                                                                                6,300           203,238
                                                                                                         ---------------
                                                                                                                 203,238
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
   American Tower*                                                                              10,900           295,389
   Centennial Communications*                                                                   26,700           414,383
   Crown Castle International*                                                                  50,500         1,358,955
   Nextel Partners*                                                                             13,700           382,778
   Syniverse Holdings*                                                                          16,300           340,670
                                                                                                         ---------------
                                                                                                               2,792,175

TOTAL COMMON STOCK (IDENTIFIED COST $118,829,866)                                                            157,948,874
                                                                                                         ---------------

                                                                   INTEREST    MATURITY     PRINCIPAL
SHORT-TERM INVESTMENTS (2.6%)                                        RATE        DATE         AMOUNT            VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                                 3.450%     01/03/2006   $ 4,306,188   $    4,306,188
   DATED 12/30/05 (Repurchase value $4,307,839                                                              ------------
      collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $4,306,188)                                                      4,306,188
                                                                                                            ------------

TOTAL INVESTMENTS (99.8%) (IDENTIFIED COST $123,136,054)(1)                                                  162,255,062
TOTAL OTHER ASSETS LESS LIABILITIES (0.2%)                                                                       328,158
                                                                                                            ------------
TOTAL NET ASSETS (100.0%)                                                                                   $162,583,220
                                                                                                            ============

-------------------------------------------------------------------------------------------------------------------------
OUTSTANDING FUTURES CONTRACTS

                                                                                                            UNREALIZED
                                                                               UNITS PER     CURRENT      APPRECIATION/
TYPE                                                 EXPIRATION   CONTRACTS    CONTRACT       VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Future                                  03/17/2006      38          100       $ 2,577,540   $       (33,617)

--------------------------------------------------------------------------------
*Non-income producing security.
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
56                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
-----------------------------------------------------------------------------

COMMON STOCK (99.1%)

AUSTRALIA (4.6%)
   Amp Ltd                                               144,900   $  814,888
   Futuris Corp Ltd                                      440,300      624,823
   Lion Selection Group                                  396,400      642,308
   Pacific Brand Ltd                                     426,800      830,790
   Rio Tinto Ltd                                          13,000      653,314
   Roc Oil Company Ltd*                                  354,500      655,007
   Telstra Corp Ltd                                      218,900      629,125
                                                                   ----------
                                                                    4,850,255
AUSTRIA (2.6%)
   Bank Austria                                           10,400    1,151,526
   Raiffeisen Intl Bank*                                  23,200    1,518,584
                                                                   ----------
                                                                    2,670,110
BELGIUM (1.1%)
   Delhaize Group                                         17,100    1,119,917
                                                                   ----------
                                                                    1,119,917
BRAZIL (2.0%)
   AmBev ADR                                              19,100      726,755
   Banco Nossa Caixa SA                                   25,800      387,444
   Petroleo Brasileiro ADR                                 8,000      514,960
   Telemar Norte Leste SA                                 15,000      409,854
                                                                   ----------
                                                                    2,039,013
CHINA (0.5%)
   Angang New Steel                                      868,000      466,599
                                                                   ----------
                                                                      466,599
CYPRUS (1.0%)
   Bank of Cyprus                                        182,630      992,436
   Bank of Cyprus Rights*                                146,500       51,826
                                                                   ----------
                                                                    1,044,262
EGYPT (0.6%)
   Orascom Telecom Holdings                               12,300      646,276
                                                                   ----------
                                                                      646,276
FINLAND (1.1%)
   Fortum OYJ                                             61,500    1,153,594
                                                                   ----------
                                                                    1,153,594
FRANCE (11.3%)
   Air France-KLM                                         68,300    1,460,309
   Axa                                                    48,010    1,551,051
   Axalto Holdings*                                       25,480      703,550
   Bull SA*                                               83,480      968,916
   Pernod Ricard SA                                       11,910    2,081,593
   Publicis Group                                         43,700    1,522,037
   Sanofi-Aventis                                         17,400    1,523,901
   Total SA                                                7,639    1,927,086
                                                                   ----------
                                                                   11,738,443
GERMANY (6.7%)
   Allianz AG                                             10,190    1,542,077
   Deutsch Post AG                                        24,750      600,191
   Deutsch Postbank                                        5,250      304,548
   E.ON AG                                                13,500    1,396,556
   Hypo Real Estate                                       60,300    3,123,408
                                                                   ----------
                                                                    6,966,780

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      57

================================================================================
                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-----------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE
-----------------------------------------------------------------------------

GREECE (3.8%)
   Hellenic Exchanges                                   100,200   $ 1,061,358
   Natl Bank of Greece                                   28,500     1,213,380
   Opap SA                                               50,000     1,724,555
                                                                   ----------
                                                                    3,999,293
HONG KONG (0.7%)
   Cheung Kong Holdings                                  75,000       767,695
                                                                   ----------
                                                                      767,695
HUNGARY (0.6%)
   MOL Magyar Olaj-es ADR                                 6,970       649,706
                                                                   ----------
                                                                      649,706
INDIA (0.8%)
   Infosys Tech Ltd ADR                                  10,000       808,600
                                                                   ----------
                                                                      808,600
ITALY (5.6%)
   Autostrade SPA                                        43,100     1,034,222
   Buzzi Unicem SPA                                     125,700     1,374,932
   Daniele SPA                                          180,300     1,010,978
   Fondiaria-SAI SPA                                     72,700     1,819,790
   UniCredito Italiano                                   89,800       619,301
                                                                   ----------
                                                                    5,859,223
JAPAN (22.0%)
   Aeon Credit Service                                    9,300       879,988
   Aoyama Trading Co                                     17,300       584,496
   Arnest One Corp                                       27,000       744,117
   Asahi Glass Co                                        72,000       927,566
   Bank of Fukuoka                                       94,000       805,689
   Century Leasing Sys                                   37,700       660,830
   Chugoku Marine Paint                                  96,000       533,332
   Daimaru Inc                                           50,000       719,186
   Eighteenth Bank                                      101,000       638,834
   Fujitsu Limited                                      108,000       820,874
   Hoya Corp                                             24,300       873,396
   Itochu Corp                                          103,000       859,819
   Kyowa Exeo Corp                                       76,000       993,935
   Mitsubishi Electric Co                               117,000       829,182
   Mitsubishi Tokyo Financial Group                          32       435,749
   Mitsui Mining & SM                                   165,000     1,036,645
   Mizuho Finacial Group                                    110       873,051
   Nidec Corp                                             4,100       348,790
   Promise Co Ltd                                         9,100       606,758
   Ricoh Co Ltd                                          35,000       612,813
   Sekisui Chemical Co                                   79,000       534,292
   Shinmaywa Industries                                 111,000       644,544
   Shochiku Co Ltd                                       85,000       787,288
   SMC Corp                                               5,200       743,084
   Sumitomo Heavy Industries                             92,000       770,000
   Sumitomo Realty & Development                         46,000       999,050
   Tokyo Electron Ltd                                    11,400       716,038
   Toshiba Corp                                         165,000       986,029
   Toyota Motor Corp                                     25,000     1,306,047
   West Japan Railway                                       159       662,319
                                                                   ----------
                                                                   22,933,741
LUXEMBOURG (1.4%)
   Arcelor                                               57,900     1,434,430
                                                                   ----------
                                                                    1,434,430

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
58                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
-------------------------------------------------------------------------------
DESCRIPTION                                             SHARES        VALUE
-------------------------------------------------------------------------------

MEXICO (0.9%)
   Coca-Cola Femsa ADR                                  15,000   $      405,150
   Grup Televisa ADR                                     6,000          483,000
                                                                 --------------
                                                                        888,150
NETHERLANDS (3.4%)
   Royal Dutch Shell                                   106,600        3,253,937
   TNT NV Ltd                                            8,340          260,915
                                                                 --------------
                                                                      3,514,852
NORWAY (3.0%)
   Tandberg ASA                                        260,800        1,593,442
   Telenor ASA                                         158,000        1,550,158
                                                                 --------------
                                                                      3,143,600
RUSSIA (0.7%)
   Gazprom ADR                                          10,100          724,501
                                                                 --------------
                                                                        724,501
SOUTH KOREA (2.9%)
   Kookmin Bank - ADR*                                  16,700        1,247,657
   Samsung Elect Co Ltd                                  2,740        1,767,788
                                                                 --------------
                                                                      3,015,445
SPAIN (3.7%)
   Banco Bilbao Vizcaya                                 81,200        1,450,276
   Corp Dermoestetica*                                  86,500          909,799
   Fadesa Inmobiliaria                                  24,000          791,881
   Telefonica Moviles                                   64,700          679,211
                                                                 --------------
                                                                      3,831,167
SWEDEN (2.3%)
   Capio AB*                                            49,400          879,487
   Modern Times Group*                                  35,700        1,489,818
                                                                 --------------
                                                                      2,369,305
SWITZERLAND (3.0%)
   Credit Suisse Group                                  37,600        1,915,376
   Julius Baer Holding                                  17,621        1,249,488
                                                                 --------------
                                                                      3,164,864
TAIWAN (0.5%)
   Hon Hai Precision ADR                                49,000          537,099
                                                                 --------------
                                                                        537,099
THAI (0.7%)
   Bangkok Bank Public                                 272,800          764,371
                                                                 --------------
                                                                        764,371
TURKEY (1.2%)
   Turkiye Is Bankasi                                  150,000        1,293,716
                                                                 --------------
                                                                      1,293,716
UNITED KINGDOM (10.4%)
   AstraZeneca PLC                                      29,100        1,414,600
   IG Group Holdings*                                  361,900        1,080,495
   Investcom LLC*                                       32,020          449,881
   Old Mutual PLC                                      575,900        1,631,875
   Royal Bank of Scotland                               47,339        1,428,754
   Standard Chartered                                   35,700          794,493
   Vodafone Group                                      659,200        1,418,751
   William Hill PLC                                    141,400        1,299,821
   Yell Group PLC                                      146,900        1,353,714
                                                                 --------------
                                                                     10,872,384

TOTAL COMMON STOCK (IDENTIFIED COST $93,866,028)                    103,267,391
                                                                 --------------

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      59

================================================================================
                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                             INTEREST    MATURITY           PRINCIPAL
DESCRIPTION                                                    RATE        DATE               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.2%)

   FIFTH THIRD REPURCHASE AGREEMENT                            3.450%   01/03/2006        $     260,369   $      260,369
   DATED 12/30/2005 (Repurchase value $260,469                                                            --------------
   collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $260,369)                                                          260,369
                                                                                                          --------------
TOTAL INVESTMENTS (99.3%) (IDENTIFIED COST $94,126,397)(1)                                                   103,527,760
TOTAL OTHER ASSETS LESS LIABILITIES (0.7%)                                                                       731,111
                                                                                                          --------------
TOTAL NET ASSETS (100.0%)                                                                                 $  104,258,871
                                                                                                          ==============
------------------------------------------------------------------------------------------------------------------------
OUTSTANDING FORWARD CURRENCY CONTRACTS

                                                                                            CONTRACT
                                                                                            VALUE AT         UNREALIZED
                                                             DELIVERY     CONTRACTED       DECEMBER 31,    APPRECIATION/
   CONTRACT DESCRIPTION                                        DATE         AMOUNT            2005        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
   CONTRACTS TO SELL
   Euros (EUR)                                               1/3/2006   1,019,989 (EUR)   $   1,208,016   $       (2,066)
   Euros (EUR)                                               1/3/2006     110,379 (EUR)         130,727             (468)

   CONTRACTS TO PURCHASE
   Euros (EUR)                                               1/3/2006     588,246 (EUR)         696,685              364


--------------------------------------------------------------------------------

* Non-income producing security.
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.
All Securities except the ADR's were fair valued as of 12/31/05 (total market value of securities fair valued was $97,169,963)

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
60                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                             RATE        DATE         AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS (97.3%)

FINANCE - BANKING (1.9%)
   Cardtronics(1)                                      9.250%    08/15/2013   $  500,000   $    497,500
   Dollar Financial Group                              9.750%    11/15/2011      500,000        515,000
                                                                                           ------------
                                                                                              1,012,500
FINANCE - OTHER (1.7%)
   Fairfax Financial Holdings                          7.375%    04/15/2018      500,000        412,347
   Thornburg Mortgage                                  8.000%    05/15/2013      500,000        492,500
                                                                                           ------------
                                                                                                904,847
INDUSTRIAL-BASIC (7.5%)
   Abitibi-Consolidated                                8.375%    04/01/2015      500,000        478,750
   Aleris International                                9.000%    11/15/2014      500,000        515,000
   Arco Chemical                                      10.250%    11/01/2010      500,000        550,000
   Bayou Steel                                         9.000%    03/31/2011      100,000        100,000
   Longview Fibre                                     10.000%    01/15/2009      500,000        525,000
   Nalco Finance(2)                                    0.000%    02/01/2014    1,000,000        750,000
   Polyone                                             8.875%    05/01/2012      500,000        490,000
   Ucar Finance                                       10.250%    02/15/2012      500,000        528,125
                                                                                           ------------
                                                                                              3,936,875
INDUSTRIAL-CAPITAL GOODS (10.4%)
   Aearo                                               8.250%    04/15/2012      500,000        507,500
   Allied Waste                                        7.875%    04/15/2013      500,000        516,250
   BE Aerospace                                        8.000%    03/01/2008      500,000        500,000
   Case New Holland(1)                                 9.250%    08/01/2011      500,000        535,000
   Kappa Beheer                                       10.625%    07/15/2009      500,000        517,710
   Neenah(1)                                          13.000%    09/30/2013      500,000        510,000
   Park-Ohio Industries                                8.375%    11/15/2014      500,000        437,500
   Sabreliner Corp(1)                                 11.000%    06/15/2008      500,000        500,000
   Stanley-Martin(1)                                   9.750%    08/15/2015      500,000        455,000
   Terex                                               7.375%    01/15/2014      500,000        495,000
   WII Components                                     10.000%    02/15/2012      500,000        492,500
                                                                                           ------------
                                                                                              5,466,460
INDUSTRIAL-ENERGY (4.9%)
   Hornbeck Offshore Services                          6.125%    12/01/2014      500,000        487,500
   KCS Energy                                          7.125%    04/01/2012      500,000        498,750
   Parker Drilling                                     9.625%    10/01/2013      500,000        558,125
   Plains E&P                                          8.750%    07/01/2012      500,000        538,750
   TXU                                                 5.550%    11/15/2014      500,000        474,918
                                                                                           ------------
                                                                                              2,558,043
INDUSTRIAL-ENTERTAINMENT (1.0%)
   Royal Caribbean Cruises                             7.250%    03/15/2018      500,000        537,500
                                                                                           ------------
                                                                                                537,500
INDUSTRIAL-GAMING (5.8%)
   Herbst Gaming                                       7.000%    11/15/2014      500,000        497,500
   Inn of Mountain Gods                               12.000%    11/15/2010      500,000        495,000
   MGM Mirage                                          6.750%    09/01/2012      500,000        506,875
   Mohegan Tribal Gamin                                6.875%    02/15/2015      500,000        503,750
   River Rock Entertainment                            9.750%    11/01/2011      500,000        538,750
   Station Casinos                                     6.875%    03/01/2016      500,000        511,250
                                                                                           ------------
                                                                                              3,053,125
INDUSTRIAL-HEALTH CARE (7.8%)
   AMR Holdco(1)                                      10.000%    02/15/2015      500,000        533,750
   Athena Neuro Fin.                                   7.250%    02/21/2008      500,000        488,125
   Davita                                              7.250%    03/15/2015      500,000        506,250

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      61

================================================================================
                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                             RATE        DATE       AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------
INDUSTRIAL-HEALTH CARE - CONTINUED
   Fisher Scientific                                    6.750%   08/15/2014   $  500,000   $    521,250
   HCA                                                  6.375%   01/15/2015      500,000        505,417
   Tenet Healthcare                                     9.875%   07/01/2014      500,000        506,250
   Triad Hospitals                                      7.000%   11/15/2013      500,000        501,250
   Universal Hospital                                  10.125%   11/01/2011      500,000        517,500
                                                                                           ------------
                                                                                              4,079,792
INDUSTRIAL-MEDIA CABLE (3.8%)
   Cablevision Systems                                  8.000%   04/15/2012      500,000        467,500
   Charter Communications Holdings(2)                   0.000%   05/15/2011    1,000,000        530,000
   Echostar                                             6.625%   10/01/2014      500,000        479,375
   Insight Midwest                                      9.750%   10/01/2009      500,000        515,000
                                                                                           ------------
                                                                                              1,991,875
INDUSTRIAL-MEDIA-NON-CABLE (5.0%)
   AMC Entertainment                                    8.000%   03/01/2014      500,000        452,500
   Cenveo                                               7.875%   12/01/2013      500,000        482,500
   Dex Media(2)                                         0.000%   11/15/2013      500,000        397,500
   Houghton Mifflin(2)                                  0.000%   10/15/2013    1,000,000        785,000
   Imax                                                 9.625%   12/01/2010      500,000        515,000
                                                                                           ------------
                                                                                              2,632,500
INDUSTRIAL-OTHER (6.7%)
   Columbus McKinnon                                    8.875%   11/01/2013      500,000        520,000
   Comforce Operating                                  12.000%   12/01/2007      500,000        498,125
   IMC Global                                           7.375%   08/01/2018      500,000        505,000
   Interline Brands                                    11.500%   05/15/2011      500,000        557,500
   Iron Mountain                                        6.625%   01/01/2016      500,000        465,000
   Rockwood Specialties                                 7.500%   11/15/2014      500,000        498,125
   United Rentals                                       7.750%   11/15/2013      500,000        487,500
                                                                                           ------------
                                                                                              3,531,250
INDUSTRIAL-OTHER CONSUMER CYCLICALS (7.6%)
   Carrols                                              9.000%   01/15/2013      500,000        486,250
   DR. Horton Inc.                                      5.250%   02/15/2015      500,000        468,070
   La Quinta Properties                                 8.875%   03/15/2011      500,000        543,125
   Levi Strauss & Company                               9.750%   01/15/2015      500,000        520,000
   Pierre Foods                                         9.875%   07/15/2012      500,000        507,500
   Sbarro                                              11.000%   09/15/2009      500,000        497,500
   Tech Olympic USA                                    10.375%   07/01/2012      500,000        491,875
   Vicorp Restaurants                                  10.500%   04/15/2011      500,000        463,750
                                                                                           ------------
                                                                                              3,978,070
INDUSTRIAL-OTHER CONSUMER NON-CYCLICALS (10.5%)
   American Seafood Group                              10.125%   04/15/2010      500,000        526,875
   Amscan Holdings                                      8.750%   05/01/2014      500,000        421,250
   Ingles Markets                                       8.875%   12/01/2011      500,000        517,500
   Jarden Corp.                                         9.750%   05/01/2012      500,000        515,000
   Jostens Holding(2)                                   0.000%   12/01/2013    1,000,000        740,000
   Pathmark Stores                                      8.750%   02/01/2012      500,000        466,875
   Phibro Animal Health(1)                             13.000%   12/01/2007      500,000        515,000
   Pilgrims Pride                                       9.250%   11/15/2013      500,000        533,750
   Reddy Ice(2)                                         0.000%   11/01/2012    1,000,000        795,000
   Riddell Bell Holdings                                8.375%   10/01/2012      500,000        463,750
                                                                                           ------------
                                                                                              5,495,000
INDUSTRIAL-RETAILERS (5.5%)
   Amerigas Partners                                    7.250%   05/20/2015      500,000        510,000
   FTD                                                  7.750%   02/15/2014      500,000        495,000
   General Nutrition Center                             8.500%   12/01/2010      500,000        430,000

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
62                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                             RATE         DATE         AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------
INDUSTRIAL-RETAILERS - CONTINUED
   GSC Holdings Corp.(1)                                8.000%   10/01/2012   $  500,000   $    470,000
   Jean Coutu Group                                     7.625%   08/01/2012      500,000        492,500
   Pantry                                               7.750%   02/15/2014      500,000        500,000
                                                                                           ------------
                                                                                              2,897,500
INDUSTRIAL SERVICES (1.8%)
   Acco Brands                                          7.625%   08/15/2015      500,000        471,250
   The Restaurant Co(1)                                10.000%   10/01/2013      500,000        462,500
                                                                                           ------------
                                                                                                933,750
INDUSTRIAL-TECHNOLOGY (2.0%)
   SGS International(1)                                12.000%   12/15/2013      500,000        500,822
   Xerox                                                7.625%   06/15/2013      500,000        527,500
                                                                                           ------------
                                                                                              1,028,322
INDUSTRIAL-TELECOMMUNICATIONS-OTHER (0.8%)
   Intelsat LTD                                         7.625%   04/15/2012      500,000        403,750
                                                                                           ------------
                                                                                                403,750
INDUSTRIAL-TELECOMMUNICATIONS-WIRED (4.0%)
   Citizens Communications                              9.250%   05/15/2011      500,000        551,250
   Qwest Capital Funding                                7.250%   02/15/2011      500,000        506,250
   Syniverse Tech                                       7.750%   08/15/2013      500,000        503,750
   Time Warner Telecom                                  9.250%   02/15/2014      500,000        527,500
                                                                                           ------------
                                                                                              2,088,750
INDUSTRIAL-TELECOMMUNICATIONS-WIRELESS (2.8%)
   Rogers Wireless                                      8.000%   12/15/2012      500,000        529,375
   SBA Telecom(2)                                       0.000%   12/15/2011    1,000,000        927,500
                                                                                           ------------
                                                                                              1,456,875
UTILITIES (5.8%)
   AES                                                  8.875%   02/15/2011      500,000        540,625
   Allegheny Energy Supply                              7.800%   03/15/2011      500,000        545,000
   Dynegy Holdings                                      6.875%   04/01/2011      500,000        492,500
   El Paso                                              7.375%   12/15/2012      500,000        502,500
   Suburban Propane Partnership                         6.875%   12/15/2013      500,000        467,500
   Utilicorp United                                     7.625%   11/15/2009      500,000        510,000
                                                                                           ------------
                                                                                              3,058,125

TOTAL CORPORATE BONDS (IDENTIFIED COST $51,211,215)                                          51,044,909
                                                                                           ------------
SHORT-TERM INVESTMENTS (1.1%)
   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%   01/03/2006   $  582,680   $    582,680
   DATED 12/30/2005 (Repurchase value $582,903                                             ------------
   collateralized by U.S. Government Agency Securities)(4)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $582,680)                                         582,680
                                                                                           ------------

TOTAL INVESTMENTS (98.4%) (IDENTIFIED COST $51,793,895)(3)                                   51,627,589
TOTAL OTHER ASSETS LESS LIABILITIES (1.6%)                                                      863,569
                                                                                           ------------
TOTAL NET ASSETS (100.0%)                                                                  $ 52,491,158
                                                                                           ============

--------------------------------------------------------------------------------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board.
(2) Security represents a step bond. Rate disclosed is as of December 31, 2005.
(3) See Note 6 for important tax information.
(4) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      63

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                       INTEREST   MATURITY    PRINCIPAL
DESCRIPTION                                              RATE       DATE        AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) (3.0%)

   Falcon Franchise Loan(1)                            4.856%    01/05/2025   $  811,187   $    794,464
   Falcon Franchise                                    7.074%    01/05/2025      250,000        253,984
   Falcon Franchise(2,4,7)                             2.170%    06/05/2018    2,962,338        254,257
   Falcon Franchise(4,7)                               3.070%    01/05/2023    3,588,137        457,129
                                                                                           ------------
                                                                                              1,759,834

TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,813,920)                                    1,759,834
                                                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (22.3%)

   Banc Of America Commercial                          4.429%    11/10/2039      900,000        865,726
   Chase Commercial Mortgage Securities                6.810%    12/12/2013      399,019        398,552
   CNL Funding(7,8)                                    1.810%    09/18/2012   18,471,775        930,608
   Collateralized Mortgage Securities                  9.450%    02/01/2017       27,904         29,312
   Commercial Mortgage                                 6.220%    11/15/2014      500,000        501,049
   Commercial Mortgage                                 6.980%    02/14/2034      420,000        440,052
   CS First Boston Mortgage Securities                 6.300%    11/11/2030      530,000        546,689
   CS First Boston Mortgage Securities                 6.380%    12/16/2035    1,300,000      1,367,162
   Entertainment Properties Trust                      6.223%    02/15/2018      681,000        698,073
   FFCA Secured Lending                                7.810%    10/18/2025      750,000        670,734
   FHLMC                                               4.500%    03/15/2019      218,594        208,388
   FNMA(7)                                             1.310%    02/25/2035    6,373,623        216,754
   GMAC Commercial Mortgage Securities                 6.590%    05/15/2033      160,000        166,948
   GS Mortgage Securities                              6.000%    10/18/2030    1,000,000      1,004,530
   JP Morgan                                           4.475%    07/15/2041      699,987        681,582
   LB-UBS Commercial Mortgage                          4.333%    02/15/2037    1,014,000        949,049
   Legg Mason                                          2.865%    07/25/2021      177,693        168,967
   Lehman Brothers                                     5.770%    06/14/2017      500,000        493,754
   Merrill Lynch Mortgage Investments                  6.480%    11/15/2026      600,000        614,237
   Merrill Lynch Mortgage Investments(7)               0.823%    11/15/2026   25,557,793      1,145,270
   Mortgage Capital Funding                            6.423%    06/18/2030      354,539        363,761
   MSDW Capital                                        6.010%    07/15/2033      673,060        644,421
                                                                                           ------------
                                                                                             13,105,618

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $13,236,675)                      13,105,618
                                                                                           ------------
CORPORATE BONDS (27.2%)

FINANCE - BANKING (7.6%)
   Centura Bank                                        6.500%     03/15/2009     195,000        207,999
   Centura Capital Trust(1)                            8.845%     06/01/2027     350,000        380,686
   Colonial Bank                                       6.375%    12/01/20015     719,000        739,320
   Comerica Bank                                       8.375%     07/15/2024     300,000        361,004
   First Union National                                6.919%     12/15/2036     600,000        728,692
   HSBC                                                4.440%     09/29/2049     200,000        173,540
   HSBC Finance(1)                                     7.650%     03/01/2007     400,000        412,898
   Marshall & Iisley(2)                                5.400%     10/15/2028     275,000        266,959
   Nations Bank(3)                                     0.000%     07/17/2028   1,800,000        390,658
   Provident Cap Trust                                 8.600%     12/01/2026     400,000        425,414
   Regions Financial                                   4.500%     08/08/2008     350,000        345,950
                                                                                           ------------
                                                                                              4,433,120
FINANCE - BROKER RELATED (BROKERAGE) (3.0%)
   Citigroup                                           5.875%     02/22/2033     585,000        599,823
   JP Morgan & Co(3)                                   0.000%     07/01/2027   2,133,000        403,896
   Lehman Brothers                                     6.760%     06/10/2014      55,000        756,419
                                                                                           ------------
                                                                                              1,760,138

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
64                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY             PRINCIPAL
DESCRIPTION                                             RATE              DATE                 AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCE - OTHER (5.4%)
   American General                                    8.500%          07/01/2030          $   280,000    $  376,112
   Assured Guaranty                                    7.000%          06/01/2034              200,000       220,376
   Cigna                                               7.650%          03/01/2023              290,000       340,044
   Fidelity National                                   7.300%          08/15/2011              345,000       360,281
   Ford Motor Credit                                   7.250%          10/25/2011              400,000       345,542
   General Electric Capital                            8.125%          05/15/2012              700,000       813,377
   GMAC                                                6.125%          09/15/2006              420,000       407,969
   MBIA Global Funding                                 4.375%          03/15/2010              345,000       336,648
                                                                                                          ----------
                                                                                                           3,200,349
INDUSTRIAL-BASIC (1.1%)
   BHP Finance                                         6.750%          11/01/2013              290,000       319,029
   Ingersoll Rand                                      6.130%          11/18/2027              300,000       326,120
                                                                                                          ----------
                                                                                                             645,149
INDUSTRIAL-CAPITAL GOODS (0.5%)
   Thermo Electron                                     3.250%          11/01/2007              300,000       288,750
                                                                                                          ----------
                                                                                                             288,750
INDUSTRIAL-ENERGY (3.3%)
   Enron Oil & Gas                                     6.650%          04/01/2028              335,000       377,422
   EOG Resources                                       6.500%          12/01/2007              250,000       256,247
   Premcor Refining                                    9.500%          02/01/2013              520,000       579,617
   Premcor Refining                                    7.500%          06/15/2015              375,000       399,761
   Valero Energy                                       7.500%          04/15/2032              275,000       334,205
                                                                                                          ----------
                                                                                                           1,947,252
INDUSTRIAL - HEALTH CARE (0.5%)
   Bayer Corp.(1)                                      6.200%          02/15/2008              290,000       296,290
                                                                                                          ----------
                                                                                                             296,290
INDUSTRIAL - MEDIA CABLE (0.5%)
   Comcast Corp                                        7.050%          03/15/2033              250,000       269,896
                                                                                                          ----------
                                                                                                             269,896
INDUSTRIAL - OTHER CONSUMER NON-CYCLICALS (1.1%)
   Philip Morris                                       7.750%          01/15/2027              565,000       670,751
                                                                                                          ----------
                                                                                                             670,751
INDUSTRIAL-OTHER (0.5%)
   Phoenix Life Insurance                              7.150%          12/15/2034              300,000       313,195
                                                                                                          ----------
                                                                                                             313,195
INDUSTRIAL-TECHNOLOGY (1.8%)
   IBM                                                 7.000%          10/30/2025              410,000       485,282
   Thomas & Betts                                      7.250%          06/01/2013              520,000       553,322
                                                                                                          ----------
                                                                                                           1,038,604
INDUSTRIAL-TELECOMMUNICATIONS-WIRED (0.4%)
   Central Telephone                                   7.040%          09/21/2007              200,000       205,858
                                                                                                          ----------
                                                                                                             205,858
INDUSTRIAL - TRANSPORTATION (0.8)
   Southwest Airlines                                  7.375%          03/01/2027              406,000       452,668
                                                                                                          ----------
                                                                                                             452,668
UTILITIES (0.7%)
   Alabama Power                                       5.650%          03/15/2035              300,000       289,749
   Entergy Ark                                         4.500%          06/01/2010              150,000       144,623
                                                                                                          ----------
                                                                                                             434,372
                                                                                                          ----------

TOTAL CORPORATE BONDS (IDENTIFIED COST $16,079,170)                                                       15,956,392
                                                                                                          ----------

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      65

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                            SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY           PRINCIPAL
DESCRIPTION                                             RATE              DATE               AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (41.1%)

U.S. TREASURY BONDS & NOTES (10.4%)
   U.S. Treasury Notes                                 5.500%          05/15/2009         $  1,500,000   $  1,551,738
   U.S. Treasury Notes                                 4.375%          08/15/2012              750,000        749,912
   U.S. Treasury Notes                                 1.625%          01/15/2015            1,000,000      1,004,920
   U.S. Treasury Bond                                  6.375%          08/15/2027              950,000      1,176,850
   U.S. Treasury Bond                                  5.500%          08/15/2028            1,465,000      1,647,267
                                                                                                         ------------
                                                                                                            6,130,687
FEDERAL FARM CREDIT BANK (FFCB) (1.4%)
   FFCB                                                4.000%          08/26/2008              500,000        490,382
   FFCB                                                6.320%          10/12/2010              325,000        346,268
                                                                                                         ------------
                                                                                                              836,650
FEDERAL HOME LOAN BANK (FHLB) (5.8%)
   FHLB(2)                                             4.047%          09/29/2008              350,000        348,795
   FHLB                                                4.020%          06/15/2011              520,000        498,044
   FHLB                                                4.250%          06/24/2013              300,000        285,655
   FHLB                                                4.375%          07/16/2013              550,000        526,858
   FHLB(2)                                             4.060%          07/23/2013              650,000        635,255
   FHLB                                                6.045%          05/12/2014              300,000        325,368
   FHLB                                                4.300%          07/23/2014              500,000        474,170
   FHLB(2)                                             4.000%          08/06/2018              300,000        288,718
                                                                                                         ------------
                                                                                                            3,382,863
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) (11.5%)
   FHLMC                                               5.900%          02/14/2006              100,000        100,135
   FHLMC(2)                                            4.250%          09/29/2008              500,000        496,993
   FHLMC                                               3.875%          01/12/2009            1,000,000        974,702
   FHLMC                                               4.000%          07/16/2010              400,000        386,948
   FHLMC                                               4.400%          06/19/2013              500,000        481,468
   FHLMC                                               7.300%          12/08/2014            1,000,000      1,022,693
   FHLMC                                               0.000%          07/15/2014            1,000,000        662,801
   FHLMC                                               5.000%          03/27/2018              190,000        183,587
   FHLMC                                               5.000%          07/02/2018              250,000        240,795
   FHLMC                                               4.000%          07/16/2018              275,000        262,185
   FHLMC                                               5.000%          07/23/2018              310,000        298,512
   FHLMC                                               5.000%          06/11/2018              200,000        190,362
   FHLMC                                               6.250%          07/15/2032            1,250,000      1,487,766
                                                                                                         ------------
                                                                                                            6,788,947
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (10.0%)
   FNMA                                                4.750%          01/02/2007              250,000        249,736
   FNMA                                                3.500%          04/06/2009              400,000        385,096
   FNMA                                                6.875%          09/24/2012              500,000        516,012
   FNMA                                                4.350%          07/02/2013              325,000        310,994
   FNMA(2)                                             4.000%          12/30/2014            1,400,000      1,360,351
   FNMA                                                7.540%          03/02/2015            1,650,000      1,700,221
   FNMA                                                6.200%          06/13/2017            1,025,000      1,039,848
   FNMA                                                6.625%          11/15/2030              240,000        295,928
                                                                                                         ------------
                                                                                                            5,858,186
STUDENT LOAN MARKETING ASSOCIATION (SLMA) (1.3%)
   SLMA(3)                                             0.000%          05/15/2014            1,600,000        768,000
                                                                                                         ------------
                                                                                                              768,000
SMALL BUSINESS ADMINISTRATION- PASS THROUGH-AGENCY (0.7%)
   Small Business Administration                       4.640%          05/01/2023              437,981        429,253
                                                                                                         ------------
                                                                                                              429,253

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (IDENTIFIED COST $24,267,306)                                      24,194,586
                                                                                                         ------------

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
66                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY           PRINCIPAL
DESCRIPTION                                             RATE              DATE               AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (0.4%)

   Fort Walton Defense Housing(3)                      0.000%          10/15/2009         $   250,000    $    202,995

TOTAL MUNICIPAL LONG TERM (IDENTIFIED COST $210,488)                                                          202,995
                                                                                                         ------------
SHORT-TERM INVESTMENTS (4.4%)

   FIFTH THIRD REPURCHASE AGREEMENT                    3.450%          01/03/2006           2,574,465       2,574,465
   DATED 12/30/05 (Repurchase value $2,575,452                                                           ------------
   collateralized by U.S. Government Agency Securities)(6)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $2,574,465)                                                   2,574,465
                                                                                                         ------------

TOTAL INVESTMENTS (98.4%) (IDENTIFIED COST $58,182,024)(5)                                                 57,793,890
TOTAL OTHER ASSETS LESS LIABILITIES (1.6%)                                                                    937,131
                                                                                                         ------------
TOTAL NET ASSETS (100.0%)                                                                                $ 58,731,021
                                                                                                         ============





--------------------------------------------------------------------------------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board.
(2) Security represents a step bond. Rate disclosed is as of December 31, 2005.
(3) Security represents a zero coupon bond.
(4) Fair valued security under procedures established by the Fund's Board of Directors.
(5) See Note 6 for important tax information.
(6) See Note 2 for collateral information.
(7) Interest only security
(8) Represents a variable or increasing rate security. Rate disclosed is the current rate as of December 31, 2005.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      67

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (2.1%)

ASSET-BACKED SECURITIES (AUTO LOANS) (0.3%)
   Lai Vehicle Lease Securities Trust(6)               2.580%          10/15/2009         $    261,506   $   261,532
                                                                                                         -----------
                                                                                                             261,532
ASSET-BACKED SECURITIES (OTHER) (1.8%)
   Falcon Franchise(3,5,6)                             2.167%          06/15/2018            2,962,338       254,258
   Falcon Franchise Loan(3,5)                          3.074%          01/05/2023            1,594,728       203,168
   Falcon Franchise Loan                               6.067%          01/05/2023              951,615       965,189
   Falcon Franchise Loan                               4.856%          01/05/2025              405,593       397,232
   PNC Mortgage                                        7.050%          10/12/2033               61,365        62,858
                                                                                                         -----------
                                                                                                           1,882,705

TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,167,870)                                                 2,144,237
                                                                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.9%)

COLLATERALIZED MORTGAGE OBLIGATIONS (15.9%)
   Asset Securitization                                7.100%          08/13/2029              138,407       140,799
   Asset Securitization                                7.384%          08/13/2029              865,000       895,412
   Asset Securitization(3)                             7.300%          01/13/2030            1,200,000     1,229,958
   Banc of America SST                                 6.274%          10/11/2033            1,000,000     1,039,297
   Bank of America                                     4.429%          11/10/2039              560,000       538,674
   Chase Commercial Mortgage(3)                        6.810%          12/12/2013              545,737       545,099
   CNL Funding(3,5)                                    1.810%          09/18/2012           19,219,187       968,263
   Comm 2002-FL7 G(3)                                  6.219%          11/15/2014            1,000,000     1,002,098
   Commercial Mortgage Acceptance(1,3)                 6.546%          12/15/2030            1,000,000     1,026,434
   Commercial Mortgage(3)                              6.983%          02/14/2034              450,000       471,485
   CS First Boston Mortgage Securities                 6.300%          11/11/2030              685,000       706,571
   DLJ Mortgage Acceptance(1,3)                        8.348%          03/13/2028              428,348       428,573
   Entertainment Properties Trust                      6.223%          02/15/2018              400,000       410,028
   FHLMC                                               4.500%          03/15/2019              437,187       416,775
   FNMA(5)                                             1.310%          02/25/2035            8,770,542       298,269
   GE Capital Commercial Mortgage                      6.131%          01/15/2033              655,269       633,650
   GE Capital Commercial Mortgage                      6.496%          01/15/2033              300,000       317,029
   GNMA                                                3.360%          08/16/2022              464,568       445,750
   Gov't Lease Trust                                   4.000%          05/18/2011              877,041       846,278
   Greewich Capital Community Funding                  5.732%          07/05/2018              615,679       615,509
   Harborview Mortgage Loan Trust                      2.975%          06/19/2034              228,293       224,117
   JP Morgan Commerical Mortgage                       7.636%          12/26/2028              979,279       984,876
   JP Morgan Commerical Mortgage                       3.144%          07/12/2037              425,154       421,126
   JP Morgan Commerical Mortgage                       4.475%          07/15/2041                2,113         2,058
   LB-UBS Commercial Mortgage                          4.071%          09/15/2026              544,924       530,693
   Legg Mason                                          2.865%          07/25/2021              240,408       228,603
   Lehman Brothers(3)                                  5.768%          06/14/2017              750,000       740,630
                                                                                                         -----------
                                                                                                          16,108,054

TOTAL COLLATERALIZED OBLIGATIONS (IDENTIFIED COST $16,484,367)                                            16,108,054
                                                                                                         -----------
CORPORATE BONDS (22.4%)

FINANCE - BANKING (7.3%)
   Bank of America                                     4.750%          10/15/2006              250,000       249,917
   Bank of America                                     4.700%          03/15/2007              500,000       495,546
   Bayerische Landesbank                               5.875%          12/01/2008              500,000       517,033
   Centura Bank                                        6.500%          03/15/2009              250,000       266,665

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
68                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY           PRINCIPAL
DESCRIPTION                                             RATE              DATE               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------
FINANCE - BANKING - CONTINUED
   Centura Capital Trust                               8.845%          06/01/2027         $  460,000     $    500,330
   Citicorp(1)                                         7.000%          07/01/2007            200,000          206,075
   Colonial Bank Corp                                  6.375%          12/01/2015            590,000          606,675
   Comerica Bank(1)                                    7.250%          06/15/2007            300,000          309,846
   First Union Corp                                    6.300%          04/15/2008            100,000          103,372
   HSBC Finance                                        7.875%          03/01/2007            200,000          206,449
   HSBC Finance                                        7.650%          05/15/2007            775,000          799,843
   Provident Capital Trust                             8.600%          12/01/2026            515,000          547,721
   Regions Financial                                   4.500%          08/08/2008            500,000          494,214
   Royal Bank of Canada(3)                             2.401%          04/14/2008            500,000          452,850
   Washington Mutual                                   7.500%          08/15/2006            500,000          507,590
   Washington Mutual                                   8.250%          04/01/2010            750,000          835,097
   Wells Fargo Financial                               6.125%          02/15/2006            250,000          250,349
                                                                                                         ------------
                                                                                                            7,349,572

FINANCE-BROKER RELATED BROKERAGE (0.2%)
   J.P. Morgan                                         6.250%          01/15/2009            227,000          234,866
                                                                                                         ------------
                                                                                                              234,866
FINANCE - OTHER (5.4%)
   Associates Corp                                     6.875%          11/15/2008          1,000,000        1,052,722
   AXA Financial(1)                                    6.500%          04/01/2008            796,000          824,825
   CIT Group                                           4.150%          03/15/2007            500,000          491,291
   CIT Group                                           4.125%          11/03/2009            500,000          483,328
   Dis-Crave(6)                                        6.850%          01/10/2007            867,225          867,138
   Fidelity National                                   7.300%          08/15/2011            460,000          480,374
   General Electric Capital                            8.125%          05/15/2012            700,000          813,377
   MBIA Global Funding(1)                              4.375%          03/15/2010            460,000          448,864
                                                                                                         ------------
                                                                                                            5,461,919
INDUSTRIAL-AUTOMOTIVE (0.5%)
   Daimler Chrysler Holdings(1)                        6.100%          10/15/2006            500,000          498,751
                                                                                                         ------------
                                                                                                              498,751
INDUSTRIAL-BASIC (1.0%)
   McDonald's                                          4.240%          12/13/2006          1,000,000          993,203
                                                                                                         ------------
                                                                                                              993,203

INDUSTRIAL-CAPITAL GOODS (1.1%)
   Cargill(1)                                          6.150%          02/25/2008            650,000          666,435
   PPG Industries                                      6.500%          11/01/2007              2,000            2,049
   Thermo Electron                                     3.250%          11/01/2007            500,000          481,250
                                                                                                         ------------
                                                                                                            1,149,734
INDUSTRIAL-ENERGY (1.1%)
   Premcor Refining                                    9.500%          02/01/2013            610,000          679,935
   Premcor Refining                                    7.500%          06/15/2015            360,000          383,770
                                                                                                         ------------
                                                                                                            1,063,705
INDUSTRIAL-HEALTHCARE (0.5%)
   Bayer Corp(1)                                       6.200%          02/15/2008            500,000          510,845
                                                                                                         ------------
                                                                                                              510,845
INDUSTRIAL-OTHER CONSUMER NON-CYCLICALS (1.5%)
   Colgate Palmolive(1)                                7.840%          05/15/2007            500,000          519,847
   McCormick & Company                                 6.400%          02/01/2006          1,000,000        1,001,416
                                                                                                         ------------
                                                                                                            1,521,263
INDUSTRIAL-RETAILERS (0.5%)
   Kohl's                                              6.700%          02/01/2006            500,000          500,572
                                                                                                         ------------
                                                                                                              500,572
INDUSTRIAL-SERVICES (0.5%)
   First Data                                          4.700%          11/01/2006            500,000          499,320
                                                                                                         ------------
                                                                                                              499,320

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      69

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                        INTEREST         MATURITY            PRINCIPAL
DESCRIPTION                                               RATE             DATE                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-TECHNOLOGY (0.7%)
   Reynolds & Reynolds                                   7.000%          12/15/2006         $   375,000    $    374,573
   Thomas & Betts                                        7.250%          06/01/2013             340,000         361,788
                                                                                                           ------------
                                                                                                                736,361
INDUSTRIAL-TELECOMMUNICATIONS-WIRED (0.2%)
   Central Telephone                                     7.040%          09/21/2007             200,000         205,858
                                                                                                           ------------
                                                                                                                205,858
INDUSTRIAL-TRANSPORTATION (0.6%)
   Norfolk Southern                                      7.350%          05/15/2007              87,000          89,780
   Norfolk Southern                                      5.257%          09/17/2014             455,000         459,206
   Union Pacific                                         8.660%          07/02/2011              96,738         103,639
                                                                                                           ------------
                                                                                                                652,625
UTILITIES (1.3%)
   Entergy Ark                                           4.500%          06/01/2010             550,000         530,285
   Midamerican Energy                                    7.520%          09/15/2008             105,000         110,994
   Monongahela Power                                     5.000%          10/01/2006             650,000         649,670
                                                                                                           ------------
                                                                                                              1,290,949

TOTAL CORPORATE BONDS (IDENTIFIED COST $23,045,731)                                                          22,669,543
                                                                                                           ------------
U.S. GOVERNMENT AND AGENCY SECURITIES (54.2%)

U.S. TREASURY NOTES (18.9%)
   U.S. Treasury Notes(4)                                3.625%          01/15/2008           1,000,000       1,265,945
   U.S. Treasury Notes(4)                                3.875%          01/15/2009           1,000,000       1,276,438
   U.S. Treasury Notes                                   3.125%          04/15/2009          10,000,000       9,620,310
   U.S. Treasury Notes                                   4.000%          03/15/2010           4,000,000       3,942,656
   U.S. Treasury Notes                                   4.375%          12/15/2010           1,000,000       1,000,781
   U.S. Treasury Notes                                   4.375%          08/15/2012           2,000,000       1,999,766
                                                                                                           ------------
                                                                                                             19,105,896

DEPARTMENT OF HOUSING & URBAN DEVELOPMENT (HUD) (1.0%)
   HUD                                                   6.330%          08/01/2013           1,000,000       1,030,371
                                                                                                           ------------
                                                                                                              1,030,371

FEDERAL AGRICULTURAL MORTGAGE CORPORATION (FAMC) (1.0%)
   FAMC                                                  5.900%          03/03/2009           1,000,000       1,034,143
                                                                                                           ------------
                                                                                                              1,034,143
FEDERAL FARM CREDIT BANK (FFCB) (0.8%)
   FFCB                                                  3.375%          09/24/2007             200,000         195,518
   FFCB                                                  4.000%          08/26/2008             500,000         490,382
   FFCB                                                  4.875%          09/24/2012             150,000         146,468
                                                                                                           ------------
                                                                                                                832,368
FEDERAL HOME LOAN BANK (FHLB) (23.7%)
   FHLB                                                  2.375%          02/15/2006           1,000,000         997,369
   FHLB                                                  2.170%          03/27/2006             900,000         894,867
   FHLB(2)                                               3.000%          11/20/2006           1,000,000         985,066
   FHLB                                                  5.375%          02/15/2007             325,000         327,087
   FHLB                                                  3.500%          05/15/2007           2,000,000       1,967,014
   FHLB                                                  4.875%          05/15/2007             830,000         831,009
   FHLB                                                  7.325%          05/30/2007             250,000         258,636
   FHLB                                                  6.200%          10/10/2007             200,000         204,258
   FHLB(2)                                               3.000%          03/18/2008           1,000,000         985,874
   FHLB(2)                                               3.625%          04/25/2008           1,000,000         980,227
   FHLB                                                  5.000%          05/12/2008           2,600,000       2,598,783
   FHLB(2)                                               3.500%          05/28/2008             500,000         492,723
   FHLB(3)                                               1.350%          07/17/2008           1,000,000         890,011

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
70                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY           PRINCIPAL
DESCRIPTION                                             RATE              DATE               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (FHLB) - CONTINUED
   FHLB(2)                                             3.000%          07/30/2008         $ 1,000,000    $    974,006
   FHLB                                                3.650%          09/22/2008             500,000         486,089
   FHLB                                                4.000%          01/28/2009             395,000         386,160
   FHLB                                                4.600%          02/05/2009           1,000,000         992,333
   FHLB(2)                                             3.000%          02/27/2009             500,000         493,854
   FHLB(2)                                             3.125%          09/24/2009             400,000         389,251
   FHLB(2)                                             3.250%          09/30/2009             400,000         388,027
   FHLB                                                5.300%          01/12/2010           1,000,000       1,000,511
   FHLB(2)                                             4.000%          03/16/2010             500,000         496,932
   FHLB(2)                                             4.000%          05/25/2010             500,000         494,040
   FHLB                                                4.125%          08/13/2010           1,035,000       1,005,075
   FHLB                                                5.125%          11/01/2010           1,000,000         995,423
   FHLB                                                4.020%          06/15/2011             650,000         622,555
   FHLB                                                6.300%          06/21/2011              75,000          75,460
   FHLB(2)                                             3.000%          09/30/2011           1,000,000         976,522
   FHLB(2)                                             4.000%          06/11/2013           1,000,000         977,377
   FHLB(2)                                             4.000%          07/23/2013             500,000         488,658
   FHLB(2)                                             4.000%          08/06/2018             350,000         336,838
                                                                                                          -----------
                                                                                                           23,992,035
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) (6.6%)
   FHLMC                                               3.100%          05/27/2008             500,000         481,589
   FHLMC(2)                                            4.250%          09/29/2008           2,000,000       1,987,972
   FHLMC                                               3.150%          11/20/2008           1,000,000         957,983
   FHLMC(2)                                            3.000%          01/13/2009           1,000,000         999,545
   FHLMC(2)                                            3.500%          03/16/2009           1,000,000         980,961
   FHLMC                                               4.125%          11/18/2009             800,000         783,158
   FHLMC                                               4.000%          12/15/2009              60,000          58,311
   FHLMC                                               4.000%          07/16/2010             500,000         483,685
                                                                                                          -----------
                                                                                                            6,733,204
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (1.7%)
   FNMA(2)                                             2.500%          04/01/2008             100,000          97,048
   FNMA                                                4.000%          03/03/2009             100,000          97,688
   FNMA                                                3.500%          04/06/2009           1,245,000       1,198,610
   FNMA(2)                                             4.375%          12/29/2010              30,000          29,554
   FNMA(2)                                             3.250%          08/18/2011             300,000         293,225
                                                                                                          -----------
                                                                                                            1,716,125
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) -
PASS-THROUGH-AGENCY (0.0%) FHLMC                       8.500%          08/01/2006                  97              98
                                                                                                          -----------
                                                                                                                   98
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -
PASS-THROUGH-AGENCY (0.0%) FNMA                        7.000%          12/01/2008               9,405           9,606
                                                                                                          -----------
                                                                                                                9,606
SMALL BUSINESS ADMINISTRATION - PASS-THROUGH-AGENCY (0.5%)
   Small Business Administration                       8.017%          02/10/2010             266,482         284,703
   Small Business Administration                       4.640%          05/01/2023             210,568         206,371
                                                                                                          -----------
                                                                                                              491,074

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $55,437,028)                                  54,944,920
                                                                                                          -----------



--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      71

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                               INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                                      RATE        DATE         AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.5%)

   FIFTH THIRD REPURCHASE AGREEMENT                             3.450%    01/03/2006   $ 5,589,156   $   5,589,156
   DATED 12/30/05 (Repurchase value $5,591,299                                                       -------------
   collateralized by U.S. Government Agency Securities)(8)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $5,589,156)                                                5,589,156
                                                                                                     -------------

TOTAL INVESTMENTS (100.1%) (IDENTIFIED COST $102,724,152)(7)                                           101,455,910
TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)                                                                (62,815)
                                                                                                     -------------
TOTAL NET ASSETS (100.0%)                                                                            $ 101,393,095
                                                                                                     =============

--------------------------------------------------------------------------------





(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Security represents a step bond. Rate disclosed is as of December 31, 2005.
(3) Represents a variable or increasing rate security. Rate disclosed is the current rate as of December 31, 2005.
(4) Represents a Treasury Inflation Protected Security.
(5) Interest only security.
(6) Fair valued security under procedures established by the Fund's Board of Directors.
(7) See Note 6 for important tax information.
(8) See Note 2 for collateral information.

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
72                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                          INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                                 RATE        DATE         AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.2%)
   TMS SBA Loan Trust (1999 1-A)(1)                        5.050%    07/15/2025   $  320,789   $  318,680
                                                                                               ----------
TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $320,771)                                          318,680
                                                                                               ----------

PROJECT LOANS (0.0%)
   Merrill Lynch 42(4)                                     7.430%    09/01/2022        2,742        2,788
                                                                                               ----------
TOTAL PROJECT LOANS (IDENTIFIED COST $2,800)                                                        2,788
                                                                                               ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (3.5%)
   Banc of America Alternative Loan Trust (2003-10 6A2)    5.500%    12/25/2018      269,999      265,339
   Banc of America Alternative Loan Trust (2004-3 4A1)     5.000%    04/25/2019      366,771      363,829
   Countrywide Alternative Loan Trust (2004-J2A1)          6.500%    03/25/2034      195,345      197,972
   Fanniemae Strip (344:1)(3)                              0.000%    11/01/2033      528,713      419,018
   FNMA (2005-70 NA)(4)                                    5.500%    08/25/2035      203,302      204,647
   FNMA (2005-70 PA)(4)                                    5.500%    08/25/2035    2,121,841    2,133,849
   GMAC Mortgage Loan Trust (1999-C3 A2)                   7.179%    08/15/2036      704,408      746,456
   Residential Accredit Loans Incorporated (2003-QS20 CB)  5.000%    11/25/2018    1,423,552    1,384,000
                                                                                               ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $5,898,060)             5,813,931    5,715,110
                                                                                               ----------

U.S. GOVERNMENT AGENCY BONDS (82.3%)
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) (24.3%)
   FHLMC                                                   4.500%    01/01/2010      286,219      281,114
   FHLMC                                                   6.000%    01/01/2013        5,382        5,492
   FHLMC                                                   6.000%    02/01/2013       18,256       18,630
   FHLMC                                                   6.000%    03/01/2013       62,988       64,268
   FHLMC                                                   6.000%    04/01/2013      234,485      239,284
   FHLMC                                                   6.000%    05/01/2013        5,345        5,455
   FHLMC                                                   6.000%    08/01/2013       91,369       93,236
   FHLMC                                                   6.000%    09/01/2013       91,123       92,986
   FHLMC                                                   5.500%    11/01/2013        9,002        9,072
   FHLMC                                                   6.000%    11/01/2013      146,655      149,661
   FHLMC                                                   5.500%    12/01/2013       54,779       55,206
   FHLMC                                                   6.000%    12/01/2013        5,737        5,855
   FHLMC                                                   5.500%    02/01/2014        6,635        6,687
   FHLMC                                                   5.500%    03/01/2014       36,441       36,715
   FHLMC                                                   5.500%    04/01/2014        9,249        9,318
   FHLMC                                                   6.000%    04/01/2014      205,578      209,862
   FHLMC                                                   5.500%    05/01/2014        9,020        9,088
   FHLMC                                                   6.000%    05/01/2014      120,592      123,104
   FHLMC                                                   6.000%    07/01/2014       20,863       21,296
   FHLMC                                                   7.500%    09/01/2014       29,158       30,621
   FHLMC                                                   7.000%    06/01/2015        1,747        1,813
   FHLMC                                                   7.500%    07/01/2015        3,069        3,223
   FHLMC                                                   6.000%    05/01/2016       14,714       15,020
   FHLMC                                                   6.000%    06/01/2016       48,243       49,247
   FHLMC                                                   5.500%    02/15/2017      600,000      608,986
   FHLMC                                                   5.000%    08/01/2017       92,918       92,147
   FHLMC                                                   5.500%    08/01/2017      292,081      294,007
   FHLMC                                                   5.500%    09/01/2017       17,963       18,081
   FHLMC                                                   6.000%    09/01/2017        8,432        8,608
   FHLMC                                                   5.500%    09/15/2017    2,000,000    2,030,059

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      73

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                             RATE        DATE         AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) - CONTINUED
   FHLMC                                               5.000%    10/01/2017   $   242,852   $   240,840
   FHLMC                                               5.500%    10/15/2017       900,000       909,210
   FHLMC                                               5.000%    11/01/2017       220,939       219,108
   FHLMC                                               5.500%    11/01/2017        37,315        37,561
   FHLMC                                               5.000%    01/01/2018       199,503       197,850
   FHLMC                                               5.500%    01/01/2018        94,860        95,485
   FHLMC                                               5.000%    03/01/2018        30,714        30,451
   FHLMC                                               5.000%    04/01/2018       124,800       123,734
   FHLMC                                               6.500%    04/01/2018        41,125        42,553
   FHLMC                                               4.500%    05/01/2018     3,295,011     3,214,952
   FHLMC                                               5.000%    05/01/2018     1,259,348     1,248,660
   FHLMC                                               5.000%    06/01/2018       620,870       615,577
   FHLMC                                               5.000%    07/01/2018        23,753        23,551
   FHLMC                                               4.500%    08/01/2018     1,398,859     1,364,487
   FHLMC                                               5.500%    08/01/2018        33,507        33,720
   FHLMC                                               9.000%    09/01/2018        14,270        14,887
   FHLMC                                               5.000%    10/01/2018        37,280        36,961
   FHLMC                                               4.500%    11/01/2018       714,544       696,920
   FHLMC                                               4.500%    12/01/2018       622,334       606,974
   FHLMC                                               6.000%    12/01/2018       104,569       106,634
   FHLMC                                               4.500%    01/01/2019       349,420       340,796
   FHLMC                                               6.000%    02/01/2019        41,400        42,205
   FHLMC                                               4.500%    01/01/2020       199,610       194,536
   FHLMC                                               5.000%    06/01/2020       999,999       990,128
   FHLMC                                               4.500%    07/01/2020       632,510       615,500
   FHLMC                                               4.500%    08/01/2020       134,021       130,417
   FHLMC                                               5.000%    08/01/2020       999,999       990,128
   FHLMC                                               4.500%    09/01/2020     2,747,348     2,673,464
   FHLMC                                               5.000%    10/01/2020       899,999       891,115
   FHLMC                                               6.000%    07/01/2022       239,560       243,891
   FHLMC                                               7.000%    06/01/2024           277           290
   FHLMC                                               8.000%    07/01/2024        68,241        72,967
   FHLMC                                               8.000%    08/01/2024         7,049         7,538
   FHLMC                                               8.000%    06/01/2025            54            57
   FHLMC                                               8.000%    07/01/2025        51,610        55,184
   FHLMC                                               8.000%    09/01/2025           546           583
   FHLMC                                               8.000%    11/01/2025         1,509         1,612
   FHLMC                                               8.000%    12/01/2025         5,926         6,336
   FHLMC                                               8.000%    01/01/2026           711           760
   FHLMC                                               7.000%    05/01/2026        18,714        19,541
   FHLMC                                               8.000%    06/01/2026        12,357        13,206
   FHLMC                                               7.000%    09/01/2027         1,075         1,121
   FHLMC                                               5.500%    01/01/2029        58,439        58,064
   FHLMC                                               6.000%    01/01/2029       143,856       145,764
   FHLMC                                               6.000%    02/01/2029       162,341       164,494
   FHLMC                                               7.000%    04/01/2029           747           778
   FHLMC                                               6.000%    05/01/2029       238,290       241,385
   FHLMC                                               7.000%    07/01/2029        39,958        41,645
   FHLMC                                               7.000%    10/01/2029        86,387        90,035
   FHLMC                                               7.000%    11/01/2029        37,792        39,388
   FHLMC                                               7.000%    12/01/2029         4,399         4,585
   FHLMC                                               7.000%    01/01/2030        80,531        83,931
   FHLMC                                               7.000%    04/01/2030           273           284
   FHLMC                                               7.000%    09/01/2030        38,864        40,488

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
74                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY      PRINCIPAL
DESCRIPTION                                             RATE        DATE         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) - CONTINUED
   FHLMC                                               7.000%    10/01/2030   $      7,236   $     7,538
   FHLMC                                               7.500%    10/01/2030          1,677         1,760
   FHLMC                                               7.000%    11/01/2030          6,787         7,070
   FHLMC                                               7.000%    05/01/2031         38,420        40,027
   FHLMC                                               7.000%    06/01/2031         13,354        13,912
   FHLMC                                               7.000%    07/01/2031         23,928        24,929
   FHLMC                                               7.000%    08/01/2031          2,478         2,581
   FHLMC                                               7.000%    09/01/2031         38,968        40,598
   FHLMC                                               7.000%    10/01/2031          2,735         2,849
   FHLMC                                               7.000%    11/01/2031         30,960        32,255
   FHLMC                                               6.000%    01/01/2032         62,367        63,144
   FHLMC                                               5.500%    02/01/2032         38,575        38,337
   FHLMC                                               5.500%    04/01/2032        237,664       236,117
   FHLMC                                               7.000%    04/01/2032         16,534        17,221
   FHLMC                                               7.000%    05/01/2032        322,568       335,940
   FHLMC                                               6.500%    07/01/2032      1,005,236     1,032,002
   FHLMC                                               7.000%    07/01/2032         13,075        13,617
   FHLMC                                               6.500%    08/01/2032        213,554       219,240
   FHLMC                                               6.000%    02/01/2033        497,586       503,417
   FHLMC                                               6.000%    03/01/2033         53,661        54,289
   FHLMC                                               7.000%    09/01/2033         43,796        45,612
   FHLMC                                               5.500%    01/01/2035      2,448,294     2,428,218
   FHLMC                                               4.500%    09/01/2035      1,266,953     1,194,600
   FHLMC                                               5.000%    10/01/2035     10,245,315     9,918,745
   FHLMC                                               5.500%    10/01/2035         99,800        98,906
                                                                                             -----------
                                                                                              39,023,396
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (56.9%)
   FNMA                                                6.500%    02/01/2012         14,650        15,065
   FNMA                                                6.500%    10/01/2013         42,215        43,411
   FNMA                                                5.500%    07/01/2014         89,332        90,061
   FNMA                                                8.000%    08/01/2014         57,872        60,943
   FNMA                                                6.000%    04/01/2016          2,878         2,942
   FNMA                                                6.500%    05/01/2016         66,821        68,741
   FNMA                                                6.500%    06/01/2016         16,236        16,702
   FNMA                                                6.500%    07/01/2016         50,782        52,242
   FNMA                                                6.500%    09/01/2016         62,320        64,111
   FNMA                                                5.500%    10/01/2016        114,772       115,613
   FNMA                                                5.500%    05/01/2017        256,980       258,756
   FNMA                                                5.500%    09/01/2017        284,403       286,369
   FNMA                                                5.500%    10/01/2017         47,122        47,448
   FNMA                                                5.000%    11/01/2017        181,319       179,668
   FNMA                                                5.500%    12/01/2017        363,632       366,146
   FNMA                                                4.500%    01/01/2018        108,166       105,541
   FNMA                                                5.500%    01/01/2018        782,220       787,627
   FNMA                                                5.000%    02/01/2018        121,266       120,143
   FNMA                                                5.500%    02/01/2018        276,336       278,246
   FNMA                                                5.000%    05/01/2018        584,703       579,287
   FNMA                                                6.500%    05/01/2018         98,869       102,412
   FNMA                                                5.500%    06/01/2018      2,320,578     2,336,618
   FNMA                                                5.000%    08/01/2018        127,705       126,522
   FNMA                                                6.000%    08/01/2018         64,604        65,844
   FNMA                                                5.000%    09/01/2018      1,999,847     1,981,324
   FNMA                                                5.000%    10/01/2018      1,274,605     1,262,800
   FNMA                                                5.500%    11/01/2018         18,457        18,580

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     75

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                             RATE        DATE         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - CONTINUED
   FNMA                                                5.000%    12/01/2018   $ 2,556,120   $ 2,532,849
   FNMA                                                4.500%    01/01/2019       221,938       216,294
   FNMA                                                5.500%    01/01/2019        51,161        51,501
   FNMA                                                4.000%    06/01/2019     1,087,915     1,040,089
   FNMA                                                5.000%    06/01/2019     3,744,376     3,709,696
   FNMA                                                5.500%    08/01/2019     3,229,885     3,251,037
   FNMA                                                5.500%    05/01/2020     2,216,962     2,232,286
   FNMA                                                7.500%    08/01/2023        14,864        15,591
   FNMA                                                6.500%    04/01/2024         3,848         3,968
   FNMA                                                5.000%    06/01/2024     1,570,444     1,536,213
   FNMA                                                6.500%    11/01/2024        53,707        55,373
   FNMA                                                7.000%    10/01/2025        33,439        34,989
   FNMA                                                7.500%    02/01/2026        19,695        20,687
   FNMA                                                6.500%    04/01/2026        12,256        12,629
   FNMA                                                7.000%    09/01/2026        19,150        20,037
   FNMA                                                7.500%    09/01/2026        41,534        43,622
   FNMA                                                7.000%    04/01/2027        18,350        19,186
   FNMA                                                7.500%    05/01/2027         5,912         6,206
   FNMA                                                7.500%    11/01/2027        16,263        17,073
   FNMA                                                7.500%    12/01/2027        43,810        45,990
   FNMA                                                7.500%    01/01/2028         1,942         2,039
   FNMA                                                7.500%    02/01/2028        16,706        17,547
   FNMA                                                6.500%    11/01/2028        39,335        40,519
   FNMA                                                6.000%    01/01/2029        39,432        39,933
   FNMA                                                6.500%    03/01/2029       202,164       208,245
   FNMA                                                7.000%    03/01/2029        13,391        13,997
   FNMA                                                6.500%    04/01/2029       495,951       510,965
   FNMA                                                7.000%    04/01/2029        96,416       100,703
   FNMA                                                7.000%    05/01/2029        70,469        73,602
   FNMA                                                6.500%    06/01/2029        16,619        17,114
   FNMA                                                6.500%    07/01/2029        20,161        20,763
   FNMA                                                7.000%    07/01/2029        10,794        11,274
   FNMA                                                7.500%    09/01/2029       146,450       153,588
   FNMA                                                6.000%    10/01/2029       124,177       125,799
   FNMA                                                7.000%    11/01/2029         9,813        10,249
   FNMA                                                7.000%    12/01/2029        13,142        13,726
   FNMA                                                7.000%    01/01/2030        33,885        35,373
   FNMA                                                6.500%    02/01/2030        31,818        32,729
   FNMA                                                7.000%    02/01/2030        96,799       101,085
   FNMA                                                7.000%    03/01/2030         4,218         4,403
   FNMA                                                7.000%    11/01/2030         2,042         2,132
   FNMA                                                7.000%    12/01/2030        52,490        54,794
   FNMA                                                7.000%    01/01/2031        15,985        16,687
   FNMA                                                7.000%    06/01/2031        71,742        74,892
   FNMA                                                7.000%    07/01/2031        81,024        84,581
   FNMA                                                7.000%    08/01/2031        51,199        53,447
   FNMA                                                6.500%    09/01/2031        22,392        23,017
   FNMA                                                7.000%    09/01/2031        79,566        83,059
   FNMA                                                7.000%    10/01/2031        37,876        39,539
   FNMA                                                7.500%    12/01/2031        14,598        15,293
   FNMA                                                6.000%    02/01/2032        54,211        54,850
   FNMA                                                7.000%    05/01/2032        20,664        21,564
   FNMA                                                6.500%    07/01/2032        24,723        25,408
   FNMA                                                7.000%    08/01/2032        71,454        74,566

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
76                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST    MATURITY      PRINCIPAL
DESCRIPTION                                             RATE        DATE         AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - CONTINUED
   FNMA                                                5.500%    01/01/2033   $  5,775,266   $  5,734,602
   FNMA                                                6.500%    01/01/2033         22,317         22,940
   FNMA                                                6.000%    02/01/2033         18,318         18,524
   FNMA                                                5.500%    06/01/2033        485,096        481,538
   FNMA                                                6.000%    06/01/2033      1,318,848      1,333,632
   FNMA                                                5.500%    07/01/2033        706,744        701,561
   FNMA                                                4.500%    08/01/2033        260,015        245,796
   FNMA                                                5.500%    08/01/2033        267,361        265,401
   FNMA                                                4.500%    09/01/2033        267,461        252,835
   FNMA                                                4.500%    10/01/2033      2,832,587      2,677,687
   FNMA                                                5.500%    10/01/2033      2,623,306      2,604,070
   FNMA                                                5.500%    11/01/2033      5,738,166      5,696,088
   FNMA                                                6.000%    11/25/2033        507,813        108,885
   FNMA                                                5.000%    03/01/2034     14,117,112     13,727,776
   FNMA                                                5.500%    04/01/2034         56,337         55,839
   FNMA                                                5.000%    05/01/2034      3,136,479      3,049,978
   FNMA                                                6.000%    08/01/2034      1,300,038      1,314,612
   FNMA                                                5.500%    09/01/2034      4,949,819      4,906,088
   FNMA                                                6.500%    09/01/2034        508,497        521,673
   FNMA                                                6.500%    10/01/2034        261,978        268,766
   FNMA                                                5.000%    12/01/2034        794,434        771,311
   FNMA                                                6.500%    12/01/2034         34,640         35,538
   FNMA                                                6.500%    01/01/2035        569,266        584,017
   FNMA                                                5.000%    02/01/2035      2,085,431      2,024,730
   FNMA                                                5.500%    02/01/2035      1,605,482      1,593,709
   FNMA                                                6.000%    05/01/2035        884,358        892,741
   FNMA                                                6.000%    06/01/2035      2,794,967      2,780,794
   FNMA                                                4.500%    08/01/2035      9,085,868      8,556,807
   FNMA                                                4.500%    09/01/2035      1,392,654      1,311,561
   FNMA                                                4.500%    10/01/2035      2,685,618      2,529,237
                                                                                             ------------
                                                                                               91,524,696
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (1.1%)
   GNMA                                                7.250%    04/15/2006             62             62
   GNMA                                                5.500%    04/15/2014         99,142        100,651
   GNMA                                                6.000%    04/15/2014        196,380        201,711
   GNMA                                                6.500%    08/15/2014          9,122          9,425
   GNMA                                                6.000%    12/15/2016        208,685        214,348
   GNMA                                                8.000%    03/15/2017          2,376          2,543
   GNMA                                                6.500%    12/15/2023         38,965         40,804
   GNMA                                                6.000%    06/20/2026         98,514        100,836
   GNMA                                                8.000%    09/20/2026         71,693         76,479
   GNMA                                                7.500%    09/15/2027         16,534         17,418
   GNMA                                                6.000%    02/20/2029         29,967         30,661
   GNMA                                                7.500%    10/15/2029         16,055         16,894
   GNMA                                                6.000%    12/15/2031         23,797         24,390
   GNMA                                                5.500%    12/15/2032         10,900         10,987
   GNMA                                                6.500%    06/20/2034        225,373        233,651
   GNMA                                                5.500%    03/15/2035         99,863        100,550
   GNMA                                                5.500%    08/15/2035        577,865        581,838
   GNMA                                                5.500%    07/15/2035         48,937         49,274
                                                                                             ------------
                                                                                                1,812,522

TOTAL U.S. GOVERNMENT AGENCY BONDS (IDENTIFIED COST $134,001,745)                             132,360,614
                                                                                             ------------

--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                      77

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                            INTEREST    MATURITY      PRINCIPAL
DESCRIPTION                                                   RATE        DATE          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.5%)
   United States Treasury Note                              4.500%     11/15/2015   $    800,000   $     806,562
                                                                                                   -------------
                                                                                                         806,562

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (IDENTIFIED COST $807,837)                                      806,562
                                                                                                   -------------

SHORT-TERM INVESTMENTS (13.1%)

   FIFTH THIRD REPURCHASE AGREEMENT                         3.450%     01/03/2006     18,009,252      18,009,252
   DATED 12/30/05 (Repurchase value $18,016,156
   collateralized by U.S. Government Agency Securities)(6)

FHLB (Discount Note)(2)                                     4.210%     02/03/2006      3,000,000       2,988,478
                                                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $20,997,730)                                            20,997,730
                                                                                                   -------------

TOTAL INVESTMENTS (99.6%) (IDENTIFIED COST $162,028,952)(5)                                          160,201,484
TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)                                                               631,216
                                                                                                   -------------
TOTAL NET ASSETS (100.0%)                                                                          $ 160,832,700
                                                                                                   =============





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
78                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

FORWARD COMMITMENTS
                                                      INTEREST          DELIVERY            PRINCIPAL
AGENCY                                                  RATE              DATE                AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
TBA PURCHASE COMMITMENTS AT DECEMBER 31, 2005 (COST PAYABLE $111,801,938)
   FNMA 15YR TBA                                        4.000%         12/15/2005(7)      $   2,600,000   $     2,483,135
   FNMA 15YR TBA                                        4.500%          1/18/2006            16,900,000        16,440,523
   FNMA 15YR TBA                                        5.500%          1/18/2006            16,700,000        16,799,164
   FHLMC GOLD 15YR TBA                                  4.500%          1/18/2006             3,400,000         3,307,561
   FNMA 30YR TBA                                        5.000%          1/12/2006            21,800,000        21,118,750
   FNMA 30YR TBA                                        5.500%          1/12/2006             8,700,000         8,613,000
   FNMA 30YR TBA                                        6.000%          1/12/2006            12,400,000        12,512,369
   FNMA 30YR TBA                                        6.500%          1/12/2006            11,800,000        12,102,375
   FHLMC GOLD 30YR TBA                                  5.000%          1/12/2006             3,300,000         3,255,654
   FHLMC GOLD 30YR TBA                                  5.500%          1/12/2006            10,600,000        10,500,625
   FHLMC GOLD 30YR TBA                                  6.000%          1/12/2006             4,100,000         4,139,721
   GNMA 30YR TBA                                        5.500%          1/23/2006               200,000           201,188
   GNMA 30YR TBA                                        6.000%          1/23/2006             1,000,000         1,023,125
                                                                                                          ---------------
                                                                                                          $   112,497,190
                                                                                                          ===============

TBA SALE COMMITMENTS AT DECEMBER 31, 2005 (PROCEEDS RECEIVABLE $103,380,355)
   FNMA 15YR TBA                                        4.000%         12/15/2005(7)         (2,600,000)  $    (2,483,135)
   FNMA 15YR TBA                                        4.000%          1/18/2006              (600,000)         (572,813)
   FNMA 15YR TBA                                        4.500%          1/18/2006           (17,200,000)      (16,732,366)
   FNMA 15YR TBA                                        5.000%          1/18/2006            (3,300,000)       (3,263,904)
   FNMA 15YR TBA                                        5.550%          1/18/2006            (8,700,000)       (8,751,661)
   FHLMC GOLD 15YR TBA                                  4.500%          1/18/2006            (1,300,000)       (1,264,656)
   FHLMC GOLD 15YR TBA                                  5.500%          1/18/2006              (600,000)         (603,375)
   FNMA 30YR TBA                                        4.500%          1/12/2006           (12,500,000)      (11,769,525)
   FNMA 30YR TBA                                        5.000%          1/12/2006            (6,100,000)       (5,909,375)
   FNMA 30YR TBA                                        5.500%          1/12/2006           (25,500,000)      (25,245,000)
   FNMA 30YR TBA                                        6.000%          1/12/2006            (7,600,000)       (7,668,871)
   FNMA 30YR TBA                                        6.500%          1/12/2006            (6,600,000)       (6,769,125)
   FNMA 30YR TBA                                        6.000%          2/13/2006            (2,600,000)       (2,620,311)
   FHLMC GOLD 30YR TBA                                  4.500%          1/12/2006            (1,200,000)       (1,128,750)
   FHLMC GOLD 30YR TBA                                  5.000%          1/12/2006            (3,200,000)       (3,156,998)
   FHLMC GOLD 30YR TBA                                  6.000%          1/12/2006            (5,200,000)       (5,250,378)
   GNMA 30YR TBA                                        6.000%          1/23/2006              (900,000)         (920,813)
                                                                                                          ---------------
                                                                                                          $  (104,111,056)
                                                                                                          ===============





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       79

================================================================================
                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                       NUMBER OF       CONTRACT
WRITTEN OPTION ACTIVITY                                                CONTRACTS        PREMIUM
---------------------------------------------------------------------------------------------------------------------
Options Outstanding at Beginning of Year                                        -    $           -
Options Sold                                                            6,600,433          137,450
Options Exercised or Cancelled Prior to Exercise                             (373)        (110,183)
Options Expired                                                        (6,600,060)         (27,267)
                                                                      -----------    -------------
Options Outstanding at End of Period                                            -                -
                                                                      ===========    =============

---------------------------------------------------------------------------------------------------------------------
OUTSTANDING FUTURES CONTRACTS                                                                           UNREALIZED
                                                                      UNITS PER         CURRENT       APPRECIATION/
TYPE                                  EXPIRATION    CONTRACTS         CONTRACT           VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
5 Year US Treasury Note Future
   (Sell)                               3/31/2006        133             1,000       $  14,143,725   $       (50,529)
10 Year US Treasury Note Future
   (Sell)                               3/31/2006         23             1,000           2,516,345           (14,969)
US Long Bond Future (Buy)               3/31/2006         26             1,000           2,968,875            59,089
                                                                                                     ---------------
                                                                                                     $        (6,409)
                                                                                                     ===============

--------------------------------------------------------------------------------
(1) Represents a variable or increasing rate security. Rate disclosed is the current rate as of December 31, 2005.
(2) Security has been segregated as collateral to cover margin requirements for open futures contracts as of December 31, 2005.
(3) Security represents zero coupon bond.
(4) Fair valued security under procedures established by the Fund's Board of Directors.
(5) See Note 6 for important tax information.
(6) See Note 2 for collateral information.
(7) Security settled after 12/31/05.

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
80                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      LIMITED DURATION U.S. GOVERNMENT FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. AGENCY BONDS (95.9%)

FEDERAL FARM CREDIT BANK (FFCB) (4.6%)
   FFCB                                                 1.850%         06/26/2006         $   1,000,000   $       986,725
   FFCB                                                 5.900%         02/05/2008               100,000           102,316
   FFCB                                                 3.500%         04/15/2008             1,000,000           973,512
   FFCB                                                 5.960%         06/16/2008               600,000           617,025
                                                                                                          ---------------
                                                                                                                2,679,578
FEDERAL HOME LOAN BANK (FHLB) (57.2%)
   FHLB                                                 6.320%         02/21/2006               500,000           501,069
   FHLB                                                 2.000%         02/27/2006             1,000,000           996,079
   FHLB                                                 5.665%         03/22/2006               110,000           110,237
   FHLB                                                 4.750%         05/15/2006             1,000,000         1,000,436
   FHLB                                                 2.320%         06/26/2006               240,000           237,416
   FHLB                                                 3.500%         08/15/2006               500,000           496,541
   FHLB                                                 5.250%         08/15/2006             1,950,000         1,956,989
   FHLB                                                 2.950%         09/14/2006             2,000,000         1,976,530
   FHLB                                                 2.100%         10/13/2006             1,000,000           980,317
   FHLB                                                 3.125%         11/15/2006             1,000,000           986,114
   FHLB                                                 3.250%         11/24/2006               200,000           198,791
   FHLB                                                 3.375%         01/10/2007             1,000,000           986,196
   FHLB                                                 2.875%         02/15/2007               650,000           636,585
   FHLB                                                 3.300%         03/22/2007             1,480,000         1,454,508
   FHLB                                                 2.450%         03/29/2007               650,000           632,077
   FHLB                                                 3.500%         05/15/2007             3,345,000         3,289,831
   FHLB                                                 2.750%         05/21/2007             2,200,000         2,140,660
   FHLB                                                 4.650%         05/21/2007               250,000           249,635
   FHLB                                                 3.875%         06/08/2007             2,750,000         2,716,882
   FHLB                                                 6.750%         08/15/2007               250,000           257,626
   FHLB                                                 3.875%         09/14/2007             3,000,000         2,956,668
   FHLB                                                 5.875%         11/15/2007               620,000           632,528
   FHLB                                                 3.500%         11/15/2007             3,420,000         3,342,715
   FHLB                                                 3.070%         01/15/2008               500,000           484,129
   FHLB                                                 7.000%         02/15/2008               270,000           282,230
   FHLB                                                 5.625%         02/15/2008             1,585,000         1,613,400
   FHLB                                                 3.625%         05/15/2008             1,000,000           974,019
   FHLB                                                 4.250%         09/12/2008             1,000,000           987,357
   FHLB                                                 4.500%         12/30/2008               200,000           199,999
                                                                                                          ---------------
                                                                                                               33,277,564
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) (5.7%)
   FHLMC                                                6.130%         02/27/2006               300,000           300,640
   FHLMC                                                6.750%         05/30/2006               300,000           302,319
   FHLMC                                                3.000%         08/27/2007               600,000           583,467
   FHLMC                                                3.300%         09/14/2007             1,210,000         1,180,278
   FHLMC                                                4.500%         03/01/2010               455,206           447,087
   FHLMC                                                4.500%         06/01/2010               521,652           512,348
                                                                                                          ---------------
                                                                                                                3,326,139
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (6.9%)
   FNMA                                                 6.625%         03/21/2006               145,000           145,603
   FNMA                                                 2.100%         04/19/2006               210,000           208,463
   FNMA                                                 3.250%         06/28/2006             1,535,000         1,525,065
   FNMA                                                 3.375%         12/15/2006             1,000,000           987,220
   FNMA                                                 3.550%         01/12/2007             1,000,000           987,848
   FNMA                                                 4.500%         02/01/2010               190,562           186,745
                                                                                                          ---------------
                                                                                                                4,040,944

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       81

================================================================================
                      LIMITED DURATION U.S. GOVERNMENT FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION-PASS-THROUGH-AGENCY (SBA) (21.5%)
   SBA                                                  7.875%         02/25/2007         $     108,735   $       108,904
   SBA                                                  8.225%         11/25/2007                 3,914             3,957
   SBA                                                  7.125%         06/25/2008                50,021            50,505
   SBA                                                  8.875%         07/25/2008                 2,280             2,328
   SBA                                                  7.125%         08/25/2008                 7,234             7,280
   SBA                                                  8.225%         01/25/2009                14,639            14,907
   SBA                                                  7.125%         03/25/2009                14,906            15,045
   SBA                                                  4.875%         06/25/2009               124,899           124,407
   SBA                                                  7.375%         06/25/2009               159,383           162,179
   SBA                                                  7.375%         01/25/2010                32,772            33,371
   SBA                                                  7.875%         01/25/2010                24,429            25,085
   SBA                                                  5.500%         02/25/2010               152,918           152,949
   SBA                                                  5.250%         02/25/2010                10,448            10,450
   SBA                                                  8.375%         05/25/2010                98,857           102,855
   SBA                                                  7.625%         09/25/2010                33,757            34,577
   SBA                                                  7.875%         11/25/2010                52,126            53,667
   SBA                                                  7.125%         03/25/2011                32,231            32,845
   SBA                                                  8.125%         07/25/2011                14,062            14,604
   SBA                                                  8.015%         09/25/2011               877,463           918,241
   SBA                                                  8.875%         11/25/2011                 3,619             3,779
   SBA                                                  7.625%         05/25/2012               212,940           222,209
   SBA                                                  6.625%         11/25/2012                75,978            77,822
   SBA                                                  9.375%         12/25/2012                42,500            44,860
   SBA                                                  7.375%         01/25/2013               139,724           145,282
   SBA                                                  4.840%         02/25/2013               155,810           155,472
   SBA                                                  5.125%         03/25/2013               105,452           105,542
   SBA                                                  9.125%         06/25/2013                 4,437             4,690
   SBA                                                  6.875%         07/25/2013               111,847           114,983
   SBA                                                  5.250%         01/25/2014                13,134            13,184
   SBA                                                  8.875%         05/25/2014                31,155            32,873
   SBA                                                  8.515%         05/25/2014               524,622           562,867
   SBA                                                  6.000%         06/25/2014                 5,288             5,250
   SBA                                                  5.875%         07/25/2014                89,078            90,196
   SBA                                                  8.225%         07/25/2015                26,724            28,185
   SBA                                                  9.125%         11/25/2015                 2,926             3,103
   SBA                                                  7.725%         11/25/2015                33,173            34,617
   SBA                                                  7.625%         03/25/2016               888,321           941,966
   SBA                                                  5.625%         04/25/2016                24,608            24,783
   SBA                                                  7.875%         07/25/2016                73,861            78,187
   SBA                                                  7.625%         07/25/2016               695,740           739,912
   SBA                                                  9.125%         08/25/2016                14,368            15,288
   SBA                                                  5.250%         03/25/2017                19,748            19,861
   SBA                                                  5.375%         07/25/2017                62,026            62,597
   SBA                                                  5.625%         09/25/2017                 9,717             9,807
   SBA                                                  5.250%         12/25/2017               326,207           328,178
   SBA                                                  5.250%         02/25/2018                83,675            84,186
   SBA                                                  5.000%         08/25/2018               476,630           476,921
   SBA                                                  4.950%         01/25/2019                44,233            44,257
   SBA                                                  5.950%         05/25/2019                65,269            65,201
   SBA                                                  5.250%         06/25/2019               266,791           268,588
   SBA                                                  7.125%         06/25/2020               184,599           194,060
   SBA                                                  5.000%         09/25/2020                37,816            37,853
   SBA                                                  7.250%         12/25/2020                45,474            47,543

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
82                    ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      LIMITED DURATION U.S. GOVERNMENT FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION-PASS-THROUGH-AGENCY (SBA) - CONTINUED
   SBA                                                  7.625%         04/25/2021         $      17,498   $        18,160
   SBA                                                  4.750%         04/25/2021               122,909           122,686
   SBA                                                  7.125%         07/25/2021                32,368            34,011
   SBA                                                  4.875%         10/25/2021               210,553           210,707
   SBA                                                  5.000%         09/25/2022                63,551            63,447
   SBA                                                  6.875%         07/25/2023                31,424            32,593
   SBA                                                  4.875%         07/25/2023               476,661           475,951
   SBA                                                  5.875%         02/25/2024             1,083,838         1,114,242
   SBA                                                  7.125%         03/25/2024               143,660           150,945
   SBA                                                  7.875%         08/25/2024                44,923            47,612
   SBA                                                  7.875%         10/25/2024                63,061            67,963
   SBA                                                  5.000%         11/25/2024               198,121           198,520
   SBA                                                  6.875%         12/25/2024                85,021            88,455
   SBA                                                  4.875%         01/25/2025               480,990           481,622
   SBA                                                  8.125%         02/25/2025                58,671            63,602
   SBA                                                  7.375%         06/25/2025                24,967            26,413
   SBA                                                  7.375%         09/25/2025               117,232           124,368
   SBA                                                  7.875%         10/25/2025                63,303            68,202
   SBA                                                  4.700%         03/25/2026               396,871           396,044
   SBA                                                  6.625%         05/25/2028               766,697           800,499
   SBA                                                  4.950%         02/25/2030               940,728           939,290
                                                                                                          ---------------
                                                                                                               12,477,590

TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $56,363,283)                                                          55,801,815
                                                                                                          ---------------
                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (2.6%)                           RATE              DATE                AMOUNT           VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $   1,490,873   $     1,490,873
   DATED 12/30/05 (Repurchase value $1,491,444                                                            ---------------
   collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,490,873)                                                       1,490,873
                                                                                                          ---------------

TOTAL INVESTMENTS (98.5%) (IDENTIFIED COST $57,854,156)(1)                                                     57,292,688
TOTAL OTHER ASSETS LESS LIABILITIES (1.5%)                                                                        846,925
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $    58,139,613
                                                                                                          ===============

--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       83

================================================================================
                           U.S. GOVERNMENT MONEY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. AGENCY BONDS (82.7%)
FEDERAL FARM CREDIT BANK (FFCB) (6.7%)
   FFCB                                                 4.060%         01/30/2006         $  40,000,000   $    39,869,178
   FFCB(3)                                              4.069%         06/02/2006            45,000,000        45,000,000
                                                                                                          ---------------
                                                                                                               84,869,178
FEDERAL HOME LOAN BANK (FHLB) (33.3%)
   FHLB(3)                                              3.994%         01/12/2006            60,000,000        60,000,000
   FHLB(3)                                              4.050%         01/25/2006            40,000,000        39,892,000
   FHLB(3)                                              3.979%         03/01/2006            50,000,000        50,000,000
   FHLB                                                 3.650%         06/05/2006            25,000,000        25,000,000
   FHLB                                                 4.049%         06/14/2006            60,000,000        60,000,000
   FHLB(3)                                              3.700%         07/13/2006            25,000,000        25,000,000
   FHLB(2)                                              3.820%         07/20/2006            25,000,000        25,000,000
   FHLB                                                 4.099%         07/21/2006            40,000,000        40,000,000
   FHLB                                                 4.375%         10/26/2006            25,000,000        25,000,000
   FHLB(3)                                              4.094%         11/09/2006            50,000,000        50,000,000
   FHLB                                                 4.665%         11/13/2006            25,000,000        25,000,000
                                                                                                          ---------------
                                                                                                              424,892,000
FEDERAL HOME LOAN MORTGAGE CORP (FHLMC) (25.7%)
   FHLMC                                                4.000%         01/24/2006            40,000,000        39,897,777
   FHLMC                                                4.120%         02/07/2006            40,000,000        39,830,622
   FHLMC                                                4.010%         02/21/2006            40,000,000        39,772,767
   FHLMC                                                4.220%         02/28/2006            40,000,000        39,728,044
   FHLMC                                                4.210%         03/07/2006            40,000,000        39,695,945
   FHLMC                                                4.315%         03/21/2006            40,000,000        39,621,239
   FHLMC                                                4.380%         05/09/2006            40,000,000        39,377,067
   FHLMC                                                4.250%         10/23/2006            25,000,000        25,000,000
   FHLMC                                                4.500%         11/03/2006            25,000,000        25,000,000
                                                                                                          ---------------
                                                                                                              327,923,461
FREDDIE MAC (FMAC) (3.1%)
   FMAC                                                 4.310%         03/28/2006            40,000,000        39,588,155
                                                                                                          ---------------
                                                                                                               39,588,155
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (13.9%)
   FNMA                                                 3.620%         01/04/2006            40,845,000        40,831,995
   FNMA                                                 3.150%         02/06/2006            25,000,000        25,000,000
   FNMA                                                 3.250%         03/17/2006            25,000,000        25,000,000
   FNMA                                                 4.000%         08/08/2006            25,000,000        25,000,000
   FNMA                                                 4.100%         08/22/2006            25,000,000        25,000,000
   FNMA                                                 4.490%         12/01/2006            38,184,000        36,593,361
                                                                                                          ---------------
                                                                                                              177,425,356

TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $1,054,698,150)                                                    1,054,698,150
                                                                                                          ---------------
SHORT-TERM INVESTMENTS (17.3%)

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006            21,143,702        21,143,702
   DATED 12/30/05 (Repurchase value $21,151,807
   collateralized by U.S. Government Agency
   Securities)(4)

   MORGAN STANLEY REPURCHASE AGREEMENT                  4.030%         01/03/2006           200,000,000       200,000,000
   DATED 12/30/05 (Repurchase value $200,089,556                                                          ---------------
   collateralized by U.S. Government Treasury and
   Agency Securities)(4)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $221,143,702)                                                   221,143,702
                                                                                                          ---------------

--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
84                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                           U.S. GOVERNMENT MONEY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                      INTEREST          MATURITY            PRINCIPAL
DESCRIPTION                                             RATE              DATE                AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (IDENTIFIED COST $1,275,841,852)(1)                                              1,275,841,852
                                                                                                          ---------------
TOTAL LIABILITIES LESS OTHER ASSETS (0.0%)                                                                     (1,042,521)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $ 1,274,799,331
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) Security represents a step bond. Rate disclosed is as of December 31, 2005.
(3) Represents a variable or increasing rate security. Rate disclosed is the current rate as of December 31, 2005.
(4) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       85

================================================================================
                         ACCESSOR INCOME ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (93.5%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES

   High Yield Bond                                                       7.3%                    95,905   $     1,028,101
   Intermediate Fixed-Income                                             4.0%                    48,724           567,143
   Short-Intermediate Fixed-Income                                      57.7%                   690,206         8,116,822
   Mortgage Securities                                                   6.9%                    78,377           971,093
   U.S. Government Money                                                17.6%                 2,484,213         2,484,213
                                                                                                          ---------------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $13,407,900)                                                       13,167,372
                                                                                                          ---------------
                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (7.6%)                           RATE              DATE                AMOUNT          VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $   1,061,215   $     1,061,215
   DATED 12/30/05 (Repurchase value $1,061,622                                                            ---------------
   collateralized by U.S. Government Agency
   Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,061,215)                                                       1,061,215
                                                                                                          ---------------

TOTAL INVESTMENTS (101.1%) (IDENTIFIED COST $14,469,115)(1)                                                    14,228,587
TOTAL LIABILITIES LESS OTHER ASSETS (-1.1%)                                                                      (149,225)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $    14,079,362
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
86                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                    ACCESSOR INCOME & GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION               SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.0%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                                               10.8%                   129,368   $     3,168,226
   Value                                                                 8.8%                   123,205         2,570,050
   Small to Mid Cap                                                      4.5%                    46,523         1,311,944
   International Equity                                                  6.0%                   102,135         1,772,038
   High Yield Bond                                                       5.0%                   136,314         1,461,287
   Intermediate Fixed-Income                                             6.1%                   152,404         1,773,979
   Short-Intermediate Fixed-Income                                      35.2%                   877,135        10,315,104
   Mortgage Securities                                                   7.8%                   185,249         2,295,232
   U.S. Government Money                                                13.9%                 4,062,177         4,062,177

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $27,088,164)                                                       28,730,037
                                                                                                          ---------------

                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (7.6%)                           RATE              DATE                AMOUNT          VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $     653,049   $       653,049
   DATED 12/30/2005 (Repurchase value $653,299
   collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $653,049)                                                           653,049
                                                                                                          ---------------

TOTAL INVESTMENTS (100.2%) (IDENTIFIED COST $22,741,213)(1)                                                    29,383,086
TOTAL LIABILITIES LESS OTHER ASSETS (-0.2%)                                                                       (73,564)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $    29,309,522
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       87

================================================================================
                        ACCESSOR BALANCED ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.8%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                                                17.0%                  489,903   $    11,997,721
   Value                                                                 15.0%                  508,238        10,601,853
   Small to Mid Cap                                                       8.0%                  200,268         5,647,553
   International Equity                                                  10.4%                  425,396         7,380,618
   High Yield Bond                                                        5.1%                  337,408         3,617,018
   Intermediate Fixed-Income                                              7.1%                  431,729         5,025,327
   Short-Intermediate Fixed-Income                                       26.0%                1,566,458        18,421,542
   Mortgage Securities                                                    5.3%                  301,970         3,741,414
   U.S. Government Money                                                  4.9%                3,500,232         3,500,232
                                                                                                          ---------------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $63,513,222)                                                       69,933,278
                                                                                                          ---------------

                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (2.1%)                           RATE              DATE                AMOUNT          VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $   1,479,936   $     1,479,936
   DATED 12/30/05 (Repurchase value $1,480,503                                                            ---------------
   collateralized by U.S. Government Agency
   Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,479,936)                                                       1,479,936
                                                                                                          ---------------

TOTAL INVESTMENTS (100.9%) (IDENTIFIED COST $64,993,158)(1)                                                    71,413,214
TOTAL LIABILITIES LESS OTHER ASSETS (-0.9%)                                                                      (661,632)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $    70,751,582
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
88                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                    ACCESSOR GROWTH & INCOME ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.2%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                                                19.9%                  896,872   $    21,964,392
   Value                                                                 17.8%                  945,107        19,714,926
   Small to Mid Cap                                                       9.9%                  389,014        10,970,192
   International Equity                                                  12.4%                  789,725        13,701,729
   High Yield Bond                                                        5.0%                  516,824         5,540,348
   Intermediate Fixed-Income                                              7.5%                  710,114         8,265,724
   Short-Intermediate Fixed-Income                                       20.7%                1,946,150        22,886,719
   Mortgage Securities                                                    4.0%                  358,970         4,447,632
   U.S. Government Money                                                  1.0%                1,120,815         1,120,815
                                                                                                          ---------------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $97,608,890)                                                      108,612,477
                                                                                                          ---------------

                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (2.0%)                           RATE              DATE                AMOUNT           VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                    3.450%          01/03/2006         $   2,204,539   $     2,204,539
   DATED 12/30/05 (Repurchase value $2,205,384                                                            ---------------
   collateralized by U.S. Government Agency Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $2,204,539)                                                       2,204,539
                                                                                                          ---------------

TOTAL INVESTMENTS (100.2%) (IDENTIFIED COST $99,813,429)(1)                                                   110,817,016
TOTAL LIABILITIES LESS OTHER ASSETS (-0.2%)                                                                      (239,204)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $   110,577,812
                                                                                                          ===============

--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       89

================================================================================
                        ACCESSOR GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.0%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                                              25.6%                  1,049,407   $    25,699,985
   Value                                                               24.3%                  1,166,554        24,334,312
   Small to Mid Cap                                                    13.4%                    474,560        13,382,600
   International Equity                                                16.3%                    939,289        16,296,662
   High Yield Bond                                                      4.7%                    438,948         4,705,522
   Intermediate Fixed-Income                                            4.1%                    351,141         4,087,278
   Short-Intermediate Fixed-Income                                      9.9%                    847,236         9,963,494
   Mortgage Securities                                                  0.5%                     40,290           499,194
   U.S. Government Money                                                0.2%                    203,708           203,708
                                                                                                          ---------------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $86,369,312)                                                       99,172,755
                                                                                                          ---------------

                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (1.1%)                           RATE              DATE                AMOUNT           VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $   1,094,325   $     1,094,325
   DATED 12/30/05 (Repurchase value $1,094,744                                                            ---------------
   collateralized by U.S. Government Agency
   Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,094,325)                                                       1,094,325
                                                                                                          ---------------

TOTAL INVESTMENTS (100.1%) (IDENTIFIED COST $87,463,637)(1)                                                   100,267,080
TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)                                                                      (101,935)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                 $   100,165,145
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
90                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

DESCRIPTION                                                           ALLOCATION              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.8%)

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                                               31.8%                   587,461   $    14,386,914
   Value                                                                29.6%                   642,162        13,395,493
   Small to Mid Cap                                                     16.9%                   272,229         7,676,850
   International Equity                                                 20.5%                   536,458         9,307,548
   U.S. Government Money                                                 0.0%                        34                34
                                                                                                          ---------------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $37,775,972)                                                       44,766,839
                                                                                                          ---------------

                                                      INTEREST          MATURITY            PRINCIPAL
SHORT-TERM INVESTMENTS (1.5%)                           RATE              DATE                AMOUNT           VALUE

   FIFTH THIRD REPURCHASE AGREEMENT                     3.450%         01/03/2006         $     656,423   $       656,423
   DATED 12/30/05 (Repurchase value $656,675                                                              ---------------
   collateralized by U.S. Government Agency
   Securities)(2)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $656,423)                                                           656,423
                                                                                                          ---------------

TOTAL INVESTMENTS (100.3%) (IDENTIFIED COST $38,432,395)(1)                                                    45,423,262
TOTAL LIABILITIES LESS OTHER ASSETS (-0.3%)                                                                      (111,666)
                                                                                                          ---------------
TOTAL NET ASSETS (100.0%)                                                                                  $   45,311,596
                                                                                                          ===============





--------------------------------------------------------------------------------
(1) See Note 6 for important tax information.
(2) See Note 2 for collateral information.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       91

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                                      SMALL TO
                                                                 GROWTH              VALUE             MID CAP
---------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Note 2)                           $    139,665,178    $   112,404,747    $   157,948,874
   Repurchase agreements                                             807,863          3,394,746          4,306,188
                                                            ---------------------------------------------------------
   TOTAL INVESTMENTS*                                            140,473,041        115,799,493        162,255,062
   Cash                                                                    -                  1             61,501(1)
   Receivable for capital shares sold                                305,891            219,961            511,968
   Dividends and interest receivable                                 189,330            180,873            189,057
   Receivable for futures contract settlement                              -                  -              3,888
   Prepaid expenses and other assets                                  15,613             29,125              5,478
                                                            ---------------------------------------------------------
   TOTAL ASSETS                                                  140,983,875        116,229,453        163,026,954
                                                            ---------------------------------------------------------
LIABILITIES:
   Payable for capital shares repurchased                             48,075             24,358            160,380
   Payable due to investment advisor (Note 3)                         54,282             44,427             81,803
   Money managers fee payable (Note 3)                               152,984             27,232            136,715
   Director's fees payable                                                 -                582                103
   Payable for transfer agent fees (Note 3)                           26,204             21,014             33,080
   Payable for 12b-1 & administrative services fees
     (Note 3)                                                         27,581              4,049              3,691
   Payable for futures contract settlement                                 -             10,470                  -
   Compliance                                                          2,031                672              1,018
   Accrued expenses and other liabilities                             17,273             11,531             26,944
                                                            ---------------------------------------------------------
   TOTAL LIABILITIES                                                 328,430            144,335            443,734
                                                            ---------------------------------------------------------
   NET ASSETS                                               $    140,655,445    $   116,085,118    $   162,583,220
=====================================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                          $    161,743,551    $   127,362,853    $   161,571,457
   Net unrealized appreciation (depreciation) of
     investments and other assets and liabilities                 14,442,313         11,110,908         39,085,391
   Undistributed net investment income (loss)                         50,921             93,929              6,631
   Accumulated net realized gain (loss) on investments,
     futures contracts, options, and foreign currencies          (35,581,340)       (22,482,572)       (38,080,259)
                                                            ---------------------------------------------------------
   NET ASSETS                                               $    140,655,445    $   116,085,118    $   162,583,220
=====================================================================================================================
ADVISOR CLASS
   Net assets                                               $    133,132,292    $   109,227,740    $   155,234,913
   Outstanding shares                                              5,435,655          5,235,835          5,505,369
   Net asset value, offering & redemption price per share   $          24.49    $         20.86    $         28.20
=====================================================================================================================
INVESTOR CLASS
   Net assets                                               $      2,681,640    $     2,448,009    $     4,027,909
   Outstanding shares                                                111,730            117,240            147,887
   Net asset value, offering & redemption price per share   $          24.00    $         20.88    $         27.24
=====================================================================================================================
C CLASS
   Net assets                                               $      4,095,046    $     3,313,519    $     2,616,870
   Outstanding shares                                                170,166            158,971             95,418
   Net asset value, offering & redemption price per share   $          24.07    $         20.84    $         27.43
=====================================================================================================================
A CLASS
   Net assets                                               $        746,467    $     1,095,850    $       703,528
   Outstanding shares                                                 30,592             52,590             25,176
   Net asset value, offering & redemption price per share   $          24.40    $         20.84    $         27.94
   Public offering price per share                          $          25.89    $         22.11    $         29.64
=====================================================================================================================
   *Investments, at cost (Note 6)                           $    126,030,728    $   104,654,610    $   123,136,054



--------------------------------------------------------------------------------
(1) Represents restricted cash held as collateral to cover margin requirements for open futures contracts at December 31, 2005.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
92                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                              INTERNATIONAL       HIGH YIELD        INTERMEDIATE
                                                                 EQUITY              BOND           FIXED-INCOME
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Note 2)                           $    103,267,391    $    51,044,909    $    55,219,425
   Repurchase agreements                                             260,369            582,680          2,574,465
                                                            -------------------------------------------------------
   TOTAL INVESTMENTS*                                            103,527,760         51,627,589         57,793,890
   Cash                                                                    -                  1                  -
   Foreign currency, at value (Cost $734,759)                        593,679                  -                  -
   Receivable for investments sold                                 1,339,378            311,151                  -
   Receivable for capital shares sold                                195,572            153,629            393,964
   Unrealized gain on foreign currency contracts                         364                  -                  -
   Dividends and interest receivable                                 114,670          1,037,142            642,143
   Receivable for tax reclaims                                        41,240                  -                  -
   Prepaid expenses and other assets                                   2,694              8,187             10,480
                                                            -------------------------------------------------------
   TOTAL ASSETS                                                  105,815,357         53,137,699         58,840,477
                                                            -------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                               1,290,693            568,826                  -
   Payable for capital shares repurchased                             51,882              7,062             49,677
   Unrealized loss on foreign currency contract                        2,534                  -                  -
   Payable due to investment advisor (Note 3)                         48,176             16,165             17,576
   Money managers fee payable (Note 3)                               117,507             33,179             14,745
   Director's Fee Payable                                                447                735                410
   Payable for transfer agent fees (Note 3)                           17,852              7,508             10,079
   Payable for 12b-1 & administrative services fees
     (Note 3)                                                          3,160              3,990              1,995
   Compliance                                                          1,072                903                529
   Accrued expenses and other liabilities                             23,163              8,173             14,445
                                                            -------------------------------------------------------
   TOTAL LIABILITIES                                               1,556,486            646,541            109,456
                                                            -------------------------------------------------------
   NET ASSETS                                               $    104,258,871    $    52,491,158    $    58,731,021
===================================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                          $    113,107,430    $    54,573,365    $    59,731,822
   Net unrealized appreciation (depreciation) of
     investments and other assets and liabilities                  9,393,769           (166,306)          (388,134)
   Undistributed net investment income (loss)                        378,471             50,002             55,707
   Accumulated net realized gain (loss) on investments,
     futures contracts, options, and foreign currencies          (18,620,799)        (1,965,903)          (668,374)
                                                            -------------------------------------------------------
   NET ASSETS                                               $    104,258,871    $    52,491,158    $    58,731,021
===================================================================================================================
ADVISOR CLASS
   Net assets                                               $    100,145,641    $    50,310,806    $    56,311,752
   Outstanding shares                                              5,772,975          4,691,573          4,837,103
   Net asset value, offering & redemption price per share   $          17.35    $         10.72    $         11.64
===================================================================================================================
INVESTOR CLASS
   Net assets                                               $      1,200,150    $       470,753    $     1,552,253
   Outstanding shares                                                 71,217             43,884            133,420
   Net asset value, offering & redemption price per share   $          16.85    $         10.73    $         11.63
===================================================================================================================
C CLASS
   Net assets                                               $      2,392,418    $     1,565,467    $       845,634
   Outstanding shares                                                141,243            146,160             72,681
   Net asset value, offering & redemption price per share   $          16.94    $         10.71    $         11.63
===================================================================================================================
A CLASS
   Net assets                                               $        520,662    $       144,132    $        21,382
   Outstanding shares                                                 30,145             13,447              1,838
   Net asset value, offering & redemption price per share   $          17.27    $         10.72    $         11.63
   Public offering price per share                          $          18.32    $         11.25    $         12.21
===================================================================================================================
   *Investments, at cost (Note 6)                           $     94,126,397    $    51,793,895    $    58,182,024



--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                     93

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                              SHORT-INTERMEDIATE        MORTGAGE        LIMITED DURATION
                                                                 FIXED-INCOME          SECURITIES        U.S. GOVERNMENT
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Note 2)                             $       95,866,754    $    142,192,232    $     55,801,815
   Repurchase agreements                                               5,589,156          18,009,252           1,490,873
                                                              -----------------------------------------------------------
   TOTAL INVESTMENTS*                                                101,455,910         160,201,484          57,292,688
   Cash                                                                        1                   -                   1
   Receivable for investments sold and TBA Sale commitments                    -         186,092,453                   -
   Receivable for capital shares sold                                     65,289              83,872             175,000
   Dividends and interest receivable                                     967,526             649,917             786,474
   Receivable for futures contract settlement                                  -               3,847                   -
   Prepaid expenses and other assets                                      14,222              14,060                   -
   TBA purchase commitments, at value                                          -         112,497,190                   -
                                                              -----------------------------------------------------------
   TOTAL ASSETS                                                      102,502,948         459,542,823          58,254,163
                                                              -----------------------------------------------------------
LIABILITIES:
   Payable for investments purchased and TBA purchase
      commitments                                                      1,000,000         194,398,873                   -
   Payable for capital shares repurchased                                 38,369               6,962              15,225
   Payable due to investment advisor (Note 3)                             23,926              50,053               5,928
   Money managers fee payable (Note 3)                                    20,261              93,632              42,321
   Director's Fee Payable                                                    721                 137                 877
   Payable for transfer agent fees (Note 3)                               11,449              28,868               7,896
   Payable for 12b-1 & administrative services fees (Note 3)               6,029               2,199                   -
   TBA sale commitments, at value                                              -         104,111,056                   -
   Compliance                                                                507                 587                 160
   Accrued expenses and other liabilities                                  8,591              17,756              42,143
                                                              -----------------------------------------------------------
   TOTAL LIABILITIES                                                   1,109,853         298,710,123             114,550
                                                              -----------------------------------------------------------
   NET ASSETS                                                 $      101,393,095    $    160,832,700    $     58,139,613
=========================================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                            $      104,620,535    $    163,158,218    $     58,796,950
   Net unrealized appreciation (depreciation) of
     investments and other assets and liabilities                     (1,268,242)         (1,869,326)           (561,468)
   Undistributed net investment income (loss)                             55,998              99,068              10,113
   Accumulated net realized gain (loss) on investments,
     futures contracts, options, and foreign currencies               (2,015,196)           (555,260)           (105,982)
                                                              -----------------------------------------------------------
   NET ASSETS                                                 $      101,393,095    $    160,832,700    $     58,139,613
=========================================================================================================================
LIMITED DURATION U.S. GOVERNMENT
   Net assets                                                                n/a                 n/a    $     58,139,613
   Outstanding shares                                                        n/a                 n/a           4,897,676
   Net asset value, offering & redemption price per share                    n/a                 n/a    $          11.87
=========================================================================================================================
ADVISOR CLASS
   Net assets                                                 $       95,932,868    $    158,055,783                 n/a
   Outstanding shares                                                  8,155,599          12,758,281                 n/a
   Net asset value, offering & redemption price per share     $            11.76    $          12.39                 n/a
=========================================================================================================================
INVESTOR CLASS
   Net assets                                                 $        1,261,022    $      1,111,314                 n/a
   Outstanding shares                                                    107,251              89,743                 n/a
   Net asset value, offering & redemption price per share     $            11.76    $          12.38                 n/a
=========================================================================================================================
C CLASS
   Net assets                                                 $        4,176,322    $      1,521,994                 n/a
   Outstanding shares                                                    355,503             122,740                 n/a
   Net asset value, offering & redemption price per share     $            11.75    $          12.40                 n/a
=========================================================================================================================
A CLASS
   Net assets                                                 $           22,883    $        143,609                 n/a
   Outstanding shares                                                      1,949              11,604                 n/a
   Net asset value, offering & redemption price per share     $            11.74    $          12.38                 n/a
   Public offering price per share                            $            12.33    $          13.00                 n/a
=========================================================================================================================
   *Investments, at cost (Note 6)                             $      102,724,152    $    162,028,952    $     57,854,156



--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
94                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                               U.S. GOVERNMENT
                                                                    MONEY
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Note 2)                             $   1,054,698,150
   Repurchase agreements                                            221,143,702
                                                              ------------------
   TOTAL INVESTMENTS*                                             1,275,841,852
   Receivable for capital shares sold                                    98,935
   Dividends and interest receivable                                  4,741,185
   Prepaid expenses and other assets                                     12,170
                                                              ------------------
   TOTAL ASSETS                                                   1,280,694,142
                                                              ------------------
LIABILITIES:
   Distributions payable                                              3,975,401
   Payable for capital shares repurchased                             1,343,761
   Payable due to investment advisor (Note 3)                            83,348
   Director's Fee Payable                                                 3,354
   Payable for transfer agent fees (Note 3)                             107,081
   Payable for 12b-1 & administrative services fees (Note 3)              5,378
   Payable for shareholder services fee                                 261,011
   Compliance                                                             3,332
   Accrued expenses and other liabilities                               112,145
                                                              ------------------
   TOTAL LIABILITIES                                                  5,894,811
                                                              ------------------
   NET ASSETS                                                 $   1,274,799,331
================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                            $   1,275,057,963
   Undistributed net investment income (loss)                          (258,632)
                                                              ------------------
   NET ASSETS                                                 $   1,274,799,331
================================================================================
ADVISOR CLASS
   Net assets                                                 $   1,266,321,564
   Outstanding shares                                             1,266,578,441
   Net asset value, offering & redemption price per share     $            1.00
================================================================================
INVESTOR CLASS
   Net assets                                                 $       6,355,243
   Outstanding shares                                                 6,357,374
   Net asset value, offering & redemption price per share     $            1.00
================================================================================
C CLASS
   Net assets                                                 $       2,013,948
   Outstanding shares                                                 2,014,536
   Net asset value, offering & redemption price per share     $            1.00
================================================================================
A CLASS
   Net assets                                                 $         108,576
   Outstanding shares                                                   108,617
   Net asset value, offering & redemption price per share     $            1.00
   Public offering price per share                            $            1.00
================================================================================
   *Investments, at cost (Note 6)                             $   1,275,841,852





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       95

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                     INCOME            INCOME &            BALANCED
                                                                   ALLOCATION      GROWTH ALLOCATION      ALLOCATION
---------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 2)                                  $ 13,167,372       $ 28,730,037        $ 69,933,278
  Repurchase agreements                                              1,061,215            653,049           1,479,936
                                                                  ---------------------------------------------------
  TOTAL INVESTMENTS*                                                14,228,587         29,383,086          71,413,214
  Cash                                                                       -                  -                   1
  Receivable for capital shares sold                                    10,996             60,412              23,839
  Dividends and interest receivable                                     11,640             12,786              11,193
  Prepaid expenses and other assets                                     12,056             11,472              12,697
                                                                  ---------------------------------------------------
  TOTAL ASSETS                                                      14,263,279         29,467,756          71,460,944
                                                                  ---------------------------------------------------
LIABILITIES:
  Payable for capital shares repurchased                               164,184            129,470             657,585
  Payable due to investment advisor (Note 3)                             1,208              2,461               6,003
  Payable for 12b-1 & administrative services fees (Note 3)              2,585              9,943              21,243
  Compliance                                                               119                242                 519
  Accrued expenses and other liabilities                                15,821             16,118              24,012
                                                                  ---------------------------------------------------
  TOTAL LIABILITIES                                                    183,917            158,234             709,362
                                                                  ---------------------------------------------------
  NET ASSETS                                                      $ 14,079,362       $ 29,309,522        $ 70,751,582
=====================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $ 14,322,678       $ 27,633,250        $ 64,318,037
  Net unrealized appreciation (depreciation) of
    investments, and other assets and liabilities                     (240,528)         1,641,873           6,420,056
  Undistributed net investment income (loss)                             5,763             10,321              25,902
  Accumulated net realized gain (loss) on investments,
     futures contracts, options, and foreign
     currencies                                                         (8,551)            24,078             (12,413)
                                                                  ---------------------------------------------------
  NET ASSETS                                                      $ 14,079,362       $ 29,309,522        $ 70,751,582
=====================================================================================================================
ADVISOR CLASS
  Net assets                                                      $  8,415,386       $ 14,276,777        $ 35,693,232
  Outstanding shares                                                   563,401            916,915           2,246,451
  Net asset value, offering & redemption price per share          $      14.94       $      15.57        $      15.89
=====================================================================================================================
INVESTOR CLASS
  Net assets                                                      $  3,398,523       $  2,739,609        $ 12,160,624
  Outstanding shares                                                   227,671            176,006             765,766
  Net asset value, offering & redemption price per share          $      14.93       $      15.57        $      15.88
=====================================================================================================================
C CLASS
  Net assets                                                      $  1,545,509       $  8,856,018        $ 16,448,110
  Outstanding shares                                                   103,686            570,728           1,037,290
  Net asset value, offering & redemption price per share          $      14.91       $      15.52        $      15.86
=====================================================================================================================
A CLASS
  Net assets                                                      $    719,944       $  3,437,118        $  6,449,616
  Outstanding shares                                                    48,239            220,948             406,251
  Net asset value, offering & redemption price per share          $      14.92       $      15.56        $      15.88
  Public offering price per share                                 $      15.67       $      16.51        $      16.85
=====================================================================================================================
  Investments, at cost (Note 6)                                   $ 14,469,115       $ 27,741,213        $ 64,993,158





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
96                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                GROWTH & INCOME        GROWTH          AGGRESSIVE GROWTH
                                                                  ALLOCATION         ALLOCATION            ALLOCATION
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 2)                                 $ 108,612,477      $  99,172,755        $ 44,766,839
  Repurchase agreements                                              2,204,539          1,094,325             656,423
                                                                -----------------------------------------------------
  TOTAL INVESTMENTS*                                               110,817,016        100,267,080          45,423,262
  Cash                                                                       -                  1                   1
  Receivable for capital shares sold                                   115,068            259,856             185,932
  Dividends and interest receivable                                      3,916              2,249                 126
  Prepaid expenses and other assets                                     14,385             13,210              11,613
                                                                -----------------------------------------------------
  TOTAL ASSETS                                                     110,950,385        100,542,396          45,620,934
                                                                -----------------------------------------------------
LIABILITIES:
  Payable for capital shares repurchased                               288,936            301,018             280,031
  Payable due to investment advisor (Note 3)                             9,345              8,392               3,833
  Payable for 12b-1 & administrative services fees (Note 3)             40,766             34,179              11,660
  Compliance                                                               800                694                 322
  Accrued expenses and other liabilities                                32,726             32,968              13,492
                                                                -----------------------------------------------------
  TOTAL LIABILITIES                                                    372,573            377,251             309,338
                                                                -----------------------------------------------------
  NET ASSETS                                                     $ 110,577,812      $ 100,165,145       $  45,311,596
=====================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital                                                $  99,559,005      $  87,414,148       $  38,548,430
  Net unrealized appreciation (depreciation) of
     investments, and other assets and liabilities                  11,003,587         12,803,443           6,990,867
  Undistributed net investment income (loss)                            20,641             17,584               6,278
  Accumulated net realized gain (loss) on investments,
     futures contracts, options, and foreign
     currencies                                                         (5,421)           (70,030)           (233,979)
                                                                 ----------------------------------------------------
  NET ASSETS                                                     $ 110,577,812      $ 100,165,145       $  45,311,596
=====================================================================================================================
ADVISOR CLASS
  Net assets                                                     $  45,890,070      $  39,185,974       $  21,970,182
  Outstanding shares                                                 2,873,597          2,428,602           1,350,261
  Net asset value, offering & redemption price per share         $       15.97      $       16.14       $       16.27
=====================================================================================================================
INVESTOR CLASS
  Net assets                                                     $   7,546,426      $  14,421,735       $  12,353,218
  Outstanding shares                                                   472,965            894,571             773,012
  Net asset value, offering & redemption price per share         $       15.96      $       16.12       $       15.98
=====================================================================================================================
C CLASS
  Net assets                                                     $  37,019,957      $  26,398,501       $   5,398,771
  Outstanding shares                                                 2,327,056          1,643,119             339,707
  Net asset value, offering & redemption price per share         $       15.91      $       16.07       $       15.89
=====================================================================================================================
A CLASS
  Net assets                                                     $  20,121,359      $  20,158,935       $   5,589,425
  Outstanding shares                                                 1,263,356          1,250,081             345,635
  Net asset value, offering & redemption price per share         $       15.93      $       16.13       $       16.17
  Public offering price per share                                $       16.90      $       17.11       $       17.16
=====================================================================================================================
  Investments, at cost (Note 6)                                  $  99,813,429      $  87,463,637       $  38,432,395





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                       97

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                                            SMALL TO
                                                                     GROWTH             VALUE                MID CAP
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
    of $2,506 for Small to Mid Cap Fund)                          $  1,824,208      $  2,221,007          $  2,210,244
  Interest                                                              35,193            83,757                66,296
  Commission recapture                                                       -             3,018                     -
                                                                  ----------------------------------------------------
  TOTAL INVESTMENT INCOME                                            1,859,401         2,307,782             2,276,540
                                                                  ----------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                             588,148           470,688               981,518
  Money managers fees (Note 3)                                         588,148           261,495               572,552
  Transfer agent & administration fees (Note 3)                        205,850           162,539               263,491
  Compliance (Note 3)                                                   11,134             7,887                11,500
  Fund accounting fees                                                  48,820            41,904                62,048
  Legal fees                                                            47,764            37,760                65,513
  Audit fees                                                            13,501            10,001                23,001
  Custodian fees                                                        29,486             8,570                 6,434
  Registration fees                                                     26,499            23,999                30,240
  Directors fees                                                         8,876             7,551                16,004
  Printing/postage expense                                              16,398             4,300                12,898
  Other                                                                  6,822             5,672                11,990
  Distribution fees - Investor Class                                     3,761             4,466                 7,832
  Distribution fees - C Class                                           34,634            31,247                21,789
  Distribution fees - A Class                                            1,462             3,779                 2,311
  Investor Class Only (Note 2 and 3):
  Administrative services fees                                           5,107             2,653                 6,910
                                                                  ----------------------------------------------------
  GROSS EXPENSES                                                     1,636,410         1,084,511             2,096,031
    Money Managers fee waiver                                                -          (156,898)                    -
    Custody Credits                                                          -                 -                  (799)
                                                                  ----------------------------------------------------
  NET EXPENSES                                                       1,636,410           927,613             2,095,232
                                                                  ----------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         222,991         1,380,169               181,308
                                                                  ----------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gain (loss) on:
    Investments                                                      9,202,466         8,070,373            28,041,986
    Futures                                                                  -           148,133                62,091
  Change in unrealized appreciation (depreciation)
    of investments and other assets and liabilities                   (702,299)       (3,399,220)           (8,381,151)
                                                                  ----------------------------------------------------
  NET REALIZED AND UNREALIZED GAINS (LOSSES)                         8,500,167         4,819,286            19,722,926
                                                                  ----------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                                              $  8,723,158      $  6,199,455          $ 19,904,234
======================================================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
98                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                 INTERNATIONAL       HIGH YIELD           INTERMEDIATE
                                                                    EQUITY              BOND              FIXED-INCOME
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
    of $291,630 for International Equity Fund)                    $  2,161,893      $          -         $           -
  Interest                                                              55,761         4,528,916             3,507,346
                                                                  ----------------------------------------------------
  TOTAL INVESTMENT INCOME                                            2,217,654         4,528,916             3,507,346
                                                                  ----------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                             529,188           193,162               189,926
  Money managers fees (Note 3)                                         457,972           134,141                57,553
  Transfer agent & administration fees (Note 3)                        151,369            75,487                81,050
  Compliance (Note 3)                                                    7,832             4,459                 4,487
  Fund accounting fees                                                  40,524            25,589                24,091
  Legal fees                                                            34,107            20,001                20,953
  Audit fees                                                            13,001             7,501                 7,501
  Custodian fees                                                        80,823             4,188                 3,764
  Registration fees                                                     28,999            27,240                26,984
  Directors fees                                                         6,402             4,000                 3,850
  Printing/postage expense                                               4,599             2,500                 2,500
  Other                                                                  6,234             3,024                  (283)
  Distribution fees - Investor Class                                     1,826             1,091                 1,917
  Distribution fees - C Class                                           19,592            15,235                 8,733
  Distribution fees - A Class                                            1,494               418                   117
  Investor Class Only (Note 2 and 3):
  Administrative services fees                                           1,279               873                 1,387
                                                                  ----------------------------------------------------
  GROSS EXPENSES                                                     1,385,241           518,909               434,530
    Custody Credits                                                       (974)             (351)                 (328)
                                                                  ----------------------------------------------------
  NET EXPENSES                                                       1,384,267           518,558               434,202
                                                                  ----------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         833,387         4,010,358             3,073,144
                                                                  ----------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gain (loss) on:
   Investments                                                      19,584,576        (1,017,103)             (646,004)
   Foreign exchange                                                  7,597,505                 -                     -
  Change in unrealized appreciation (depreciation)
    of investments and other assets and liabilities                  3,646,578        (1,795,519)             (381,999)
  Change in unrealized appreciation (depreciation)
    of foreign currency                                            (17,838,052)                -                     -
                                                                  ----------------------------------------------------
  NET REALIZED AND UNREALIZED GAINS (LOSSES)                        12,990,607        (2,812,622)           (1,028,003)
                                                                  ----------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                               $ 13,823,994      $  1,197,736         $   2,045,141
======================================================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                     99

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                SHORT-INTERMEDIATE      MORTGAGE    LIMITED DURATION
                                                                   FIXED-INCOME        SECURITIES    U.S. GOVERNMENT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $ 3,607,880         $ 7,336,302       $ 1,930,529
                                                                  -------------------------------------------------
  TOTAL INVESTMENT INCOME                                           3,607,880           7,336,302         1,930,529
                                                                  -------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                            252,489             589,442            72,507
  Money managers fees (Note 3)                                         76,512             377,468           134,116
  Transfer agent & administration fees (Note 3)                       105,864             229,316            50,989
  Compliance (Note 3)                                                   5,645              11,378               500
  Fund accounting fees                                                 33,259              91,475            31,441
  Legal fees                                                           28,103              59,999             8,953
  Audit fees                                                            9,501              22,499             7,501
  Custodian fees                                                        4,758              65,963            11,512
  Registration fees                                                    26,488              33,007            26,500
  Directors fees                                                        5,628              10,099             1,850
  Printing/postage expense                                              4,201               7,599             2,500
  Other                                                                 5,616               6,242             3,716
  Distribution fees - Investor Class                                    3,761               1,830                 -
  Distribution fees - C Class                                          41,464              15,055                 -
  Distribution fees - A Class                                              54                 289                 -
  Investor Class Only (Note 2 and 3):
  Administrative services fees                                          1,979               1,700                 -
                                                                  -------------------------------------------------
  GROSS EXPENSES                                                      605,322           1,523,361           352,085
    Custody Credits                                                      (696)             (4,351)               (4)
                                                                  -------------------------------------------------
  NET EXPENSES                                                        604,626           1,519,010           352,081
                                                                  -------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                      3,003,254           5,817,292         1,578,448
                                                                  -------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gain (loss) on:
    Investments                                                      (498,325)            269,606           (11,437)
    Futures                                                                 -              65,651                 -
    Written Options                                                         -              21,305                 -
  Change in unrealized appreciation (depreciation)
    of investments and other assets and liabilities                  (762,780)         (3,036,505)         (385,796)
                                                                  -------------------------------------------------
  NET REALIZED AND UNREALIZED GAINS (LOSSES)                       (1,261,105)         (2,679,943)         (397,233)
                                                                  -------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                               $ 1,742,149         $ 3,137,349       $ 1,181,215
===================================================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
100                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                 U.S. GOVERNMENT
                                                                      MONEY
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                       $  37,663,712
                                                                 -------------
  TOTAL INVESTMENT INCOME                                           37,663,712
                                                                 -------------
EXPENSES:
  Management fees (Note 3)                                             954,916
  Transfer agent & administration fees (Note 3)                        664,660
  Compliance (Note 3)                                                    9,883
  Fund accounting fees                                                 338,334
  Legal fees                                                           169,929
  Audit fees                                                           146,195
  Custodian fees                                                        40,377
  Registration fees                                                     42,297
  Directors fees                                                        18,397
  Printing/postage expense                                              33,803
  Shareholder services fees                                          2,984,105
  Other                                                                 46,459
  Distribution fees - Investor Class                                    27,822
  Distribution fees - C Class                                           15,814
  Distribution fees - A Class                                              222
  Investor Class Only (Note 2 and 3):
  Administrative services fees                                          32,845
                                                                 -------------
  GROSS EXPENSES                                                     5,526,058
    Custody Credits                                                       (107)
    Management Fees Waived                                              (4,327)
                                                                 -------------
  NET EXPENSES                                                       5,521,624
                                                                 -------------
  NET INVESTMENT INCOME (LOSS)                                      32,142,088
                                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  NET REALIZED AND UNREALIZED GAINS (LOSSES)                                 -
                                                                 -------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $  32,142,088
================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    101

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                          INCOME     INCOME & GROWTH     BALANCED
                                                        ALLOCATION      ALLOCATION      ALLOCATION
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from investment company shares             $  536,865   $       829,353   $ 1,376,297
   Interest                                                 39,946            45,714       137,344
                                                        ------------------------------------------
   TOTAL INVESTMENT INCOME                                 576,811           875,067     1,513,641
                                                        ------------------------------------------
EXPENSES:
   Management fees (Note 3)                                 13,919            27,897        60,319
   Compliance (Note 3)                                         119               242           519
   Transfer agent and administration fees (Note 3)             126               250           542
   Fund accounting fees                                      6,084            12,828        19,349
   Legal fees                                                  930             1,749         4,073
   Audit fees                                                2,273             4,567         9,219
   Custodian fees                                              355               644         1,364
   Registration fees                                        23,203            23,179        25,233
   Directors fees                                              349               594         1,118
   Printing/postage expense                                    909             1,845         3,912
   Insurance expense                                           627             1,287         2,477
   Corporate expense                                         1,048             3,317         4,838
   Distribution fees - Investor Class                        8,121             6,696        21,944
   Distribution fees - C Class                              14,042            84,206       141,570
   Distribution fees - A Class                               1,919            10,378        18,939
   Investor Class Only (Note 2 & 3):
   Administrative services fees                              8,071             6,896        23,839
                                                        ------------------------------------------
   GROSS EXPENSES                                           82,095           186,575       339,255
      Less expenses paid directly by the Advisor           (21,984)          (22,364)      (11,806)
                                                        ------------------------------------------
   NET EXPENSES                                             60,111           164,211       327,449
                                                        ------------------------------------------
   NET INVESTMENT INCOME (LOSS)                            516,700           710,856     1,186,192
                                                        ------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) :
   Realized gain (loss) on sales of investment
      company shares                                        (6,555)           26,969        (4,701)
   Realized gain distributions from investment
      company shares                                         4,042             9,229        20,587
   Change in unrealized appreciation (depreciation)
      of investments and other assets and liabilities     (217,577)          347,288     2,215,631
                                                        ------------------------------------------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)             (220,090)          383,486     2,231,517
                                                        ------------------------------------------
   NET INCREASE (DECREASE) FROM OPERATIONS              $  296,610   $     1,094,342   $ 3,417,709
==================================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
102                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                            GROWTH &           GROWTH     AGGRESSIVE GROWTH
                                                        INCOME ALLOCATION    ALLOCATION       ALLOCATION
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from investment company shares             $       1,894,254   $ 1,145,802   $         211,699
   Interest                                                       168,256        81,174              12,322
                                                        ---------------------------------------------------
   TOTAL INVESTMENT INCOME                                      2,062,510     1,226,976             224,021
                                                        ---------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                        92,546        82,011              37,736
   Compliance (Note 3)                                                800           694                 322
   Transfer agent and administration fees (Note 3)                    829           736                 339
   Fund accounting fees                                            21,711        16,666               9,902
   Legal fees                                                       5,646         5,538               2,538
   Audit fees                                                      13,826        12,068               5,662
   Custodian fees                                                   1,882         1,719                 735
   Registration fees                                               26,442        25,357              24,754
   Directors fees                                                   1,642         1,289                 730
   Printing/postage expense                                         6,214         5,929               2,836
   Insurance expense                                                3,716         3,250               1,498
   Corporate expense                                                7,064         4,726               2,219
   Distribution fees - Investor Class                              15,387        26,867              27,118
   Distribution fees - C Class                                    298,591       209,664              45,115
   Distribution fees - A Class                                     52,324        55,063              13,508
   Investor Class Only (Note 2 & 3):
   Administrative services fees                                    13,613        27,051              27,118
                                                        ---------------------------------------------------
   GROSS EXPENSES                                                 562,233       478,628             202,130
      Less expenses paid directly by the Advisor                        -             -             (13,477)
                                                        ---------------------------------------------------
   NET EXPENSES                                                   562,233       478,628             188,653
                                                        ---------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                 1,500,277       748,348              35,368
                                                        ---------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gain (loss) on sales of investment
      company shares                                                 (732)       (3,193)             20,923
   Realized gain distributions from investment
      company shares                                               30,287        12,984                   -
   Change in unrealized appreciation (depreciation)
      of investments and other assets and liabilities           4,349,460     5,556,548           3,314,335
                                                        ---------------------------------------------------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)                   4,379,015     5,566,339           3,335,258
                                                        ---------------------------------------------------
   NET INCREASE (DECREASE) FROM OPERATIONS              $       5,879,292   $ 6,314,687   $       3,370,626
===========================================================================================================





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    103

================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    GROWTH                            VALUE
                                                        ----------------------------------------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                        DEC. 31, 2005    DEC. 31, 2004    DEC. 31, 2005    DEC. 31, 2004
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income (loss)                         $     222,991    $     602,760    $   1,380,169    $   1,107,498
   Net realized gain (loss) on investments
      and futures                                           9,202,466        7,886,331        8,218,506        4,948,120
   Change in unrealized appreciation (depreciation)
      of investments and other assets and liabilities        (702,299)       3,697,669       (3,399,220)       6,733,581
                                                        ----------------------------------------------------------------
   NET INCREASE FROM OPERATIONS                             8,723,158       12,186,760        6,199,455       12,789,199

DISTRIBUTIONS FROM:
   Net investment income
      Advisor Class                                          (374,475)        (390,809)      (1,329,458)        (990,959)
      Investor Class                                           (3,750)            (862)         (25,849)         (13,449)
      C Class                                                       -                -          (11,688)          (4,171)
      A Class                                                    (242)            (254)         (10,676)          (7,488)
                                                        ----------------------------------------------------------------
   Total                                                     (378,467)        (391,925)      (1,377,671)      (1,016,067)
                                                        ----------------------------------------------------------------
   NET DECREASE FROM DISTRIBUTIONS                           (378,467)        (391,925)      (1,377,671)      (1,016,067)
                                                        ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from subscriptions                             36,519,243       33,656,742       29,526,132       35,408,658
   Reinvestment of distributions                              131,588          144,894          269,859          220,165
   Cost of redemptions                                    (23,639,331)     (26,854,631)     (19,221,930)     (21,774,258)
                                                        ----------------------------------------------------------------
   NET INCREASE (DECREASE) FROM CAPITAL
     SHARE TRANSACTIONS                                    13,011,500        6,947,005       10,574,061       13,854,565
                                                        ----------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS                            21,356,191       18,741,840       15,395,845       25,627,697

NET ASSETS:
   Beginning of period                                    119,299,254      100,557,414      100,689,273       75,061,576
                                                        ----------------------------------------------------------------
   End of period                                          140,655,445      119,299,254      116,085,118      100,689,273
========================================================================================================================

   UNDISTRIBUTED NET INVESTMENT INCOME                  $      50,921    $     206,398    $      93,929    $      91,431





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
104                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               SMALL TO MID CAP                INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31, 2005    DEC. 31, 2004    DEC. 31, 2005    DEC. 31, 2004
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income (loss)                         $     181,308    $    (171,550)   $     833,387    $    841,691
   Net realized loss on investments and
      foreign currency                                     28,104,077       17,058,834       27,182,081         596,269
   Change in unrealized appreciation (depreciation)
      of investments and other assets and liabilities      (8,381,151)       9,640,965      (14,191,474)     12,296,460
                                                        ---------------------------------------------------------------
   NET INCREASE (DECREASE) FROM OPERATIONS                 19,904,234       26,528,249       13,823,994      13,734,420

DISTRIBUTIONS FROM:
   Net investment income
      Advisor Class                                                 -           (3,404)        (223,922)       (299,181)
      Investor Class                                                -                -                -               -
      C Class                                                       -                -                -               -
      A Class                                                       -                -                -            (657)
                                                        ---------------------------------------------------------------
   Total                                                            -           (3,404)        (223,922)       (299,838)
                                                        ---------------------------------------------------------------
   NET DECREASE FROM DISTRIBUTIONS                                  -           (3,404)        (223,922)       (299,838)
                                                        ---------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from subscriptions                             42,375,624       47,006,460       24,960,282      21,950,325
   Reinvestment of distributions                                    -            1,408           31,754          71,948
   Cost of redemptions                                    (70,050,007)     (43,332,568)     (25,390,088)    (15,844,301)
                                                        ---------------------------------------------------------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE
      TRANSACTIONS                                        (27,674,383)       3,675,300         (398,052)      6,177,972
                                                        ---------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,770,149)      30,200,145       13,202,020      19,612,554

NET ASSETS:
   Beginning of period                                    170,353,369      140,153,224       91,056,851      71,444,297
                                                        ---------------------------------------------------------------
   End of period                                          162,583,220      170,353,369      104,258,871      91,056,851
=======================================================================================================================

   UNDISTRIBUTED NET INVESTMENT INCOME                  $      6,631     $           -    $     378,471    $    223,923





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    105

================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               HIGH YIELD BOND               INTERMEDIATE FIXED-INCOME
                                                        ----------------------------------------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                        DEC. 31, 2005    DEC. 31, 2004    DEC. 31, 2005    DEC. 31, 2004
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income                                $   4,010,358    $   4,350,729    $   3,073,144    $   2,339,075
   Net realized gain (loss) on investments                 (1,017,103)       1,589,499         (646,004)         489,198
   Change in unrealized appreciation (depreciation)
     of investments and other assets and liabilities       (1,795,519)      (1,219,710)        (381,999)        (978,267)
                                                        ----------------------------------------------------------------
   NET INCREASE FROM OPERATIONS                             1,197,736        4,720,518        2,045,141        1,850,006

DISTRIBUTIONS FROM:
   Net investment income
      Advisor Class                                        (3,857,971)      (4,118,295)      (3,082,149)      (2,085,472)
      Investor Class                                          (47,704)         (59,430)         (75,433)        (166,729)
      C Class                                                 (98,729)        (109,583)         (40,422)         (31,555)
      A Class                                                 (12,376)          (6,998)          (2,259)          (1,594)
                                                        ----------------------------------------------------------------
   Total                                                   (4,016,780)      (4,294,306)      (3,200,263)      (2,285,350)
                                                        ----------------------------------------------------------------
   Net realized gain
      Advisor Class                                                 -                -         (174,951)        (307,965)
      Investor Class                                                -                -           (4,823)         (28,074)
      C Class                                                       -                -           (2,627)          (6,233)
      A Class                                                       -                -              (66)            (322)
                                                        ----------------------------------------------------------------
   Total                                                            -                -         (182,467)        (342,594)
                                                        ----------------------------------------------------------------
   NET DECREASE FROM DISTRIBUTIONS                         (4,016,780)      (4,294,306)      (3,382,730)      (2,627,944)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from subscriptions                             15,015,600       26,345,745       18,379,410       31,149,767
   Reinvestment of distributions                              569,268          563,211        1,084,762          967,010
   Cost of redemptions                                    (14,541,867)     (26,501,277)     (12,832,646)     (23,066,050)
                                                        ----------------------------------------------------------------
   NET INCREASE (DECREASE) FROM CAPITAL
      SHARE TRANSACTIONS                                    1,043,001          407,679        6,631,526        9,050,727
                                                        ----------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,776,043)         833,891        5,293,937        8,272,789

NET ASSETS:
   Beginning of period                                     54,267,201       53,433,310       53,437,084       45,164,295
                                                        ----------------------------------------------------------------
   End of period                                           52,491,158       54,267,201       58,731,021       53,437,084
========================================================================================================================

   UNDISTRIBUTED NET INVESTMENT INCOME                  $      50,002    $      56,423    $      55,707    $      49,699





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
106                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        SHORT-INTERMEDIATE FIXED-INCOME        MORTGAGE SECURITIES
                                                        ----------------------------------------------------------------
                                                          YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        DEC. 31, 2005     DEC. 31, 2004   DEC. 31, 2005    DEC. 31, 2004
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income                                $   3,003,254     $   3,137,610   $   5,817,292    $   5,960,089
   Net realized gain (loss) on investments, futures,
      and written options                                    (498,325)         (706,364)        356,562          687,095
   Change in unrealized appreciation (depreciation)
      of investments and other assets and liabilities        (762,780)         (935,598)     (3,036,505)        (446,271)
                                                        ----------------------------------------------------------------
   NET INCREASE FROM OPERATIONS                             1,742,149         1,495,648       3,137,349        6,200,913

DISTRIBUTIONS FROM:
   Net investment income
      Advisor Class                                        (3,000,441)       (2,859,833)     (5,951,534)      (5,816,406)
      Investor Class                                          (63,926)         (129,882)        (39,545)         (41,029)
      C Class                                                (134,196)         (111,129)        (41,454)         (25,247)
      A Class                                                    (855)             (337)         (4,012)          (1,871)
                                                        ----------------------------------------------------------------
   Total                                                   (3,199,418)       (3,101,181)     (6,036,545)      (5,884,553)
                                                        ----------------------------------------------------------------
   Net realized gain
      Advisor Class                                                 -                 -        (499,600)        (876,977)
      Investor Class                                                -                 -          (3,462)          (6,801)
      C Class                                                       -                 -          (4,807)          (5,340)
      A Class                                                       -                 -            (445)            (374)
                                                        ----------------------------------------------------------------
   Total                                                            -                 -        (508,314)        (889,492)
                                                        ----------------------------------------------------------------
   NET DECREASE FROM DISTRIBUTIONS                         (3,199,418)       (3,101,181)     (6,544,859)      (6,774,045)
                                                        ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS ( NOTE 4 ):
   Proceeds from subscriptions                             44,491,497        37,964,977      16,456,137       29,252,526
   Reinvestment of distributions                              534,037           581,133       1,020,825        1,072,519
   Cost of redemptions                                    (16,111,360)      (53,324,968)    (19,461,412)     (25,659,156)
                                                        ----------------------------------------------------------------
   NET INCREASE (DECREASE) FROM CAPITAL
     SHARE TRANSACTIONS                                    28,914,174       (14,778,858)     (1,984,450)       4,665,889
                                                        ----------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                 27,456,905       (16,384,391)     (5,391,960)       4,092,757

NET ASSETS:
   Beginning of period                                     73,936,190        90,320,581     166,224,660      162,131,903
                                                        ----------------------------------------------------------------
   End of period                                          101,393,095        73,936,190     160,832,700      166,224,660
========================================================================================================================

   UNDISTRIBUTED NET INVESTMENT INCOME                  $      55,998     $      57,949   $      99,068    $      75,293





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    107

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        U.S. GOVERNMENT MONEY            LIMITED DURATION U.S. GOVT.
                                                   ---------------------------------------------------------------------
                                                       YEAR ENDED       YEAR ENDED     YEAR ENDED        PERIOD ENDED
                                                     DEC. 31, 2005    DEC. 31, 2004   DEC. 31, 2005     DEC. 31, 2004(1)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
 Net investment income                             $    32,142,088  $    10,741,196   $   1,578,448     $       432,136
 Net realized gain (loss) on investments, futures
  and options                                                    -            2,333         (11,437)            (11,714)
 Change in unrealized appreciation (depreciation)
  of investments and other assets and liabilities                -                -        (385,796)           (175,672)
                                                   --------------------------------------------------------------------
 NET INCREASE FROM OPERATIONS                           32,142,088       10,743,529       1,181,215             244,750

DISTRIBUTIONS FROM:
 Net investment income
 Limited Duration U.S. Government Fund                         n/a              n/a      (1,641,964)           (441,336)
 U.S. Government Money Fund
  Advisor Class                                        (32,069,785)     (10,642,192)            n/a                 n/a
  Investor Class                                          (291,745)         (89,243)            n/a                 n/a
  C Class                                                  (36,213)          (9,563)            n/a                 n/a
  A Class                                                   (2,977)            (198)            n/a                 n/a
                                                   --------------------------------------------------------------------
 Total                                                 (32,400,720)     (10,741,196)     (1,641,964)           (441,336)
                                                   --------------------------------------------------------------------
 NET DECREASE FROM DISTRIBUTIONS                       (32,400,720)     (10,741,196)     (1,641,964)           (441,336)
                                                   --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from subscriptions                         3,498,944,204    2,312,006,942      13,838,178          66,125,256
 Reinvestment of distributions                           1,036,321          282,353          40,106              11,293
 Cost of redemptions                                (3,499,712,979)  (2,229,365,563)    (14,241,383)         (6,976,502)
                                                   --------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS                                       267,546       82,923,732        (363,099)         59,160,047
                                                   --------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                     8,914       82,926,065        (823,848)         58,963,461

NET ASSETS:
 Beginning of period                                 1,274,790,417    1,191,864,352      58,963,461                  --
                                                   --------------------------------------------------------------------
 End of period                                       1,274,799,331    1,274,790,417      58,139,613          58,963,461
=======================================================================================================================

 UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)        $      (258,632) $             -   $      10,113     $        (9,443)





--------------------------------------------------------------------------------
(1) Shares commenced 7/6/2004.

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
108                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         INCOME ALLOCATION               INCOME & GROWTH ALLOCATION
                                                  -------------------------------------------------------------------
                                                    YEAR ENDED        YEAR ENDED         YEAR ENDED      YEAR ENDED
                                                   DEC. 31, 2005     DEC. 31, 2004     DEC. 31, 2005    DEC. 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
 Net investment income                             $    516,700       $   380,965       $   710,856      $   488,555
 Net realized gain on investments                        (2,513)           13,604            36,198           31,092
 Change in unrealized appreciation (depreciation)
  of investments and other assets and liabilities      (217,577)          (81,494)          347,288          796,618
                                                  ------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM OPERATIONS                296,610           313,075         1,094,342        1,316,265

DISTRIBUTIONS FROM:
 Net investment income
  Advisor Class                                        (321,080)         (242,638)         (391,770)        (284,069)
  Investor Class                                       (121,572)          (86,505)          (73,677)         (90,530)
  C Class                                               (41,145)          (32,764)         (163,869)         (72,613)
  A Class                                               (28,341)          (15,025)          (76,970)         (37,584)
                                                  ------------------------------------------------------------------
 Total                                                 (512,138)         (376,932)         (706,286)        (484,796)
                                                  ------------------------------------------------------------------
 From net realized gain
  Advisor Class                                          (4,220)          (21,125)           (7,663)         (12,788)
  Investor Class                                         (1,868)           (8,969)           (1,597)          (4,872)
  C Class                                                  (743)           (4,322)           (5,076)          (6,842)
  A Class                                                  (360)           (1,653)           (1,861)          (2,378)
                                                  ------------------------------------------------------------------
 Total                                                   (7,191)          (36,069)          (16,197)         (26,880)
                                                  ------------------------------------------------------------------
 NET DECREASE FROM DISTRIBUTIONS                       (519,329)         (413,001)         (722,483)        (511,676)
                                                  ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from subscriptions                          5,393,244         4,901,940        11,651,665       16,158,291
 Reinvestment of distributions                          296,538           253,477           480,753          328,800
 Cost of redemptions                                 (4,173,406)       (3,194,923)       (9,264,777)      (5,000,436)
                                                  ------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS                                  1,516,376         1,960,494         2,867,641       11,486,655
                                                  ------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS              1,293,657         1,860,568         3,239,500       12,291,244

NET ASSETS:
 Beginning of period                                 12,785,705        10,925,137        26,070,022       13,778,778
                                                  ------------------------------------------------------------------
 End of period                                       14,079,362        12,785,705        29,309,522       26,070,022
====================================================================================================================

 UNDISTRIBUTED NET INVESTMENT INCOME               $      5,763       $       780       $    10,321      $     3,759





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                    109

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        BALANCED ALLOCATION              GROWTH & INCOME ALLOCATION
                                                  -------------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                  DEC. 31, 2005     DEC. 31, 2004     DEC. 31, 2005     DEC. 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
 Net investment income                            $  1,186,192     $    736,220       $  1,500,277       $   911,488
 Net realized gain on investments                       15,886          (25,856)            29,555            83,283
 Change in unrealized appreciation (depreciation)
  of investments and other assets and liabilities    2,215,631        2,944,593          4,349,460         4,882,073
                                                  ------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM OPERATIONS             3,417,709        3,654,957          5,879,292         5,876,844

DISTRIBUTIONS FROM:
 Net investment income
  Advisor Class                                       (717,894)        (457,428)          (826,083)         (541,383)
  Investor Class                                      (179,320)        (109,177)          (101,275)          (67,546)
  C Class                                             (188,439)         (97,263)          (314,120)         (150,950)
  A Class                                             (106,995)         (41,833)          (262,415)         (129,281)
                                                  ------------------------------------------------------------------
 Total                                              (1,192,648)        (705,701)        (1,503,893)         (889,160)
                                                  ------------------------------------------------------------------
 Net realized gain
  Advisor Class                                              -           (6,898)           (21,361)          (38,813)
  Investor Class                                             -           (2,325)            (3,416)           (7,022)
  C Class                                                    -           (2,470)           (16,163)          (24,609)
  A Class                                                    -             (751)            (8,314)          (12,078)
                                                  ------------------------------------------------------------------
 Total                                                       -          (12,444)           (49,254)          (82,522)
                                                  ------------------------------------------------------------------
 NET DECREASE FROM DISTRIBUTIONS                    (1,192,648)        (718,145)        (1,553,147)         (971,682)
                                                  ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from subscriptions                        29,887,454       26,568,551         44,498,307        43,201,917
 Reinvestment of distributions                         972,728          561,684          1,373,093           854,701
 Cost of redemptions                               (13,453,204)     (10,763,515)       (14,131,647)       (8,842,722)
                                                  ------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS                                      17,406,978       16,366,720         31,739,753        35,213,896
                                                  ------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS            19,632,039       19,303,532         36,065,898        40,119,058

NET ASSETS:
 Beginning of period                                51,119,543       31,816,011         74,511,914        34,392,856
                                                  ------------------------------------------------------------------
 End of period                                      70,751,582       51,119,543        110,577,812        74,511,914
====================================================================================================================

 UNDISTRIBUTED NET INVESTMENT INCOME              $     25,902     $     30,519       $     20,641       $    22,328





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
110                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        GROWTH ALLOCATION              AGGRESSIVE GROWTH ALLOCATION
                                                  -------------------------------------------------------------------
                                                   YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                  DEC. 31, 2005    DEC. 31, 2004      DEC. 31, 2005     DEC. 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
 Net investment income (loss)                     $    748,348      $   553,272        $    35,368       $    29,159
 Net realized gain (loss) on investments                 9,791          (15,032)            20,923             1,101
 Change in unrealized appreciation (depreciation)
  of investments and other assets and liabilities    5,556,548        6,313,150          3,314,335         3,682,448
                                                  ------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM OPERATIONS             6,314,687        6,851,390          3,370,626         3,712,708

DISTRIBUTIONS FROM:
  Net investment income
    Advisor Class                                     (435,122)        (348,171)           (27,085)          (20,721)
    Investor Class                                     (92,413)         (67,023)            (3,768)           (2,726)
    C Class                                            (67,725)         (42,736)                 -                 -
    A Class                                           (151,169)         (80,202)            (2,396)           (1,553)
                                                  ------------------------------------------------------------------
 Total                                                (746,429)        (538,132)           (33,249)          (25,000)
                                                  ------------------------------------------------------------------
 NET DECREASE FROM DISTRIBUTIONS                      (746,429)        (538,132)           (33,249)          (25,000)
                                                  ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from subscriptions                        39,231,368       28,654,621         16,603,135        11,319,103
 Reinvestment of distributions                         693,138          498,760             30,930            23,412
 Cost of redemptions                               (12,415,497)      (8,698,789)        (5,880,486)       (4,121,307)
                                                  ------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS                                27,509,009       20,454,592         10,753,579         7,221,208
                                                  ------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS            33,077,267       26,767,850         14,090,956        10,908,916

NET ASSETS:
 Beginning of period                                67,087,878       40,320,028         31,220,640        20,311,724
                                                  ------------------------------------------------------------------
 End of period                                     100,165,145       67,087,878         45,311,596        31,220,640
====================================================================================================================

 UNDISTRIBUTED NET INVESTMENT INCOME              $     17,584      $    15,665        $     6,278       $     4,159





--------------------------------------------------------------------------------
PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
================================================================================
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     111

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
1. ORGANIZATION   |
-------------------- Accessor Funds, Inc. ("Accessor Funds") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of 16 diversified funds (individually, a "Fund", and collectively, the "Funds"). This report covers the following ten Funds: Growth Fund, Value Fund, Small to Mid Cap Fund (the "Equity Funds"), International Equity Fund (the "International Fund"), High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, (the "Bond Funds"), Limited Duration U.S. Government Fund ("Limited Duration Fund"), and U.S. Government Money Fund (the "Money Fund"); and the following six Accessor Allocation Funds: Accessor Income
Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, and Accessor Aggressive Growth Allocation Fund (the "Accessor Allocation Funds"). Accessor Funds was incorporated in Maryland on June 10, 1991. Each Fund (other than the Limited Duration Fund) offers four classes of shares: Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. The Limited Duration Fund offers one class of shares. Each class of shares has identical rights and privileges except with respect to expenses specific to each class, and with respect to voting rights on matters affecting a single class, including distribution, shareholder service and administrative service arrangements.

-------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES |
-------------------------------------  The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Actual results could differ from those estimates. To the extent that the Allocation
Funds are invested in each of the Underlying Funds, the Allocation Funds will also be exposed to these estimates and assumptions.

[graphic] SECURITY VALUATION

Net Asset Value ("NAV") per share of each Fund is calculated as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. EST) except that the NAV per share of the Money Fund and each of the Allocation Funds is calculated at 5:00 p.m. EST. If the NYSE closes early, the Funds may close early and may value their shares at an earlier time. The Funds generally value their securities using market quotations obtained from a pricing service.

      Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when prices of foreign securities in which a Fund invests may change on days when shareholders are not able to buy or sell Fund shares. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are typically valued based on the NASDAQ Official Closing Price or, if there is no Official Closing Price on that day, the last sales price. All other over-the-counter equity securities, options, and futures contracts are generally valued on the basis of the closing bid price.

      Fixed-income securities and other investments for which market quotations are readily available (other than short-term obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent bid quotations (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, furnished by dealers or on the basis of information furnished by pricing services that use valuation matrices that consider such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data.

      All investments in the Money Fund, as well as short-term debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

      Investments by the Accessor Allocation Funds in mutual fund securities are valued at the closing net asset value per share of that mutual fund.

      An investment for which market quotations are not readily available or whose value has been materially affected by events occurring after the close of the exchange or market on or in which the security is principally traded (for example, a foreign exchange or market) is valued at its fair value as determined in good faith in accordance with procedures adopted by the Accessor Funds' Board of Directors (the "Board of Directors"). The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event. A significant event is one

--------------------------------------------------------------------------------
112                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

where it is believed with a reasonably high degree of certainty that a particular event has caused the price of the security to no longer reflect its current value as of the time of the Fund's NAV calculation. The Board of Directors has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the International Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the International Fund could expect to receive for those securities. In such cases, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. A fair value price is necessarily an estimate, and there is no assurance that such price will be at or close to the price at which the fair valued security will next trade.

[graphic] SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. Dividend income, less foreign tax withheld, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Realized gains and losses on the sale of investments are determined on the identified cost basis.

[graphic] FOREIGN CURRENCY TRANSACTIONS

The books and records of the Funds are maintained in U.S. dollars. The Bond Funds may purchase debt obligations that are payable in a foreign currency, and the International Fund and Equity Funds may purchase equity securities that are denominated in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate in effect on the day of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities. Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the translated amount of income or expenses initially recorded in each of the Fund's accounting records and the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, excluding investments in securities, resulting from changes in the exchange rates.

     The Funds report certain foreign currency related security transactions as components of realized gains and losses in the statements of operations for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations.

[graphic] OFF-BALANCE SHEET RISK

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and options transactions.

      The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

[graphic] FUTURES CONTRACTS

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) are permitted to enter into financial futures contracts and stock index futures contracts in accordance with their investment objectives. A Fund may do so for a variety of reasons including for cash management purposes. The International Fund may also purchase and write futures contracts on foreign currencies. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the contract. Such payments or receipts are known as variation margin and are recorded for financial statement purposes as unrealized gains or losses by a Fund. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

--------------------------------------------------------------------------------
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================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in the value of the underlying securities may not correlate to the change in value of the contracts.

[graphic] FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. It may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The International Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the International Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the International Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

[graphic] OPTIONS TRANSACTIONS

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) may purchase and sell call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The International Fund may also purchase and sell call and put options on foreign currencies.

      When a Fund writes a covered call or put option, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

      The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

[graphic] REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements (agreements to purchase securities--generally securities of the U.S. Government, its agencies or instrumentalities--subject to the seller's agreement to repurchase them at a specified time and price) with well established dealers or institutions that the Funds' management has determined to be creditworthy. It is the Funds' policy to take possession of the underlying securities as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement.



--------------------------------------------------------------------------------
114                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

Set forth below is the collateral for each Fund's Repurchase Agreement(s) on December 31, 2005:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COLLATERAL
                                           -----------------------------------------------------------------------------------------
                                                                                  INTEREST
                            ISSUER OF                                           RATE (RANGE OF        MATURITY
                           REPURCHASE                                             INTEREST              DATE              MARKET
FUND                        AGREEMENT           ISSUER(S)           PAR             RATES)       (RANGE OF MATURITY)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Growth                  Fifth Third Bank          FHLMC         $     878,000        4.00%            06/12/13         $     832,838
Value                   Fifth Third Bank          FHLMC             3,554,000        3.45%            03/12/08             3,497,438
Small to Mid Cap        Fifth Third Bank          FHLMC             4,676,000        4.00%            06/12/13             4,435,478
International Equity    Fifth Third Bank          FHLMC               273,000        3.45%            03/12/08               268,655
High Yield Bond         Fifth Third Bank          FHLMC               610,000        3.45%            03/12/08               600,292
Intermediate
   Fixed-Income         Fifth Third Bank          FHLMC             2,796,000        4.00%            06/12/13             2,652,181
Short-Intermediate
   Fixed-Income         Fifth Third Bank          FHLMC             6,070,000        4.00%            06/12/13             5,757,774
Mortgage Securities     Fifth Third Bank          FHLMC            18,850,000        3.45%            03/12/08            18,550,002
U.S. Government
   Money                Fifth Third Bank          FHLMC            22,131,000        3.45%            03/12/08            21,778,785
U.S. Government                                FHLMC, FNMA,
   Money                 Morgan Stanley    FHLB, FFCB, T-Bond     200,023,000    1.875%-6.50%    2/15/2006-1/23/2019     203,627,751
Limited Duration
   U.S. Government      Fifth Third Bank          FHLMC             1,561,000        3.45%            03/12/08             1,536,157
Income Allocation       Fifth Third Bank          FHLMC             1,111,000        3.45%            03/12/08             1,093,318
Income & Growth
   Allocation           Fifth Third Bank          FHLMC               684,000        3.45%            03/12/08               673,114
Balanced Allocation     Fifth Third Bank          FHLMC             1,549,000        3.45%            03/12/08             1,524,348
Growth & Income
   Allocation           Fifth Third Bank          FHLMC             2,308,000        3.45%            03/12/08             2,271,268
Growth Allocation       Fifth Third Bank          FHLMC             1,146,000        3.45%            03/12/08             1,127,761
Aggressive Growth
   Allocation           Fifth Third Bank          FHLMC               688,000        3.45%            03/12/08               677,050
====================================================================================================================================

[graphic] DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, are declared daily and paid monthly for the Money Fund; declared and paid monthly for the Bond Funds, the Limited Duration Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund and the Accessor Balanced Allocation Fund; declared and paid quarterly for the Equity Funds and the other Accessor Allocation Funds; and declared and paid annually for the International Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

[graphic] FEDERAL INCOME TAXES

It is each Fund's intention to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") to qualify as a regulated investment company. Subchapter M requires a regulated investment company to distribute substantially all of its taxable income and net realized gains, if any, to shareholders. By distributing all of its taxable income and realized gains to shareholders, a Fund will not be subject to Federal income or excise tax. Accordingly, no provision for Federal income taxes is required in the financial statements.

      Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in the annual financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes in net assets and financial highlights may differ from that reported to shareholders for Federal income tax purposes.

--------------------------------------------------------------------------------
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

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                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

[graphic] FORWARD COMMITMENTS

The Funds (other than the Accessor Allocation Funds) may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

      Each Fund may enter into TBA sale commitments to hedge its Fund positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

      Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

[graphic] OTHER

Shared expenses incurred by Accessor Funds are allocated among the Funds based on each Fund's ratio of relative net assets to the combined net assets. Specifically identified direct expenses are charged to each Fund as incurred to the extent practicable. Investment income, realized and unrealized gains and losses and Fund expenses not specific to any class of shares are prorated among the classes based upon the relative net assets of each class. Certain specifically identified direct expenses of each class are charged to that class as incurred.

[graphic] RESTRICTED SECURITIES

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public once the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information relating to restricted securities held at December 31, 2005 is detailed in the Schedules of Investments, as applicable.

[graphic] COMMISSION RECAPTURE

Certain Funds direct portfolio trades to brokers who reimburse the applicable Funds a portion of the commissions paid on such transactions. These amounts have been reflected as commission recapture in the Statements of Operations.

[graphic] CUSTODY CREDITS

The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses.

[graphic] REDEMPTION FEES

Shares exchanged or redeemed from Growth, Value, Small to Mid Cap, International Equity and High Yield Bond Funds within 90 days from the date of purchase are subject to a redemption fee equal to 2% of the proceeds of the redeemed or exchanged shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in-capital. Cost of redemptions reported in the Statements of Changes in Net Assets is reported net of such fees.

      Total redemption fees paid during the year ended December 31, 2005 and the year ended December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED
FUND                                       DECEMBER 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------
Growth                                     $           1,270   $           1,470
Value                                                      -                 968
Small to Mid Cap                                       1,711               2,881
International Equity                                   2,609               6,199
High Yield Bond                                          104               6,973
================================================================================

--------------------------------------------------------------------------------
116                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

3.    RELATED PARTY TRANSACTIONS
---------------------------------

[graphic] MANAGER

Accessor Funds has a management agreement with Accessor Capital Management LP ("Accessor Capital"). Pursuant to this agreement, Accessor Capital provides general management, investment advisory and management services for the Funds. Accessor Capital also directly manages the U.S. Government Money Fund and the Accessor Allocation Funds. Fees paid to Accessor Capital are accrued daily and paid monthly based on the following annualized rates calculated on the average daily net assets aggregated across all the classes of each Fund.

--------------------------------------------------------------------------------
ACCESSOR FUNDS                                             ANNUAL MANAGEMENT FEE
--------------------------------------------------------------------------------
Growth                                                             0.45%
Value                                                              0.45
Small to Mid Cap                                                   0.60
International Equity                                               0.55
High Yield Bond                                                    0.36
Intermediate Fixed-Income                                          0.33
Short-Intermediate Fixed-Income                                    0.33
Mortgage Securities                                                0.36
Limited Duration U.S. Government                                   0.12
U.S. Government Money                                              0.08
Income Allocation                                                  0.10
Income & Growth Allocation                                         0.10
Balanced Allocation                                                0.10
Growth & Income Allocation                                         0.10
Growth Allocation                                                  0.10
Aggressive Growth Allocation                                       0.10
================================================================================

Accessor Funds has obtained an exemptive order from the Securities and Exchange Commission that allows the Accessor Allocation Funds to enter into an agreement with the Equity, International, Bond and Money Funds ("Underlying Funds"), under which the Underlying Funds will pay the expenses of the Accessor Allocation Funds (other than the Accessor Allocation Funds' direct management fees, distribution and service fees and administrative services fees) to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Accessor Allocation Funds. To the extent these expenses are not paid by the Underlying Funds. Accessor Capital has contractually agreed to continue to pay these expenses beginning January 14, 2004 and continuing through December 31, 2006, to the extent that the expense ratio of each Allocation Fund exceeds 0.20% annually (not including distribution and service fees and administrative services fees). None of the expenses incurred by the Allocation Funds for the year ended December 31, 2005, were paid by the Underlying Funds. The expenses paid by Accessor Capital are reflected in the Statements of Operations for the respective Allocation Fund.





--------------------------------------------------------------------------------
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

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

[graphic] MONEY MANAGERS

Each Fund (other than the Money Fund and the Accessor Allocation Funds) is sub-advised by an investment management organization (individually, a "Money Manager"; collectively, the "Money Managers"), researched and recommended by Accessor Capital. Commencing January 1, 2005 each Money Manager is compensated on a flat-fee basis. The Money Managers receive a fee based on the average daily net assets aggregated across all the classes of each Fund as set forth below. This fee is accrued daily and paid quarterly.

--------------------------------------------------------------------------------------------------------------
FUND                                          ANNUAL FEE
--------------------------------------------------------------------------------------------------------------
Growth                                        0.45%
Value                                         0.25% (0.15% waived for 2005 only)
Small to Mid Cap                              0.35%
International Equity*                         0.50% of the first $50,000,000
                                              0.45% of the next $50,000,000
                                              0.40% above $100,000,000
High Yield Bond                               0.25%
Intermediate Fixed-Income                     0.10%
Short-Intermediate Fixed-Income               0.10%
Mortgage Securities                           0.25% of the first $100,000,000
                                              0.20% of the next $100,000,000
                                              0.15% above $200,000,000
Limited Duration U.S. Government**            0.35% on the first $25 million of assets under management; plus,
                                              0.25% on the next $75 million of assets under management; plus,
                                              0.20% on all assets above $100 million

--------------------------------------------------------------------------------
 * Prior to October 1, 2005, the Money Manager for the International Equity Fund was J.P. Morgan Fleming Asset Management (London) Limited, which was compensated as follows: based on the aggregate daily net assets of the
      Fund:
          0.50% on the first $50,000,000
          0.45% on the next $100,000,000
          0.40% above $150,000,000
**    Increased September 2005, from 0.20% to the schedule above.
================================================================================

As previously disclosed, Accessor Funds and Accessor Capital received a document and information request from the staff of the Ft. Worth District Office of the SEC (the "Staff") in connection with a sweep examination relating to performance fees charged by investment advisers to mutual funds. Accessor Funds voluntarily responded to the Staff's request in June 2004, and subsequently provided additional follow-up information that the Staff requested. Accessor Funds and Accessor Capital received a deficiency letter from the Staff dated May 24, 2005 (the "Letter"). The Letter set forth deficiencies the Staff believed existed with respect to the performance fee calculation and charges by Accessor Funds and Accessor Capital including: (i) Accessor Capital calculated performance fees contrary to certain requirements of the Investment Advisers Act of 1940, as amended; (ii) the Money Manager agreements with Accessor Funds did not meet certain requirements of the Investment Company Act of 1940; (iii) the Accessor Funds' Board was not provided with sufficient information regarding how the performance fee was calculated; and (iv) the disclosures by Accessor Funds in its Registration Statement and Shareholder Reports did not properly describe the performance fee calculation.

      The Letter further requests that Accessor Funds evaluate and make a determination as to appropriate steps to be taken to address the stated deficiencies, including appropriate actions to ensure that the Funds and their shareholders are fully compensated for any Fund overcharge of performance fees, and provide a formal written response to the Staff. The Letter states that Accessor Funds and Accessor Capital should assess whether occurrences described in the Letter reflect weaknesses in their compliance culture and should take appropriate corrective action. On November 15, 2005, Accessor Funds and Accessor Capital sent the Staff their response to the Letter.

[graphic] DISTRIBUTION AND SERVICE PLANS

Accessor Funds has adopted Distribution and Service Plans (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940, as amended, with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund to compensate ALPS Distributors, Inc. (the "Distributor") and/or third party intermediaries or other service organizations for providing distribution and non-distribution-related services to certain shareholders of Accessor Funds. Under the terms of these Plans, Accessor Funds will pay the Distributor and/or third party selling and distribution agents for sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Accessor Funds will also pay third party service organizations for providing non-distribution related services such as account maintenance services.

--------------------------------------------------------------------------------
118                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

      The maximum amount payable to service organizations under the Distribution and Service Plans, in aggregate, may not exceed on an annual basis 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, 0.35% of the average daily net assets of each Fund attributable to A Class Shares of the Equity Funds and Accessor Allocation Funds (except Accessor Income Allocation Fund), 0.25% of the average daily assets of each Fund attributable to A Class Shares of the Bond Funds, Money Fund and Accessor Income Allocation Fund; and 0.75% of the average daily net assets of each Fund for distribution and 0.25% of the average daily net assets of each Fund for shareholder service fees attributable to C Class Shares, respectively. From January 1, 2005 through April 30, 2005, the Board temporarily limited the payment of 12b-1 fees with respect to C Class Shares of the Money Fund to 0.50% to assist the Money Fund's efforts to maintain a $1.00 net asset value per share. Such fee limitation was not effect from May 1, 2005 through December 31, 2005.

[graphic] DISTRIBUTOR

Accessor Funds' distribution and service plans for the Investor Class Shares, A Class Shares and the C Class Shares allow each class to pay distribution and service fees to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and for providing non-distribution related shareholder services. In the aggregate, these fees will not exceed 0.25% on an annual basis of the average daily net assets of each Fund attributable to the Investor Class Shares; 0.35% on an annual basis of the average daily net assets attributable to A Class Shares of the Equity Funds and Accessor Allocation Funds (except Accessor Income Allocation Fund); 0.25% on an annual basis of the average daily assets attributable to A Class Shares of the Bond Funds, Money Fund and Accessor Income Allocation Fund; and 1.00% annually of the average daily net assets of each Fund attributable to the C Class Shares. The Limited Duration Fund does not currently have a class of shares that pays a 12b-1 fee. The distribution and service fee is paid to each financial intermediary that enters into a selling agreement with the Distributor or a services agreement with Accessor Funds based on the average daily net assets of accounts attributable to such intermediary.

      Further, under the A Class Shares and C Class Shares distribution and service plan, the Distributor will generally retain the first year of the distribution and service fees attributable to purchases of A Class Shares and will retain the distribution and service fees attributable to purchases of C Class Shares for which a broker-dealer has received an up-front commission payment from the Distributor. The Distributor may retain the distribution and service fee for accounts not attributable to a broker dealer. Certain A Class Shares and C Class Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") for shares sold within 24 months and one year, respectively, after the date of purchase. Any CDSC is paid to the Distributor. The Distributor may remit portions of the CDSC to Accessor Capital to compensate Accessor Capital for financing the 1.00% up-front payment of the distribution and service fees to broker-dealers pursuant to certain A Class Shares and C Class Shares financing and servicing arrangements between the Distributor and Accessor Capital.

[graphic] DEFENSIVE DISTRIBUTION AND SERVICE PLAN

Accessor Funds has adopted a Defensive Distribution and Service Plan contemplated under Rule 12b-1 of the Investment Company Act of 1940, as amended, to allow Accessor Capital the ability to pay for distribution-related expenses out of its profits.

[graphic] OTHER COMPENSATION TO DEALERS

The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Funds' shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds, cooperate with the Distributor or provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

      Accessor Capital may make payments, out of its own assets, to certain intermediaries based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
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

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

[graphic] ACM ADMINISTRATIVE PLAN

Accessor Funds has adopted the ACM Administrative Plan (formerly the Shareholder Services Plan) with respect to Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Money Fund shares either directly or through omnibus accounts. The amount payable to Accessor Capital is 0.25% of the average daily net assets of the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund, respectively; provided, however, that the Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

[graphic] ADMINISTRATIVE SERVICES PLAN

Accessor Funds has adopted an Administrative Services Plan with respect to the Investor Class Shares of each Fund that has Investor Class Shares. Pursuant to the Investor Class Shares Administrative Services Plan, Accessor Funds will pay third party service organizations who provide administrative and support services. The amount payable to service organizations under the Administrative Services Plan for these expenses on an annual basis is 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under Accessor Funds' Distribution and Service Plan.

[graphic] TRANSFER AGENT AND ADMINISTRATION

Accessor Funds has a Transfer Agency and Administrative Agreement with Accessor Capital. Pursuant to this agreement, Accessor Capital acts as transfer agent and administrator to Accessor Funds, performing all transfer agent and certain compliance services. The fees are computed as a percentage of each Fund's average daily net assets, as well as a transaction fee ($0.50 per transaction) and the reimbursement of out-of-pocket expenses, with the exception of the Accessor Allocation Funds, for which no fee is charged.

[graphic] DIRECTOR AND OFFICER FEES AND EXPENSES

The Funds do not pay any compensation directly to its officers or directors who are directors, officers or employees of Accessor Capital or its affiliates. Each other director receives a fee of $3,000 for each meeting of the Board of Directors attended. Reasonable expenses of the Board are reimbursed by the Funds.

[graphic] OTHER

The Funds' Chief Compliance Officer is employed by Accessor Capital. The Accessor Funds pay an allocated portion of the Chief Compliance Officer's compensation and other related expenses subject to approval of the Board of Directors.





--------------------------------------------------------------------------------
120                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
4. SHARES OF STOCK |
---------------------- Accessor Funds, incorporated in Maryland on June 10, 1991, is authorized to issues 15 billion shares of Common Stock, $.001 par value. Transactions in shares of the Funds were as follows:

-----------------------------------------------------------------------------------------------------------------------
                     ADVISOR CLASS            INVESTOR CLASS                 C CLASS                   A CLASS
              ---------------------------------------------------------------------------------------------------------
 FUND           SHARES       AMOUNT          SHARES      AMOUNT        SHARES       AMOUNT         SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------
GROWTH FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,452,395  $ 33,520,900       32,628   $   745,254       68,476   $ 1,582,029       28,855   $   671,060
Reinvested         5,590       127,784          158         3,562            -             -           11           242
Redeemed        (923,785)  (21,592,364)     (39,684)     (909,038)     (44,040)   (1,000,442)      (5,887)     (138,757)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       534,200  $ 12,056,320       (6,898)  $  (160,222)      24,436   $   581,587       22,979   $   532,545

YEAR ENDED DECEMBER 31, 2004
Subscribed     1,454,286  $ 31,002,383       21,599   $   455,694       91,568   $ 1,954,698       11,355   $   243,967
Reinvested         6,345       143,823           36           817            -             -           11           254
Redeemed      (1,127,973)  (24,163,536)     (65,531)   (1,362,922)     (58,655)   (1,247,730)      (3,805)      (80,443)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       332,658  $  6,982,670      (43,896)  $  (906,411)      32,913   $   706,968        7,561   $   163,778

=======================================================================================================================
VALUE FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,365,351  $ 27,472,260       33,163   $   669,556       50,611   $ 1,019,371       17,877   $   364,945
Reinvested        11,379       229,213        1,111        22,375          382         7,595          532        10,676
Redeemed        (867,379)  (17,217,221)     (35,911)     (730,337)     (43,598)     (877,937)     (19,811)     (396,435)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       509,351  $ 10,484,252       (1,637)  $   (38,406)       7,395   $   149,029       (1,402)  $   (20,814)

YEAR ENDED DECEMBER 31, 2004
Subscribed     1,811,569  $ 32,494,639       16,028   $   292,082       86,583   $ 1,572,384       57,023   $ 1,049,553
Reinvested        10,753       197,166          690        12,432          173         3,079          412         7,488
Redeemed      (1,091,695)  (19,768,968)     (42,662)     (769,280)     (65,108)   (1,172,410)      (3,535)      (63,600)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       730,627  $ 12,922,837      (25,944)  $  (464,766)      21,648   $   403,053       53,900   $   993,441

=======================================================================================================================
SMALL TO MID CAP FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,503,566  $ 39,025,124       80,172   $ 1,961,913       41,809   $ 1,081,212       11,586   $   307,375
Reinvested             -             -            -             -            -             -            -             -
Redeemed      (2,564,809)  (66,735,328)     (73,375)   (1,878,029)     (45,856)   (1,136,925)     (11,462)     (301,436)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)    (1,061,243) $(27,710,204)       6,797   $    83,884       (4,047)  $   (55,713)         124   $     5,939

YEAR ENDED DECEMBER 31, 2004
Subscribed     2,026,654  $ 44,656,267       25,697   $   548,358       48,241   $ 1,048,263       33,846   $   753,573
Reinvested            56         1,408            -             -            -             -            -             -
Redeemed      (1,877,709)  (41,134,468)     (38,492)     (814,464)     (55,354)   (1,193,951)      (8,849)     (189,685)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       149,001  $  3,523,207      (12,795)  $  (266,106)      (7,113)  $  (145,688)      24,997   $   563,888

--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       121

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                     ADVISOR CLASS            INVESTOR CLASS                 C CLASS                   A CLASS
              ---------------------------------------------------------------------------------------------------------
FUND            SHARES       AMOUNT         SHARES       AMOUNT        SHARES       AMOUNT         SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,513,609  $ 23,213,943       21,365   $   324,069       74,783   $ 1,140,923       17,743   $   281,347
Reinvested         1,840        31,754            -             -            -             -            -             -
Redeemed      (1,513,031)  (24,009,174)     (28,551)     (434,939)     (50,264)     (769,028)     (11,327)     (179,694)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)         2,418  $   (763,477)      (7,186)  $  (110,870)      24,519   $   371,895        6,416   $   101,653

YEAR ENDED DECEMBER 31, 2004
Subscribed     1,533,810  $ 20,580,302       13,692   $   178,545       62,778   $   834,029       26,238   $   357,449
Reinvested         4,699        71,291            -             -            -             -            -           657
Redeemed      (1,098,529)  (14,910,873)     (36,154)     (464,596)     (32,784)     (433,018)      (2,641)      (35,814)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       439,980  $  5,740,720      (22,462)  $  (286,051)      29,994   $   401,011       23,640   $   322,292

=======================================================================================================================
HIGH YIELD BOND FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,245,985  $ 13,662,981       64,577   $   707,575       49,957   $   551,069        8,389   $    93,975
Reinvested        43,073       470,008        3,755        41,302        4,576        49,960          731         7,998
Redeemed      (1,101,400)  (12,045,225)    (137,395)   (1,519,523)     (79,697)     (892,866)      (7,684)      (84,357)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       187,658  $  2,087,764      (69,063)  $  (770,646)     (25,164)  $  (291,837)       1,436   $    17,616

YEAR ENDED DECEMBER 31, 2004
Subscribed     2,140,028  $ 23,888,828      132,717   $ 1,465,383       78,675   $   877,449       10,197   $   114,085
Reinvested        39,053       432,993        5,012        55,585        6,110        67,635          633         6,998
Redeemed      (2,319,974)  (25,687,026)     (49,502)     (556,191)     (23,025)     (256,316)        (157)       (1,744)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)      (140,893) $ (1,365,205)      88,227   $   964,777       61,760   $   688,768       10,673   $   119,339

=======================================================================================================================
INTERMEDIATE FIXED-INCOME FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,452,620  $ 17,122,340       74,104   $   871,189       24,671   $   291,376        8,009   $    94,505
Reinvested        85,713     1,009,114        5,656        66,570          571         6,755          198         2,323
Redeemed      (1,028,193)  (12,079,723)     (28,766)     (337,240)     (25,211)     (297,770)      (9,926)     (117,913)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       510,140  $  6,051,731       50,994   $   600,519           31   $       361       (1,719)  $   (21,085)

YEAR ENDED DECEMBER 31, 2004
Subscribed     2,566,069  $ 30,683,058       11,481   $   138,574       21,301   $   257,016        5,825   $    71,119
Reinvested        73,138       876,264        6,695        79,902          752         8,927          161         1,917
Redeemed      (1,371,094)  (16,515,714)    (492,014)   (5,803,734)     (58,293)     (715,639)      (2,512)      (30,963)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)     1,268,113  $ 15,043,608     (473,838)  $(5,585,258)     (36,240)  $  (449,696)       3,474   $    42,073



--------------------------------------------------------------------------------
122                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                     ADVISOR CLASS            INVESTOR CLASS                 C CLASS                   A CLASS
              ---------------------------------------------------------------------------------------------------------
FUND            SHARES       AMOUNT         SHARES      AMOUNT        SHARES       AMOUNT          SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     3,569,361  $ 42,196,420       60,875   $   721,754      132,484   $ 1,570,900          204   $     2,423
Reinvested        33,908       401,217        3,800        44,987        7,357        86,978           72           855
Redeemed      (1,155,510)  (13,716,617)    (101,833)   (1,208,095)    (100,258)   (1,184,916)        (146)       (1,732)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)     2,447,759  $ 28,881,020      (37,158)  $  (441,354)      39,583   $   472,962          130   $     1,546

YEAR ENDED DECEMBER 31, 2004
Subscribed     2,880,815  $ 34,949,220       18,364   $   222,957      227,425   $ 2,770,917        1,810   $    21,883
Reinvested        38,363       462,627        3,844        46,339        5,960        71,830           28           337
Redeemed      (3,830,554)  (46,204,038)    (450,040)   (5,392,090)    (142,437)   (1,727,612)        (101)       (1,228)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)      (911,376) $ 10,792,191)    (427,832)  $(5,122,794)      90,948   $ 1,115,135        1,737   $    20,992

=======================================================================================================================
MORTGAGE SECURITIES FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed     1,202,685  $ 15,097,907       34,618   $   432,091       66,416   $   838,889        6,933   $    87,250
Reinvested        76,511       956,702        2,960        37,057        1,806        22,609          357         4,457
Redeemed      (1,478,663)  (18,562,916)     (44,760)     (560,398)     (25,627)     (321,884)      (1,296)      (16,247)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)      (199,467) $ (2,508,307)      (7,182)  $   (91,250)      42,595   $   539,614        5,994   $    75,460

YEAR ENDED DECEMBER 31, 2004
Subscribed     2,267,260  $ 28,721,828       15,552   $   197,556       20,569   $   261,374        5,624   $    71,768
Reinvested        80,196     1,014,332        3,630        45,927          792        10,015          178         2,245
Redeemed      (1,948,816)  (24,621,358)     (29,630)     (375,829)     (51,470)     (658,538)        (271)       (3,431)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       398,640  $  5,114,802      (10,448)  $  (132,346)     (30,109)  $  (387,149)       5,531   $    70,582

=======================================================================================================================
LIMITED DURATION U.S. GOVERNMENT FUND

                SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Subscribed     1,159,617  $ 13,838,178
Reinvested         3,368        40,106
Redeemed      (1,194,009)  (14,241,383)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)       (31,024) $   (363,099)

YEAR ENDED DECEMBER 31, 2004
Subscribed     5,509,362  $ 66,124,256
Reinvested           942        11,293
Redeemed        (581,604)   (6,976,502)
              ---------------------------------------------------------------------------------------------------------
Net increase
(decrease)     4,928,700  $ 59,159,047



--------------------------------------------------------------------------------
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    123

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       ADVISOR CLASS                 INVESTOR CLASS                C CLASS                    A CLASS
             -----------------------------------------------------------------------------------------------------------------
FUND             SHARES            AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT         SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed    3,480,050,113    $3,480,050,113   16,305,343   $16,305,343    2,175,915   $2,175,915       412,050   $   412,050
Reinvested          710,686           710,686      286,370       286,591       35,728       35,728         3,016         3,016
Redeemed     (3,474,247,622)   (3,474,247,822) (22,923,682)  (22,923,682)  (2,186,337)  (2,186,337)     (355,138)     (355,138)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        6,513,177    $    6,513,177   (6,331,969)  $(6,331,648)      25,306   $   25,306        59,928   $    59,928

YEAR ENDED DECEMBER 31, 2004
Subscribed    2,284,644,361    $2,284,644,361   24,992,543   $24,992,543    2,273,808   $2,273,808        96,230   $    96,230
Reinvested          212,092           212,092       62,996        62,996        7,124        7,124           141           141
Redeemed     (2,200,070,938)   (2,200,070,938) (28,198,438)  (28,198,438)  (1,038,495)  (1,038,495)      (57,692)      (57,692)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)       84,785,515    $   84,785,515   (3,142,899)  $(3,142,899)   1,242,437   $1,242,437        38,679   $    38,679

==============================================================================================================================
INCOME ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed          183,382    $    2,766,432       89,590   $ 1,348,798       54,013   $  811,631        30,866   $   466,383
Reinvested            8,431           126,584        7,872       118,159        2,111       31,653         1,342        20,142
Redeemed           (116,727)       (1,756,222)     (85,128)   (1,278,989)     (53,335)    (803,860)      (22,251)     (334,335)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)           75,086    $    1,136,794       12,334   $   187,968        2,789   $   39,424         9,957   $   152,190

YEAR ENDED DECEMBER 31, 2004
Subscribed          136,936    $    2,083,715       73,381   $ 1,118,975       81,110   $1,240,574        30,014   $   458,676
Reinvested            7,625           115,713        6,293        95,477        1,978       29,945           815        12,342
Redeemed           (134,530)       (2,048,107)     (61,528)     (936,618)     (11,477)    (174,522)       (2,346)      (35,676)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)           10,031    $      151,321       18,146   $   277,834       71,611   $1,095,997        28,483   $   435,342

==============================================================================================================================
INCOME & GROWTH ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed          296,590    $    4,558,279       95,997   $ 1,473,831      273,219   $4,169,643        94,600   $ 1,449,912
Reinvested           11,393           174,773        4,914        75,299       10,421      159,259         4,659        71,422
Redeemed           (196,232)       (3,020,085)    (224,306)   (3,433,149)    (153,522)  (2,348,892)      (30,041)     (462,651)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)          111,751    $    1,712,967     (123,395)  $(1,884,019)     130,118   $1,980,010        69,218   $ 1,058,683

YEAR ENDED DECEMBER 31, 2004
Subscribed          392,911    $    5,871,868      107,996   $ 1,617,217      422,186   $6,313,611       156,820   $ 2,355,394
Reinvested            8,003           120,065        6,379        95,580        4,964       74,426         2,583        38,729
Redeemed           (181,907)       (2,721,093)     (72,444)   (1,086,003)     (68,989)  (1,030,744)      (10,840)     (162,596)
             -----------------------------------------------------------------------------------------------------------------
Net increase
(decrease)          219,007    $    3,270,840       41,931   $   626,794      358,161   $5,357,293       148,563   $ 2,231,527



--------------------------------------------------------------------------------
124                     ANNUAL REPORT ~ DECEMBER  31, 2005

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                    ADVISOR CLASS            INVESTOR CLASS                 C CLASS                    A CLASS
                -------------------------------------------------------------------------------------------------------
FUND            SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed       864,260  $ 13,326,527      452,701   $ 7,007,084      412,840   $ 6,360,042       207,732  $ 3,193,801
Reinvested        33,162       512,083       11,522       178,278       11,943       184,176         6,360       98,191
Redeemed        (444,413)   (6,869,881)    (167,975)   (2,614,897)    (162,449)   (2,502,921)      (95,156)  (1,465,505)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       453,009  $  6,968,729      296,248   $ 4,570,465      262,334   $ 4,041,297       118,936  $ 1,826,487

YEAR ENDED DECEMBER 31, 2004
Subscribed       805,068  $ 11,838,090      137,484   $ 2,005,513      587,637   $ 8,593,365       282,347  $ 4,131,583
Reinvested        21,413       314,422        7,532       110,462        6,701        98,556         2,593       38,244
Redeemed        (377,534)   (5,528,797)    (161,462)   (2,331,828)    (180,355)   (2,658,775)      (16,783)    (244,115)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       448,947  $  6,623,715      (16,446)  $  (215,853)     413,983   $ 6,033,146       268,157  $ 3,925,712

=======================================================================================================================
GROWTH & INCOME ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed       986,248  $ 15,144,143      233,061   $ 3,627,146    1,022,001   $15,702,477       648,324  $10,024,541
Reinvested        44,916       695,214        6,724       104,154       20,677       319,163        16,432      254,562
Redeemed        (385,174)   (5,972,904)    (182,371)   (2,844,298)    (226,215)   (3,489,473)     (118,393)  (1,824,972)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       645,990  $  9,866,453       57,414   $   887,002      816,463   $12,532,167       546,363  $ 8,454,131

YEAR ENDED DECEMBER 31, 2004
Subscribed       984,339  $ 14,124,092      218,637   $ 3,166,632    1,066,444   $15,454,192       722,249  $10,457,001
Reinvested        32,287       474,361        4,945        72,804       11,699       172,809         9,166      134,727
Redeemed        (356,445)   (5,172,184)     (77,960)   (1,125,727)    (134,735)   (1,939,621)      (41,986)    (605,190)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       660,181  $  9,426,269      145,622   $ 2,113,709      943,408   $13,687,380       689,429  $ 9,986,538

=======================================================================================================================
GROWTH ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed       736,722  $ 11,353,838      465,212   $ 7,224,762      777,344   $11,849,974       574,583  $ 8,802,794
Reinvested        25,224       389,362        5,975        92,333        4,355        66,202         9,401      145,241
Redeemed        (351,470)   (5,403,937)    (219,132)   (3,353,118)    (152,232)   (2,336,173)      (84,442)  (1,322,269)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       410,476  $  6,339,263      252,055   $ 3,963,977      629,467   $ 9,580,003       499,542  $ 7,625,766

YEAR ENDED DECEMBER 31, 2004
Subscribed       477,794  $  6,669,454      139,246   $ 1,953,639      788,987   $11,075,350       641,529  $ 8,956,178
Reinvested        21,831       311,704        4,683        67,022        2,934        42,326         5,408       77,708
Redeemed        (320,341)   (4,516,156)     (92,556)   (1,290,064)    (153,147)   (2,162,326)      (53,168)    (730,243)
                -------------------------------------------------------------------------------------------------------
Net increase
(decrease)       179,284  $  2,465,002       51,373   $   730,597      638,774   $ 8,955,350       593,769  $ 8,303,643
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                     ADVISOR CLASS            INVESTOR CLASS                 C CLASS                    A CLASS
                -------------------------------------------------------------------------------------------------------
FUND            SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT          SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND

YEAR ENDED DECEMBER 31, 2005
Subscribed       460,047  $  7,015,235      290,305   $ 4,406,434      140,517   $ 2,083,779       203,345  $ 3,097,687
Reinvested         1,722        25,235          262         3,768            -             -           133        1,927
Redeemed        (153,055)   (2,352,029)    (180,447)   (2,729,796)     (36,436)     (535,406)      (17,082)    (263,255)
                --------------------------------------------------------------------------------------------------------
Net increase
(decrease)       308,714  $  4,688,441      110,120   $ 1,680,406      104,081   $ 1,548,373       186,396  $ 2,836,359

YEAR ENDED DECEMBER 31, 2004
Subscribed       292,947  $  3,932,389      156,551   $ 2,088,543      227,966   $ 3,047,993       167,648  $ 2,250,178
Reinvested         1,306        19,553          184         2,725            -             -            76        1,134
Redeemed        (138,069)   (1,861,751)    (116,387)   (1,568,662)     (29,472)     (389,037)      (23,087)    (301,857)
                --------------------------------------------------------------------------------------------------------
Net increase
(decrease)       156,184  $  2,090,191       40,348   $   522,606      198,494   $ 2,658,956       144,637  $ 1,949,455
========================================================================================================================

5. SECURITIES TRANSACTIONS |
-----------------------------  During   the  year  ended   December   31,  2005,
purchases and sales of investments, other than short-term investments and U.S. government securities, were as follows:

--------------------------------------------------------------------------------
                                             PURCHASES                SALES
--------------------------------------------------------------------------------

ACCESSOR FUND
      Growth                             $    138,886,189         $  126,237,347
      Value                                    80,458,066             71,663,090
      Small to Mid Cap                         67,215,975             97,635,404
      International Equity                    119,923,360            120,476,580
      High Yield Bond                          34,339,793             32,359,820
      Intermediate Fixed-Income                25,536,655             14,572,399
      Short-Intermediate Fixed-Income          22,800,306             21,144,214
      Mortgage Securities                      85,220,497             99,276,183
      Limited Duration U.S. Government          9,054,258              7,056,431

ACCESSOR ALLOCATION FUND
      Income Allocation                  $      3,748,000         $    1,210,000
      Income & Growth Allocation                6,335,000              3,040,000
      Balanced Allocation                      21,555,000              1,800,000
      Growth & Income Allocation               35,820,000              1,700,000
      Growth Allocation                        29,690,000              1,400,000
      Aggressive Growth Allocation             11,375,000                750,000
================================================================================
During the year ended December 31, 2005, purchases and sales of long-term U.S. government securities were as follows:
--------------------------------------------------------------------------------
                                           LONG-TERM U.S. GOVERNMENT SECURITIES
FUND                                         PURCHASES                SALES
--------------------------------------------------------------------------------
Intermediate Fixed-Income                $     31,594,513         $   36,875,078
Short-Intermediate Fixed-Income                35,290,828             10,311,629
Mortgage Securities                           552,569,271            550,838,376
Limited Duration U.S. Government               28,881,545             32,367,969
================================================================================

--------------------------------------------------------------------------------
126                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
6. IDENTIFIED COST |
---------------------- The identified cost for federal income tax purposes of investments owned by each Fund, their respective gross unrealized appreciation/ (depreciation), and resulting net unrealized appreciation/(depreciation) at December 31, 2005.

----------------------------------------------------------------------------------------------------------------------
                                                                                                              NET
                                                                 GROSS                  GROSS             UNREALIZED
                                           IDENTIFIED          UNREALIZED            UNREALIZED          APPRECIATION
                                              COST            APPRECIATION         (DEPRECIATION)       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
ACCESSOR FUND
   Growth                                $ 126,072,466       $  19,843,766         $   (5,443,191)      $   14,400,575
   Value                                   104,739,388          16,217,196             (5,191,066)          11,026,130
   Small to Mid Cap                        123,048,537          45,570,590             (6,397,682)          39,172,908
   International Equity                     94,391,528          10,864,252             (1,735,614)           9,128,638
   High Yield Bond                          51,795,145           1,314,161             (1,481,717)            (167,556)
   Intermediate Fixed-Income                58,182,024             576,326               (964,460)            (388,134)
   Short-Intermediate Fixed-Income         102,724,152             137,326             (1,405,568)          (1,268,242)
   Mortgage Securities                     162,191,897             924,245             (2,956,516)          (2,032,271)
   Limited Duration U.S. Government         57,854,156              10,840               (572,308)            (561,468)

ACCESSOR ALLOCATION FUND
   Income Allocation                     $  14,471,870       $      25,267         $     (268,550)      $     (243,283)
   Income & Growth Allocation               27,747,458           2,067,988               (432,360)           1,635,628
   Balanced Allocation                      65,003,192           7,123,115               (713,093)           6,410,022
   Growth & Income Allocation               99,820,362          12,036,231             (1,039,577)          10,996,654
   Growth Allocation                        87,482,943          13,377,601               (593,464)          12,784,137
   Aggressive Growth Allocation             38,503,683           7,111,642               (192,063)           6,919,579
======================================================================================================================

7. CAPITAL LOSS CARRYOVERS |
-------------------------------  At December 31, 2005,  for  federal  income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains for each succeeding year until the earlier of its utilization or expiration:

-----------------------------------------------------------------------------------------------------------------------
                                       EXPIRES       EXPIRES        EXPIRES        EXPIRES       EXPIRES       EXPIRES
                                       IN 2008       IN 2009        IN 2010        IN 2011       IN 2012       IN 2013
-----------------------------------------------------------------------------------------------------------------------
ACCESSOR FUND
 Growth                              $        -    $19,034,857    $12,659,192    $ 3,845,553    $        -    $       -
 Value                                        -              -     20,618,199      1,779,595             -            -
 Small to Mid Cap                             -     14,232,501     11,530,381     12,404,894             -            -
 International Equity                         -      4,561,622     10,369,546      3,684,469             -            -
 High Yield Bond                              -              -        947,550              -             -    1,017,103
 Intermediate Fixed-Income                    -              -              -              -             -       51,200
 Short-Intermediate
  Fixed-Income                          103,223        109,478        383,518                      718,330      397,737
 Limited Duration U.S. Government             -              -              -              -         2,466       89,034

ACCESSOR ALLOCATION FUND
 Growth Allocation                            -              -         10,419         27,833         9,279            -
 Aggressive Growth Allocation                 -              -        150,976         11,715             -            -
=======================================================================================================================



--------------------------------------------------------------------------------
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

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

8. DISTRIBUTIONS TO SHAREHOLDERS |
--------------------------------------  The   amount  and   characteristics   of
tax-basis distributions and composition of net assets are finalized at fiscal year-end as follows:

------------------------------------------------------------------------------------------------------------------
                                                           GROWTH                 VALUE           SMALL TO MID CAP
------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004, DISTRIBUTIONS PAID FROM:
Ordinary income                                         $    391,925          $   1,016,067          $       3,404
Long-term capital gains                                            -                      -                      -
                                                        ----------------------------------------------------------
                                                        $    391,925          $   1,016,067          $       3,404

FOR THE YEAR ENDED DECEMBER 31, 2005, DISTRIBUTIONS PAID FROM:
Ordinary income                                         $    378,467          $   1,377,671          $           -
Long-term capital gains                                            -                      -                      -
                                                        ----------------------------------------------------------
                                                             378,467              1,377,671                      -
Return of capital                                                  -                      -                      -
                                                        ----------------------------------------------------------
                                                        $    378,467          $   1,377,671          $           -

AS OF DECEMBER 31, 2005, THE COMPONENTS OF
DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:
Undistributed ordinary income                           $     50,921          $      93,929          $       6,631
Accumulated capital gain (loss)                          (35,539,602)           (22,397,794)           (38,167,776)
Unrealized appreciation (depreciation)                    14,400,575             11,026,130             39,172,908
Other cumulative effect of timing differences                      -                      -                      -
                                                        ----------------------------------------------------------
                                                        $(21,088,106)         $ (11,277,735)         $   1,011,763

===================================================================================================================
                                                          INTERNATIONAL           HIGH YIELD           INTERMEDIATE
                                                             EQUITY                  BOND              FIXED-INCOME
-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004, DISTRIBUTIONS PAID FROM:
Ordinary income                                         $     299,838         $   4,294,306          $    2,285,350
Long-term capital gains                                             -                     -                 342,594
                                                        -----------------------------------------------------------
                                                        $     299,838         $   4,294,306          $    2,627,944

FOR THE YEAR ENDED, DECEMBER 31, 2005, DISTRIBUTIONS PAID FROM:
Ordinary income                                         $     223,922         $   4,016,780          $    3,200,264
Long-term capital gains                                             -                     -                 182,466
                                                        -----------------------------------------------------------
                                                              223,922             4,016,780               3,382,730
Return of capital                                                   -                     -                       -
                                                        -----------------------------------------------------------
                                                        $     223,922         $   4,016,780          $    3,382,730

AS OF DECEMBER 31, 2005, THE COMPONENTS OF
DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:
Undistributed ordinary income                           $     722,113         $      50,002          $       55,707
Accumulated capital gain (loss)                           (18,615,637)           (1,964,653)               (668,374)
Unrealized appreciation (depreciation)                      9,128,638              (167,556)               (388,134)
Other cumulative effect of timing differences                 (83,673)                    -                       -
                                                        -----------------------------------------------------------
                                                        $  (8,848,559)        $  (2,082,207)         $   (1,000,801)
===================================================================================================================





--------------------------------------------------------------------------------
128                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                       NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                       SHORT-INTERMEDIATE         MORTGAGE         LIMITED DURATION
                                                          FIXED-INCOME           SECURITIES         U.S. GOVERNMENT
-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004, DISTRIBUTIONS PAID FROM:
Ordinary income                                          $      3,101,181        $   6,684,553      $       441,336
Long-term capital gains                                                 -               89,492                    -
                                                         ----------------------------------------------------------
                                                         $      3,101,181        $   6,774,045      $       441,336

FOR THE YEAR ENDED DECEMBER 31, 2005, DISTRIBUTIONS PAID FROM:
Ordinary income                                          $      3,199,418        $   6,399,835      $     1,641,964
Long-term capital gains                                                 -              145,024                    -
                                                         ----------------------------------------------------------
                                                                3,199,418            6,544,859            1,641,964
Return of capital                                                       -                    -                    -
                                                         ----------------------------------------------------------
                                                         $      3,199,418        $   6,544,859      $     1,641,964

AS OF DECEMBER 31, 2005, THE COMPONENTS OF
DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:
Undistributed ordinary income                            $         55,998        $     393,667      $        10,113
Accumulated capital gain (loss)                                (2,015,196)            (686,914)            (105,982)
Unrealized appreciation (depreciation)                         (1,268,242)          (2,032,271)            (561,468)
Other cumulative effect of timing differences                           -                  -                      -
                                                         ----------------------------------------------------------
                                                         $     (3,227,440)       $  (2,325,518)     $      (657,337)

==================================================================================================================
                                                          U.S. GOVERNMENT          INCOME          INCOME & GROWTH
                                                              MONEY               ALLOCATION          ALLOCATION
------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004, DISTRIBUTIONS PAID FROM:
Ordinary income                                          $     10,741,196       $     384,932      $       496,796
Long-term capital gains                                                 -              28,069               14,880
                                                         ---------------------------------------------------------
                                                         $     10,741,196       $     413,001      $       511,676

FOR THE YEAR ENDED DECEMBER 31, 2005, DISTRIBUTIONS PAID FROM:
Ordinary income                                          $     32,297,624       $     512,138      $       706,287
Long-term capital gains                                                 -               7,191               16,196
                                                         ---------------------------------------------------------
                                                               32,297,624             519,329              722,483
Return of capital                                                       -                   -                    -
                                                         ---------------------------------------------------------
                                                         $     32,297,624       $     519,329      $       722,483

AS OF DECEMBER 31, 2005, THE COMPONENTS OF
DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:
Undistributed ordinary income                            $              -       $       6,240      $        29,743
Accumulated capital gain (loss)                                         -              (6,273)              10,901
Unrealized appreciation (depreciation)                                  -            (243,283)           1,635,628
Other cumulative effect of timing differences                           -                   -                    -
                                                         ---------------------------------------------------------
                                                         $              -       $    (243,316)     $     1,676,272
==================================================================================================================





--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                    129

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                  GROWTH &                     AGGRESSIVE
                                                                   BALANCED        INCOME         GROWTH         GROWTH
                                                                  ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004, DISTRIBUTIONS PAID FROM:
Ordinary income                                                  $    705,702   $    889,160   $    538,132   $    25,000
Long-term capital gains                                                12,443         82,522              -             -
                                                                 --------------------------------------------------------
                                                                 $    718,145   $    971,682   $    538,132   $    25,000

FOR THE YEAR ENDED DECEMBER 31, 2005, DISTRIBUTIONS PAID FROM:
Ordinary income                                                  $  1,192,648   $  1,503,893   $    746,429   $    33,249
Long-term capital gains                                                     -         49,254              -             -
                                                                 --------------------------------------------------------
                                                                    1,192,648      1,553,147        746,429        33,249
Return of capital                                                           -              -              -             -
                                                                 --------------------------------------------------------
                                                                 $  1,192,648   $  1,553,147   $    746,429   $    33,249

AS OF DECEMBER 31, 2005, THE COMPONENTS OF
DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:
Undistributed ordinary income                                    $     25,902   $     20,811   $     17,584   $     6,278
Accumulated capital gain (loss)                                        (2,379)         1,342        (50,724)     (162,691)
Unrealized appreciation (depreciation)                              6,410,022     10,996,654     12,784,137     6,919,579
Other cumulative effect of timing differences                               -              -              -             -
                                                                 --------------------------------------------------------
                                                                 $  6,433,545   $ 11,018,807   $ 12,750,997   $ 6,763,166
=========================================================================================================================





--------------------------------------------------------------------------------
130                        ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
9. AFFILIATED COMPANIES |
-------------------------- Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control:

-------------------------------------------------------------------------------------------
                                         PURCHASE       SALES      DIVIDEND
                                           COST          COST       INCOME        VALUE
-------------------------------------------------------------------------------------------
ACCESSOR INCOME ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   High Yield Bond                     $   160,000   $   410,000  $   102,062  $  1,028,101
   Intermediate Fixed-Income               225,000       530,000       53,569       567,143
   Short-Intermediate Fixed-Income       3,253,000       270,000      247,478     8,116,822
   Mortgage Securities                     110,000                     37,694       971,093
   U.S. Government Money                   300,000     1,300,000       96,062     2,484,213
                                       ----------------------------------------------------
TOTAL                                  $ 4,048,000   $ 2,510,000  $   536,865  $ 13,167,372

===========================================================================================
ACCESSOR INCOME & GROWTH ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                              $   500,000   $   230,000  $     8,605  $  3,168,226
   Value                                   240,000       180,000       33,120     2,570,050
   Small to Mid Cap                              -       100,000                  1,311,944
   International Equity                    225,000       320,000        3,951     1,772,038
   High Yield Bond                         375,000       650,000      142,990     1,461,287
   Intermediate Fixed-Income               455,000       700,000      122,550     1,773,979
   Short-Intermediate Fixed-Income       4,105,000       730,000      322,610    10,315,104
   Mortgage Securities                     435,000       130,000       86,245     2,295,232
   U.S. Government Money                                              109,282     4,062,177
                                       ----------------------------------------------------
TOTAL                                  $ 6,335,000   $ 3,040,000  $   829,353  $ 28,730,037

===========================================================================================
ACCESSOR BALANCED ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                              $  2,725,000               $    29,881  $ 11,997,721
   Value                                  2,470,000                   123,221    10,601,853
   Small to Mid Cap                         885,000                               5,647,553
   International Equity                   1,255,000                    16,456     7,380,618
   High Yield Bond                        1,210,000                   224,327     3,617,018
   Intermediate Fixed-Income              1,835,000    1,300,000      298,401     5,025,327
   Short-Intermediate Fixed-Income        9,930,000                   448,226    18,421,542
   Mortgage Securities                    1,245,000      500,000      141,620     3,741,414
   U.S. Government Money                                               94,165     3,500,232
                                       ----------------------------------------------------
TOTAL                                  $ 21,555,000  $ 1,800,000  $ 1,376,297  $ 69,933,278

===========================================================================================





--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                      131

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             PURCHASE        SALES       DIVIDEND
                                               COST           COST        INCOME          VALUE
---------------------------------------------------------------------------------------------------
ACCESSOR GROWTH & INCOME ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                  $  5,890,000                 $    53,727   $  21,964,392
   Value                                      5,535,000                     226,595      19,714,926
   Small to Mid Cap                           2,300,000                           -      10,970,192
   International Equity                       3,005,000                      30,550      13,701,729
   High Yield Bond                            2,055,000                     345,013       5,540,348
   Intermediate Fixed-Income                  3,460,000     1,700,000       460,697       8,265,724
   Short-Intermediate Fixed-Income           12,020,000                     599,615      22,886,719
   Mortgage Securities                        1,555,000                     147,904       4,447,632
   U.S. Government Money                                                     30,153       1,120,815
                                           --------------------------------------------------------
TOTAL                                      $ 35,820,000   $ 1,700,000   $ 1,894,254   $ 108,612,477

===================================================================================================
ACCESSOR GROWTH ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                  $  6,835,000                 $    61,484   $  25,699,985
   Value                                      6,950,000                     277,470      24,334,312
   Small to Mid Cap                           2,735,000                           -      13,382,600
   International Equity                       3,405,000                      36,335      16,296,662
   High Yield Bond                            1,745,000       200,000       304,691       4,705,522
   Intermediate Fixed-Income                  1,505,000       700,000       226,947       4,087,278
   Short-Intermediate Fixed-Income            6,015,000                     220,097       9,963,494
   Mortgage Securities                          500,000                           -         499,194
   U.S. Government Money                                      500,000        18,778         203,708
                                           --------------------------------------------------------
TOTAL                                      $ 29,690,000   $ 1,400,000   $ 1,145,802   $  99,172,755

===================================================================================================
ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

INVESTMENT COMPANIES

ACCESSOR FUNDS - ADVISOR CLASS SHARES
   Growth                                  $  3,930,000   $   300,000   $    35,159   $  14,386,914
   Value                                      3,780,000       270,000       155,787      13,395,493
   Small to Mid Cap                           1,570,000                                   7,676,850
   International Equity                       2,095,000       180,000        20,752       9,307,548
   U.S. Government Money                                                          1              34
                                           --------------------------------------------------------
TOTAL                                      $ 11,375,000   $   750,000   $   211,699   $  44,766,839

===================================================================================================





--------------------------------------------------------------------------------
132                        ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                2005          2004            2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     23.08     $   20.77     $     17.13     $   22.69     $     26.79

   Net investment income (loss)(1)                     0.05          0.13            0.09          0.07            0.01
   Net realized and unrealized gain (loss)
      on investments(1)                                1.43          2.26            3.65         (5.57)          (4.11)
                                                ---------------------------------------------------------------------------------
Total from investment operations                       1.48          2.39            3.74         (5.50)          (4.10)

   Distributions from net investment income           (0.07)        (0.08)          (0.10)        (0.06)              -
   Distributions from capital gains                       -             -               -             -               -
   Distributions in excess of capital gains               -             -               -             -               -
                                                ---------------------------------------------------------------------------------
Total distributions                                   (0.07)        (0.08)          (0.10)        (0.06)              -
                                                ---------------------------------------------------------------------------------
   Redemption fees                                     0.00(5)       0.00(5)         0.00(5)       0.00(5)         0.00(5)

NET ASSET VALUE, END OF PERIOD                  $     24.49     $   23.08     $     20.77     $   17.13     $     22.69
=================================================================================================================================
TOTAL RETURN(2)                                        6.44%        11.52%          21.90%       (24.26)%        (15.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   133,132     $ 113,110     $    94,904     $  95,637     $   159,237
   Ratio of expenses to average net assets(7)          1.22%         0.91%           0.83%         0.80%           0.85%
   Ratio of net investment income (loss) to
      average net assets                               0.21%         0.60%           0.49%         0.36%           0.03%
Portfolio turnover rate                               97.70%       141.00%          76.58%        66.00%          75.89%

=================================================================================================================================

INVESTOR CLASS SHARES                               2005          2004            2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     22.65     $   20.42     $     16.84     $   22.29     $     26.45

   Net investment income (loss)(1)                    (0.03)         0.01            0.00(5)      (0.03)          (0.10)
   Net realized and unrealized gain (loss)
      on investments(1)                                1.41          2.23            3.58         (5.42)          (4.06)
                                                ---------------------------------------------------------------------------------
Total from investment operations                       1.38          2.24            3.58         (5.45)          (4.16)

   Distributions from net investment income           (0.03)        (0.01)           0.00(5)          -               -
   Distributions from capital gains                       -             -               -             -               -
   Distributions in excess of capital gains               -             -               -             -               -
                                                ---------------------------------------------------------------------------------
Total distributions                                   (0.03)        (0.01)           0.00(5)          -               -
                                                ---------------------------------------------------------------------------------
   Redemption fees                                     0.00(5)       0.00(5)         0.00(5)       0.00(5)            -

NET ASSET VALUE, END OF PERIOD                  $     24.00     $   22.65     $     20.42     $   16.84     $     22.29
=================================================================================================================================
TOTAL RETURN(2)                                        6.11%        10.96%          21.28%       (24.45)%        (15.73)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     2,682     $   2,687     $     3,319     $   4,498     $    30,830
   Ratio of expenses to average net assets(7)          1.54%         1.37%           1.32%         1.25%           1.34%
   Ratio of net investment income (loss) to
   average net assets                                 (0.13)%        0.05%           0.00%        (0.13)%         (0.43)%
Portfolio turnover rate                               97.70%       141.00%          76.58%        66.00%          75.89%

=================================================================================================================================

--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                      133

================================================================================
                                   GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
C CLASS SHARES                                    2005         2004         2003       2002(3)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  22.83     $  20.68     $  17.14     $ 17.19

   Net investment income (loss)(1)                 (0.18)       (0.07)       (0.10)          -
   Net realized and unrealized gain (loss)
      on investments(1)                             1.42         2.22         3.65       (0.05)
                                                --------------------------------------------------------
Total from investment operations                    1.24         2.15         3.55       (0.05)

   Distributions from net investment income            -            -        (0.01)          -
   Distributions from capital gains                    -            -            -           -
   Distributions in excess of capital gains            -            -            -           -
                                                --------------------------------------------------------
Total distributions                                    -            -        (0.01)          -
                                                --------------------------------------------------------
   Redemption fees                                  0.00(5)      0.00(5)      0.00(5)     0.00(5)

NET ASSET VALUE, END OF PERIOD                  $  24.07     $  22.83     $  20.68     $ 17.14
========================================================================================================
TOTAL RETURN(2)                                     5.43%       10.40%       20.72%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $  4,095     $  3,327     $  2,333     $   733
   Ratio of expenses to average net assets(7)       2.22%        1.92%        1.83%       0.00%*
   Ratio of net investment income (loss) to
      average net assets                           (0.80)%      (0.35)%      (0.51)%      0.00%*
Portfolio turnover rate                            97.70%      141.00%       76.58%      66.00%

========================================================================================================

A CLASS SHARES                                    2005         2004        2003(4)
                                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  23.02     $  20.75     $  19.22

   Net investment income (loss)(1)                 (0.03)    $   0.17         0.00(5)
   Net realized and unrealized gain (loss)
      on investments(1)                             1.44         2.13         1.54
                                                --------------------------------------------------------
Total from investment operations                    1.41         2.30         1.54

   Distributions from net investment income        (0.03)       (0.03)       (0.01)
   Distributions from capital gains                    -            -            -
   Distributions in excess of capital gains            -            -            -
                                                --------------------------------------------------------
Total distributions                                (0.03)       (0.03)       (0.01)
                                                --------------------------------------------------------
   Redemption fees                                  0.00(5)      0.00(5)      0.00(5)

NET ASSET VALUE, END OF PERIOD                  $  24.40     $  23.02     $  20.75
========================================================================================================
TOTAL RETURN(2,6)                                   6.13%       11.10%        8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $    746     $    175     $      1
   Ratio of expenses to average net assets(7)       1.62%        1.30%        1.52%*
   Ratio of net investment income (loss) to
      average net assets                           (0.11)%       0.77%        0.00%*
Portfolio turnover rate                            97.70%      141.00%       76.58%

--------------------------------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Less than ($0.005) per share.
(6) Class A total return does not include the one-time front-end sales charge.
(7) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.

--------------------------------------------------------------------------------
134                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                   VALUE FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                      2005          2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     19.93   $     17.58    $     13.62    $     17.88    $     20.61

   Net investment income (loss)(1)                           0.27          0.23           0.16           0.15           0.16
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.93          2.33           3.97          (4.26)         (2.06)
                                                      ----------------------------------------------------------------------
Total from investment operations                             1.20          2.56           4.13          (4.11)         (1.90)

   Distributions from net investment income                 (0.27)        (0.21)         (0.17)         (0.15)         (0.16)
   Distributions from capital gains                             -             -              -              -          (0.50)
   Distributions in excess of capital gains                     -             -              -              -          (0.17)
                                                      ----------------------------------------------------------------------
Total distributions                                         (0.27)        (0.21)         (0.17)         (0.15)         (0.83)
                                                      ----------------------------------------------------------------------
   Redemption fees                                              -          0.00(5)        0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     20.86   $     19.93    $     17.58    $     13.62    $     17.88
============================================================================================================================
TOTAL RETURN(2)                                              6.09%        14.67%         30.50%        (23.01)%        (9.48)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   109,228   $    94,222    $    70,232    $    71,823    $   116,191
   Ratio of gross expenses to average net assets(7)          1.00%         0.84%          0.84%          0.87%          0.89%
   Ratio of net expenses to average net assets(7)            0.85%         0.84%          0.84%          0.87%          0.89%
   Ratio of net investment income to average
      net assets                                             1.36%         1.27%          1.08%          0.96%          0.83%
Portfolio turnover rate                                     70.01%        88.83%        118.86%        117.49%        173.17%

============================================================================================================================

INVESTOR CLASS SHARES                                     2005          2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     19.95   $     17.57    $     13.64    $     17.88    $     20.61

   Net investment income (loss)(1)                           0.21          0.14           0.09           0.07           0.06
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.93          2.34           3.96          (4.22)         (2.05)
                                                      ----------------------------------------------------------------------
Total from investment operations                             1.14          2.48           4.05          (4.15)         (1.99)

   Distributions from net investment income                 (0.21)        (0.10)         (0.12)         (0.09)         (0.07)
   Distributions from capital gains                             -             -              -              -          (0.50)
   Distributions in excess of capital gains                     -             -              -              -          (0.17)
                                                      ----------------------------------------------------------------------
Total distributions                                         (0.21)        (0.10)         (0.12)         (0.09)         (0.74)
                                                      ----------------------------------------------------------------------
   Redemption fees                                              -          0.00(5)        0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     20.88   $     19.95    $     17.57    $     13.64    $     17.88
============================================================================================================================
TOTAL RETURN(2)                                              5.78%        14.13%         29.92%        (23.20)%        (9.94)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     2,448   $     2,372    $     2,545    $     2,740    $    27,157
   Ratio of gross expenses to average net assets(7)          1.29%         1.30%          1.31%          1.35%          1.40%
   Ratio of net expenses to average net assets(7)            1.14%         1.30%          1.31%          1.35%          1.40%
   Ratio of net investment income to average
      net assets                                             1.06%         0.78%          0.60%          0.46%          0.34%
Portfolio turnover rate                                     70.01%        88.83%        118.86%        117.49%        173.17%





--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                      135

================================================================================
                                   VALUE FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                            2005          2004           2003         2002(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     19.92   $     17.57    $     13.62    $     13.58

   Net investment income (loss)(1)                           0.07          0.05           0.02              -
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.93          2.33           3.95           0.04
                                                      ------------------------------------------------------------------
Total from investment operations                             1.00          2.38           3.97           0.04

   Distributions from net investment income                 (0.08)        (0.03)         (0.02)             -
   Distributions from capital gains                             -             -              -              -
   Distributions in excess of capital gains                     -             -              -              -
                                                      ------------------------------------------------------------------
Total distributions                                         (0.08)        (0.03)         (0.02)             -
                                                      ------------------------------------------------------------------
   Redemption fees                                            -            0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     20.84   $     19.92    $     17.57    $     13.62
========================================================================================================================
TOTAL RETURN(2)                                              5.02%        13.56%         29.20%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     3,314   $     3,020    $     2,283    $       639
   Ratio of gross expenses to average net assets(7)          2.00%         1.84%          1.84%          0.00%*
   Ratio of net expenses to average net assets(7)            1.85%         1.84%          1.84%          0.00%*
   Ratio of net investment income to average net
      assets                                                 0.36%         0.26%          0.12%          0.00%*
Portfolio turnover rate                                     70.01%        88.83%        118.86%        117.49%

========================================================================================================================

========================================================================================================================
A CLASS SHARES                                            2005          2004         2003(4)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     19.91   $     17.57    $     15.65

   Net investment income (loss)(1)                           0.20          0.20           0.01
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.93          2.29           1.94
                                                      ------------------------------------------------------------------
Total from investment operations                             1.13          2.49           1.95

   Distributions from net investment income                 (0.20)        (0.15)         (0.03)
   Distributions from capital gains                             -             -              -
   Distributions in excess of capital gains                     -             -              -
                                                      ------------------------------------------------------------------
Total distributions                                         (0.20)        (0.15)         (0.03)
                                                      ------------------------------------------------------------------
   Redemption fees                                              -          0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     20.84   $     19.91    $     17.57
========================================================================================================================
TOTAL RETURN(2,6)                                            5.72%        14.24%         12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     1,096   $     1,075    $         2
   Ratio of gross expenses to average net assets(7)          1.34%         1.18%          1.69%*
   Ratio of net expenses to average net assets(7)            1.19%         1.18%          1.69%*
   Ratio of net investment income to average net
      assets                                                 1.00%         1.00%          0.34%*
Portfolio turnover rate                                     70.01%        88.83%        118.86%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Less than (0.005) per share
(6) Class A total return does not include the one-time front-end sales charge.
(7) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
136                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              SMALL TO MID CAP FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     2005           2004           2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     24.96    $     21.00    $     14.62    $     17.14    $     19.96

   Net investment income (loss)(1)                          0.03          (0.02)          0.03          (0.01)          0.01
   Net realized and unrealized gain (loss)
      on investments(1)                                     3.21           3.98           6.38          (2.51)         (2.83)
                                                     ------------------------------------------------------------------------
Total from investment operations                            3.24           3.96           6.41          (2.52)         (2.82)

   Distributions from net investment income                    -           0.00(6)       (0.03)             -              -
   Distributions from capital gains                            -              -              -              -              -
   Distribution in excess of net investment income             -              -              -              -              -
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     ------------------------------------------------------------------------
Total distributions                                            -           0.00(6)       (0.03)             -              -
                                                     ------------------------------------------------------------------------
   Redemption fees                                          0.00(6)        0.00(6)        0.00(6)        0.00(6)        0.00(6)

NET ASSET VALUE, END OF PERIOD                       $     28.20    $     24.96    $     21.00    $     14.62    $     17.14
=============================================================================================================================
TOTAL RETURN(2)                                            12.98%         18.86%         43.91%        (14.70)%       (14.13)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $   155,235    $   163,878    $   134,782    $   108,628    $   162,297
   Ratio of expenses to average net assets(7)               1.26%          1.20%          1.24%          1.13%          1.06%
   Ratio of net investment income (loss) to
      average net assets                                    0.13%         (0.09)%         0.20%         (0.03)%         0.05%
Portfolio turnover rate                                    41.64%         46.31%         47.88%         44.59%         65.21%

=============================================================================================================================
INVESTOR CLASS SHARES                                    2005           2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     24.20    $     20.46    $     14.28    $     16.80    $     19.67

   Net investment income (loss)(1)                         (0.06)         (0.12)         (0.04)         (0.08)         (0.07)
   Net realized and unrealized gain (loss)
      on investments(1)                                     3.10           3.86           6.22          (2.44)         (2.80)
                                                     ------------------------------------------------------------------------
Total from investment operations                            3.04           3.74           6.18          (2.52)         (2.87)

   Distributions from net investment income                    -              -              -              -              -
   Distributions from capital gains                            -              -              -              -              -
   Distribution in excess of net investment income             -              -              -              -              -
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     ------------------------------------------------------------------------
Total distributions                                            -              -              -              -              -
                                                     ------------------------------------------------------------------------
   Redemption fees                                          0.00(6)        0.00(6)        0.00(6)        0.00(6)        0.00(6)

NET ASSET VALUE, END OF PERIOD                       $     27.24    $     24.20    $     20.46    $     14.28    $     16.80
=============================================================================================================================
TOTAL RETURN(2)                                            12.56%         18.28%         43.28%        (15.00)%       (14.59)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $     4,028    $     3,414    $     3,148    $     3,157    $    26,518
   Ratio of expenses to average net assets(7)               1.64%          1.67%          1.72%          1.52%          1.56%
   Ratio of net investment loss to average
      net assets                                           (0.24)%        (0.56)%        (0.26)%        (0.53)%        (0.44)%
Portfolio turnover rate                                    41.64%         46.31%         47.88%         44.59%         65.21%



--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                      137

================================================================================
                              SMALL TO MID CAP FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005         2004         2003         2002(3)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   24.52    $   20.84    $   14.62     $     14.56

   Net investment income (loss)(1)                       (0.21)       (0.23)       (0.15)              -
   Net realized and unrealized gain (loss)
      on investments(1)                                   3.12         3.91         6.37            0.06
                                                     -------------------------------------------------------------------------
Total from investment operations                          2.91         3.68         6.22            0.06

   Distributions from net investment income                  -            -            -               -
   Distributions from capital gains                          -            -            -               -
   Distributions in excess of capital gains                  -            -            -               -
                                                     -------------------------------------------------------------------------
Total distributions                                          -            -            -               -
                                                     -------------------------------------------------------------------------
   Redemption fees                                        0.00(6)      0.00(6)      0.00(6)         0.00(6)

NET ASSET VALUE, END OF PERIOD                       $   27.43    $   24.52    $   20.84     $     14.62
==============================================================================================================================
TOTAL RETURN(2)                                          11.87%       17.66%       42.54%              -
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $   2,617    $   2,439    $   2,221     $       503
   Ratio of expenses to average net assets(7)             2.27%        2.20%        2.23%           0.00%*
   Ratio of net investment loss to average
      net assets                                         (0.84)%      (1.09)%      (0.87)%          0.00%*
Portfolio turnover rate                                  41.64%       46.31%       47.88%          44.59%

==============================================================================================================================
A CLASS SHARES                                          2005         2004       2003(4)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   24.83    $   20.98    $   18.34

   Net investment income (loss)(1)                       (0.05)       (0.10)       (0.02)
   Net realized and unrealized gain (loss)
      on investments(1)                                   3.16         3.95         2.66
                                                     -------------------------------------------------------------------------
Total from investment operations                          3.11         3.85         2.64

   Distributions from net investment income                  -            -            -
   Distributions from capital gains                          -            -            -
   Distributions in excess of capital gains                  -            -            -
                                                     -------------------------------------------------------------------------
Total distributions                                          -            -            -
                                                     -------------------------------------------------------------------------
   Redemption fees                                        0.00(6)      0.00(6)      0.00(6)

NET ASSET VALUE, END OF PERIOD                       $   27.94    $   24.83    $   20.98
==============================================================================================================================
TOTAL RETURN(2,5)                                        12.53%       18.35%       14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $     704    $     622    $       1
   Ratio of expenses to average net assets(7)             1.62%        1.55%        1.82%*
   Ratio of net investment loss to average
      net assets                                         (0.21)%      (0.42)%      (0.36)%*
Portfolio turnover rate                                  41.64%       46.31%       47.88%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) Less than ($0.005) per share.
(7) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
138                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                2005           2004           2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     15.21    $     12.96    $      9.65   $     11.33   $     15.07

   Net investment income (loss)(1)                     0.14           0.15           0.12          0.08          0.03
   Net realized and unrealized gain (loss)
      on investments(1)                                2.04           2.15           3.18         (1.79)        (3.77)
                                                ----------------------------------------------------------------------
Total from investment operations                       2.18           2.30           3.30         (1.71)        (3.74)

   Distributions from net investment income           (0.04)         (0.05)             -             -             -
   Distributions from capital gains                       -              -              -             -             -
   Distributions in excess of capital gains               -              -              -             -             -
                                                ----------------------------------------------------------------------
Total distributions                                   (0.04)         (0.05)             -             -             -
                                                ----------------------------------------------------------------------
   Redemption fees(8)                                  0.00(7)        0.00(7)        0.01          0.03          0.00(7)

NET ASSET VALUE, END OF PERIOD                  $     17.35    $     15.21    $     12.96   $      9.65   $     11.33
======================================================================================================================
TOTAL RETURN(2)                                       14.33%         17.76%         34.30%       (14.83)%      (24.82)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   100,146    $    87,790    $    69,059   $    59,362   $    79,748
   Ratio of expenses to average net assets(6)          1.41%          1.24%          1.36%         1.43%         1.47%
   Ratio of net investment income (loss) to
      average net assets                               0.89%          1.09%          1.17%         0.75%         0.21%
Portfolio turnover rate                              127.58%         15.91%         21.84%       107.71%       147.08%

======================================================================================================================
INVESTOR CLASS SHARES                               2005           2004           2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     14.79    $     12.61    $      9.43   $     11.11   $     14.85

   Net investment income (loss)(1)                     0.10           0.09           0.08          0.02         (0.04)
   Net realized and unrealized gain (loss)
      on investments(1)                                1.96           2.09           3.09         (1.73)        (3.70)
                                                ----------------------------------------------------------------------
Total from investment operations                       2.06           2.18           3.17         (1.71)        (3.74)

   Distributions from net investment income               -              -              -             -             -
   Distributions from capital gains                       -              -              -             -             -
   Distributions in excess of capital gains               -              -              -             -             -
                                                ----------------------------------------------------------------------
Total distributions                                       -              -              -             -             -
                                                ----------------------------------------------------------------------
   Redemption fees(8)                                  0.00(7)        0.00(7)        0.01          0.03          0.00(7)

NET ASSET VALUE, END OF PERIOD                  $     16.85    $     14.79    $     12.61   $      9.43   $     11.11
======================================================================================================================
TOTAL RETURN(2)                                       13.93%         17.29%         33.72%       (15.12)%      (25.19)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     1,200    $     1,159    $     1,272   $     1,444   $    25,190
   Ratio of expenses to average net assets(6)          1.68%          1.69%          1.83%         1.96%         1.96%
   Ratio of net investment income (loss) to
      average net assets                               0.65%          0.67%          0.76%         0.22%        (0.33)%
Portfolio turnover rate                              127.58%         15.91%         21.84%       107.71%       147.08%



--------------------------------------------------------------------------------
                      (800) 759-3504 ~ WWW.ACCESSOR.COM                      139

================================================================================
                            INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004          2003          2002(3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.97     $   12.83    $    9.64     $     9.54

  Net investment income (loss)(1)                        (0.02)         0.01         0.01              -
  Net realized and unrealized gain (loss)
    on investments(1)                                     1.99          2.13         3.17           0.10
                                                      ---------------------------------------------------------------
Total from investment operations                          1.97          2.14         3.18           0.10

  Distributions from net investment income                   -             -            -              -
  Distributions from capital gains                           -             -            -              -
  Distributions in excess of capital gains                   -             -            -              -
                                                      ---------------------------------------------------------------
Total distributions                                          -             -            -              -
                                                      ---------------------------------------------------------------
  Redemption fees(8)                                      0.00(7)       0.00(7)      0.01           0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  16.94     $   14.97    $   12.83     $     9.64
=====================================================================================================================
TOTAL RETURN(2)                                          13.16%        16.68%       33.09%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  2,392     $   1,748    $   1,113     $      635
  Ratio of expenses to average net assets(6)              2.41%         2.24%        2.36%          0.00%*
  Ratio of net investment income (loss) to
     average net assets                                  (0.12)%         0.10%        0.09%         0.00%*
Portfolio turnover rate                                 127.58%        15.91%       21.84%        107.71%

===================================================================================================================
 A CLASS SHARES                                         2005         2004          2003(4)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.17     $   12.94    $   11.18

  Net investment income (loss)(1)                         0.08          0.15        (0.03)
  Net realized and unrealized gain (loss)
    on investments(1)                                     2.02          2.11         1.79
                                                      -------------------------------------------------------------
Total from investment operations                          2.10          2.26         1.76

  Distributions from net investment income                   -         (0.03)           -
  Distributions from capital gains                           -             -            -
  Distributions in excess of capital gains                   -             -            -
                                                      -------------------------------------------------------------
Total distributions                                          -         (0.03)           -
                                                      -------------------------------------------------------------
  Redemption fees                                         0.00(7)       0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  17.27     $   15.17    $   12.94
===================================================================================================================
TOTAL RETURN(2,5)                                        13.84%        17.45%       15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    521     $     360    $       1
  Ratio of expenses to average net assets(6)              1.77%         1.56%        1.85%*
  Ratio of net investment income (loss) to
    average net assets                                    0.50%         1.01%       (1.11)%*
Portfolio turnover rate                                 127.58%        15.91%       21.84%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) The effect of any custody credits on this ratio is less than 0.01%.
(7) Less than ($0.005) per share.
(8) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
140                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                              HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005          2004          2003          2002         2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.31     $   11.18    $    9.86     $    10.61    $   11.10

  Net investment income (loss)(1)                         0.82          0.89         0.94           0.89         1.03
  Net realized and unrealized gain (loss)
    on investments(1)                                    (0.58)         0.12         1.33          (0.75)       (0.45)
                                                      ---------------------------------------------------------------
Total from investment operations                          0.24          1.01         2.27           0.14         0.58

  Distributions from net investment income               (0.83)        (0.88)       (0.96)         (0.89)       (1.07)
  Distributions from capital gains                           -             -            -              -            -
                                                      ---------------------------------------------------------------
Total distributions                                      (0.83)        (0.88)       (0.96)         (0.89)       (1.07)
                                                      ---------------------------------------------------------------
  Redemption fees(8)                                      0.00(7)       0.00(7)      0.01           0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  10.72     $   11.31    $   11.18     $     9.86    $   10.61
=====================================================================================================================
TOTAL RETURN(2)                                           2.20%         9.49%       24.24%          1.42%        5.19%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 50,311     $  50,920    $  51,918     $   57,341    $  30,709
  Ratio of expenses to average net assets(6)              0.93%         0.83%        0.95%          0.92%        0.95%
  Ratio of net investment income to average
    net assets                                            7.51%         8.00%        8.99%          8.89%        9.30%
Portfolio turnover rate                                  62.75%        75.03%      154.85%        108.29%       37.07%

=====================================================================================================================
INVESTOR CLASS SHARES                                   2005          2004         2003           2002         2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.30     $   11.18    $    9.86     $    10.61    $   11.10

  Net investment income (loss)(1)                         0.78          0.84         0.83           0.84         1.00
  Net realized and unrealized gain (loss)
    on investments(1)                                    (0.55)         0.11         1.40          (0.75)       (0.48)
                                                      ---------------------------------------------------------------
Total from investment operations                          0.23          0.95         2.23           0.09         0.52

  Distributions from net investment income               (0.80)        (0.83)       (0.91)         (0.84)       (1.01)
  Distributions from capital gains                           -             -            -              -            -
                                                      ---------------------------------------------------------------
Total distributions                                      (0.80)        (0.83)       (0.91)         (0.84)       (1.01)
                                                      ---------------------------------------------------------------
Redemption fees(8)                                        0.00(7)       0.00(7)      0.00(7)        0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  10.73     $   11.30    $   11.18     $     9.86    $   10.61
=====================================================================================================================
TOTAL RETURN(2)                                           2.11%         8.95%       23.60%          1.02%        4.66%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    471     $   1,277    $     276     $    1,157    $   9,653
  Ratio of expenses to average net assets(6)              1.22%         1.28%        1.44%          1.44%        1.42%
  Ratio of net investment income to average
    net assets                                            7.29%         7.47%        8.51%          8.12%        8.93%
Portfolio turnover rate                                  62.75%        75.03%      154.85%        108.29%       37.07%





--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       141

================================================================================
                              HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004          2003          2002(3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.29     $   11.17    $    9.86     $     9.86

  Net investment income (loss)(1)                         0.71          0.77         0.84              -
  Net realized and unrealized gain (loss)
    on investments(1)                                    (0.57)         0.13         1.32              -
                                                      ---------------------------------------------------------------
Total from investment operations                          0.14          0.90         2.16              -

  Distributions from net investment income               (0.72)        (0.78)       (0.86)             -
  Distributions from capital gains                           -             -            -              -
  Distributions in excess of capital gains                   -             -            -              -
                                                      ---------------------------------------------------------------
Total distributions                                      (0.72)        (0.78)       (0.86)             -
                                                      ---------------------------------------------------------------
  Redemption fees(8)                                      0.00          0.00(7)      0.01           0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  10.71     $   11.29    $   11.17     $     9.86
=====================================================================================================================
TOTAL RETURN(2)                                           1.29%         8.39%       22.95%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,565     $   1,935    $   1,224     $      524
  Ratio of expenses to average net assets(6)              1.93%         1.83%        1.97%          0.00%*
  Ratio of net investment income to average
    net assets                                            6.51%         6.99%        7.96%          0.00%*
Portfolio turnover rate                                  62.75%        75.03%      154.85%        108.29%

=====================================================================================================================
A CLASS SHARES                                           2005         2004         2003(4)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.30     $   11.17    $   10.77

  Net investment income (loss)(1)                         0.79          0.86         0.22
  Net realized and unrealized gain (loss)
     on investments(1)                                   (0.57)         0.13         0.42
                                                      ---------------------------------------------------------------
Total from investment operations                          0.22          0.99         0.64

  Distributions from net investment income               (0.80)        (0.86)       (0.24)
  Distributions from capital gains                           -             -            -
  Distributions in excess of capital gains                   -             -            -
                                                      ---------------------------------------------------------------
Total distributions                                      (0.80)        (0.86)       (0.24)
                                                      ---------------------------------------------------------------
  Redemption fees(8)                                      0.00(7)       0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                        $  10.72     $   11.30    $   11.17
=====================================================================================================================
TOTAL RETURN(2,5)                                         2.05%         9.25%        5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    144     $     136    $      15
  Ratio of expenses to average net assets(6)              1.18%         1.07%        1.15%*
  Ratio of net investment income (loss) to
    average net assets                                    7.28%         7.70%        8.82%*
Portfolio turnover rate                                  62.75%        75.03%      154.85%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) The effect of any custody credits on this ratio is less than 0.01%.
(7) Less than ($0.005) per share
(8) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
142                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005          2004         2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.91     $   12.13    $   12.45     $    11.89    $   11.67

   Net investment income (loss)(1)                        0.63          0.60         0.55           0.64         0.68
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)        (0.14)        0.06           0.71         0.23
                                                      ----------------------------------------------------------------
   Total from investment operations                       0.43          0.46         0.61           1.35         0.91
                                                      ----------------------------------------------------------------

   Distributions from net investment income              (0.66)        (0.59)       (0.57)         (0.64)       (0.69)
   Distributions from capital gains                      (0.04)        (0.09)       (0.36)         (0.15)           -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.70)        (0.68)       (0.93)         (0.79)       (0.69)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.64     $   11.91    $   12.13     $    12.45    $   11.89
======================================================================================================================
TOTAL RETURN(2)                                           3.69%         3.88%        4.93%         11.70%        8.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 56,312     $  51,548    $  37,099     $   50,283    $  44,563
   Ratio of expenses to average net assets(6)             0.73%         0.87%        0.74%          0.67%        0.65%
   Ratio of net investment income to average
     net assets                                           5.36%         5.04%        4.46%          5.26%        5.73%
Portfolio turnover rate                                  93.26%       125.84%      105.58%         93.56%       61.25%

======================================================================================================================
INVESTOR CLASS SHARES                                   2005           2004         2003           2002         2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.91     $   12.13    $   12.45     $    11.89    $   11.67

   Net investment income (loss)(1)                        0.61          0.53         0.50           0.58         0.62
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.22)        (0.13)        0.04           0.71         0.23
                                                      ----------------------------------------------------------------
Total from investment operations                          0.39          0.40         0.54           1.29         0.85

   Distributions from net investment income              (0.63)        (0.53)       (0.50)         (0.58)       (0.63)
   Distributions from capital gains                      (0.04)        (0.09)       (0.36)         (0.15)           -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.67)        (0.62)       (0.86)         (0.73)       (0.63)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.63     $   11.91    $   12.13     $    12.45    $   11.89
======================================================================================================================
TOTAL RETURN(2)                                           3.36%         3.37%        4.41%         11.15%        7.46%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,552     $     982    $   6,745     $    7,575    $   8,690
   Ratio of expenses to average net assets(6)             0.97%         1.38%        1.24%          1.16%        1.15%
   Ratio of net investment income to average
     net assets                                           5.12%         4.23%        3.96%          4.77%        5.22%
Portfolio turnover rate                                  93.26%       125.84%      105.58%         93.56%       61.25%



--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     143

================================================================================
                         INTERMEDIATE FIXED-INCOME FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004         2003         2002(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.91     $   12.12    $   12.45     $    12.47

   Net investment income (loss)(1)                        0.52          0.47         0.43              -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.22)        (0.12)        0.05          (0.02)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.30          0.35         0.48          (0.02)

   Distributions from net investment income              (0.54)        (0.47)       (0.45)             -
   Distributions from capital gains                      (0.04)        (0.09)       (0.36)             -
   Distributions in excess of capital gains                  -             -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.58)        (0.56)       (0.81)             -
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -

NET ASSET VALUE, END OF PERIOD                        $  11.63     $   11.91    $   12.12     $    12.45
======================================================================================================================
TOTAL RETURN(2)                                           2.59%         2.95%        3.86%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    846     $     865    $   1,320     $      621
   Ratio of expenses to average net assets(6)             1.73%         1.87%        1.76%          0.00%*
   Ratio of net investment income to average
     net assets                                           4.37%         3.96%        3.44%          0.00%*
Portfolio turnover rate                                  93.26%       125.84%      105.58%         93.56%

======================================================================================================================
A CLASS SHARES                                          2005          2004       2003(4)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.90     $   12.12    $   12.53

   Net investment income (loss)(1)                        0.69          0.65         0.12
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.30)        (0.22)       (0.04)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.39          0.43         0.08

   Distributions from net investment income              (0.62)        (0.56)       (0.13)
   Distributions from capital gains                      (0.04)        (0.09)       (0.36)
   Distributions in excess of capital gains                  -             -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.66)        (0.65)       (0.49)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -

NET ASSET VALUE, END OF PERIOD                        $  11.63       $ 11.90    $   12.12
======================================================================================================================
TOTAL RETURN(2,5)                                         3.37%         3.64%        0.63%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     21       $    42    $       1
   Ratio of expenses to average net assets(6)             0.98%         1.12%        1.59%*
   Ratio of net investment income (loss) to
     average net assets                                   5.30%         4.93%        3.98%*
Portfolio turnover rate                                  93.26%       125.84%      105.58%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
144                    ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005          2004         2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.98     $   12.18    $   12.34     $    12.12    $   11.98

   Net investment income (loss)(1)                        0.46          0.45         0.43           0.56         0.63
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.18)        (0.19)       (0.16)          0.22         0.17
                                                      ----------------------------------------------------------------
Total from investment operations                          0.28          0.26         0.27           0.78         0.80

   Distributions from net investment income              (0.50)        (0.46)       (0.43)         (0.56)       (0.66)
   Distributions from capital gains                          -             -            -              -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.50)        (0.46)       (0.43)         (0.56)       (0.66)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.76     $   11.98    $   12.18     $    12.34    $   12.12
======================================================================================================================
TOTAL RETURN(2)                                           2.38%         2.16%        2.19%          6.64%        6.77%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 95,933     $  68,402    $  80,613     $   42,639    $  57,747
   Ratio of expenses to average net assets(6)             0.73%         0.64%        0.63%          0.64%        0.67%
   Ratio of net investment income to average
     net assets                                           3.99%         3.70%        3.54%          4.62%        5.26%
Portfolio turnover rate                                  42.14%        74.14%       86.10%         50.96%       83.37%

======================================================================================================================
INVESTOR CLASS SHARES                                    2005         2004         2003          2002          2001
======================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.98     $   12.18    $   12.34     $    12.11    $   11.98

   Net investment income (loss)(1)                        0.43          0.38         0.39           0.50         0.58
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)        (0.18)       (0.18)          0.23         0.15
                                                      ----------------------------------------------------------------
Total from investment operations                          0.23          0.20         0.21           0.73         0.73

   Distributions from net investment income              (0.45)        (0.40)       (0.37)         (0.50)       (0.60)
   Distributions from capital gains                          -             -            -              -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.45)        (0.40)       (0.37)         (0.50)       (0.60)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.76     $   11.98    $   12.18     $    12.34    $   12.11
======================================================================================================================
TOTAL RETURN(2)                                           2.02%         1.71%        1.74%          6.21%        6.15%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,261     $   1,730    $   6,968     $    7,453    $   7,754
   Ratio of expenses to average net assets(6)             1.06%         1.08%        1.11%          1.12%        1.18%
   Ratio of net investment income to average
     net assets                                           3.65%         2.99%        3.15%          4.13%        4.77%
Portfolio turnover rate                                  42.14%        74.14%       86.10%         50.96%       83.37%



--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     145

================================================================================
                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                               FINANCIAL HIHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004         2003        2002(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.97     $   12.17    $   12.33     $    12.34

   Net investment income (loss)(1)                        0.36          0.34         0.30              -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)        (0.19)       (0.16)         (0.01)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.16          0.15         0.14          (0.01)

   Distributions from net investment income              (0.38)        (0.35)       (0.30)             -
   Distributions from capital gains                          -             -            -              -
   Distributions in excess of capital gains                  -             -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.38)        (0.35)       (0.30)             -
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -

NET ASSET VALUE, END OF PERIOD                        $  11.75     $   11.97    $   12.17     $    12.33
======================================================================================================================
TOTAL RETURN(2)                                           1.39%         1.21%        1.18%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  4,176     $   3,782    $   2,739     $      606
   Ratio of expenses to average net assets(6)             1.73%         1.65%        1.63%          0.00%*
   Ratio of net investment income to average
     net assets                                           2.99%         2.78%        2.48%          0.00%*
Portfolio turnover rate                                  42.14%        74.14%       86.10%         50.96%

======================================================================================================================
A CLASS SHARES                                          2005          2004       2003(4)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.96     $   12.17    $   12.24

   Net investment income (loss)(1)                        0.44          0.43         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.19)        (0.21)       (0.06)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.25          0.22         0.01

   Distributions from net investment income              (0.47)        (0.43)       (0.08)
   Distributions from capital gains                          -             -            -
   Distributions in excess of capital gains                  -             -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.47)        (0.43)       (0.08)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -

NET ASSET VALUE, END OF PERIOD                        $  11.74     $   11.96    $   12.17
======================================================================================================================
TOTAL RETURN(2,5)                                         2.13%         1.86%        0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     23     $      22    $       1
   Ratio of expenses to average net assets(6)             0.98%         0.99%        1.19%*
   Ratio of net investment income to average
     net assets                                           3.75%         3.86%        2.39%*
Portfolio turnover rate                                  42.14%        74.14%       86.10%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
146                    ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            MORTGAGE SECURITIES FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005          2004         2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.65     $   12.69    $   13.00     $    12.69    $   12.52

   Net investment income (loss)(1)                        0.45          0.46         0.38           0.60         0.71
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)         0.02        (0.08)          0.38         0.23
                                                      ----------------------------------------------------------------
Total from investment operations                          0.25          0.48         0.30           0.98         0.94

   Distributions from net investment income              (0.49)        (0.45)       (0.36)         (0.61)       (0.71)
   Distributions from capital gains                      (0.02)        (0.07)       (0.25)         (0.06)       (0.06)
                                                      ----------------------------------------------------------------
Total distributions                                      (0.51)        (0.52)       (0.61)         (0.67)       (0.77)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  12.39     $   12.65    $   12.69     $    13.00    $   12.69
======================================================================================================================
TOTAL RETURN(2)                                           1.96%         3.87%        2.34%          7.90%        7.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $158,056     $ 163,913    $ 159,367     $  173,978    $  11,948
   Ratio of expenses to average net assets(6)             0.92%         0.81%        0.84%          0.84%        0.87%
   Ratio of net investment income to average
     net assets                                           3.56%         3.65%        2.93%          4.69%        5.62%
Portfolio turnover rate                                 474.16%       324.40%      425.28%        294.60%      228.07%

======================================================================================================================
INVESTOR CLASS SHARES                                   2005          2004         2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.64     $   12.69    $   13.05     $    12.69    $   12.52

   Net investment income (loss)(1)                        0.41          0.40         0.32           0.61         0.65
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)         0.02        (0.09)          0.33         0.22
                                                      ----------------------------------------------------------------
Total from investment operations                          0.21          0.42         0.23           0.94         0.87

   Distributions from net investment income              (0.45)        (0.40)       (0.34)         (0.52)       (0.64)
   Distributions from capital gains                      (0.02)        (0.07)       (0.25)         (0.06)       (0.06)
                                                      ----------------------------------------------------------------
Total distributions                                      (0.47)        (0.47)       (0.59)         (0.58)       (0.70)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  12.38     $   12.64    $   12.69     $    13.05    $   12.69
======================================================================================================================
TOTAL RETURN(2)                                           1.59%         3.40%        1.80%          7.57%        7.14%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,111     $   1,226    $   1,362     $    2,137    $  17,481
   Ratio of expenses to average net assets(6)             1.22%         1.29%        1.32%          1.31%        1.37%
   Ratio of net investment income to average
     net assets                                           3.25%         3.16%        2.45%          4.54%        5.12%
Portfolio turnover rate                                 474.16%       324.40%      425.28%        294.60%      228.07%



--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     147

================================================================================
                            MORTGAGE SECURITIES FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004         2003         2002(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.67     $   12.71    $   13.00     $    13.01

   Net investment income (loss)(1)                        0.33          0.33         0.25              -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.21)         0.03        (0.08)         (0.01)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.12          0.36         0.17          (0.01)

   Distributions from net investment income              (0.37)        (0.33)       (0.24)             -
   Distributions from capital gains                      (0.02)        (0.07)       (0.22)             -
   Distributions in excess of capital gains                  -             -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.39)        (0.40)       (0.46)             -
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -

NET ASSET VALUE, END OF PERIOD                        $  12.40     $   12.67    $   12.71     $    13.00
----------------------------------------------------------------------------------====================================
TOTAL RETURN(2)                                           0.90%         2.85%        1.30%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,522     $   1,015    $   1,401     $      631
   Ratio of expenses to average net assets(6)             1.92%         1.81%        1.85%          0.00%*
   Ratio of net investment income to average
     net assets                                           2.58%         2.63%        1.92%          0.00%*
Portfolio turnover rate                                 474.16%       324.40%      425.28%        294.60%

======================================================================================================================
A CLASS SHARES                                          2005          2004        2003(4)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.64     $   12.68    $   12.91

   Net investment income (loss)(1)                        0.42          0.46         0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.20)        (0.01)           -
                                                      ----------------------------------------------------------------
Total from investment operations                          0.22          0.45         0.09

   Distributions from net investment income              (0.46)        (0.42)       (0.10)
   Distributions from capital gains                      (0.02)        (0.07)       (0.22)
   Distributions in excess of capital gains                  -             -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.48)        (0.49)       (0.32)
                                                      ----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  12.38     $   12.64    $   12.68
======================================================================================================================
TOTAL RETURN(2,5)                                         1.72%         3.63%        0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    144     $      71    $       1
   Ratio of expenses to average net assets(6)             1.18%         1.06%        1.59%*
   Ratio of net investment income to average
     net assets                                           3.38%         3.40%        2.78*
Portfolio turnover rate                                 474.16%       324.40%      425.28%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
148                    ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                      LIMITED DURATION U.S. GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        2005        2004(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.96     $   12.00

   Net investment income (loss)(1)                        0.31          0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.07)        (0.04)
                                                      ----------------------------------------------------------------
Total from investment operations                          0.24          0.05

   Distributions from net investment income              (0.33)        (0.09)
   Distributions from capital gains                          -             -
   Distributions in excess of capital gains                  -             -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.33)        (0.09)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -

NET ASSET VALUE, END OF PERIOD                        $  11.87     $   11.96
======================================================================================================================
TOTAL RETURN(2)                                           2.00%         0.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 58,140     $  58,963
   Ratio of expenses to average net assets(4)             0.58%         0.57%*
   Ratio of net investment income to average
     net assets                                           2.61%         1.66%*
Portfolio turnover rate                                  65.48%        29.46%





--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Fund commenced operations on July 6, 2004.
(4) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     149

================================================================================
                           U.S. GOVERNMENT MONEY FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00

   Net investment income(1)                                    0.03            0.01            0.01            0.01            0.04
   Distributions from net investment income                   (0.03)          (0.01)          (0.01)          (0.01)          (0.04)
                                                        ----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
====================================================================================================================================
TOTAL RETURN(2)                                                2.75%           0.93%           0.72%           1.45%           3.81%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                $ 1,266,322     $ 1,260,063     $ 1,175,275     $ 1,249,928     $ 1,177,405
   Ratio of gross expenses to average net assets(7)            0.45%           0.46%           0.46%           0.46%           0.44%
   Ratio of net expenses to average net assets(7)              0.45%           0.46%           0.46%           0.46%           0.44%
   Ratio of net investment income to average
     net assets                                                2.68%           0.94%           0.72%           1.43%           3.48%

====================================================================================================================================
INVESTOR CLASS SHARES                                       2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00

   Net investment income(1)                                    0.02            0.01            0.00(5)         0.01            0.03

   Distributions from net investment income                   (0.02)          (0.01)           0.00(5)        (0.01)          (0.03)
                                                        ----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
====================================================================================================================================
TOTAL RETURN(2)                                                2.27%           0.68%           0.35%           0.94%           3.30%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                $     6,355     $    12,689     $    15,832     $    20,228     $     9,651
   Ratio of gross expenses to average net assets(7)            0.91%           0.71%           0.85%           0.97%           0.94%
   Ratio of net expenses to average net assets(7)              0.91%           0.71%           0.85%           0.97%           0.94%
   Ratio of net investment income to average
     net assets                                                2.19%           0.63%           0.35%           0.88%           3.20%



--------------------------------------------------------------------------------
150                    ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                           U.S. GOVERNMENT MONEY FUND
                               FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005          2004         2003         2002(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   1.00     $    1.00    $    1.00     $     1.00

   Net investment income (loss)(1)                        0.02          0.01         0.00(5)        0.00(5)

   Distributions from net investment income              (0.02)        (0.01)        0.00(5)        0.00(5)
                                                      ----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $   1.00     $    1.00    $    1.00     $     1.00
======================================================================================================================
TOTAL RETURN(2)                                           1.91%         0.68%        0.35%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  2,014     $   1,989    $     747     $      302
   Ratio of gross expenses to average net assets(7)       1.29%         0.71%        0.81%          0.00%*
   Ratio of net expenses to average net assets(7)         1.29%         0.71%        0.81%          0.00%*
   Ratio of net investment income to average
     net assets                                           1.88%         0.79%        0.35%          0.00%*

======================================================================================================================
A CLASS SHARES                                          2005          2004         2003(4)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   1.00     $    1.00    $    1.00

   Net investment income (loss)(1)                        0.03          0.01         0.00(5)

   Distributions from net investment income              (0.03)        (0.01)        0.00(5)
                                                      ----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $   1.00     $    1.00    $    1.00
======================================================================================================================
TOTAL RETURN(2,6)                                         2.54%         0.68%        0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    109     $      49    $      10
   Ratio of gross expenses to average net assets(7)       0.65%         0.72%        0.71%*
   Ratio of net expenses to average net assets(7)         0.65%         0.72%        0.71%*
   Ratio of net investment income to average
     net assets                                           2.63%         0.94%        0.40%*

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Less than ($0.005) per share.
(6) Class A total return does not include the one-time front-end sales charge.
(7) The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                       (800) 759-3504 ~ WWW.ACCESSOR.COM                     151

================================================================================
                             INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                   2005         2004          2003          2002            2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.17   $    15.29   $      15.19   $     15.09   $        15.01

   Net investment income (loss)(1)                        0.60         0.50           0.53          0.69             0.81
   Net realized and unrealized gain (loss) on
      investments(1)                                     (0.23)       (0.09)          0.17          0.14             0.07
                                                    ----------------------------------------------------------------------
Total from investment operations                          0.37         0.41           0.70          0.83             0.88

   Distributions from net investment income              (0.59)       (0.49)         (0.53)        (0.69)           (0.80)
   Distributions from capital gains                      (0.01)       (0.04)         (0.07)        (0.03)               -
   Distributions in excess of capital gains                  -            -              -             -                -
   Distributions from return of capital                      -            -              -         (0.01)               -
                                                    ----------------------------------------------------------------------
Total distributions                                      (0.60)       (0.53)         (0.60)        (0.73)           (0.80)
                                                    ----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    14.94   $    15.17   $      15.29   $     15.19   $        15.09
==========================================================================================================================
TOTAL RETURN(2)                                           2.38%        2.83%          4.68%         5.68%            5.95%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    8,415   $    7,410   $      7,313   $     9,689   $       12,534
   Ratio of gross expenses to average net assets          0.36%        0.42%          0.29%         0.24%            1.18%
   Ratio of net expenses to average net assets            0.20%        0.20%          0.10%         0.10%            0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       3.79%        3.06%          3.30%         4.43%            4.59%
   Ratio of net investment income to average net
     assets                                               3.94%        3.28%          3.49%         4.56%            5.67%
Portfolio turnover rate                                  19.91%       33.21%         52.48%        50.44%           38.76%

==========================================================================================================================
INVESTOR CLASS SHARES                                  2005         2004          2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.17   $    15.29   $      15.19   $     15.09   $        15.00

   Net investment income (loss)(1)                        0.52         0.42           0.46          0.63             0.75
   Net realized and unrealized gain (loss) on
     investments(1)                                      (0.23)       (0.08)          0.16          0.13             0.06
                                                    ----------------------------------------------------------------------
Total from investment operations                          0.29         0.34           0.62          0.76             0.81

   Distributions from net investment income              (0.52)       (0.42)         (0.45)        (0.62)           (0.72)
   Distributions from capital gains                      (0.01)       (0.04)         (0.07)        (0.03)               -
   Distributions in excess of capital gains                  -            -              -             -                -
   Distributions from return of capital                      -            -              -         (0.01)               -
                                                    ----------------------------------------------------------------------
Total distributions                                      (0.53)       (0.46)         (0.52)        (0.66)           (0.72)
                                                    ----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    14.93   $    15.17   $      15.29   $     15.19   $        15.09
==========================================================================================================================
TOTAL RETURN(2)                                           1.92%        2.28%          4.17%         5.16%            5.49%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    3,399   $    3,266   $      3,015   $     2,840   $        1,596
   Ratio of gross expenses to average net assets          0.82%        0.92%          0.79%         0.74%            1.67%
   Ratio of net expenses to average net assets            0.66%        0.70%          0.60%         0.60%            0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       3.32%        2.54%          2.78%         4.05%            3.84%
   Ratio of net investment income to average net
     assets                                               3.48%        2.77%          2.96%         4.18%            4.92%
Portfolio turnover rate                                  19.91%       33.21%         52.48%        50.44%           38.76%

--------------------------------------------------------------------------------
152                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                             INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                         2005         2004          2003          2002(3)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.15   $    15.28   $      15.18   $     15.19

   Net investment income (loss)(1)                        0.44         0.37           0.33             -
   Net realized and unrealized gain (loss) on
     investments(1)                                      (0.23)       (0.11)          0.21         (0.01)
                                                    ---------------------------------------------------------------------
Total from investment operations                          0.21         0.26           0.54         (0.01)

   Distributions from net investment income              (0.44)       (0.35)         (0.37)            -
   Distributions from capital gains                      (0.01)       (0.04)         (0.07)            -
   Distributions in excess of capital gains                  -            -              -             -
                                                    ---------------------------------------------------------------------
Total distributions                                      (0.45)       (0.39)         (0.44)            -
                                                    ---------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    14.91   $    15.15   $      15.28   $     15.18
=========================================================================================================================
TOTAL RETURN(2)                                           1.38%        1.77%          3.62%            -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    1,546   $    1,529   $        448   $         1
   Ratio of gross expenses to average net assets          1.36%        1.43%          1.29%         0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%          1.10%         0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.79%        2.20%          2.08%         0.00%*
   Ratio of net investment income to average net
     assets                                               2.95%        2.43%          2.27%         0.00%*
Portfolio turnover rate                                  19.91%       33.21%         52.48%        50.44%

=========================================================================================================================
A CLASS SHARES                                         2005         2004         2003(4)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.17   $    15.29   $      15.32

   Net investment income (loss)(1)                        0.56         0.50           0.10
   Net realized and unrealized gain (loss) on
     investments(1)                                      (0.25)       (0.12)          0.04
                                                    ---------------------------------------------------------------------
Total from investment operations                          0.31         0.38           0.14

   Distributions from net investment income              (0.55)       (0.46)         (0.10)
   Distributions from capital gains                      (0.01)       (0.04)         (0.07)
   Distributions in excess of capital gains                  -            -              -
                                                    ---------------------------------------------------------------------
Total distributions                                      (0.56)       (0.50)         (0.17)
                                                    ---------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    14.92   $    15.17   $      15.29
=========================================================================================================================
TOTAL RETURN(2,5)                                         2.06%        2.53%          0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $      720   $      581   $        150
   Ratio of gross expenses to average net assets          0.61%        0.68%          1.11%*
   Ratio of net expenses to average net assets            0.45%        0.45%          0.37%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
      advisor) to average net assets                      3.57%        2.93%          4.04%*
   Ratio of net investment income to average net
      assets                                              3.73%        3.16%          4.78%*
Portfolio turnover rate                                  19.91%       33.21%         52.48%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    153

================================================================================
                         INCOME & GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                   2005         2004          2003          2002              2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.38   $    14.83   $      13.48   $     14.32     $      15.00

   Net investment income (loss)(1)                        0.45         0.39           0.40          0.47             0.61
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.20         0.55           1.40         (0.82)           (0.70)
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.65         0.94           1.80         (0.35)           (0.09)

   Distributions from net investment income              (0.45)       (0.37)         (0.39)        (0.46)           (0.56)
   Distributions from capital gains                      (0.01)       (0.02)         (0.06)        (0.03)           (0.03)
   Distributions in excess of capital gains                  -            -              -             -                -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.46)       (0.39)         (0.45)        (0.49)           (0.59)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.57   $    15.38   $      14.83   $     13.48     $      14.32
===========================================================================================================================
TOTAL RETURN(2)                                           4.29%        6.45%         13.56%        (2.45)%          (0.57)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   14,277   $   12,381   $      8,693   $     5,224     $      2,519
   Ratio of gross expenses to average net assets          0.28%        0.33%          0.30%         0.28%            0.76%
   Ratio of net expenses to average net assets            0.20%        0.20%          0.10%         0.10%            0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.87%        2.45%          2.64%         3.33%            3.58%
   Ratio of net investment income to average net
     assets                                               2.95%        2.58%          2.84%         3.50%            4.24%
Portfolio turnover rate                                  11.49%       19.76%         26.08%        24.38%           22.19%

===========================================================================================================================
INVESTOR CLASS SHARES                                  2005         2004          2003           2002             2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.37   $    14.83   $      13.48   $     14.32     $      15.00

   Net investment income (loss)(1)                        0.37         0.31           0.33          0.41             0.54
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.22         0.55           1.40         (0.82)           (0.70)
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.59         0.86           1.73         (0.41)           (0.16)

   Distributions from net investment income              (0.38)       (0.30)         (0.32)        (0.40)           (0.49)
   Distributions from capital gains                      (0.01)       (0.02)         (0.06)        (0.03)           (0.03)
   Distributions in excess of capital gains                  -            -              -             -                -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.39)       (0.32)         (0.38)        (0.43)           (0.52)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.57   $    15.37   $      14.83   $     13.48     $      14.32
===========================================================================================================================
TOTAL RETURN(2)                                           3.89%        5.88%         13.00%        (2.92)%          (1.04)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    2,740   $    4,602   $      3,818   $     3,473     $      3,808
   Ratio of gross expenses to average net assets          0.72%        0.83%          0.80%         0.78%            1.26%
   Ratio of net expenses to average net assets            0.64%        0.70%          0.60%         0.60%            0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.31%        1.93%          2.15%         2.82%            3.01%
   Ratio of net investment income to average net
     assets                                               2.39%        2.06%          2.35%         3.00%            3.67%
Portfolio turnover rate                                  11.49%       19.76%         26.08%        24.38%           22.19%



--------------------------------------------------------------------------------
154                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         INCOME & GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                         2005         2004          2003          2002(3)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.33   $    14.81   $      13.48   $     13.47

   Net investment income (loss)(1)                        0.30         0.27           0.27             -
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.20         0.51           1.37          0.01
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.50         0.78           1.64          0.01

   Distributions from net investment income              (0.30)       (0.24)         (0.25)            -
   Distributions from capital gains                      (0.01)       (0.02)         (0.06)            -
   Distributions in excess of capital gains                  -            -              -             -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.31)       (0.26)         (0.31)            -
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.52   $    15.33   $      14.81   $     13.48
===========================================================================================================================
TOTAL RETURN(2)                                           3.29%        5.32%         12.42%            -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    8,856   $    6,755   $      1,221   $         1
   Ratio of gross expenses to average net assets          1.28%        1.33%          1.30%         0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%          1.10%         0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.86%        1.66%          1.73%         0.00%*
   Ratio of net investment income to average net
     assets                                               1.94%        1.79%          1.93%         0.00%*
Portfolio turnover rate                                  11.49%       19.76%         26.08%        24.38%

===========================================================================================================================
A CLASS SHARES                                         2005         2004         2003(4)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.37   $    14.83   $      14.33

   Net investment income (loss)(1)                        0.40         0.37           0.07
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.20         0.52           0.57
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.60         0.89           0.64

   Distributions from net investment income              (0.40)       (0.33)         (0.08)
   Distributions from capital gains                      (0.01)       (0.02)         (0.06)
   Distributions in excess of capital gains                  -            -              -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.41)       (0.35)         (0.14)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.56   $    15.37   $      14.83
===========================================================================================================================
TOTAL RETURN(2,5)                                         3.94%        6.05%          4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    3,437   $    2,332   $         47
   Ratio of gross expenses to average net assets          0.63%        0.68%          1.25%*
   Ratio of net expenses to average net assets            0.55%        0.55%          0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.54%        2.23%          1.82%*
   Ratio of net investment income to average net
     assets                                               2.62%        2.36%          2.61%*
Portfolio turnover rate                                  11.49%       19.76%         26.08%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    155

================================================================================
                            BALANCED ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                   2005         2004           2003          2002             2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.38   $    14.40     $      12.38   $     13.85   $        15.00

   Net investment income (loss)(1)                        0.36         0.31             0.33          0.37             0.48
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.51         0.96             2.05         (1.47)           (1.17)
                                                    -------------------------------------------------------------------------
Total from investment operations                          0.87         1.27             2.38         (1.10)           (0.69)

   Distributions from net investment income              (0.36)       (0.29)           (0.33)        (0.35)           (0.41)
   Distributions from capital gains                          -         0.00(6)         (0.03)        (0.02)           (0.05)
   Distributions in excess of capital gains                  -            -                -             -                -
                                                    -------------------------------------------------------------------------
Total distributions                                      (0.36)       (0.29)           (0.36)        (0.37)           (0.46)
                                                    -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.89   $    15.38     $      14.40   $     12.38   $        13.85
=============================================================================================================================
TOTAL RETURN(2)                                           5.72%        9.00%           19.52%        (7.94)%          (4.57)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   35,693   $   27,584     $     19,354   $    12,089   $       10,158
   Ratio of gross expenses to average net assets          0.22%        0.26%            0.23%         0.23%            0.40%
   Ratio of net expenses to average net assets            0.20%        0.20%            0.10%         0.10%            0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.29%        2.04%            2.34%         2.71%            3.08%
   Ratio of net investment income to average net
     assets                                               2.31%        2.11%            2.46%         2.83%            3.39%
Portfolio turnover rate                                   3.20%       20.59%           19.58%        21.72%           15.60%

=============================================================================================================================
INVESTOR CLASS SHARES                                  2005         2004            2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.38   $    14.39     $      12.38   $     13.85   $        15.00

   Net investment income (loss)(1)                        0.29         0.23             0.26          0.30             0.39
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.49         0.98             2.05         (1.46)           (1.16)
                                                    -------------------------------------------------------------------------
Total from investment operations                          0.78         1.21             2.31         (1.16)           (0.77)

   Distributions from net investment income              (0.28)       (0.22)           (0.27)        (0.29)           (0.33)
   Distributions from capital gains                          -         0.00(6)         (0.03)        (0.02)           (0.05)
   Distributions in excess of capital gains                  -            -                -             -                -
                                                    -------------------------------------------------------------------------
Total distributions                                      (0.28)       (0.22)           (0.30)        (0.31)           (0.38)
                                                    -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.88   $    15.38     $      14.39   $     12.38   $        13.85
=============================================================================================================================
TOTAL RETURN(2)                                           5.24%        8.49%           18.86%        (8.40)%          (5.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   12,161   $    7,219     $      6,994   $     6,492   $        6,536
   Ratio of gross expenses to average net assets          0.69%        0.75%            0.73%         0.73%            0.90%
   Ratio of net expenses to average net assets            0.67%        0.69%            0.60%         0.60%            0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.82%        1.53%            1.83%         2.21%            2.48%
   Ratio of net investment income to average net
     assets                                               1.84%        1.59%            1.96%         2.34%            2.78%
Portfolio turnover rate                                   3.20%       20.59%           19.58%        21.72%           15.60%

--------------------------------------------------------------------------------
156                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                            BALANCED ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                         2005         2004            2003         2002(3)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.36   $    14.38     $      12.37   $     12.36

   Net investment income (loss)(1)                        0.20         0.17             0.20             -
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.51         0.97             2.05          0.01
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.71         1.14             2.25          0.01

   Distributions from net investment income              (0.21)       (0.16)           (0.21)            -
   Distributions from capital gains                          -         0.00(6)         (0.03)            -
   Distributions in excess of capital gains                  -            -                -             -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.21)       (0.16)           (0.24)            -
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.86   $    15.36     $      14.38   $     12.37
===========================================================================================================================
TOTAL RETURN(2)                                           4.64%        8.01%           18.33%            -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   16,448   $   11,900     $      5,192   $         1
   Ratio of gross expenses to average net assets          1.22%        1.26%            1.23%         0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%            1.10%         0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.28%        1.14%            1.37%         0.00%*
   Ratio of net investment income to average net
     assets                                               1.30%        1.20%            1.50%         0.00%*
Portfolio turnover rate                                   3.20%       20.59%           19.58%        21.72%

===========================================================================================================================
A CLASS SHARES                                         2005         2004           2003(4)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.37   $    14.39     $      13.56

   Net investment income (loss)(1)                        0.30         0.29             0.07
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.51         0.94             0.86
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.81         1.23             0.93

   Distributions from net investment income              (0.30)       (0.25)           (0.07)
   Distributions from capital gains                          -         0.00(6)         (0.03)
   Distributions in excess of capital gains                  -            -                -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.30)       (0.25)           (0.10)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.88   $    15.37     $      14.39
===========================================================================================================================
TOTAL RETURN(2,5)                                         5.37%        8.69%            6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    6,450   $    4,416     $        276
   Ratio of gross expenses to average net assets          0.57%        0.61%            0.97%*
   Ratio of net expenses to average net assets            0.55%        0.55%            0.46%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.95%        1.95%            2.79%*
   Ratio of net investment income to average net
     assets                                               1.97%        2.01%            3.30%*
   Portfolio turnover rate                                3.20%       20.59%           19.58%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) Less than ($0.005) per share
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                        (800) 759-3504 ~ WWW.ACCESSOR.COM                    157

================================================================================
                         GROWTH & INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                   2005         2004          2003          2002            2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.32   $    14.15   $      11.86   $     13.65   $        15.02

   Net investment income (loss)(1)                        0.31         0.27           0.28          0.31             0.39
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.65         1.17           2.31         (1.78)           (1.42)
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.96         1.44           2.59         (1.47)           (1.03)

   Distributions from net investment income              (0.30)       (0.25)         (0.27)        (0.31)           (0.31)
   Distributions from capital gains                      (0.01)       (0.02)         (0.03)        (0.01)           (0.03)
   Distributions in excess of capital gains                  -            -              -             -                -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.31)       (0.27)         (0.30)        (0.32)           (0.34)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.97   $    15.32   $      14.15   $     11.86   $        13.65
===========================================================================================================================
TOTAL RETURN(2)                                           6.43%       10.21%         22.09%       (10.84)%          (6.83)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   45,890   $   34,118   $     22,173   $    16,703   $       18,969
   Ratio of gross expenses to average net assets          0.20%        0.25%          0.23%         0.24%            0.45%
   Ratio of net expenses to average net assets            0.20%        0.20%          0.10%         0.10%            0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       2.03%        1.82%          2.06%         2.30%            2.59%
   Ratio of net investment income to average net
     assets                                               2.03%        1.88%          2.19%         2.44%            2.94%
   Portfolio turnover rate                                1.95%       12.74%         19.56%        32.07%            6.44%

===========================================================================================================================
INVESTOR CLASS SHARES                                  2005         2004          2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    15.31   $    14.14   $      11.86   $     13.65   $        15.02

   Net investment income (loss)(1)                        0.24         0.19           0.21          0.25             0.33
   Net realized and unrealized gain (loss) on
     investments(1)                                       0.66         1.19           2.31         (1.78)           (1.42)
                                                    -----------------------------------------------------------------------
Total from investment operations                          0.90         1.38           2.52         (1.53)           (1.09)

   Distributions from net investment income              (0.24)       (0.19)         (0.21)        (0.25)           (0.25)
   Distributions from capital gains                      (0.01)       (0.02)         (0.03)        (0.01)           (0.03)
   Distributions in excess of capital gains                  -            -              -             -                -
                                                    -----------------------------------------------------------------------
Total distributions                                      (0.25)       (0.21)         (0.24)        (0.26)           (0.28)
                                                    -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $    15.96   $    15.31   $      14.14   $     11.86   $        13.65
===========================================================================================================================
TOTAL RETURN(2)                                           5.91%        9.79%         21.41%       (11.29)%          (7.27)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    7,546   $    6,361   $      3,818   $     3,081   $        2,026
   Ratio of gross expenses to average net assets          0.63%        0.74%          0.73%         0.74%            0.94%
   Ratio of net expenses to average net assets            0.63%        0.68%          0.60%         0.60%            0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.57%        1.38%          1.56%         1.85%            2.07%
   Ratio of net investment income to average net
     assets                                               1.57%        1.43%          1.69%         1.99%            2.41%
Portfolio turnover rate                                   1.95%       12.74%         19.56%        32.07%            6.44%

--------------------------------------------------------------------------------
158                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                         GROWTH & INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005         2004         2003        2002(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.27     $  14.13     $  11.86     $  11.84
   Net investment income (loss)(1)                        0.16         0.14         0.17            -
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.65         1.15         2.30         0.02
                                                      --------------------------------------------------------------
Total from investment operations                          0.81         1.29         2.47         0.02

   Distributions from net investment income              (0.16)       (0.13)       (0.17)           -
   Distributions from capital gains                      (0.01)       (0.02)       (0.03)           -
   Distributions in excess of capital gains                  -            -            -            -
                                                      --------------------------------------------------------------
Total distributions                                      (0.17)       (0.15)       (0.20)           -
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  15.91     $  15.27     $  14.13     $  11.86
====================================================================================================================
TOTAL RETURN(2)                                           5.32%        9.12%       20.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 37,020     $ 23,072     $  8,012     $      1
   Ratio of gross expenses to average net assets          1.20%        1.25%        1.23%        0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.10%        0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.03%        0.92%        1.18%        0.00%*
   Ratio of net investment income to average
     net assets                                           1.03%        0.97%        1.31%        0.00%*
   Portfolio turnover rate                                1.95%       12.74%       19.56%       32.07%

====================================================================================================================
A CLASS SHARES                                          2005         2004        2003(4)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.29     $  14.13     $  13.16
   Net investment income (loss)(1)                        0.26         0.25         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.65         1.14         0.99
                                                      --------------------------------------------------------------
Total from investment operations                          0.91         1.39         1.06

   Distributions from net investment income              (0.26)       (0.21)       (0.06)
   Distributions from capital gains                      (0.01)       (0.02)       (0.03)
   Distributions in excess of capital gains                  -            -            -
                                                      --------------------------------------------------------------
Total distributions                                      (0.27)       (0.23)       (0.09)
                                                      --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  15.93     $  15.29     $  14.13
====================================================================================================================
TOTAL RETURN(2,5)                                         5.97%        9.93%        8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 20,121     $ 10,961     $    390
   Ratio of gross expenses to average net assets          0.55%        0.60%        0.97%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.70%        1.61%        2.33%*
   Ratio of net investment income to average
     net assets                                           1.70%        1.67%        2.85%*
Portfolio turnover rate                                   1.95%       12.74%       19.56%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       159

================================================================================
                             GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005         2004         2003         2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.17     $  13.62     $  10.80     $  13.00     $    15.00

   Net investment income (loss)(1)                        0.20         0.18         0.20         0.19           0.24
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.96         1.55         2.82        (2.20)         (2.00)
                                                      ----------------------------------------------------------------
Total from investment operations                          1.16         1.73         3.02        (2.01)         (1.76)

   Distributions from net investment income              (0.19)       (0.18)       (0.20)       (0.19)         (0.20)
   Distributions from capital gains                          -            -            -            -          (0.04)
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.19)       (0.18)       (0.20)       (0.19)         (0.24)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.14     $  15.17     $  13.62     $  10.80     $    13.00
======================================================================================================================
TOTAL RETURN(2)                                           7.73%       12.75%       28.22%      (15.50)%       (11.70)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 39,186     $ 30,623     $ 25,041     $ 20,095     $   23,658
   Ratio of gross expenses to average net assets          0.20%        0.25%        0.22%        0.22%          0.32%
   Ratio of net expenses to average net assets            0.20%        0.20%        0.10%        0.10%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       1.30%        1.24%        1.59%        1.48%          1.66%
   Ratio of net investment income to average
     net assets                                           1.30%        1.30%        1.71%        1.60%          1.88%
Portfolio turnover rate                                   1.76%       15.63%       16.85%        9.59%         14.93%

======================================================================================================================
INVESTOR CLASS SHARES                                   2005         2004         2003         2002          2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.17     $  13.62     $  10.80     $  13.00     $    15.00

   Net investment income (loss)(1)                        0.13         0.11         0.14         0.13           0.16
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.94         1.55         2.82        (2.21)         (1.98)
                                                      ----------------------------------------------------------------
Total from investment operations                          1.07         1.66         2.96        (2.08)         (1.82)

   Distributions from net investment income              (0.12)       (0.11)       (0.14)       (0.13)         (0.14)
   Distributions from capital gains                          -            -            -            -          (0.04)
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.12)       (0.11)       (0.14)       (0.13)         (0.18)
                                                      ----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  16.12     $  15.17     $  13.62     $  10.80     $    13.00
======================================================================================================================
TOTAL RETURN(2)                                           7.12%       12.22%       27.59%      (15.91)%       (12.13)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 14,422     $  9,746     $  8,049     $  7,080     $    8,441
   Ratio of gross expenses to average net assets          0.67%        0.75%        0.72%        0.72%          0.82%
   Ratio of net expenses to average net assets            0.67%        0.69%        0.60%        0.60%          0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       0.82%        0.75%        1.09%        0.99%          1.02%
   Ratio of net investment income to average
     net assets                                           0.82%        0.81%        1.21%        1.10%          1.24%
Portfolio turnover rate                                   1.76%       15.63%       16.85%        9.59%         14.93%

--------------------------------------------------------------------------------
160                      ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                             GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005         2004         2003        2002(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.12     $  13.59     $  10.80     $  10.77

   Net investment income (loss)(1)                        0.05         0.06         0.13            -
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.95         1.52         2.77         0.03
                                                      --------------------------------------------------------------
Total from investment operations                          1.00         1.58         2.90         0.03

   Distributions from net investment income              (0.05)       (0.05)       (0.11)           -
   Distributions from capital gains                          -            -            -            -
   Distributions in excess of capital gains                  -            -            -            -
                                                      --------------------------------------------------------------
Total distributions                                      (0.05)       (0.05)       (0.11)           -
                                                      --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.07     $  15.12     $  13.59     $  10.80
====================================================================================================================
TOTAL RETURN(2)                                           6.64%       11.67%       27.04%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 26,399     $ 15,330     $  5,095     $      1
   Ratio of gross expenses to average net assets          1.19%        1.25%        1.22%        0.00%*
   Ratio of net expenses to average net assets            1.19%        1.20%        1.10%        0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       0.31%        0.34%        0.97%        0.00%*
   Ratio of net investment income to average
     net assets                                           0.31%        0.39%        1.09%        0.00%*
Portfolio turnover rate                                   1.76%       15.63%       16.85%        9.59%

====================================================================================================================
A CLASS SHARES                                          2005         2004        2003(4)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.17     $  13.62     $  12.35
   Net investment income (loss)(1)                        0.15         0.15         0.05
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.95         1.53         1.27
                                                      --------------------------------------------------------------
Total from investment operations                          1.10         1.68         1.32

   Distributions from net investment income              (0.14)       (0.13)       (0.05)
   Distributions from capital gains                          -            -            -
   Distributions in excess of capital gains                  -            -            -
                                                      --------------------------------------------------------------
Total distributions                                      (0.14)       (0.13)       (0.05)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  16.13     $  15.17     $  13.62
====================================================================================================================
TOTAL RETURN(2,5)                                         7.32%       12.43%       10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 20,159     $ 11,388     $  2,136
   Ratio of gross expenses to average net assets          0.55%        0.60%        0.94%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       0.96%        0.98%        1.41%*
   Ratio of net investment income to average
     net assets                                           0.96%        1.04%        1.90%*
Portfolio turnover rate                                   1.76%       15.63%       16.85%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       161

================================================================================
                        AGGRESSIVE GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.97     $  13.08     $  10.04     $  12.58     $  15.00

   Net investment income (loss)(1)                        0.06         0.05         0.05         0.03         0.03
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.26         1.86         3.03        (2.55)       (2.38)
                                                      --------------------------------------------------------------
Total from investment operations                          1.32         1.91         3.08        (2.52)       (2.35)

   Distributions from net investment income              (0.02)       (0.02)       (0.04)       (0.01)           -
   Distributions from capital gains                          -            -            -        (0.01)       (0.04)
   Distributions in excess of capital gains                  -            -            -            -        (0.03)
                                                      --------------------------------------------------------------
Total distributions                                      (0.02)       (0.02)       (0.04)       (0.02)       (0.07)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  16.27     $  14.97     $  13.08     $  10.04     $  12.58
====================================================================================================================
TOTAL RETURN(2)                                           8.86%       14.60%       30.74%      (20.02)%     (15.68)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 21,970     $ 15,590     $ 11,580     $  8,120     $ 10,547
   Ratio of gross expenses to average net assets          0.24%        0.30%        0.25%        0.23%        0.39%
   Ratio of net expenses to average net assets            0.20%        0.20%        0.10%        0.10%        0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       0.35%        0.27%        0.29%        0.16%       (0.04)%
   Ratio of net investment income to average
     net assets                                           0.39%        0.37%        0.44%        0.29%        0.25%
Portfolio turnover rate                                   2.01%        3.61%        7.27%        8.11%       30.99%

====================================================================================================================
INVESTOR CLASS SHARES                                     2005         2004         2003         2002       2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.76     $  12.94     $   9.95     $  12.51     $  14.99

   Net investment income (loss)(1)                       (0.02)       (0.02)       (0.01)       (0.02)       (0.04)
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         1.84         3.00        (2.53)       (2.37)
                                                      --------------------------------------------------------------
Total from investment operations                          1.23         1.82         2.99        (2.55)       (2.41)

   Distributions from net investment income              (0.01)        0.00(6)         -            -            -
   Distributions from capital gains                          -            -            -        (0.01)       (0.04)
   Distributions in excess of capital gains                  -            -            -            -        (0.03)
                                                      --------------------------------------------------------------
Total distributions                                      (0.01)        0.00(6)         -        (0.01)       (0.07)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $  15.98     $  14.76     $  12.94     $   9.95     $  12.51
====================================================================================================================
TOTAL RETURN(2)                                           8.31%       14.01%       30.15%      (20.41)%     (16.09)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 12,353     $  9,782     $  8,059     $  6,504     $  8,476
   Ratio of gross expenses to average net assets          0.74%        0.80%        0.75%        0.73%        0.89%
   Ratio of net expenses to average net assets            0.70%        0.70%        0.60%        0.60%        0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                      (0.14)%      (0.24)%      (0.22)%      (0.34)%      (0.58)%
   Ratio of net investment income (loss) to
     average net assets                                  (0.11)%      (0.14)%      (0.07)%      (0.21)%      (0.29)%
Portfolio turnover rate                                   2.01%        3.61%        7.27%        8.11%       30.99%

--------------------------------------------------------------------------------
162                       ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                        AGGRESSIVE GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
C CLASS SHARES                                          2005         2004         2003        2002(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.74     $  13.00     $  10.04     $  10.01
   Net investment income (loss)(1)                       (0.09)       (0.07)       (0.04)           -
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.24         1.81         3.00         0.03
                                                      --------------------------------------------------------------
Total from investment operations                          1.15         1.74         2.96         0.03

   Distributions from net investment income                  -            -            -            -
   Distributions from capital gains                          -            -            -            -
   Distributions in excess of capital gains                  -            -            -            -
                                                      --------------------------------------------------------------
Total distributions                                          -            -            -            -
                                                      --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  15.89     $  14.74     $  13.00     $  10.04
====================================================================================================================
TOTAL RETURN(2)                                           7.80%       13.38%       29.48%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  5,399     $  3,474     $    483     $      1
   Ratio of gross expenses to average net assets          1.24%        1.30%        1.26%        0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.10%        0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                      (0.64)%      (0.61)%      (0.52)%       0.00%*
   Ratio of net investment income (loss) to
     average net assets                                  (0.61)%      (0.50)%      (0.37)%       0.00%*
Portfolio turnover rate                                   2.01%        3.61%        7.27%        8.11%

====================================================================================================================
A CLASS SHARES                                          2005         2004        2003(4)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.92     $  13.07     $  11.66
   Net investment income (loss)(1)                        0.01         0.03         0.02
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         1.83         1.40
                                                      --------------------------------------------------------------
Total from investment operations                          1.26         1.86         1.42

   Distributions from net investment income              (0.01)       (0.01)       (0.01)
   Distributions from capital gains                          -            -            -
   Distributions in excess of capital gains                  -            -            -
                                                      --------------------------------------------------------------
Total distributions                                      (0.01)       (0.01)       (0.01)
                                                      --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.17     $  14.92     $  13.07
====================================================================================================================
TOTAL RETURN(2,5)                                         8.46%       14.23%       12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  5,589     $  2,375     $    191
   Ratio of gross expenses to average net assets          0.59%        0.65%        1.06%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     advisor) to average net assets                       0.03%        0.13%        0.71%*
   Ratio of net investment income to average
     net assets                                           0.06%        0.23%        1.32%*
Portfolio turnover rate                                   2.01%        3.61%        7.27%

--------------------------------------------------------------------------------

(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3) Class commenced operations on December 30, 2002.
(4) Class commenced operations on September 29, 2003.
(5) Class A total return does not include the one-time front-end sales charge.
(6) Less than ($0.005) per share
* Annualized

PLEASE SEE "NOTES TO FINANCIAL STATEMENTS" FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       163

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Accessor Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Accessor Funds, Inc. (the "Funds") comprising the Growth Fund, Value Fund, Small to Mid Cap Fund, International Equity Fund, High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, Limited Duration U.S. Government Fund, U.S. Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor
Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two year period then ended, and the financial highlights for the respective stated periods. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Accessor Funds, Inc. as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two year period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 24, 2006

--------------------------------------------------------------------------------
164                     ANNUAL REPORT ~ DECEMBER 31, 2005

================================================================================
                                  TAX YEAR 2005
                                   (UNAUDITED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY INCOME

The following is provided for your information. Some states allow you to reduce the amount of income you report on state income taxes by the proportion to which such income was earned from investments in U.S. Government obligations. All income shown is taxable for federal income tax purposes.

==================================================================================================
                                                      QUALIFYING      NON-QUALIFYING
                                         U.S.        GOVERNMENT         GOVT AGENCY       OTHER
FUND                                  TREASURIES   AGENCY ISSUES(1)       ISSUES(2)     SOURCES(3)
--------------------------------------------------------------------------------------------------
ACCESSOR FUNDS
   Growth                                0.00%           0.00%              0.00%        100.00%
   Value                                 0.00            0.00               0.00         100.00
   Small to Mid Cap                      0.00            0.00               0.00         100.00
   International Equity                  0.00            0.00               0.00         100.00
   High Yield Bond                       0.00            0.00               0.00         100.00
   Intermediate Fixed-Income            14.55            5.34              19.17          60.94
   Short-Intermediate Fixed-Income       3.11           16.48              12.62          67.79
   Mortgage Securities                   0.78            0.14              81.24          17.84
   Limited Duration U.S. Government      0.00           33.81              48.19          18.00
   U.S. Government Money                 0.00           48.91              19.02          32.07

ACCESSOR ALLOCATION FUNDS
   Income Allocation                     2.74%           8.52%             13.84%         74.90%
   Income & Growth Allocation            3.26            7.56              16.63          72.55
   Balanced Allocation                   3.87            6.30              15.81          74.02
   Growth & Income Allocation            4.21            6.08              13.90          75.81
   Growth Allocation                     3.25            4.03               5.87          86.85
   Aggressive Growth Allocation          0.00            0.00               0.00         100.00

--------------------------------------------------------------------------------
(1) May  include  income from the  following  Qualifiying  Government  Agencies:
Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corp. and Tennessee Valley Authority.
(2) May include income from obligations of the following Non-Qualifying Government Agencies: Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.
(3) Includes income from all other sources other than those listed above.

================================================================================
QUALIFIED DIVIDEND INCOME

The following represents the percent of the income generated in the Accessor Funds that is designated as qualifying dividends. This breakdown may have tax benefits to certain individual shareholders of the Accessor Funds. Please consult your tax advisor.

================================================================================
FUND                                            PERCENT OF QUALIFYING DIVIDENDS
--------------------------------------------------------------------------------
ACCESSOR FUNDS
   Growth                                                   100.00%
   Value                                                    100.00
   Small to Mid Cap                                           0.00
   International Equity                                     100.00
   High Yield Bond                                            0.00
   Intermediate Fixed-Income                                  0.00
   Short-Intermediate Fixed-Income                            0.00
   Mortgage Securities                                        0.00
   Limited Duration U.S. Government                           0.00
   U.S. Government Money                                      0.00

ACCESSOR ALLOCATION FUNDS
   Income Allocation                                          0.00%
   Income & Growth Allocation                                 6.47
   Balanced Allocation                                       14.22
   Growth & Income Allocation                                20.67
   Growth Allocation                                         50.28
   Aggressive Growth Allocation                             100.00

--------------------------------------------------------------------------------
                     (800) 759-3504 ~ WWW.ACCESSOR.COM                       165

================================================================================
                                  TAX YEAR 2005
                                   (UNAUDITED)
--------------------------------------------------------------------------------

CORPORATE DIVIDEND EXCLUSION

The following represents the percent of the income generated in the Accessor Funds that is designated as qualifying dividends. This breakdown may have tax benefits to corporate shareholders of the Accessor Funds. Please consult your tax advisor.

================================================================================
FUND                                            PERCENT OF QUALIFYING DIVIDENDS
--------------------------------------------------------------------------------
ACCESSOR FUNDS
   Growth                                                   100.00%
   Value                                                    100.00
   Small to Mid Cap                                           0.00
   International Equity                                       0.00
   High Yield Bond                                            0.00
   Intermediate Fixed-Income                                  0.00
   Short-Intermediate Fixed-Income                            0.00
   Mortgage Securities                                        0.00
   Limited Duration U.S. Government                           0.00
   U.S. Government Money                                      0.00

ACCESSOR ALLOCATION FUNDS
   Income Allocation                                          0.00%
   Income & Growth Allocation                                 5.91
   Balanced Allocation                                       12.84
   Growth & Income Allocation                                18.64
   Growth Allocation                                         45.41
   Aggressive Growth Allocation                             100.00
================================================================================

--------------------------------------------------------------------------------
166               ANNUAL REPORT ~ DECEMBER 31, 2005 (UNAUDITED)

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

At an in-person meeting held on December 16, 2005, the Board of Directors of the Accessor Funds, Inc. ("Accessor Funds"), including the Directors who are not "interested persons" of the Funds (the "Independent Directors"), considered and approved the continuance of:

      o the Amended and Restated Management Agreement between Accessor Funds, on behalf of each of the Growth Fund, the Value Fund, the Small to Mid Cap Fund, the International Equity Fund, the High Yield Bond Fund, the Intermediate Fixed-Income Fund, the Short-Intermediate Fixed-Income Fund, the Mortgage Securities Fund, the U.S. Government Money Fund and the Limited Duration U.S. Government Fund (each, an "Underlying Fund"), and Accessor Capital Management LP ("ACM");

      o the Management Agreement between Accessor Funds, on behalf of the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund (each, an "Allocation Fund"), and ACM; and

      o the Money Manager Agreement for each of the Growth Fund, the Value Fund, the Small to Mid Cap Fund, the High Yield Bond Fund, the Intermediate Fixed-Income Fund, the Short-Intermediate Fixed-Income Fund, the Mortgage Securities Fund, and the Limited Duration U.S. Government Fund, between such Underlying Fund, ACM and the subadviser to such Underlying Fund.

In addition, at an in-person meeting held on August 29, 2005, the Board of Directors of Accessor Funds, including the Independent Directors, considered and approved a new Money Manager Agreement for the International Equity Fund with Pictet International Management Limited ("Pictet"). Each of the Underlying Funds and the Allocation Funds is referred to in this section as a "Fund". Each subadviser to an Underlying Fund is referred to in this section as a "Money Manager".

In advance of the meetings, the Board, including all of the Independent Directors, received, among other things: (a) a report from ACM that described, among other things, the services provided to the Funds by ACM, the fees received by ACM from the Funds for management, transfer agency and administrative services provided by ACM and ACM's financial condition, (b) a report from each Money Manager that described, among other things, (i) its investment process,
(ii) its research and trading capabilities, (iii) the services provided or to be provided to the applicable Underlying Fund and the personnel who provide or would be providing those services, (iv) its compliance resources and culture,
(v) any pending litigation and governmental inquiries, and (vi) financial information, (c) a report comparing each Fund's performance statistics with its benchmark index over different time periods, (d) reports prepared by eVestment Alliance, LLC regarding, among other things, each Money Manager's assets under management, the performance of those managed assets, fees charged to other accounts and the Money Manager's investment strategy and approach, (e) a report showing each Fund's Morningstar rating, if applicable, and the change in such rating from December 31, 2004, and (f) a report comparing the net expense ratio of each Fund with the net expense ratios of its peer group. The Independent Directors also received a memorandum from counsel outlining legal standards and certain other considerations relevant to the Directors' deliberations. In addition, at each regularly scheduled Board meeting, the Board of Directors receives and reviews, among other things, information concerning each Fund's performance and related services provided by ACM and the Money Managers.

After receiving the information and presentations during the meetings, the Independent Directors met in executive session with their counsel to consider the Management and Money Manager Agreements. The Directors then unanimously approved the Money Manager Agreement with Pictet and the continuance of the Management and other Money Manager Agreements. The approvals were based on the following conclusions:

      o that ACM and each Money Manager has the capabilities, resources and personnel necessary to provide the advisory and subadvisory services currently provided to each Fund or, in the case of Pictet, proposed to be provided to the International Equity Fund; and

      o that the advisory and subadvisory fees paid or be paid by each Fund represent reasonable compensation to ACM and each Money Manager in light of the services provided or to be provided, the costs of providing those

--------------------------------------------------------------------------------
                                                                             167

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

      services,  the fees paid by similar  funds,  and such other factors as the
      Directors   considered  relevant  in  the  exercise  of  their  reasonable judgment.

In approving the Management and Money Manager Agreements, the Directors considered a number of factors as outlined below. The Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. Throughout their deliberations, the Independent Directors were represented by counsel.

[graphic] NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

ACM. In considering the nature, extent and quality of the services provided by ACM under the Management Agreements, the Board of Directors considered the terms of the Management Agreements and reviewed information provided by ACM relating to its operations and personnel. The Board considered that, pursuant to the Management Agreements, ACM was responsible for the management and administration of the Funds' operations and that it did so, with respect to each of the Underlying Funds other than the U.S. Government Money Fund, by engaging and overseeing the activities of a Money Manager. The Board also considered that ACM recommended and monitored the Money Managers of the Underlying Funds, suggested changes in Money Managers under certain circumstances, and assisted the Board in structuring and negotiating fees and other terms of the Money Management Agreements. The Board noted that ACM's process of monitoring the Money Managers included: (a) regular telephonic meetings to discuss any matters of concern, including portfolio management process and/or performance, (b) monthly compliance checklist and reviews, and (c) quarterly investment reviews. The Board noted in particular the steps that ACM had taken to address performance issues concerning the International Equity Fund and its process for selecting a new Money Manager for the Fund to recommend to the Board. In addition, the Board considered that ACM was responsible for the day-to-day management of the U.S. Government Money Fund and determined how to allocate the assets of each Allocation Fund among the Underlying Funds.

The Board considered ACM's resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board noted ACM's compliance program and the steps taken and proposed to be taken to implement the recommendations of the compliance consultant. The Board also considered ACM's oversight of the Money Managers' compliance capabilities. The Board took into account its familiarity with ACM's management through Board meetings, discussions, and reports during the preceding year and noted the expectations of shareholders who had invested in the Accessor Funds.

The Board also considered that, in addition to the investment advisory services, ACM provides administrative services, transfer agent services, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board considered the fees paid to ACM for the provision of such services. The Board noted, for example, that ACM is now publishing a quarterly Allocation Bulletin as a client service for the shareholders of the Allocation Funds.

The Board reviewed ACM's financial condition and noted that ACM had the financial wherewithal to continue to provide the same scope and quality of services under the Management Agreements. The Board determined that ACM's selection and monitoring of Money Managers and its management of each of the Allocation Funds and the U.S. Government Money Market Fund had been satisfactory. The Board concluded that they were satisfied with the nature, quality and extent of services provided by ACM under the Management Agreements.

MONEY MANAGERS. The Board also considered information provided to them regarding the services provided by each Money Manager to the applicable Underlying Fund, including information presented at the regularly scheduled Board meetings. The Board was provided with information from each Money Manager that included a description of the applicable Underlying Fund's investment objective and policies and the Money Manager's investment approach and strategies. The Board noted each Money Manager's level of knowledge and investment style. Further, the Board reviewed the experience and credentials of the investment personnel at each Money Manager who are responsible for managing the investments of the respective Underlying Fund and also each Money Manager's resources. The Board also considered each Money Manager's compliance program and history. In light of the extensive monitoring of the Money Managers by

--------------------------------------------------------------------------------
168

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

ACM and that negotiations between ACM and each Money Manager were on an arms'-length basis, the Directors placed considerable value on ACM's views regarding the Money Managers. Taking all of the foregoing into account, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Underlying Fund by its Money Manager.

[graphic] INVESTMENT PERFORMANCE/FEES AND OTHER EXPENSES

The Board received and considered relative performance and expense information for each of the Funds. The information provided to the Board included performance compared to one or more securities indices or benchmarks. The Board also reviewed information comparing the performance of each Underlying Fund with accounts managed in a similar manner by the applicable Money Manager. In addition, the Board receives and reviews detailed comparative performance information for each Fund in conjunction with each regular Board meeting during the year.

The Board also reviewed the advisory and subadvisory fees paid by each Fund to ACM and its Money Manager, as applicable, in light of the services provided to that Fund by ACM and that Money Manager. The Board also considered the transfer agency fees paid by each Fund to ACM and the administrative services fees paid by the U.S. Government Money Market Fund to ACM. The Board noted that the Underlying Funds, and not ACM, pay the Money Managers. The Board considered each Fund's net expense ratio (for each class separately) and compared such net expense ratios to the Fund's peer group. The Board also considered the fees that the Money Managers charged other clients and discussed the differences in services provided to the other clients. The Board noted that typically more services were provided to the Underlying Funds than these other clients and that because of the constant issuance and redemption of Fund shares, the Underlying Funds may be more difficult to manage than separate accounts.

Based on their review, as summarized below, the Board concluded that each Fund's relative investment performance over time had been sufficient and that the advisory and subadvisory fees and net expense ratios were acceptable for each Fund, in light of the other factors considered, to merit approval of the Management Agreement and Money Management Agreement, as applicable, for that Fund.

ALLOCATION FUNDS. The Board reviewed information showing the performance of each of the Allocation Funds compared to the performance of various benchmarks year to date and for the one month, quarter and one year ended September 30, 2005, The Board also reviewed the three year annualized return for each Allocation Fund as of September 30, 2005.

The Board considered that each class of shares of each of the Aggressive Growth Allocation Fund, the Growth Allocation Fund, the Growth & Income Allocation Fund, the Balanced Allocation Fund, and the Income & Growth Allocation Fund had outperformed or performed in line with such Fund's benchmark index for the month, quarter and one year period ended September 30, 2005, year to date, and on the basis of the three year annualized return as of September 30, 2005. The Board also considered that each class of the Income Allocation Fund had outperformed such Fund's benchmark index for the month and quarter ended September 30, 2005 but had lagged the performance of such Fund's benchmark index for the year ended September 30, 2005, year to date and on an annualized basis. The Board noted that each of the Aggressive Growth Allocation and the Income Allocation Funds had received a five star rating from Morningstar, that each of the Growth Allocation and the Growth & Income Allocation Funds had received a four star rating from Morningstar, and that each of the Balanced Allocation and the Income & Growth Allocation Funds had received a three star rating from Morningstar (all as of September 30, 2005). The Board also reviewed the return and risk ranking information for each Allocation Fund prepared by Zephyr StyleAdvisor (based on both twelve month returns and standard deviations ending September 30, 2005 and 4 year, 9 month returns and standard deviations ending September 30, 2005). The Board noted the relatively good performance with relatively low risk for each Allocation Fund, particularly over the longer time periods.

The Board considered that the net expense ratio for each class of shares of each Allocation Fund was substantially less than the average net expense ratio of its peer group. The Board also considered that the management fee charged by ACM for its services to each Allocation Fund was relatively low (10 basis points) and that ACM has agreed to pay certain expenses of each of the Allocation Funds through December 31, 2006.

--------------------------------------------------------------------------------
                                                                             169

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

GROWTH FUND. The Board reviewed information showing that the Fund had outperformed (before fees) its benchmark index for the month, quarter and 18 months ended September 30, 2005 and for the period year to date. The Board also reviewed information showing the Fund's performance net of fees and noted that the Advisor class had outperformed the benchmark index for all periods during which Enhanced Investment Technologies LLC ("INTECH") was the Money Manager (since March 1, 2004) and that each class of shares had outperformed the benchmark index for the 18 months ended September 30, 2005. The Board also noted that the annualized return of the Advisor class, over a three year period ended September 30, 2005, exceeded the benchmark index. The Board considered the returns in light of the level of risk associated with INTECH's management of the Fund as evidenced by its annualized alpha (its incremental return over the benchmark index). The Board also noted that INTECH had been managing the Fund since March 1, 2004 and considered performance in light of the fact that INTECH had been the Money Manager of the Fund for a relatively short period of time. The Board also reviewed information showing that the Fund's net expense ratio for each class of shares was less than the average expense ratio of its peer group (on a class-by-class basis).

VALUE FUND. The Board reviewed information showing that every class of shares of the Fund had outperformed its benchmark index for the quarter and year ended September 30, 2005 and for the period year to date. The Board noted that the Fund had outperformed the benchmark (before fees) for the three year period ended September 30, 2005 and since January 10, 2001 when Wellington Management Company, LLP ("Wellington Management") became the Money Manager of the Fund. The Board also noted the improvement in the Fund's Morningstar rating. The Board also reviewed information showing that the Fund's net expense ratio for each class of shares was less than the average expense ratio of its peer group (on a class-by-class basis). The Board also considered that Wellington Management had waived a portion of its fee in 2005 and that the fee waiver would not continue in 2006.

SMALL TO MID CAP FUND. The Board reviewed information provided to it showing that every class of shares of the Fund had outperformed its benchmark index for the month, quarter, year, and three years ended September 30, 2005, the period year to date, and since June 1, 2001 when SSgA Funds Management, Inc. ("SSgA") became the Money Manager of the Fund. The Board also noted that the Fund's 3-Year Morningstar ranking was 4 stars for each class of shares and that Lipper had ranked the Fund "A" for 1 and 3 year periods. The Board also reviewed information showing that the Fund's net expense ratio for each class of shares was less than the average expense ratio of its peer group (on a class-by-class basis).

MORTGAGE SECURITIES FUND. The Board reviewed information provided to it that showed that the Fund had outperformed its benchmark index (before fees) for the quarter, year, three year, five year and ten year periods ended September 30, 2005. The Board noted that, net of fees, each of the classes of shares performed consistent with or lagged the benchmark index for those periods. The Board also considered that the Advisor class of shares had a five star Morningstar ranking for the three, five and ten year periods and since inception through September 30, 2005. The Board noted that the other classes had also generally received four or five star rankings from Morningstar over the same periods. The Board considered that the net expense ratio for the Advisor shares was less than the average expense ratio of the comparable class of shares of its peer group and that the net expense ratios for the other classes of shares were slightly higher than the average net expense ratios of the comparable classes of shares of its peer group. The Board considered the reasons than the net expense ratios of the Investor Class, Class C and Class A shares of the Funds were higher that the comparable average net expense ratios of the peer group and noted that the fees, while not below the average, were within the range of the fees of the applicable classes of shares of the peer group.

INTERMEDIATE FIXED-INCOME FUND. The Board reviewed information provided to it that showed that the Fund had outperformed its benchmark index (before fees) for the month, quarter, year, three year and seven year periods ended September 30, 2005 and for the period year to date. The Board noted that the Advisor class of shares had outperformed the benchmark index for each of the same periods and that the Investor, Class C and Class A shares had outperformed the benchmark index for the same periods except that the Class C shares slightly lagged the benchmark index for the one year ended September 30, 2005. The Board considered that the net expense ratio for the Advisor shares was less than the average expense ratio of the comparable class of shares of its peer group and that the net expense ratios for the other classes of shares were slightly higher than the average net expense ratios of the comparable classes of shares of its peer group. The Board considered the reasons that the net expense ratios of the Investor Class, Class C and Class A shares of the Funds were higher than the comparable average net expense ratios of the peer group and noted that the fees, while not below the average, were within the range of the fees of the applicable classes of shares of the peer group.

--------------------------------------------------------------------------------
170

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED-INCOME FUND. The Board reviewed information that showed that each class of shares of the Fund had outperformed its benchmark index for the month, quarter and year ended September 30, 2005 and for the period year to date, and that the Fund had also outperformed the benchmark index (before fees) for the three, five and seven year periods ended September 30, 2005. The Board also reviewed information showing that the Fund's net expense ratio for each class of shares was less than the average expense ratio of its peer group (on a class-by-class basis).

HIGH YIELD BOND FUND. The Board reviewed information received by it that showed that the Fund outperformed its benchmark index (before fees) for the five year period since inception and that it had not performed as well as the benchmark index (before fees) for the one year and three year periods ended September 30, 2005. The Board noted that the Fund had outperformed its benchmark index (before fees) year to date and for the quarter ended September 30, 2005 and that each class of shares also outperformed the benchmark index for the month and quarter ended September 30, 2005. The Board considered information provided to it that showed that the bonds held by the Fund were generally of higher quality than the bonds included in the benchmark index and how the composition of the portfolio had impacted Fund performance compared to the benchmark index, as well as ACM's views of how the differences between the Fund and the benchmark index could affect Fund performance in the future. The Board also reviewed information showing that the Fund's net expense ratio for each class of shares was less than the average expense ratio of its peer group (on a class-by-class basis).

INTERNATIONAL EQUITY FUND. In approving the new Money Manager Agreement with Pictet for the International Equity Fund, the Board considered information provided to it by Pictet regarding the historical performance of Pictet's "EAFE Equity" investment product and noted that the composite had outperformed the Fund's benchmark index over various periods. The Board noted that the Fund, because it invests in emerging markets, would have a slightly different investment mandate that the EAFE Equity investment product. The Board also noted that the historical performance for Pictet represented a composite - gross of fees, and that fees, taxes and other expenses were not deducted in the calculation of the composite performance information. The Board also compared Pictet's historic performance to the historic performance of the Fund and to that of the Fund's benchmark index, noting that Pictet had outperformed the Fund's benchmark index for the one year, five year and seven year periods ended June 30, 2005.

The Board also reviewed the fees proposed by Pictet and compared those fees to the fees charged by the previous Money Manager for the Fund, those proposed by other candidates, and those charged to funds with similar investment objectives (based on Morningstar data). They noted that the proposed fees were lower than the median fee of the Fund's peer group and that the breakpoints in the proposed fee schedule meant reduced fees at lower asset levels than what was in place with the previous Money Manager.

LIMITED DURATION U.S. GOVERNMENT FUND. The Board considered information received by it that showed that the Fund had performed better than its benchmark index for the one year period ended September 30, 2005. The Board noted that Pennant Management Inc. had only been the Money Manager of the Fund since July 6, 2004 and that the Fund was not currently ranked by Lipper or Morningstar. The Board considered that the net expense ratio of the Fund was higher than the average net expense ratio of its peer group. The Board considered that ACM was now providing data regarding the Fund on the Accessor Funds website.

U.S. GOVERNMENT MONEY FUND. The Board considered information presented to it regarding the Fund's 7-Day Effective Yield, and its ranking among peer funds. The Board also considered that its total expense ratio was less than 0.50%. The Board requested further information from ACM regarding the Fund that was provided to it after the meeting that supported the Board's conclusion that the Fund's relative investment performance over time had been sufficient and that the advisory fees and net expense ratio were acceptable for the Fund, in light of the other factors considered, to merit approval of the Management Agreement for the Fund.

--------------------------------------------------------------------------------
                                                                             171

================================================================================
                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

[graphic] COSTS OF SERVICES PROVIDED AND PROFITABILITY

ACM. The Board discussed with ACM the costs of the services provided to the Funds by ACM and reviewed ACM's financial information. It was noted that ACM did not provide specific information as to the profitability to it of its relationship with each Fund and it was agreed that ACM would provide such information in the future. It was noted, however, that ACM should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial risk that it assumes as manager. The Board also noted that ACM's overall profit, based on information provided to the Board, was reasonable.

MONEY MANAGERS. The Board also considered each Money Manager's costs of providing services under the applicable Money Manager Agreement. The Board did not receive information regarding the estimated costs to Pictet of the services proposed to be provided by it to the International Fund. The Board considered that it would be difficult for Pictet to estimate such costs given that Pictet had not yet provided management services to the International Fund. Although each Money Manager provided the Board with its financial statements, it was noted that no Money Manager had provided information as to the profitability to it of its relationship with the applicable Underlying Fund. It was agreed that this was an issue to be discussed in the future. The Board noted, however, that the fees charged by each Money Manager were the result of arms'-length negotiations. The Board also noted that information had been provided to the Board regarding the fees charged by each Money Manger for its management of comparable funds and accounts. The materials showed that the fees rates paid to the Money Managers by the Underlying Funds were generally similar to (but not necessarily as low as, in all cases) the rates charged by the Money Managers to their other clients.

[graphic] OTHER BENEFITS

ACM. The Board considered that ACM provides transfer agency services to the Funds for which it receives compensation and provides administrative services to the U.S. Government Money Market Fund. The Board also considered other direct and indirect benefits to ACM from its relationship with the Funds. The Board concluded that such direct and indirect benefits received by ACM from its relationship with the Funds were reasonable.

MONEY MANAGERS. The Board also considered that certain Money Managers may benefit from soft dollar arrangements whereby they receive brokerage and research services from brokers that execute the Funds' purchases and sales of investment securities. It was noted that the Board received information during the year regarding each Money Manager's trading practices and soft dollar arrangements, and that each Money Manager had represented that it fulfills its obligations of seeking best execution when engaging in portfolio transactions for the applicable Underlying Fund. The Board concluded that such benefits, to the extent received by a particular Money Manager, were reasonable.

[graphic] ECONOMIES OF SCALE

ACM. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that ACM may experience as a result of growth in the Funds' assets. The Board noted that the advisory fee schedules applicable to the Funds under the Management Agreements do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board determined that the current fee structure was acceptable given the fee levels under the Management Agreements, the expense limitations that ACM has in place with respect to each of the Allocation Funds, the growth of Fund assets during the past year, and the other factors considered.

MONEY MANAGERS. The Board also discussed whether economies of scale would be realized by the Money Managers as the assets of the Underlying Funds increased and the extent to which those economies of scale were reflected in the fee schedule of each Money Management Agreement. The Board noted the breakpoints in the fee schedules of the Money Management Agreements for the International Equity and Mortgage Securities Funds that would allow the Funds to share in economies of scale experienced by the Money Managers of those Funds. The Board noted that the fee schedules under the Money Management Agreements for the other Underlying Funds did not include breakpoints that reduce the fee rate on assets above specified levels. The Board concluded that, in those instances, the Funds benefited from lower expense ratios and that the current fee structures were acceptable.

--------------------------------------------------------------------------------
172

================================================================================
              THE BOARD OF DIRECTORS AND OFFICERS OF ACCESSOR FUNDS
--------------------------------------------------------------------------------

The Board of Directors of Accessor Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                   TERM OF OFFICE                                                  IN FUND
NAME, AGE, ADDRESS,                  AND LENGTH                                                    COMPLEX      OTHER
AND POSITION HELD WITH                   OF              PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN BY    DIRECTORSHIPS
ACCESSOR FUNDS                        SERVICE            FIVE YEARS                               DIRECTOR      HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS                                                                                  16         None
J. Anthony Whatley, III(1,2)       All positions         Director and President, Accessor
Age 62                             held since            Capital Corporation, since August
1420 Fifth Avenue                  1991.                 2000; Executive Director, Accessor
Seattle, WA 98101                                        Capital Management LP since April
Director, President &                                    1991.
Principal Executive Officer

NON-INTERESTED DIRECTORS
George G. Cobean, III              Director              Director, Vice President,                    16         Director, Action
Age 67                             since 1991.           Martinson, Cobean & Associates,                         Auto Glass of
1607 S. 341st Place                                      P.S. (certified public accountants)                     Tacoma, Inc.
Federal Way, WA 98003                                    since 1973.                                             Director,
Director                                                                                                         Manufacturing Co.
                                                                                                                 Tigre Tierra
                                                                                                                 Manufacturing Co.

Geoffrey C. Cross                  Director              President, Geoffrey C. Cross P.S.,           16         None
Age 66                             since 1993.           Inc. (general practice of law)
252 Broadway                                             since 1970.
Tacoma, WA 98402
Director

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Ravindra A. Deo                    Officer since         Director and Secretary, Accessor
Age 42                             1992.                 Capital Corporation, since August
1420 Fifth Avenue                                        2000; Vice President and Chief
Seattle, WA 98101                                        Investment Officer, Accessor
Treasurer & Principal                                    Capital Management LPsince January
Financial/Accounting                                     1992.
Officer & Senior Vice
President

Linda V. Whatley(2)                Officer since         Vice President, Accessor Capital
Age 47                             1991.                 Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101
Assistant Secretary &
Senior Vice President

Robert J. Harper                   Officer since         Director and Treasurer, Accessor
Age 61                             1995.                 Capital Corporation, since August
1420 Fifth Avenue                                        2000; Director of Sales and Client
Seattle, WA 98101                                        Service, Accessor Capital
Senior Vice President                                    Management LP since October 1993.

Christine J. Stansbery             Officer since         Vice President, Accessor Capital
Age 53                             1995.                 Corporation, since April 2001;
1420 Fifth Avenue                                        Chief Compliance Officer, Accessor
Seattle, WA 98101                                        Capital Management since October 2004.
Secretary & Senior Vice                                  Assistant Vice President-Compliance,
President & Chief                                        Accessor Capital Management LP, since
Compliance Officer                                       January 1997.

--------------------------------------------------------------------------------
                                                                             173

================================================================================
              THE BOARD OF DIRECTORS AND OFFICERS OF ACCESSOR FUNDS
--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                   TERM OF OFFICE                                                  IN FUND
NAME, AGE, ADDRESS,                  AND LENGTH                                                    COMPLEX      OTHER
AND POSITION HELD WITH                   OF              PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN BY    DIRECTORSHIPS
ACCESSOR FUNDS                        SERVICE            FIVE YEARS                               DIRECTOR      HELD
----------------------------------------------------------------------------------------------------------------------------------
Darin K. Dubendorf                 Officer since         Regional Director, Accessor Capital
Age 39                             2002.                 Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101
Vice President

R. Michael Daley                   Officer since         Director of Product Development
Age 30                             2002.                 since September 2002 and Regional
1420 Fifth Avenue                                        Director, Accessor Capital
Seattle, WA 98101                                        Management LP since October 1998.
Vice President

Deborah Jean Bryan                 Officer since         Director of Operations and
Age 38                             2003.                 Information Technology since June
1420 Fifth Avenue                                        2003, Director of Operations since
Seattle, WA 98101                                        November 1998, Accessor Capital
Vice President                                           Management since July 1997.

Justin Hudson Roberge              Officer since         Jr. Investment Analyst, Accessor
Age 29                             2004.                 Capital Management, since June 2004;
1420 Fifth Avenue                                        Operations Associate, Accessor Capital
Seattle, WA 98101                                        Management, since April 2002;
Assistant Treasurer                                      Registered Representative, Diversified
                                                         Financial Concepts, since September
                                                         2001; Operations Associate, Harris
                                                         Investor Line, since March 2000;
                                                         Full-time student, University of
                                                         Washington, September 1995 - December
                                                         1999.

--------------------------------------------------------------------------------
(1) J. Anthony Whatley, III is an interested director due to his position as President and Principal Executive Officer of the Accessor Funds and President of Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

================================================================================
174

================================================================================
                           ADDITIONAL FUND INFORMATION
--------------------------------------------------------------------------------

[graphic] HOW TO OBTAIN A COPY OF PROXY VOTING POLICIES

A description of the policies and procedures that the Accessor Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-759-3504 and on the SEC's website at http://www.sec.gov.

[graphic] HOW TO OBTAIN A COPY OF PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Accessor Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-759-3504. You can also obtain the Accessor Funds' proxy voting records on the SEC's website at http://www.sec.gov.

[graphic] QUARTERLY FILINGS ON FORM N-Q

The Accessor Funds files each Fund's complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Accessor Funds' Forms N-Q is also available by calling (800) 759-3504.

--------------------------------------------------------------------------------
                                                                             175

                       THIS PAGE LEFT INTENTIONALLY BLANK.

ACCESSOR FUNDS, INC.

DIRECTORS AND OFFICERS

George G. Cobean, III, Director
Geoffrey C. Cross, Director
J. Anthony Whatley, III, Director, President and Principal Executive Officer Ravindra A. Deo, Treasurer, Vice President, Principal Financial and Accounting
  Officer
Robert J. Harper, Senior Vice President
Christine J. Stansbery, Secretary, Senior Vice President and Chief Compliance
  Officer
Linda V. Whatley, Senior Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR

Accessor Capital Management LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101

CUSTODIAN

The Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263

DISTRIBUTOR

ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

TRANSFER AGENT

Accessor Capital Management LP
P.O. Box 1748
Seattle, Washington 98111

LEGAL COUNSEL

Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606


            ACCESSOR FUNDS ARE DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

    AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION
              ABOUT ACCESSOR FUNDS IS CONTAINED IN THE PROSPECTUS.
             TO OBTAIN A FREE PROSPECTUS, CONTACT ACCESSOR FUNDS AT
       (800) 882-9612, P.O. BOX 1748, SEATTLE, WA 98111, WWW.ACCESSOR.COM.

      PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

  This report, including the financial statements herein, is transmitted to the shareholders of Accessor Funds, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of Accessor Funds, Inc., or any securities mentioned in this report.

--------------------------------------------------------------------------------
ACCESSOR FUNDS, INC.
P.O. Box 1748
SEATTLE, WA 98111-1748

                      VISIT OUR WEBSITE AT WWW.ACCESSOR.COM
--------------------------------------------------------------------------------

Item 2.  Code of Ethics

Registrant has adopted a code of ethics that applies to Registrant's principal executive officer and principal financial and accounting officer.

There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report. The Code of Ethics is incorporated herein by reference to Exhibit 11(a) on Form N-CSR on March 10, 2004 (Accession No. 0000897101-04-000475) and is available at www.accessor.com.

Item 3.  Audit Committee Financial Expert

a.(1) The Board of Directors has determined that at least one audit committee financial expert is serving on the audit committee of Registrant.

  (2) George Cobean III, an independent director, meets the requirements to serve as the audit committee financial expert, as defined in Item 3 of Form N-CSR, and has agreed to serve.

  (3) N/A

Item 4.  Principal Accountant Fees and Services

        Fees                    2005           2004                     Explanation

a.      Audit Fees:            $278,000        $276,900


b.      Audit-Related Fees:    $40,000         $ 35,000                - Semi-Annual SAS 100 Review
                               $60,000         $ 29,000                - NQ SAS 100 Review
c.      Tax Fees:              $48,160         $ 35,200                - Preparation of Tax Returns;
                                                                         review distribution
d.      All Other Fees:        $20,000         $     0                 - Evaluation of fund accounting software conversion

e.(1) The Funds audit committee has established policies and procedures for the pre-approval of the Funds Auditors engagement for audit and non-audit services to the Funds. Pre-approvals consistent with this policy are considered on an annual basis and consideration is given as to whether such non-audit services will not impair the auditor's independence.

e.(2)  All services were approved by Registrant discussed in b. through d.
       above.

f.     N/A

g.     Non-Audit fees: 2005 $17,500 - Rule 17ad-13 Examination of transfer agent
                       2004 $16,500 - Rule 17ad-13 Examination of transfer agent

h. The Registrant's audit committee has considered that the provision of non-audit related services that were rendered is compatible with maintaining the auditor's independence.

Item 5.  Audit Committee of Listed Registrants.

N/A.

Item 6.  Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There are no material changes to the procedrues by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are reasonably designed to ensure that information to be disclosed by the Registrant on Form N-CSR is recorded, processed and reported within the time required based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There have been no change in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (b) The certifications for each of the principal executive and principal financial officers of the registrant required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT and EX-99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCESSOR FUNDS, INC.

By:      /s/ J. Anthony Whatley III
         --------------------------------
         J. Anthony Whatley III President

Date:    March 6, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Anthony Whatley III
         --------------------------------
         J. Anthony Whatley III President

Date:    March 6, 2006

By:      /s/ Ravindra A. Deo
         --------------------------------
         Ravindra A. Deo
         Treasurer

Date:    March 6, 2006